UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 through June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2014

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December 2013.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. After outperforming large cap stocks in 2013, small cap stocks traded lower starting in February 2014. The Russell 2000 Index fell as much as 9%, before regaining some strength at the end of May 2014. In June, small caps rebounded strongly to outperform large cap securities and mid cap securities for the month.

During the reporting period, the energy and health care sectors were strong performers, while consumer discretionary and financials services were among the weakest performers. The Russell 2000 Index returned 23.64%, while the Russell 2000 Growth Index returned 24.73% and the Russell 2000 Value Index returned 22.54% for the twelve months ended June 30, 2014.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	18.52%
Russell 2000 Growth Index	24.73%

Net Assets as of 6/30/2014 (In Thousands)	$560,024

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and energy sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the producer durables and health care sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s positions Francesca’s Holdings Corp., Model N Inc. and ReachLocal Inc. Shares of Francesca’s, a specialty retailer of clothing, accessories and gifts, traded lower on a weak back-to-school sales season in 2013 and the company’s failure to increase comparable store sales. Shares of Model N, a provider of revenue management services, fell on questions about the company’s business model and management’s ability to execute its strategy and the replacement of the company’s head of sales shortly after the initial public offering in 2013. Shares of ReachLocal, a provider of Internet marketing and analytics, remained weak as the company’s revamped sales model led to results that were below expectations and raised questions about future growth.

Individual contributors to relative performance included the Fund’s positions in Envestnet Inc., Spirit Airlines Inc. and Acuity Brands Inc. Shares of Envestnet, a provider of technology to the financial services sector, benefitted from the company’s market share gains and healthy recurring revenue. Shares of Spirit Airlines, an airline serving North America, the Caribbean and Latin America, traded higher amid improved demand for travel and industry-wide capacity discipline and record utilization levels. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.1%
2.	Middleby Corp. (The)	1.9
3.	Old Dominion Freight Line, Inc.	1.7
4.	Envestnet, Inc.	1.6
5.	Watsco, Inc.	1.5
6.	Insulet Corp.	1.4
7.	Rush Enterprises, Inc., Class A	1.4
8.	Acadia Healthcare Co., Inc.	1.4
9.	Fortune Brands Home & Security, Inc.	1.4
10.	Trulia, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.9%
Health Care	22.9
Industrials	22.3
Consumer Discretionary	14.9
Financials	8.3
Energy	5.9
Telecommunication Services	1.0
Others (each less than 1.0%)	0.6
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
Without Sales Charge		18.52%	19.09%	7.74%
With Sales Charge*		12.29	17.81	7.16
CLASS B SHARES	May 19, 1997
Without CDSC		17.94	18.45	7.23
With CDSC**		12.94	18.25	7.23
CLASS C SHARES	January 7, 1998
Without CDSC		17.93	18.45	7.14
With CDSC***		16.93	18.45	7.14
SELECT CLASS SHARES	April 5, 1999	18.87	19.50	8.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.95%
Russell 2000 Index	23.64%

Net Assets as of 6/30/2014 (In Thousands)	$703,307

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health services & systems sector and the systems hardware sector was the leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the finance and energy sectors was the main detractor from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., SunEdison Inc. and Lannett Co. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores and continued to execute on its turnaround efforts. Shares of SunEdison, a maker of silicon wafers and solar energy products, gained from the continued expansion of its solar energy business. Shares of Lannett, a maker of generic pharmaceuticals, rose on healthy revenue growth, a low debt-to-equity ratio and expanding profit margins.

Individual detractors from relative performance included the Fund’s positions in Medicines Co., Republic Airways Holdings and Cooper Tire & Rubber Co. Shares of Medicines, a pharmaceutical company focused on serving the hospital market, sank after a U.S. Food and Drug Administration panel voted against approval of the company’s blood clot prevention treatment. Shares of Republic Airways, a regional airline, fell on investor concerns about the company’s growth prospects. Shares of Cooper Tire, a manufacturer of replacement automotive tires, remained under pressure after it cancelled a merger agreement with Indian tire maker Apollo Tyres.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.1%
2.	Tower International, Inc.	1.1
3.	Deluxe Corp.	1.1
4.	Barnes & Noble, Inc.	1.0
5.	Warren Resources, Inc.	1.0
6.	Greatbatch, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Popular, Inc., (Puerto Rico)	1.0
9.	Dynegy, Inc.	1.0
10.	NuVasive, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.0%
Information Technology	17.7
Industrials	14.4
Consumer Discretionary	13.6
Health Care	11.8
Energy	7.1
Consumer Staples	4.1
Materials	3.8
Utilities	3.2
Telecommunication Services	1.2
U.S. Treasury Obligations	0.2
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	January 1, 1997	28.95%	22.34%	8.73%

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	23.27%
Russell 2000 Index	23.64%

Net Assets as of 6/30/2014 (In Thousands)	$3,409,445

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the materials & processing sector and its underweight position in the health care sector were the leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financial services and energy sectors was the leading contributor to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in American Eagle Outfitters Inc., ProAssurance Group Corp. and Quicksilver Inc. Shares of American Eagle, a specialty retailer of apparel, traded lower on intensifying competition and discounting in retail apparel, along with some product missteps. Shares of ProAssurance, a provider of professional liability insurance not held in the Benchmark, fell on weaker-than-expected quarterly results, driven by poor pricing and higher expenses from mergers and acquisitions activity. Shares of Quicksilver, a maker of branded apparel, fell after weak quarterly earnings and sales led to a shift in strategy by management.

Individual contributors to relative performance included the Fund’s overweight positions in HFF Inc., Cimarex Energy Co. and Zillow Inc. Shares of HFF, a commercial real estate company, traded higher on better-than-expected revenue and continued market share gains. Shares of Cimarex Energy, an oil and gas producer not held in the Benchmark, gained on the company’s ability to execute on its acreage position in the Permian Basin and to outperform expectations. Shares of Zillow, an online provider of real estate and housing information, traded higher on improving conditions in real estate and the company’s ability to expand its competitive advantage over its peers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	2.8%
2.	Jarden Corp.	2.4
3.	Associated Banc-Corp.	2.2
4.	IDEXX Laboratories, Inc.	2.0
5.	Taminco Corp.	1.9
6.	Brinker International, Inc.	1.9
7.	Silgan Holdings, Inc.	1.8
8.	ProAssurance Corp.	1.8
9.	Crown Holdings, Inc.	1.7
10.	AptarGroup, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	20.0%
Financials	19.8
Industrials	16.8
Information Technology	12.3
Health Care	9.1
Materials	7.2
Energy	5.2
Consumer Staples	2.9
Utilities	2.8
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
Without Sales Charge		23.27%	20.45%	12.55%
With Sales Charge*		16.81	19.16	11.95
CLASS B SHARES	March 28, 1995
Without CDSC		22.67	19.86	12.09
With CDSC**		17.67	19.66	12.09
CLASS C SHARES	February 19, 2005
Without CDSC		22.67	19.87	11.97
With CDSC***		21.67	19.87	11.97
CLASS R2 SHARES	November 3, 2008	22.95	20.15	12.39
CLASS R5 SHARES	May 15, 2006	23.90	21.06	13.12
SELECT CLASS SHARES	May 7, 1996	23.65	20.82	12.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	18.94%
Russell 2000 Growth Index	24.73%

Net Assets as of 6/30/2014 (In Thousands)	$1,157,314

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and energy sectors was a leading detractor from performance relative to the Benchmark, while security selection in the producer durables and health care sectors was a leading contributor to relative performance.

Individual detractors from relative performance included the Fund’s positions in Francesca’s Holdings Corp., Model N Inc. and ReachLocal Inc. Shares of Francesca’s, a specialty retailer of clothing, accessories and gifts, traded lower on a weak back-to-school sales season in 2013 and the company’s failure to increase comparable store sales. Shares of Model N, a provider of revenue management services, fell on questions about the company’s business model and management’s ability to execute its strategy and the replacement of the company’s head of sales shortly after the initial public offering in 2013. Shares of ReachLocal, a provider of Internet marketing and analytics, remained weak as the company’s revamped sales model led to results that were below expectations and raised questions about future growth.

Individual contributors to relative performance included the Fund’s positions in Envestnet Inc., Spirit Airlines Inc. and Acuity Brands Inc. Shares of Envestnet, a provider of technology to the financial services sector, benefitted from the company’s market share gains and healthy recurring revenue. Shares of Spirit Airlines, an airline serving North America, the Caribbean and Latin America, traded higher amid improved demand for travel and industry-wide capacity discipline and record utilization levels. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.1%
2.	Middleby Corp. (The)	1.9
3.	Old Dominion Freight Line, Inc.	1.6
4.	Envestnet, Inc.	1.6
5.	Watsco, Inc.	1.5
6.	Insulet Corp.	1.4
7.	Rush Enterprises, Inc., Class A	1.4
8.	Acadia Healthcare Co., Inc.	1.4
9.	Fortune Brands Home & Security, Inc.	1.4
10.	Trulia, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	22.9%
Information Technology	22.9
Industrials	22.2
Consumer Discretionary	14.9
Financials	8.3
Energy	5.9
Telecommunication Services	1.0
Others (each less than 1.0%)	0.5
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
Without Sales Charge		18.94%	20.57%	9.48%
With Sales Charge*		12.70	19.26	8.89
CLASS B SHARES	September 12, 1994
Without CDSC		18.34	19.93	8.93
With CDSC**		13.34	19.74	8.93
CLASS C SHARES	November 4, 1997
Without CDSC		18.29	19.91	8.85
With CDSC***		17.29	19.91	8.85
CLASS R2 SHARES	November 3, 2008	18.62	20.23	9.12
CLASS R6 SHARES	November 30, 2010	19.55	21.13	9.94
INSTITUTIONAL CLASS SHARES	February 19, 2005	19.46	21.04	9.90
SELECT CLASS SHARES	March 26, 1996	19.20	20.86	9.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from February 19, 2005 through inception and on the performance of Select Class Shares prior to February 19, 2005. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.57%
Russell 2000 Value Index	22.54%

Net Assets as of 6/30/2014 (In Thousands)	$1,559,154

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 2000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer cyclical and retail sectors was the primary detractor from performance relative to the Benchmark, while security selection in the semiconductors and health services & systems sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Forest Oil Corp., Northstar Realty Financial Corp. and World Acceptance Corp. Shares of Forest Oil, an independent oil and gas company focused on natural gas production, sank as the company struggled with disappointing production from its Eagle Ford property. Shares of Northstar, a real estate investment trust, performed well during the year, and the Fund’s lack of position in the stock hurt performance relative to the Benchmark. Shares of World Acceptance, a small-loan consumer finance company, retreated on new reports that the company was a target of multiple shareholder lawsuits.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., Penn Virginia Corp. and Intelliquent Inc. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores and continued to execute on its turnaround efforts. Shares of Penn Virginia, an independent oil and gas company, rose after the company reaffirmed its forecast for production and cash flow. Shares of Inteliquent, a provider of Ethernet voice and data services, gained after the company revised upward its forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Portland General Electric Co.	1.2%
2.	TiVo, Inc.	1.1
3.	Dana Holding Corp.	1.1
4.	CYS Investments, Inc.	1.1
5.	Helix Energy Solutions Group, Inc.	1.1
6.	Iconix Brand Group, Inc.	1.1
7.	Rite Aid Corp.	1.0
8.	Spansion, Inc., Class A	0.9
9.	Minerals Technologies, Inc.	0.9
10.	CNO Financial Group, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	35.3%
Industrials	13.8
Information Technology	11.9
Consumer Discretionary	9.6
Energy	6.9
Utilities	5.8
Health Care	5.0
Materials	4.0
Consumer Staples	3.1
Others (each less than 1.0%)	1.0
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
Without Sales Charge		21.24%	21.01%	8.74%
With Sales Charge*		14.86	19.72	8.15
CLASS B SHARES	January 27, 1995
Without CDSC		20.50	20.28	8.19
With CDSC**		15.50	20.09	8.19
CLASS C SHARES	March 22, 1999
Without CDSC		20.45	20.28	8.07
With CDSC***		19.45	20.28	8.07
CLASS R2 SHARES	November 3, 2008	20.95	20.71	8.46
CLASS R5 SHARES	May 15, 2006	21.67	21.43	9.09
CLASS R6 SHARES	February 22, 2005	21.71	21.47	9.15
SELECT CLASS SHARES	January 27, 1995	21.57	21.32	9.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.42%
Russell 2000 Index	23.64%

Net Assets as of 6/30/2014 (In Thousands)	$581,763

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the software & services sector and the basic materials sector was the leading contributor to performance relative to the Benchmark, while security selection in the media and the real estate investment trust (REIT) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., Ubiquity Networks Inc. and Manhattan Associates Inc. Shares of Rite Aid Corp., a drugstore chain, rose as management shed underperforming stores and continued to execute on its turnaround efforts. Shares of Ubiquity, a communications technology company, gained from a string of quarterly earnings surprises, a strong balance sheet and substantial cash flow. Shares of Manhattan Associates, a supply-chain software maker, rose after the company raised its forecast for revenue and earnings.

Individual detractors from relative performance included the Fund’s positions in Republic Airways Holdings Inc., Cross Country Healthcare Inc. and Aegerion Pharmaceuticals Inc. Shares of Republic Airways, a U.S. regional airline, fell on investor concerns about the company’s growth prospects. Shares of Cross Country Healthcare, a provider of staffing services for the health care industry, slumped after the company missed analysts’ earnings estimates for several consecutive quarters. Shares of Aegerion, a drug maker focused on treatments of lipid (cholesterol) disorders, weakened after the company lowered its revenue forecast.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Manhattan Associates, Inc.	1.3%
2.	InterDigital, Inc.	1.3
3.	Minerals Technologies, Inc.	1.3
4.	Iconix Brand Group, Inc.	1.2
5.	Rite Aid Corp.	1.2
6.	Dana Holding Corp.	1.2
7.	hhgregg, Inc.	1.0
8.	AAR Corp.	1.0
9.	Abraxas Petroleum Corp.	1.0
10.	CYS Investments, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.7%
Information Technology	17.1
Industrials	14.2
Consumer Discretionary	13.4
Health Care	12.9
Energy	6.6
Consumer Staples	3.6
Materials	3.5
Utilities	3.0
Telecommunication Services	1.1
U.S. Treasury Obligation	0.4
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
Without Sales Charge		25.86%	22.32%	9.08%
With Sales Charge*		19.25	21.02	8.50
CLASS C SHARES	November 1, 2007
Without CDSC		25.35	21.72	8.73
With CDSC**		24.35	21.72	8.73
CLASS R2 SHARES	November 1, 2011	25.66	22.19	9.02
CLASS R6 SHARES	November 1, 2011	26.54	22.87	9.49
INSTITUTIONAL CLASS SHARES	November 4, 1993	26.42	22.82	9.47
SELECT CLASS SHARES	September 10, 2001	26.21	22.61	9.28

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 To 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.8%
	Distributors — 0.9%
88	Pool Corp.	5,001

	Diversified Consumer Services — 1.0%
338	2U, Inc. (a)	5,685

	Hotels, Restaurants & Leisure — 1.2%
64	Noodles & Co. (a)	2,218
435	Scientific Games Corp., Class A (a)	4,839

		7,057

	Household Durables — 1.0%
100	La-Z-Boy, Inc.	2,316
197	TRI Pointe Homes, Inc. (a)	3,091

		5,407

	Internet & Catalog Retail — 2.1%
100	Coupons.com, Inc. (a)	2,622
136	HomeAway, Inc. (a)	4,728
165	RetailMeNot, Inc. (a)	4,379

		11,729

	Media — 0.5%
395	ReachLocal, Inc. (a)	2,776

	Specialty Retail — 4.8%
143	Container Store Group, Inc. (The) (a)	3,967
150	Five Below, Inc. (a)	5,997
258	Francesca’s Holdings Corp. (a)	3,802
47	Lithia Motors, Inc., Class A	4,413
53	Lumber Liquidators Holdings, Inc. (a)	3,995
93	Penske Automotive Group, Inc.	4,606

		26,780

	Textiles, Apparel & Luxury Goods — 3.3%
83	Movado Group, Inc.	3,460
78	Skechers U.S.A., Inc., Class A (a)	3,578
241	Vera Bradley, Inc. (a)	5,265
67	Vince Holding Corp. (a)	2,443
149	Wolverine World Wide, Inc.	3,886

		18,632

	Total Consumer Discretionary	83,067

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
47	Fairway Group Holdings Corp. (a)	315

	Energy — 5.9%
	Energy Equipment & Services — 2.4%
66	Dril-Quip, Inc. (a)	7,173

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
165	Forum Energy Technologies, Inc. (a)	6,018

		13,191

	Oil, Gas & Consumable Fuels — 3.5%
132	Delek U.S. Holdings, Inc.	3,725
110	Eclipse Resources Corp. (a)	2,774
227	Laredo Petroleum Holdings, Inc. (a)	7,028
109	Oasis Petroleum, Inc. (a)	6,116

		19,643

	Total Energy	32,834

	Financials — 8.2%
	Banks — 0.9%
41	Signature Bank (a)	5,195

	Capital Markets — 2.9%
92	Cohen & Steers, Inc.	3,972
124	Financial Engines, Inc.	5,623
148	FXCM, Inc., Class A	2,207
379	PennantPark Investment Corp.	4,338

		16,140

	Insurance — 0.5%
75	AmTrust Financial Services, Inc.	3,157

	Real Estate Investment Trusts (REITs) — 2.0%
159	CubeSmart	2,913
43	EastGroup Properties, Inc.	2,730
269	Glimcher Realty Trust	2,912
65	Highwoods Properties, Inc.	2,730

		11,285

	Real Estate Management & Development — 0.8%
147	RE/MAX Holdings, Inc., Class A	4,358

	Thrifts & Mortgage Finance — 1.1%
83	BofI Holding, Inc. (a)	6,091

	Total Financials	46,226

	Health Care — 22.8%
	Biotechnology — 9.2%
138	ACADIA Pharmaceuticals, Inc. (a)	3,122
74	Acceleron Pharma, Inc. (a)	2,513
69	Aegerion Pharmaceuticals, Inc. (a)	2,224
160	Arrowhead Research Corp. (a)	2,288
161	Chimerix, Inc. (a)	3,540
208	Exact Sciences Corp. (a)	3,539
342	Halozyme Therapeutics, Inc. (a)	3,382
212	Ignyta, Inc. (a)	1,928
192	Insmed, Inc. (a)	3,836

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
109	InterMune, Inc. (a)	4,791
94	Intrexon Corp. (a)	2,363
36	Isis Pharmaceuticals, Inc. (a)	1,231
195	Keryx Biopharmaceuticals, Inc. (a)	2,996
58	Kite Pharma, Inc. (a)	1,677
114	Portola Pharmaceuticals, Inc. (a)	3,319
39	Puma Biotechnology, Inc. (a)	2,580
66	Receptos, Inc. (a)	2,807
423	Threshold Pharmaceuticals, Inc. (a)	1,676
64	Versartis, Inc. (a)	1,791

		51,603

	Health Care Equipment & Supplies — 5.9%
352	GenMark Diagnostics, Inc. (a)	4,765
203	Insulet Corp. (a)	8,065
133	K2M Group Holdings, Inc. (a)	1,977
435	Novadaq Technologies, Inc., (Canada) (a)	7,163
401	Syneron Medical Ltd., (Israel) (a)	4,133
146	Tandem Diabetes Care, Inc. (a)	2,381
1,632	Unilife Corp. (a)	4,832

		33,316

	Health Care Providers & Services — 3.2%
169	Acadia Healthcare Co., Inc. (a)	7,706
135	Surgical Care Affiliates, Inc. (a)	3,931
85	WellCare Health Plans, Inc. (a)	6,330

		17,967

	Health Care Technology — 0.9%
196	Veeva Systems, Inc., Class A (a)	4,984

	Life Sciences Tools & Services — 1.9%
174	Bruker Corp. (a)	4,229
216	Fluidigm Corp. (a)	6,356

		10,585

	Pharmaceuticals — 1.7%
295	Nektar Therapeutics (a)	3,783
73	Revance Therapeutics, Inc. (a)	2,479
119	Sagent Pharmaceuticals, Inc. (a)	3,086

		9,348

	Total Health Care	127,803

	Industrials — 22.2%
	Aerospace & Defense — 1.9%
123	HEICO Corp.	6,400
104	Hexcel Corp. (a)	4,261

		10,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.9%
166	XPO Logistics, Inc. (a)	4,764

	Airlines — 1.0%
85	Spirit Airlines, Inc. (a)	5,349

	Building Products — 2.5%
190	Fortune Brands Home & Security, Inc.	7,567
225	Trex Co., Inc. (a)	6,490

		14,057

	Electrical Equipment — 3.3%
84	Acuity Brands, Inc.	11,658
102	Generac Holdings, Inc. (a)	4,962
200	TCP International Holdings Ltd., (Switzerland) (a)	2,053

		18,673

	Industrial Conglomerates — 1.2%
80	Carlisle Cos., Inc.	6,953

	Machinery — 3.1%
89	Graco, Inc.	6,966
127	Middleby Corp. (The) (a)	10,494

		17,460

	Marine — 1.3%
62	Kirby Corp. (a)	7,227

	Road & Rail — 2.4%
190	Marten Transport Ltd.	4,250
145	Old Dominion Freight Line, Inc. (a)	9,241

		13,491

	Trading Companies & Distributors — 4.6%
44	DXP Enterprises, Inc. (a)	3,350
62	MSC Industrial Direct Co., Inc., Class A	5,883
232	Rush Enterprises, Inc., Class A (a)	8,045
82	Watsco, Inc.	8,441

		25,719

	Total Industrials	124,354

	Information Technology — 22.8%
	Communications Equipment — 3.8%
271	Aruba Networks, Inc. (a)	4,752
232	Ciena Corp. (a)	5,015
387	Infinera Corp. (a)	3,564
52	Palo Alto Networks, Inc. (a)	4,365
286	Ruckus Wireless, Inc. (a)	3,407

		21,103

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.8%
48	FEI Co.	4,392

	Internet Software & Services — 9.1%
126	ChannelAdvisor Corp. (a)	3,327
117	Cornerstone OnDemand, Inc. (a)	5,391
40	CoStar Group, Inc. (a)	6,366
119	Dealertrack Technologies, Inc. (a)	5,409
75	Demandware, Inc. (a)	5,230
183	Envestnet, Inc. (a)	8,975
124	Marketo, Inc. (a)	3,611
53	OpenTable, Inc. (a)	5,486
153	Trulia, Inc. (a)	7,268

		51,063

	Semiconductors & Semiconductor Equipment — 2.8%
99	Cavium, Inc. (a)	4,895
404	Inphi Corp. (a)	5,938
123	Monolithic Power Systems, Inc.	5,208

		16,041

	Software — 5.4%
257	A10 Networks, Inc. (a)	3,413
104	CommVault Systems, Inc. (a)	5,122
192	Fortinet, Inc. (a)	4,828
303	Gigamon, Inc. (a)	5,808
119	Guidewire Software, Inc. (a)	4,849
86	Imperva, Inc. (a)	2,247
55	Tableau Software, Inc., Class A (a)	3,923

		30,190

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.9%
164	Nimble Storage, Inc. (a)	5,048

	Total Information Technology	127,837

	Materials — 0.5%
	Construction Materials — 0.5%
28	Eagle Materials, Inc.	2,676

	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
311	Boingo Wireless, Inc. (a)	2,123
222	RingCentral, Inc., Class A (a)	3,353

	Total Telecommunication Services	5,476

	Total Common Stocks (Cost $401,943)	550,588

Short-Term Investment — 1.2%
	Investment Company — 1.2%
6,614	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $6,614)	6,614

	Total Investments — 99.5% (Cost $408,557)	557,202
	Other Assets in Excess of Liabilities — 0.5%	2,822

	NET ASSETS — 100.0%	$560,024

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 13.5%
	Auto Components — 1.4%
28	Standard Motor Products, Inc.	1,233
56	Stoneridge, Inc. (a)	600
213	Tower International, Inc. (a)	7,847

		9,680

	Distributors — 0.3%
40	Core-Mark Holding Co., Inc.	1,807
9	VOXX International Corp. (a)	85

		1,892

	Diversified Consumer Services — 0.6%
79	2U, Inc. (a)	1,328
9	Capella Education Co.	506
110	Chegg, Inc. (a)	776
18	ITT Educational Services, Inc. (a)	307
60	ServiceMaster Global Holdings, Inc. (a)	1,097

		4,014

	Hotels, Restaurants & Leisure — 1.4%
33	Einstein Noah Restaurant Group, Inc.	535
61	Jack in the Box, Inc.	3,650
24	La Quinta Holdings, Inc. (a)	450
179	Ruth’s Hospitality Group, Inc.	2,213
116	Sonic Corp. (a)	2,562
15	Zoe’s Kitchen, Inc. (a)	512

		9,922

	Household Durables — 2.0%
37	Century Communities, Inc. (a)	824
19	GoPro, Inc., Class A (a)	758
95	Helen of Troy Ltd., (Bermuda) (a)	5,766
20	Jarden Corp. (a)	1,163
68	KB Home	1,278
14	Libbey, Inc. (a)	370
50	Lifetime Brands, Inc.	778
10	NACCO Industries, Inc., Class A	491
140	Skullcandy, Inc. (a)	1,016
15	Turtle Beach Corp. (a)	135
36	Universal Electronics, Inc. (a)	1,755

		14,334

	Internet & Catalog Retail — 0.1%
15	Coupons.com, Inc. (a)	405

	Leisure Products — 0.0% (g)
14	Nautilus, Inc. (a)	155

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.4%
15	AMC Entertainment Holdings, Inc., Class A (m)	383
244	E.W. Scripps Co. (The), Class A (a)	5,169
33	Entercom Communications Corp., Class A (a)	357
74	Gray Television, Inc. (a)	976
86	Journal Communications, Inc., Class A (a)	765
12	Live Nation Entertainment, Inc. (a)	296
63	Markit Ltd., (United Kingdom) (a)	1,703
16	Sinclair Broadcast Group, Inc., Class A	570

		10,219

	Multiline Retail — 0.7%
43	Dillard’s, Inc., Class A	5,014

	Specialty Retail — 4.1%
320	Barnes & Noble, Inc. (a)	7,286
107	Brown Shoe Co., Inc.	3,061
69	Cato Corp. (The), Class A	2,135
9	Children’s Place, Inc. (The)	457
30	Destination Maternity Corp.	692
207	Express, Inc. (a)	3,520
69	Lithia Motors, Inc., Class A	6,444
25	Michaels Cos., Inc. (The) (a)	420
671	Office Depot, Inc. (a)	3,816
14	Outerwall, Inc. (a)	819
32	Systemax, Inc. (a)	464

		29,114

	Textiles, Apparel & Luxury Goods — 1.5%
60	G-III Apparel Group Ltd. (a)	4,875
125	Iconix Brand Group, Inc. (a)	5,372
14	RG Barry Corp.	265

		10,512

	Total Consumer Discretionary	95,261

	Consumer Staples — 4.1%
	Food & Staples Retailing — 1.9%
66	Andersons, Inc. (The)	3,404
731	Rite Aid Corp. (a)	5,244
183	Roundy’s, Inc.	1,008
193	SpartanNash Co.	4,054

		13,710

	Food Products — 1.8%
371	Chiquita Brands International, Inc. (a)	4,028
184	Pilgrim’s Pride Corp. (a)	5,037
53	Pinnacle Foods, Inc.	1,734
17	Sanderson Farms, Inc.	1,633

		12,432

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Personal Products — 0.4%
28	Revlon, Inc., Class A (a)	842
22	USANA Health Sciences, Inc. (a)	1,695

		2,537

	Total Consumer Staples	28,679

	Energy — 7.0%
	Energy Equipment & Services — 2.1%
57	C&J Energy Services, Inc. (a)	1,912
50	Dawson Geophysical Co.	1,424
62	Forum Energy Technologies, Inc. (a)	2,262
63	Helix Energy Solutions Group, Inc. (a)	1,655
69	Matrix Service Co. (a)	2,259
16	Pioneer Energy Services Corp. (a)	286
66	Superior Energy Services, Inc.	2,387
122	Tesco Corp.	2,606

		14,791

	Oil, Gas & Consumable Fuels — 4.9%
71	Carrizo Oil & Gas, Inc. (a)	4,925
65	Delek U.S. Holdings, Inc.	1,832
30	Energy XXI Bermuda Ltd., (Bermuda)	703
49	Equal Energy Ltd.	265
150	Green Plains, Inc.	4,940
16	Memorial Resource Development Corp. (a)	392
103	Pacific Ethanol, Inc. (a)	1,569
8	Parsley Energy, Inc., Class A (a)	188
289	Renewable Energy Group, Inc. (a)	3,315
13	REX American Resources Corp. (a)	916
16	Ring Energy, Inc. (a)	281
10	SemGroup Corp., Class A	796
49	Stone Energy Corp. (a)	2,269
19	TransAtlantic Petroleum Ltd. (a)	212
174	VAALCO Energy, Inc. (a)	1,257
1,140	Warren Resources, Inc. (a)	7,069
69	Western Refining, Inc.	2,595
14	Westmoreland Coal Co. (a)	522
15	World Fuel Services Corp.	734

		34,780

	Total Energy	49,571

	Financials — 21.9%
	Banks — 7.1%
18	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	534
68	BBCN Bancorp, Inc.	1,091
15	BNC Bancorp	260
7	Bridge Bancorp, Inc.	168

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
40	Cathay General Bancorp	1,025
23	Citizens & Northern Corp.	450
9	Community Trust Bancorp, Inc.	298
3	ConnectOne Bancorp, Inc. (a)	160
136	Customers Bancorp, Inc. (a)	2,712
170	East West Bancorp, Inc.	5,962
17	Fidelity Southern Corp.	220
25	Financial Institutions, Inc.	574
315	First BanCorp, (Puerto Rico) (a)	1,713
9	First Business Financial Services, Inc.	405
120	First Commonwealth Financial Corp.	1,106
29	First Community Bancshares, Inc.	421
28	First Financial Bancorp	482
23	First Merchants Corp.	478
46	First NBC Bank Holding Co. (a)	1,548
174	FirstMerit Corp.	3,442
175	Hanmi Financial Corp.	3,695
23	Huntington Bancshares, Inc.	221
6	Iberiabank Corp.	388
21	MainSource Financial Group, Inc.	362
5	National Bankshares, Inc.	142
15	NBT Bancorp, Inc.	365
9	Park Sterling Corp.	57
8	Peoples Bancorp, Inc.	198
4	Peoples Financial Services Corp.	206
50	Pinnacle Financial Partners, Inc.	1,970
204	Popular, Inc., (Puerto Rico) (a)	6,956
41	Preferred Bank (a)	957
25	PrivateBancorp, Inc.	738
8	Prosperity Bancshares, Inc.	482
29	Sierra Bancorp	450
76	Southwest Bancorp, Inc.	1,302
10	Square 1 Financial, Inc., Class A (a)	188
70	Susquehanna Bancshares, Inc.	739
8	SVB Financial Group (a)	921
18	Texas Capital Bancshares, Inc. (a)	987
52	Tristate Capital Holdings, Inc. (a)	733
14	WesBanco, Inc.	425
22	West Bancorporation, Inc.	327
345	Wilshire Bancorp, Inc.	3,538
10	Yadkin Financial Corp. (a)	187

		49,583

	Capital Markets — 1.3%
18	Arlington Asset Investment Corp., Class A	478
315	BGC Partners, Inc., Class A	2,341

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — continued
114	Cowen Group, Inc., Class A (a)	481
159	Investment Technology Group, Inc. (a)	2,681
96	Ladenburg Thalmann Financial Services, Inc. (a)	302
70	Manning & Napier, Inc.	1,213
27	Moelis & Co. (a)	904
20	Piper Jaffray Cos. (a)	1,056

		9,456

	Consumer Finance — 2.0%
88	Cash America International, Inc.	3,928
49	Encore Capital Group, Inc. (a)	2,216
294	Green Dot Corp., Class A (a)	5,588
33	JGWPT Holdings, Inc., Class A (a)	374
39	Nelnet, Inc., Class A	1,599
18	Regional Management Corp. (a)	272

		13,977

	Insurance — 2.6%
204	American Equity Investment Life Holding Co.	5,023
38	Aspen Insurance Holdings Ltd., (Bermuda)	1,717
257	CNO Financial Group, Inc.	4,580
13	Crawford & Co., Class B	133
10	Federated National Holding Co.	265
32	HCI Group, Inc.	1,287
69	Hilltop Holdings, Inc. (a)	1,465
9	Horace Mann Educators Corp.	278
69	Maiden Holdings Ltd., (Bermuda)	833
7	Montpelier Re Holdings Ltd., (Bermuda)	227
18	Selective Insurance Group, Inc.	455
8	Stewart Information Services Corp.	236
33	Symetra Financial Corp.	760
20	United Fire Group, Inc.	592
6	Validus Holdings Ltd., (Bermuda)	232

		18,083

	Real Estate Investment Trusts (REITs) — 7.9%
5	Agree Realty Corp. (m)	154
23	American Campus Communities, Inc.	868
487	Anworth Mortgage Asset Corp.	2,515
21	Ashford Hospitality Prime, Inc.	357
353	Ashford Hospitality Trust, Inc.	4,076
357	Capstead Mortgage Corp.	4,697
46	Chatham Lodging Trust	1,012
40	Chesapeake Lodging Trust	1,206
60	CoreSite Realty Corp.	1,978
133	Cousins Properties, Inc.	1,650
150	DCT Industrial Trust, Inc.	1,228

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
49		DDR Corp.	860
16		EastGroup Properties, Inc.	1,053
121		Education Realty Trust, Inc.	1,298
219		First Industrial Realty Trust, Inc.	4,120
16		Franklin Street Properties Corp.	203
84		Geo Group, Inc. (The)	2,991
44		Glimcher Realty Trust	481
8		Home Properties, Inc.	505
32		LaSalle Hotel Properties	1,129
20		LTC Properties, Inc.	789
6		Mid-America Apartment Communities, Inc.	448
16		Parkway Properties, Inc.	339
40		Pebblebrook Hotel Trust	1,475
57		Pennsylvania Real Estate Investment Trust	1,075
100		PennyMac Mortgage Investment Trust	2,187
110		Potlatch Corp.	4,558
18		PS Business Parks, Inc.	1,528
84		RAIT Financial Trust	691
15		Ramco-Gershenson Properties Trust	241
104		Redwood Trust, Inc.	2,023
108		RLJ Lodging Trust	3,117
160		Strategic Hotels & Resorts, Inc. (a)	1,877
7		Sun Communities, Inc.	369
185		Sunstone Hotel Investors, Inc.	2,756

			55,854

		Real Estate Management & Development — 0.0% (g)
—	(h)	Altisource Asset Management Corp., (Virgin Islands, U.S.) (a)	144

		Thrifts & Mortgage Finance — 1.0%
12		BofI Holding, Inc. (a)	874
103		Flagstar Bancorp, Inc. (a)	1,857
31		HomeStreet, Inc.	564
15		OceanFirst Financial Corp.	244
65		Ocwen Financial Corp. (a)	2,393
43		Walker & Dunlop, Inc. (a)	611
9		Washington Federal, Inc.	206

			6,749

		Total Financials	153,846

		Health Care — 11.8%
		Biotechnology — 3.9%
28		Acceleron Pharma, Inc. (a) (m)	938
6		Adamas Pharmaceuticals, Inc. (a) (m)	108
3		Agios Pharmaceuticals, Inc. (a) (m)	151
24		Alnylam Pharmaceuticals, Inc. (a) (m)	1,522

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
10	Applied Genetic Technologies Corp. (a)	238
33	Ardelyx, Inc. (a)	522
185	ARIAD Pharmaceuticals, Inc. (a)	1,177
63	Auspex Pharmaceuticals, Inc. (a)	1,405
37	Cara Therapeutics, Inc. (a)	625
53	Celladon Corp. (a)	844
172	Celldex Therapeutics, Inc. (a)	2,802
44	Cerulean Pharma, Inc. (a)	254
78	Dicerna Pharmaceuticals, Inc. (a)	1,761
32	Eleven Biotherapeutics, Inc. (a)	418
33	Flexion Therapeutics, Inc. (a)	446
3	Intercept Pharmaceuticals, Inc. (a)	686
27	InterMune, Inc. (a)	1,174
28	Isis Pharmaceuticals, Inc. (a)	947
7	Karyopharm Therapeutics, Inc. (a)	331
67	Kindred Biosciences, Inc. (a)	1,242
15	Kite Pharma, Inc. (a)	419
20	MacroGenics, Inc. (a)	430
45	NPS Pharmaceuticals, Inc. (a)	1,487
7	Ophthotech Corp. (a)	300
39	Synageva BioPharma Corp. (a)	4,108
279	Threshold Pharmaceuticals, Inc. (a)	1,105
63	Trevena, Inc. (a)	355
29	Ultragenyx Pharmaceutical, Inc. (a)	1,311
14	Zafgen, Inc. (a)	271

		27,377

	Health Care Equipment & Supplies — 2.9%
143	Greatbatch, Inc. (a)	7,035
16	Inogen, Inc. (a)	350
71	Insulet Corp. (a)	2,801
23	K2M Group Holdings, Inc. (a)	339
194	NuVasive, Inc. (a)	6,908
54	Orthofix International N.V., (Curacao) (a)	1,972
24	PhotoMedex, Inc. (a)	290
55	TransEnterix, Inc. (a)	275
32	TriVascular Technologies, Inc. (a)	497

		20,467

	Health Care Providers & Services — 2.4%
30	Adeptus Health, Inc., Class A (a) (m)	769
69	Amsurg Corp. (a)	3,164
19	BioTelemetry, Inc. (a)	136
33	Centene Corp. (a)	2,465
373	Cross Country Healthcare, Inc. (a)	2,434
60	Kindred Healthcare, Inc.	1,386
90	Molina Healthcare, Inc. (a)	4,030

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
52	Owens & Minor, Inc.	1,750
34	RadNet, Inc. (a)	226
51	Select Medical Holdings Corp.	788

		17,148

	Health Care Technology — 0.1%
16	Castlight Health, Inc., Class B (a)	248
30	Imprivata, Inc. (a)	498

		746

	Life Sciences Tools & Services — 0.3%
17	Furiex Pharmaceuticals, Inc. (a)	1,773

	Pharmaceuticals — 2.2%
8	Achaogen, Inc. (a) (m)	105
82	Amphastar Pharmaceuticals, Inc. (a)	817
18	Egalet Corp. (a)	240
77	Impax Laboratories, Inc. (a)	2,321
24	Jazz Pharmaceuticals plc (a)	3,558
47	Lannett Co., Inc. (a)	2,307
66	Medicines Co. (The) (a)	1,921
30	Phibro Animal Health Corp., Class A (a)	661
19	Questcor Pharmaceuticals, Inc.	1,794
42	Revance Therapeutics, Inc. (a)	1,424
8	ZS Pharma, Inc. (a)	233

		15,381

	Total Health Care	82,892

	Industrials — 14.3%
	Aerospace & Defense — 1.6%
83	AAR Corp. (m)	2,282
7	Curtiss-Wright Corp.	433
133	Engility Holdings, Inc. (a)	5,104
28	Esterline Technologies Corp. (a)	3,269
3	Triumph Group, Inc.	202

		11,290

	Air Freight & Logistics — 0.3%
20	Atlas Air Worldwide Holdings, Inc. (a)	752
19	Park-Ohio Holdings Corp.	1,115

		1,867

	Airlines — 1.1%
58	Alaska Air Group, Inc. (m)	5,532
123	Hawaiian Holdings, Inc. (a)	1,692
70	SkyWest, Inc.	860

		8,084

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 0.1%
47	Gibraltar Industries, Inc. (a)	730

	Commercial Services & Supplies — 3.8%
172	ABM Industries, Inc. (m)	4,641
85	ARC Document Solutions, Inc. (a) (m)	499
66	Brady Corp., Class A	1,960
38	Ceco Environmental Corp.	594
440	Cenveo, Inc. (a)	1,631
131	Deluxe Corp.	7,668
13	Herman Miller, Inc.	399
208	Kimball International, Inc., Class B	3,473
60	Knoll, Inc.	1,045
150	Steelcase, Inc., Class A	2,276
6	UniFirst Corp.	678
21	United Stationers, Inc.	858
30	Viad Corp.	713

		26,435

	Construction & Engineering — 0.8%
13	Argan, Inc.	492
56	EMCOR Group, Inc.	2,507
80	Tutor Perini Corp. (a)	2,537

		5,536

	Electrical Equipment — 1.2%
22	Acuity Brands, Inc. (m)	3,097
37	EnerSys	2,531
31	Generac Holdings, Inc. (a)	1,516
7	LSI Industries, Inc.	54
17	Regal-Beloit Corp.	1,336

		8,534

	Machinery — 2.6%
30	Barnes Group, Inc.	1,137
25	Columbus McKinnon Corp.	663
80	Federal Signal Corp.	1,166
59	Global Brass & Copper Holdings, Inc.	1,001
20	Hyster-Yale Materials Handling, Inc.	1,753
38	Kadant, Inc.	1,453
28	LB Foster Co., Class A	1,488
1	Middleby Corp. (The) (a)	91
50	NN, Inc.	1,274
5	Standex International Corp.	358
49	TriMas Corp. (a)	1,865
93	Wabash National Corp. (a)	1,331
45	Wabtec Corp.	3,741
6	Watts Water Technologies, Inc., Class A	358
30	Xerium Technologies, Inc. (a)	417

		18,096

SHARES		SECURITY DESCRIPTION	VALUE($)

		Professional Services — 0.8%
44		Barrett Business Services, Inc.	2,054
18		Heidrick & Struggles International, Inc.	331
17		Hill International, Inc. (a)	103
10		Kelly Services, Inc., Class A	170
20		Paylocity Holding Corp. (a)	439
39		RPX Corp. (a)	694
15		TriNet Group, Inc. (a)	359
33		TrueBlue, Inc. (a)	915
12		VSE Corp.	809

			5,874

		Road & Rail — 1.7%
3		AMERCO	901
127		ArcBest Corp.	5,505
13		Avis Budget Group, Inc. (a)	764
112		Quality Distribution, Inc. (a)	1,658
19		Saia, Inc. (a)	837
78		Swift Transportation Co. (a)	1,976
13		Universal Truckload Services, Inc.	332

			11,973

		Trading Companies & Distributors — 0.3%
42		Applied Industrial Technologies, Inc.	2,115
6		Beacon Roofing Supply, Inc. (a)	186
15		General Finance Corp. (a)	139

			2,440

		Total Industrials	100,859

		Information Technology — 17.7%
		Communications Equipment — 1.3%
11		Arista Networks, Inc. (a)	686
202		ARRIS Group, Inc. (a)	6,561
139		Extreme Networks, Inc. (a)	618
119		Polycom, Inc. (a)	1,487

			9,352

		Electronic Equipment, Instruments & Components — 2.4%
172		Benchmark Electronics, Inc. (a)	4,385
13		CUI Global, Inc. (a)	106
72		Insight Enterprises, Inc. (a)	2,213
13		Littelfuse, Inc.	1,190
57		Newport Corp. (a)	1,056
353		Sanmina Corp. (a)	8,037
—	(h)	Uni-Pixel, Inc. (a)	3

			16,990

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — 3.0%
57	Aerohive Networks, Inc. (a) (m)	468
14	Amber Road, Inc. (a)	227
6	Borderfree, Inc. (a)	103
126	Carbonite, Inc. (a)	1,511
75	Cornerstone OnDemand, Inc. (a)	3,470
43	Demandware, Inc. (a)	3,004
6	Digital River, Inc. (a)	97
34	Five9, Inc. (a)	246
7	GrubHub, Inc. (a)	241
33	Intralinks Holdings, Inc. (a)	291
3	OPOWER, Inc. (a)	47
15	Q2 Holdings, Inc. (a)	220
145	WebMD Health Corp. (a)	7,009
50	Yelp, Inc. (a)	3,819

		20,753

	IT Services — 2.3%
62	CSG Systems International, Inc.	1,627
12	EVERTEC, Inc., (Puerto Rico)	289
359	Global Cash Access Holdings, Inc. (a)	3,193
121	iGATE Corp. (a)	4,411
9	Science Applications International Corp.	406
206	Unisys Corp. (a)	5,096
36	VeriFone Systems, Inc. (a)	1,308

		16,330

	Semiconductors & Semiconductor Equipment — 4.2%
39	Alpha & Omega Semiconductor Ltd. (a)	357
125	Amkor Technology, Inc. (a)	1,398
91	Audience, Inc. (a)	1,093
35	Brooks Automation, Inc.	372
73	First Solar, Inc. (a)	5,202
76	Integrated Silicon Solution, Inc. (a)	1,128
62	Lattice Semiconductor Corp. (a)	512
23	Nanometrics, Inc. (a)	414
56	Pericom Semiconductor Corp. (a)	504
31	Photronics, Inc. (a)	264
153	Silicon Image, Inc. (a)	772
100	Skyworks Solutions, Inc.	4,701
139	Spansion, Inc., Class A (a)	2,920
260	SunEdison, Inc. (a)	5,869
398	Ultra Clean Holdings, Inc. (a)	3,597

		29,103

	Software — 4.2%
101	Actuate Corp. (a) (m)	483
9	Aspen Technology, Inc. (a)	404

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
11	Comverse, Inc. (a)	280
12	FireEye, Inc. (a)	499
36	Manhattan Associates, Inc. (a)	1,250
54	MobileIron, Inc. (a)	515
38	Model N, Inc. (a)	420
48	Paycom Software, Inc. (a)	705
266	Pegasystems, Inc.	5,614
83	Proofpoint, Inc. (a)	3,120
45	PTC, Inc. (a)	1,762
8	Rovi Corp. (a)	189
17	Rubicon Project, Inc. (The) (a)	223
256	Take-Two Interactive Software, Inc. (a)	5,682
320	TeleCommunication Systems, Inc., Class A (a)	1,054
92	Telenav, Inc. (a)	522
22	TIBCO Software, Inc. (a)	448
167	TiVo, Inc. (a)	2,161
27	Varonis Systems, Inc. (a)	777
69	Verint Systems, Inc. (a)	3,370
14	Zendesk, Inc. (a)	240

		29,718

	Technology Hardware, Storage & Peripherals — 0.3%
64	Avid Technology, Inc. (a)	472
105	QLogic Corp. (a)	1,060
19	Super Micro Computer, Inc. (a)	485

		2,017

	Total Information Technology	124,263

	Materials — 3.8%
	Chemicals — 1.9%
69	A Schulman, Inc.	2,663
65	Axiall Corp.	3,077
5	FutureFuel Corp.	76
6	Innospec, Inc.	246
39	Koppers Holdings, Inc.	1,507
103	Kronos Worldwide, Inc.	1,608
46	Minerals Technologies, Inc.	3,023
71	OMNOVA Solutions, Inc. (a)	649
36	Senomyx, Inc. (a)	315

		13,164

	Construction Materials — 0.1%
32	Headwaters, Inc. (a)	437

	Containers & Packaging — 0.9%
245	Graphic Packaging Holding Co. (a)	2,862
36	Rock-Tenn Co., Class A	3,812

		6,674

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — 0.6%
69	Commercial Metals Co.	1,192
77	Worthington Industries, Inc.	3,323

		4,515

	Paper & Forest Products — 0.3%
33	Boise Cascade Co. (a)	931
57	Resolute Forest Products, Inc., (Canada) (a)	950

		1,881

	Total Materials	26,671

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
40	IDT Corp., Class B	688
381	Inteliquent, Inc.	5,286
59	Intelsat S.A., (Luxembourg) (a)	1,114
100	Premiere Global Services, Inc. (a)	1,336

	Total Telecommunication Services	8,424

	Utilities — 3.2%
	Electric Utilities — 1.5%
7	El Paso Electric Co.	282
21	Empire District Electric Co. (The)	527
34	IDACORP, Inc.	1,937
18	MGE Energy, Inc.	691
164	Portland General Electric Co.	5,696
13	UNS Energy Corp.	767
12	Westar Energy, Inc.	439

		10,339

	Gas Utilities — 0.7%
2	AGL Resources, Inc. (m)	137
6	Chesapeake Utilities Corp.	399
20	Laclede Group, Inc. (The)	951

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
34	New Jersey Resources Corp.	1,932
9	Northwest Natural Gas Co.	420
16	Southwest Gas Corp.	860
10	WGL Holdings, Inc.	440

		5,139

	Independent Power & Renewable Electricity Producers — 1.0%
199	Dynegy, Inc. (a)	6,922

	Total Utilities	22,400

	Total Common Stocks (Cost $477,633)	692,866

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,415	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $1,416)	1,416

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
6,392	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $6,392)	6,392

	Total Investments — 99.6% (Cost $485,441)	700,674
	Other Assets in Excess of Liabilities — 0.4%	2,633

	NET ASSETS — 100.0%	$703,307

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	E-mini Russell 2000	09/19/14	$10,356	$183

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 20.2%
	Auto Components — 1.8%
1,655	Dana Holding Corp.	40,403
416	Drew Industries, Inc.	20,806

		61,209

	Distributors — 1.4%
828	Pool Corp.	46,852

	Diversified Consumer Services — 1.9%
612	Ascent Capital Group, Inc., Class A (a)	40,400
1,295	ServiceMaster Global Holdings, Inc. (a)	23,603

		64,003

	Hotels, Restaurants & Leisure — 3.5%
1,313	Brinker International, Inc.	63,892
156	Cracker Barrel Old Country Store, Inc.	15,535
725	Monarch Casino & Resort, Inc. (a)	10,969
569	Papa John’s International, Inc.	24,124
104	Zoe’s Kitchen, Inc. (a)	3,572

		118,092

	Household Durables — 2.5%
1,416	Jarden Corp. (a)	84,020

	Leisure Products — 1.0%
547	Brunswick Corp.	23,042
621	Malibu Boats, Inc., Class A (a)	12,484

		35,526

	Media — 3.7%
1,615	Cinemark Holdings, Inc.	57,116
508	E.W. Scripps Co. (The), Class A (a)	10,745
374	Morningstar, Inc.	26,844
1,814	National CineMedia, Inc.	31,757

		126,462

	Specialty Retail — 2.0%
2,919	American Eagle Outfitters, Inc.	32,753
2,095	Chico’s FAS, Inc.	35,536

		68,289

	Textiles, Apparel & Luxury Goods — 2.4%
2,734	Crocs, Inc. (a)	41,091
555	Iconix Brand Group, Inc. (a)	23,828
5,178	Quiksilver, Inc. (a)	18,538

		83,457

	Total Consumer Discretionary	687,910

	Consumer Staples — 2.9%
	Food Products — 1.2%
423	J&J Snack Foods Corp.	39,795

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.7%
678	Spectrum Brands Holdings, Inc.	58,340

	Total Consumer Staples	98,135

	Energy — 5.2%
	Energy Equipment & Services — 2.0%
940	Patterson-UTI Energy, Inc.	32,833
660	Tidewater, Inc.	37,068

		69,901

	Oil, Gas & Consumable Fuels — 3.2%
766	Approach Resources, Inc. (a)	17,407
204	Cimarex Energy Co.	29,236
526	Laredo Petroleum Holdings, Inc. (a)	16,299
389	Oasis Petroleum, Inc. (a)	21,760
2,785	Resolute Energy Corp. (a)	24,064

		108,766

	Total Energy	178,667

	Financials — 20.0%
	Banks — 8.5%
4,148	Associated Banc-Corp.	75,002
589	BankUnited, Inc.	19,716
1,513	First Financial Bancorp	26,040
1,870	First Horizon National Corp.	22,181
604	First Republic Bank	33,221
733	Glacier Bancorp, Inc.	20,804
390	Iberiabank Corp.	26,995
1,862	Umpqua Holdings Corp.	33,369
1,327	Western Alliance Bancorp (a)	31,585

		288,913

	Capital Markets — 4.0%
409	Eaton Vance Corp.	15,464
545	Greenhill & Co., Inc.	26,851
1,278	HFF, Inc., Class A	47,535
1,931	Janus Capital Group, Inc.	24,102
678	Moelis & Co. (a)	22,794

		136,746

	Insurance — 1.8%
1,408	ProAssurance Corp.	62,528

	Real Estate Investment Trusts (REITs) — 5.0%
565	EastGroup Properties, Inc.	36,288
408	Mid-America Apartment Communities, Inc.	29,771
1,302	National Retail Properties, Inc.	48,436
1,940	RLJ Lodging Trust	56,056

		170,551

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.7%
578	Realogy Holdings Corp. (a)	21,805

	Total Financials	680,543

	Health Care — 9.1%
	Health Care Equipment & Supplies — 3.0%
509	IDEXX Laboratories, Inc. (a)	67,976
788	West Pharmaceutical Services, Inc.	33,254

		101,230

	Health Care Providers & Services — 5.2%
384	Centene Corp. (a)	28,998
821	Hanger, Inc. (a)	25,829
711	HealthSouth Corp.	25,502
476	Magellan Health, Inc. (a)	29,629
301	MWI Veterinary Supply, Inc. (a)	42,733
355	WellCare Health Plans, Inc. (a)	26,498

		179,189

	Health Care Technology — 0.9%
1,061	Omnicell, Inc. (a)	30,467

	Total Health Care	310,886

	Industrials — 16.9%
	Air Freight & Logistics — 0.7%
505	Forward Air Corp.	24,150

	Airlines — 0.3%
101	Allegiant Travel Co.	11,906

	Building Products — 0.5%
1,526	Ply Gem Holdings, Inc. (a)	15,411

	Commercial Services & Supplies — 5.1%
1,429	Herman Miller, Inc.	43,217
1,129	KAR Auction Services, Inc.	35,986
1,977	Waste Connections, Inc.	95,968

		175,171

	Construction & Engineering — 0.6%
1,368	Comfort Systems USA, Inc.	21,619

	Electrical Equipment — 2.0%
743	Generac Holdings, Inc. (a)	36,209
404	Regal-Beloit Corp.	31,705

		67,914

	Machinery — 6.6%
1,174	Allison Transmission Holdings, Inc.	36,523
800	Altra Industrial Motion Corp.	29,116
1,168	Douglas Dynamics, Inc.	20,576
625	RBC Bearings, Inc.	40,061
1,530	Rexnord Corp. (a)	43,066

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
867	Toro Co. (The)	55,118

		224,460

	Road & Rail — 1.1%
1,537	Knight Transportation, Inc.	36,524

	Total Industrials	577,155

	Information Technology — 12.4%
	Electronic Equipment, Instruments & Components — 2.1%
446	Anixter International, Inc.	44,584
302	FEI Co.	27,390

		71,974

	Internet Software & Services — 1.4%
66	GrubHub, Inc. (a)	2,330
1,017	Q2 Holdings, Inc. (a)	14,501
215	Zillow, Inc., Class A (a)	30,713

		47,544

	IT Services — 1.2%
1,308	CoreLogic, Inc. (a)	39,703

	Semiconductors & Semiconductor Equipment — 1.9%
1,550	Freescale Semiconductor Ltd. (a)	36,428
373	Hittite Microwave Corp.	29,081

		65,509

	Software — 5.8%
1,109	Advent Software, Inc.	36,117
230	FactSet Research Systems, Inc.	27,666
616	Imperva, Inc. (a)	16,136
250	MICROS Systems, Inc. (a)	16,948
1,048	Monotype Imaging Holdings, Inc.	29,511
138	NetSuite, Inc. (a)	12,031
2,086	Rovi Corp. (a)	49,978
186	Splunk, Inc. (a)	10,312

		198,699

	Total Information Technology	423,429

	Materials — 7.2%
	Chemicals — 1.9%
2,814	Taminco Corp. (a)	65,462

	Containers & Packaging — 5.3%
871	AptarGroup, Inc.	58,359
1,192	Crown Holdings, Inc. (a)	59,330
1,238	Silgan Holdings, Inc.	62,899

		180,588

	Total Materials	246,050

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 2.8%
	Electric Utilities — 1.3%
1,323	Portland General Electric Co.	45,875

	Multi-Utilities — 1.5%
947	NorthWestern Corp.	49,407

	Total Utilities	95,282

	Total Common Stocks (Cost $2,109,844)	3,298,057

Short-Term Investment — 3.9%
	Investment Company — 3.9%
132,553	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $132,553)	132,553

	Total Investments — 100.6% (Cost $2,242,397)	3,430,610
	Liabilities in Excess of Other Assets — (0.6)%	(21,165)

	NET ASSETS — 100.0%	$3,409,445

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 14.8%
	Distributors — 0.9%
182	Pool Corp.	10,308

	Diversified Consumer Services — 1.0%
694	2U, Inc. (a)	11,674

	Hotels, Restaurants & Leisure — 1.3%
132	Noodles & Co. (a)	4,552
913	Scientific Games Corp., Class A (a)	10,149

		14,701

	Household Durables — 0.9%
206	La-Z-Boy, Inc.	4,777
406	TRI Pointe Homes, Inc. (a)	6,387

		11,164

	Internet & Catalog Retail — 2.1%
206	Coupons.com, Inc. (a)	5,408
280	HomeAway, Inc. (a)	9,744
339	RetailMeNot, Inc. (a)	9,011

		24,163

	Media — 0.5%
818	ReachLocal, Inc. (a)	5,747

	Specialty Retail — 4.8%
297	Container Store Group, Inc. (The) (a)	8,248
309	Five Below, Inc. (a)	12,338
531	Francesca’s Holdings Corp. (a)	7,820
97	Lithia Motors, Inc., Class A	9,114
109	Lumber Liquidators Holdings, Inc. (a)	8,307
192	Penske Automotive Group, Inc.	9,491

		55,318

	Textiles, Apparel & Luxury Goods — 3.3%
171	Movado Group, Inc.	7,126
161	Skechers U.S.A., Inc., Class A (a)	7,380
498	Vera Bradley, Inc. (a)	10,893
137	Vince Holding Corp. (a)	5,035
306	Wolverine World Wide, Inc.	7,980

		38,414

	Total Consumer Discretionary	171,489

	Consumer Staples — 0.0%
	Food & Staples Retailing — 0.0%
97	Fairway Group Holdings Corp. (a)	643

	Energy — 5.8%
	Energy Equipment & Services — 2.3%
135	Dril-Quip, Inc. (a)	14,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
340	Forum Energy Technologies, Inc. (a)	12,369

		27,158

	Oil, Gas & Consumable Fuels — 3.5%
272	Delek U.S. Holdings, Inc.	7,676
227	Eclipse Resources Corp. (a)	5,706
468	Laredo Petroleum Holdings, Inc. (a)	14,489
226	Oasis Petroleum, Inc. (a)	12,606

		40,477

	Total Energy	67,635

	Financials — 8.3%
	Banks — 0.9%
86	Signature Bank (a)	10,827

	Capital Markets — 2.9%
189	Cohen & Steers, Inc.	8,195
256	Financial Engines, Inc.	11,592
304	FXCM, Inc., Class A	4,545
804	PennantPark Investment Corp.	9,211

		33,543

	Insurance — 0.6%
156	AmTrust Financial Services, Inc.	6,502

	Real Estate Investment Trusts (REITs) — 2.0%
328	CubeSmart	6,000
88	EastGroup Properties, Inc.	5,624
554	Glimcher Realty Trust	5,997
134	Highwoods Properties, Inc.	5,624

		23,245

	Real Estate Management & Development — 0.8%
304	RE/MAX Holdings, Inc., Class A	8,982

	Thrifts & Mortgage Finance — 1.1%
171	BofI Holding, Inc. (a)	12,570

	Total Financials	95,669

	Health Care — 22.8%
	Biotechnology — 9.2%
285	ACADIA Pharmaceuticals, Inc. (a)	6,431
152	Acceleron Pharma, Inc. (a)	5,176
143	Aegerion Pharmaceuticals, Inc. (a)	4,580
329	Arrowhead Research Corp. (a)	4,711
332	Chimerix, Inc. (a)	7,292
428	Exact Sciences Corp. (a)	7,292
705	Halozyme Therapeutics, Inc. (a)	6,967
436	Ignyta, Inc. (a)	3,967
396	Insmed, Inc. (a)	7,903

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
223	InterMune, Inc. (a)	9,863
195	Intrexon Corp. (a)	4,890
73	Isis Pharmaceuticals, Inc. (a)	2,506
401	Keryx Biopharmaceuticals, Inc. (a)	6,172
120	Kite Pharma, Inc. (a)	3,466
234	Portola Pharmaceuticals, Inc. (a)	6,837
80	Puma Biotechnology, Inc. (a)	5,313
135	Receptos, Inc. (a)	5,772
871	Threshold Pharmaceuticals, Inc. (a)	3,450
131	Versartis, Inc. (a)	3,685

		106,273

	Health Care Equipment & Supplies — 5.9%
726	GenMark Diagnostics, Inc. (a)	9,819
419	Insulet Corp. (a)	16,629
273	K2M Group Holdings, Inc. (a)	4,067
896	Novadaq Technologies, Inc., (Canada) (a)	14,768
825	Syneron Medical Ltd., (Israel) (a)	8,518
302	Tandem Diabetes Care, Inc. (a)	4,904
3,365	Unilife Corp. (a)	9,960

		68,665

	Health Care Providers & Services — 3.2%
349	Acadia Healthcare Co., Inc. (a)	15,887
279	Surgical Care Affiliates, Inc. (a)	8,117
175	WellCare Health Plans, Inc. (a)	13,050

		37,054

	Health Care Technology — 0.9%
412	Veeva Systems, Inc., Class A (a)	10,492

	Life Sciences Tools & Services — 1.9%
358	Bruker Corp. (a)	8,685
446	Fluidigm Corp. (a)	13,104

		21,789

	Pharmaceuticals — 1.7%
608	Nektar Therapeutics (a)	7,791
150	Revance Therapeutics, Inc. (a)	5,098
246	Sagent Pharmaceuticals, Inc. (a)	6,357

		19,246

	Total Health Care	263,519

	Industrials — 22.1%
	Aerospace & Defense — 1.9%
254	HEICO Corp.	13,195
215	Hexcel Corp. (a)	8,808

		22,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.8%
343	XPO Logistics, Inc. (a)	9,819

	Airlines — 1.0%
175	Spirit Airlines, Inc. (a)	11,059

	Building Products — 2.5%
391	Fortune Brands Home & Security, Inc.	15,601
464	Trex Co., Inc. (a)	13,382

		28,983

	Electrical Equipment — 3.3%
174	Acuity Brands, Inc.	24,038
210	Generac Holdings, Inc. (a)	10,257
413	TCP International Holdings Ltd., (Switzerland) (a)	4,241

		38,536

	Industrial Conglomerates — 1.2%
165	Carlisle Cos., Inc.	14,334

	Machinery — 3.1%
184	Graco, Inc.	14,361
262	Middleby Corp. (The) (a)	21,698

		36,059

	Marine — 1.3%
127	Kirby Corp. (a)	14,899

	Road & Rail — 2.4%
392	Marten Transport Ltd.	8,759
298	Old Dominion Freight Line, Inc. (a)	18,981

		27,740

	Trading Companies & Distributors — 4.6%
92	DXP Enterprises, Inc. (a)	6,921
127	MSC Industrial Direct Co., Inc., Class A	12,128
478	Rush Enterprises, Inc., Class A (a)	16,588
169	Watsco, Inc.	17,405

		53,042

	Total Industrials	256,474

	Information Technology — 22.8%
	Communications Equipment — 3.7%
557	Aruba Networks, Inc. (a)	9,766
477	Ciena Corp. (a)	10,336
798	Infinera Corp. (a)	7,344
107	Palo Alto Networks, Inc. (a)	8,964
589	Ruckus Wireless, Inc. (a)	7,019

		43,429

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.8%
100	FEI Co.	9,053

	Internet Software & Services — 9.1%
260	ChannelAdvisor Corp. (a)	6,856
240	Cornerstone OnDemand, Inc. (a)	11,047
83	CoStar Group, Inc. (a)	13,125
248	Dealertrack Technologies, Inc. (a)	11,249
155	Demandware, Inc. (a)	10,780
377	Envestnet, Inc. (a)	18,445
256	Marketo, Inc. (a)	7,440
109	OpenTable, Inc. (a)	11,286
316	Trulia, Inc. (a)	14,953

		105,181

	Semiconductors & Semiconductor Equipment — 2.9%
202	Cavium, Inc. (a)	10,053
843	Inphi Corp. (a)	12,376
253	Monolithic Power Systems, Inc.	10,710

		33,139

	Software — 5.4%
526	A10 Networks, Inc. (a)	6,992
215	CommVault Systems, Inc. (a)	10,579
396	Fortinet, Inc. (a)	9,952
629	Gigamon, Inc. (a)	12,030
246	Guidewire Software, Inc. (a)	9,995
177	Imperva, Inc. (a)	4,626
113	Tableau Software, Inc., Class A (a)	8,084

		62,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.9%
339	Nimble Storage, Inc. (a)	10,417

	Total Information Technology	263,477

	Materials — 0.5%
	Construction Materials — 0.5%
59	Eagle Materials, Inc.	5,516

	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
647	Boingo Wireless, Inc. (a)	4,420
452	RingCentral, Inc., Class A (a)	6,832

	Total Telecommunication Services	11,252

	Total Common Stocks (Cost $839,351)	1,135,674

Short-Term Investment — 1.4%
	Investment Company — 1.4%
16,310	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $16,310)	16,310

	Total Investments — 99.5% (Cost $855,661)	1,151,984
	Other Assets in Excess of Liabilities — 0.5%	5,330

	NET ASSETS — 100.0%	$1,157,314

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
698	Dana Holding Corp.	17,035
75	Fuel Systems Solutions, Inc. (a)	830
211	Stoneridge, Inc. (a)	2,263
115	Superior Industries International, Inc.	2,378

		22,506

	Diversified Consumer Services — 0.4%
69	2U, Inc. (a)	1,160
38	Chegg, Inc. (a)	268
106	K12, Inc. (a)	2,541
102	ServiceMaster Global Holdings, Inc. (a)	1,858

		5,827

	Hotels, Restaurants & Leisure — 0.8%
11	Biglari Holdings, Inc. (a)	4,483
51	Einstein Noah Restaurant Group, Inc.	811
188	Isle of Capri Casinos, Inc. (a)	1,613
16	Jack in the Box, Inc.	981
110	La Quinta Holdings, Inc. (a)	2,113
237	Ruth’s Hospitality Group, Inc.	2,933
28	Scientific Games Corp., Class A (a)	314

		13,248

	Household Durables — 0.6%
12	Cavco Industries, Inc. (a)	1,032
40	Century Communities, Inc. (a)	875
73	CSS Industries, Inc.	1,936
24	GoPro, Inc., Class A (a)	961
83	Leggett & Platt, Inc.	2,838
27	Lifetime Brands, Inc.	429
30	NACCO Industries, Inc., Class A	1,513

		9,584

	Internet & Catalog Retail — 0.3%
35	Coupons.com, Inc. (a)	929
411	Orbitz Worldwide, Inc. (a)	3,661

		4,590

	Media — 0.9%
35	AH Belo Corp., Class A (m)	415
158	Entercom Communications Corp., Class A (a)	1,690
298	Journal Communications, Inc., Class A (a)	2,647
202	Lee Enterprises, Inc. (a)	900
134	Markit Ltd., (United Kingdom) (a)	3,607
304	McClatchy Co. (The), Class A (a)	1,689
8	Saga Communications, Inc., Class A	335

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
297	Sizmek, Inc. (a)	2,831

		14,114

	Multiline Retail — 0.9%
139	Bon-Ton Stores, Inc. (The)	1,436
108	Dillard’s, Inc., Class A	12,641

		14,077

	Specialty Retail — 3.0%
556	Barnes & Noble, Inc. (a)	12,678
268	Brown Shoe Co., Inc.	7,664
236	Children’s Place, Inc. (The)	11,718
147	Guess?, Inc.	3,972
918	hhgregg, Inc. (a)	9,340
42	Michaels Cos., Inc. (The) (a)	721

		46,093

	Textiles, Apparel & Luxury Goods — 1.3%
381	Iconix Brand Group, Inc. (a)	16,369
140	Unifi, Inc. (a)	3,840

		20,209

	Total Consumer Discretionary	150,248

	Consumer Staples — 3.1%
	Food & Staples Retailing — 1.3%
8	Pantry, Inc. (The) (a)	125
2,237	Rite Aid Corp. (a)	16,041
372	Roundy’s, Inc.	2,050
74	SpartanNash Co.	1,544

		19,760

	Food Products — 0.8%
381	Chiquita Brands International, Inc. (a)	4,128
21	Farmer Bros Co. (a)	452
90	Fresh Del Monte Produce, Inc.	2,761
7	John B Sanfilippo & Son, Inc.	175
132	Pinnacle Foods, Inc.	4,333
18	Seneca Foods Corp., Class A (a)	560

		12,409

	Household Products — 0.2%
365	Central Garden & Pet Co., Class A (a)	3,355

	Tobacco — 0.8%
163	Alliance One International, Inc. (a)	407
228	Universal Corp.	12,631

		13,038

	Total Consumer Staples	48,562

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy — 6.9%
	Energy Equipment & Services — 3.1%
59	Dawson Geophysical Co.	1,687
213	Exterran Holdings, Inc.	9,565
644	Helix Energy Solutions Group, Inc. (a)	16,933
43	Key Energy Services, Inc. (a)	393
19	Mitcham Industries, Inc. (a)	259
57	Natural Gas Services Group, Inc. (a)	1,888
269	Parker Drilling Co. (a)	1,756
401	Pioneer Energy Services Corp. (a)	7,036
97	SEACOR Holdings, Inc. (a)	8,003

		47,520

	Oil, Gas & Consumable Fuels — 3.8%
2	Adams Resources & Energy, Inc.	192
74	Alon USA Energy, Inc.	923
461	Cloud Peak Energy, Inc. (a)	8,493
109	Energy XXI Bermuda Ltd., (Bermuda)	2,586
33	Equal Energy Ltd.	181
186	Frontline Ltd., (Bermuda) (a)	543
115	Green Plains, Inc.	3,777
43	Memorial Resource Development Corp. (a)	1,035
304	Midstates Petroleum Co., Inc. (a)	2,199
30	Pacific Ethanol, Inc. (a)	460
14	Panhandle Oil and Gas, Inc., Class A	768
26	Parsley Energy, Inc., Class A (a)	635
638	Penn Virginia Corp. (a)	10,817
90	Renewable Energy Group, Inc. (a)	1,037
55	REX American Resources Corp. (a)	4,032
144	Stone Energy Corp. (a)	6,733
282	VAALCO Energy, Inc. (a)	2,040
240	W&T Offshore, Inc.	3,934
168	Warren Resources, Inc. (a)	1,039
203	Western Refining, Inc.	7,623
19	Westmoreland Coal Co. (a)	693

		59,740

	Total Energy	107,260

	Financials — 35.4%
	Banks — 14.1%
86	1st Source Corp.	2,621
20	1st United Bancorp, Inc.	168
6	American National Bankshares, Inc.	122
63	BancFirst Corp.	3,912
326	BancorpSouth, Inc.	8,007
143	Bank of Hawaii Corp.	8,381
54	Banner Corp.	2,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
308	BBCN Bancorp, Inc.	4,914
17	Bridge Capital Holdings (a)	407
142	Capital Bank Financial Corp., Class A (a)	3,348
72	Cascade Bancorp (a)	378
180	Cathay General Bancorp	4,598
18	Center Bancorp, Inc.	352
269	Central Pacific Financial Corp.	5,338
7	Century Bancorp, Inc., Class A	251
63	Chemical Financial Corp.	1,775
17	Citizens & Northern Corp.	327
126	City Holding Co.	5,694
85	CoBiz Financial, Inc.	918
48	Columbia Banking System, Inc.	1,253
118	Community Bank System, Inc.	4,279
107	Community Trust Bancorp, Inc.	3,647
3	Cullen/Frost Bankers, Inc.	238
14	East West Bancorp, Inc.	488
61	Financial Institutions, Inc.	1,422
26	First Bancorp	484
562	First BanCorp, (Puerto Rico) (a)	3,059
362	First Busey Corp.	2,103
7	First Citizens BancShares, Inc., Class A	1,764
1,129	First Commonwealth Financial Corp.	10,413
21	First Community Bancshares, Inc.	305
126	First Financial Bancorp	2,167
66	First Financial Bankshares, Inc.	2,070
101	First Interstate BancSystem, Inc.	2,751
9	First Merchants Corp.	188
28	FirstMerit Corp.	562
100	Flushing Financial Corp.	2,049
406	FNB Corp.	5,204
185	Glacier Bancorp, Inc.	5,253
32	Great Southern Bancorp, Inc.	1,022
23	Guaranty Bancorp	317
290	Hancock Holding Co.	10,250
47	Heartland Financial USA, Inc.	1,170
21	Heritage Financial Corp.	340
46	Hudson Valley Holding Corp.	821
54	Lakeland Bancorp, Inc.	581
24	Lakeland Financial Corp.	931
172	MainSource Financial Group, Inc.	2,968
105	MB Financial, Inc.	2,827
52	Metro Bancorp, Inc. (a)	1,191
41	National Penn Bancshares, Inc.	432
491	OFG Bancorp, (Puerto Rico)	9,041

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
33	OmniAmerican Bancorp, Inc.	820
68	Pacific Continental Corp.	938
136	PacWest Bancorp	5,863
28	Preferred Bank (a)	662
17	Republic Bancorp, Inc., Class A	408
19	S&T Bancorp, Inc.	472
15	Sierra Bancorp	235
66	Simmons First National Corp., Class A	2,588
142	Southwest Bancorp, Inc.	2,414
11	Stock Yards Bancorp, Inc.	326
15	Suffolk Bancorp (a)	335
638	Susquehanna Bancshares, Inc.	6,734
35	SVB Financial Group (a)	4,128
385	TCF Financial Corp.	6,294
35	Tompkins Financial Corp.	1,667
125	Trustmark Corp.	3,096
163	UMB Financial Corp.	10,345
514	Umpqua Holdings Corp.	9,220
374	Union Bankshares Corp.	9,590
14	Univest Corp of Pennsylvania	288
54	Valley National Bancorp	531
33	Washington Trust Bancorp, Inc.	1,217
98	Webster Financial Corp.	3,075
36	West Bancorporation, Inc.	551
120	Westamerica Bancorporation	6,263
590	Wilshire Bancorp, Inc.	6,062

		219,355

	Capital Markets — 1.1%
90	Arlington Asset Investment Corp., Class A	2,457
204	Cowen Group, Inc., Class A (a)	862
30	GAMCO Investors, Inc., Class A	2,492
402	Investment Technology Group, Inc. (a)	6,777
58	Janus Capital Group, Inc.	729
25	Moelis & Co. (a)	837
49	Oppenheimer Holdings, Inc., Class A	1,168
41	Piper Jaffray Cos. (a)	2,143

		17,465

	Consumer Finance — 0.9%
96	Nelnet, Inc., Class A	3,973
128	World Acceptance Corp. (a)	9,731

		13,704

	Diversified Financial Services — 0.3%
99	Marlin Business Services Corp.	1,808
19	NewStar Financial, Inc. (a)	271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
66	PHH Corp. (a)	1,507
31	Resource America, Inc., Class A	288

		3,874

	Insurance — 4.5%
334	American Equity Investment Life Holding Co.	8,211
30	Arch Capital Group Ltd., (Bermuda) (a)	1,702
98	Argo Group International Holdings Ltd., (Bermuda)	4,987
787	CNO Financial Group, Inc.	14,005
10	Global Indemnity plc, (Ireland) (a)	260
64	Hallmark Financial Services (a)	685
204	Horace Mann Educators Corp.	6,388
166	Meadowbrook Insurance Group, Inc.	1,190
180	Platinum Underwriters Holdings Ltd., (Bermuda)	11,667
95	Primerica, Inc.	4,527
153	ProAssurance Corp.	6,780
56	StanCorp Financial Group, Inc.	3,552
275	Symetra Financial Corp.	6,263

		70,217

	Real Estate Investment Trusts (REITs) — 12.3%
20	American Assets Trust, Inc.	691
2,032	Anworth Mortgage Asset Corp.	10,485
171	Apartment Investment & Management Co., Class A	5,528
114	Ashford Hospitality Prime, Inc.	1,957
570	Ashford Hospitality Trust, Inc.	6,580
945	Capstead Mortgage Corp.	12,424
365	CBL & Associates Properties, Inc.	6,939
422	Chambers Street Properties (m)	3,389
291	CoreSite Realty Corp.	9,607
478	CubeSmart	8,764
1,886	CYS Investments, Inc.	17,012
1,661	DCT Industrial Trust, Inc.	13,636
277	DiamondRock Hospitality Co.	3,551
228	Education Realty Trust, Inc.	2,453
65	EPR Properties	3,654
618	FelCor Lodging Trust, Inc.	6,493
110	First Industrial Realty Trust, Inc.	2,063
425	First Potomac Realty Trust (m)	5,569
72	Getty Realty Corp.	1,368
64	Gladstone Commercial Corp.	1,137
162	Government Properties Income Trust	4,111
51	Highwoods Properties, Inc.	2,131
57	Home Properties, Inc.	3,665
139	Hospitality Properties Trust	4,213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
69	LaSalle Hotel Properties	2,431
86	LTC Properties, Inc.	3,350
13	Mid-America Apartment Communities, Inc.	918
131	Parkway Properties, Inc.	2,707
112	Pebblebrook Hotel Trust	4,132
199	Pennsylvania Real Estate Investment Trust	3,740
265	Potlatch Corp.	10,971
31	PS Business Parks, Inc.	2,597
822	RAIT Financial Trust	6,800
172	Redwood Trust, Inc.	3,353
66	Strategic Hotels & Resorts, Inc. (a)	768
377	Sunstone Hotel Investors, Inc.	5,621
12	Taubman Centers, Inc.	902
256	Washington Real Estate Investment Trust	6,656

		192,366

	Real Estate Management & Development — 1.2%
178	Alexander & Baldwin, Inc.	7,386
1	Altisource Asset Management Corp., (Virgin Islands, U.S.) (a)	506
134	Forestar Group, Inc. (a)	2,551
313	St. Joe Co. (The) (a)	7,962

		18,405

	Thrifts & Mortgage Finance — 1.0%
21	BankFinancial Corp.	235
85	Beneficial Mutual Bancorp, Inc. (a)	1,147
129	Charter Financial Corp.	1,426
26	ESB Financial Corp.	340
23	Fox Chase Bancorp, Inc.	395
13	Kearny Financial Corp. (a)	191
49	OceanFirst Financial Corp.	808
231	Ocwen Financial Corp. (a)	8,552
14	Territorial Bancorp, Inc.	288
84	United Financial Bancorp, Inc.	1,142
22	WSFS Financial Corp.	1,628

		16,152

	Total Financials	551,538

	Health Care — 5.0%
	Biotechnology — 1.5%
14	Adamas Pharmaceuticals, Inc. (a)	254
73	Agios Pharmaceuticals, Inc. (a)	3,331
1	Alnylam Pharmaceuticals, Inc. (a)	70
22	Applied Genetic Technologies Corp. (a)	517
69	Ardelyx, Inc. (a)	1,108
97	Auspex Pharmaceuticals, Inc. (a)	2,156

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
84	Cara Therapeutics, Inc. (a)	1,428
49	Dicerna Pharmaceuticals, Inc. (a)	1,101
72	Eleven Biotherapeutics, Inc. (a)	954
36	Epizyme, Inc. (a)	1,108
75	Flexion Therapeutics, Inc. (a)	1,008
17	Foundation Medicine, Inc. (a)	464
126	Insmed, Inc. (a)	2,508
17	Karyopharm Therapeutics, Inc. (a)	768
31	Kite Pharma, Inc. (a)	888
41	MacroGenics, Inc. (a)	895
4	Ohr Pharmaceutical, Inc. (a)	42
113	Radius Health, Inc. (a)	1,465
34	Ultragenyx Pharmaceutical, Inc. (a)	1,504
101	Verastem, Inc. (a)	917
29	Zafgen, Inc. (a)	572

		23,058

	Health Care Equipment & Supplies — 1.3%
35	Inogen, Inc. (a)	794
52	K2M Group Holdings, Inc. (a)	774
126	NuVasive, Inc. (a)	4,477
275	PhotoMedex, Inc. (a)	3,370
174	SurModics, Inc. (a)	3,727
182	Symmetry Medical, Inc. (a)	1,613
160	Thoratec Corp. (a)	5,585
33	TriVascular Technologies, Inc. (a)	509

		20,849

	Health Care Providers & Services — 1.6%
376	Amedisys, Inc. (a)	6,291
72	Centene Corp. (a)	5,474
579	Cross Country Healthcare, Inc. (a)	3,772
84	LHC Group, Inc. (a)	1,793
165	PharMerica Corp. (a)	4,717
14	Providence Service Corp. (The) (a)	527
98	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,753

		24,327

	Health Care Technology — 0.0%
19	Imprivata, Inc. (a)	318

	Pharmaceuticals — 0.6%
17	Achaogen, Inc. (a)	236
172	Amphastar Pharmaceuticals, Inc. (a)	1,722
42	Egalet Corp. (a)	548
69	Phibro Animal Health Corp., Class A (a)	1,515
31	Questcor Pharmaceuticals, Inc.	2,895

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — continued
52	Revance Therapeutics, Inc. (a)	1,761
17	ZS Pharma, Inc. (a)	483

		9,160

	Total Health Care	77,712

	Industrials — 13.8%
	Aerospace & Defense — 1.3%
496	AAR Corp. (m)	13,681
189	Engility Holdings, Inc. (a)	7,216

		20,897

	Airlines — 0.7%
35	Alaska Air Group, Inc.	3,365
227	Republic Airways Holdings, Inc. (a)	2,465
377	SkyWest, Inc.	4,607

		10,437

	Building Products — 0.7%
368	Gibraltar Industries, Inc. (a)	5,706
385	PGT, Inc. (a)	3,261
62	Trex Co., Inc. (a)	1,793

		10,760

	Commercial Services & Supplies — 3.2%
153	ABM Industries, Inc. (m)	4,125
885	ACCO Brands Corp. (a) (m)	5,676
654	ARC Document Solutions, Inc. (a) (m)	3,835
1,637	Cenveo, Inc. (a)	6,074
21	Ennis, Inc.	325
62	G&K Services, Inc., Class A	3,214
103	HNI Corp.	4,017
64	Kimball International, Inc., Class B	1,068
252	Quad/Graphics, Inc.	5,637
145	R.R. Donnelley & Sons Co.	2,460
219	Steelcase, Inc., Class A	3,310
264	United Stationers, Inc.	10,944

		50,685

	Construction & Engineering — 1.2%
139	Argan, Inc.	5,195
122	Comfort Systems USA, Inc.	1,931
266	EMCOR Group, Inc.	11,858
45	Orion Marine Group, Inc. (a)	483

		19,467

	Electrical Equipment — 0.2%
123	LSI Industries, Inc.	979
16	Polypore International, Inc. (a)	745

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — continued
15	Powell Industries, Inc.	986

		2,710

	Machinery — 3.0%
83	AGCO Corp. (m)	4,655
458	Briggs & Stratton Corp.	9,365
230	Douglas Dynamics, Inc.	4,054
174	Federal Signal Corp.	2,546
46	FreightCar America, Inc.	1,162
56	Hurco Cos., Inc.	1,576
60	Hyster-Yale Materials Handling, Inc.	5,304
115	Kadant, Inc.	4,406
1	Middleby Corp. (The) (a)	83
50	Mueller Industries, Inc.	1,478
256	Mueller Water Products, Inc., Class A	2,214
78	Standex International Corp.	5,787
161	Wabash National Corp. (a)	2,293
18	Watts Water Technologies, Inc., Class A	1,117

		46,040

	Marine — 0.2%
37	Baltic Trading Ltd.	224
51	International Shipholding Corp.	1,162
51	Matson, Inc.	1,363

		2,749

	Professional Services — 1.6%
140	Barrett Business Services, Inc.	6,561
342	FTI Consulting, Inc. (a)	12,938
29	Paylocity Holding Corp. (a)	623
156	RPX Corp. (a)	2,775
26	VSE Corp.	1,836

		24,733

	Road & Rail — 1.0%
4	AMERCO	1,163
187	ArcBest Corp.	8,141
43	Celadon Group, Inc.	925
8	Heartland Express, Inc.	169
11	PAM Transportation Services, Inc. (a)	310
196	Quality Distribution, Inc. (a)	2,907
28	Saia, Inc. (a)	1,210
34	USA Truck, Inc. (a)	633

		15,458

	Trading Companies & Distributors — 0.7%
216	Applied Industrial Technologies, Inc.	10,945

	Total Industrials	214,881

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 11.9%
	Communications Equipment — 1.3%
32	Bel Fuse, Inc., Class B	815
127	Black Box Corp.	2,984
73	Calix, Inc. (a)	593
214	Ciena Corp. (a)	4,635
17	Clearfield, Inc. (a)	277
229	Comtech Telecommunications Corp.	8,554
334	Harmonic, Inc. (a)	2,494
29	Oplink Communications, Inc. (a)	497

		20,849

	Electronic Equipment, Instruments & Components — 2.2%
15	Anixter International, Inc.	1,521
333	Benchmark Electronics, Inc. (a)	8,480
107	Checkpoint Systems, Inc. (a)	1,496
44	Cognex Corp. (a)	1,684
84	Coherent, Inc. (a)	5,545
96	Insight Enterprises, Inc. (a)	2,945
12	Multi-Fineline Electronix, Inc. (a)	131
135	Newport Corp. (a)	2,499
88	ScanSource, Inc. (a)	3,366
69	Tech Data Corp. (a)	4,308
1	Uni-Pixel, Inc. (a)	5
123	Vishay Intertechnology, Inc.	1,908

		33,888

	Internet Software & Services — 0.6%
26	Amber Road, Inc. (a)	418
88	Benefitfocus, Inc. (a)	4,063
44	Five9, Inc. (a)	313
546	Intralinks Holdings, Inc. (a)	4,855
2	OPOWER, Inc. (a)	44
4	Q2 Holdings, Inc. (a)	56
15	Xoom Corp. (a)	401

		10,150

	IT Services — 2.1%
114	CSG Systems International, Inc.	2,966
3	Euronet Worldwide, Inc. (a)	123
30	EVERTEC, Inc., (Puerto Rico)	727
274	Global Cash Access Holdings, Inc. (a)	2,441
50	Hackett Group, Inc. (The)	299
111	ManTech International Corp., Class A	3,286
430	MoneyGram International, Inc. (a)	6,331
245	NeuStar, Inc., Class A (a)	6,385
86	Sykes Enterprises, Inc. (a)	1,875
323	Unisys Corp. (a)	7,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
27	Vantiv, Inc., Class A (a)	911

		33,337

	Semiconductors & Semiconductor Equipment — 3.2%
411	Amkor Technology, Inc. (a)	4,597
74	Cirrus Logic, Inc. (a)	1,683
244	DSP Group, Inc. (a)	2,075
90	First Solar, Inc. (a)	6,374
125	GT Advanced Technologies, Inc. (a)	2,325
58	IXYS Corp.	710
68	Pericom Semiconductor Corp. (a)	615
266	Photronics, Inc. (a)	2,287
497	RF Micro Devices, Inc. (a)	4,767
692	Spansion, Inc., Class A (a)	14,585
117	SunPower Corp. (a)	4,811
110	Ultra Clean Holdings, Inc. (a)	992
401	Xcerra Corp. (a)	3,649

		49,470

	Software — 2.2%
159	A10 Networks, Inc. (a)	2,111
132	Actuate Corp. (a)	631
120	Aspen Technology, Inc. (a)	5,582
56	Fair Isaac Corp.	3,539
48	Paycom Software, Inc. (a)	706
41	Rubicon Project, Inc. (The) (a)	520
135	Take-Two Interactive Software, Inc. (a)	3,011
133	TeleCommunication Systems, Inc., Class A (a)	436
1,333	TiVo, Inc. (a)	17,207
14	Varonis Systems, Inc. (a)	397

		34,140

	Technology Hardware, Storage & Peripherals — 0.3%
402	Avid Technology, Inc. (a)	2,978
102	QLogic Corp. (a)	1,031

		4,009

	Total Information Technology	185,843

	Materials — 4.0%
	Chemicals — 1.5%
214	Minerals Technologies, Inc.	14,008
207	Olin Corp.	5,567
138	Tredegar Corp.	3,219

		22,794

	Containers & Packaging — 0.6%
549	Graphic Packaging Holding Co. (a)	6,427

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Containers & Packaging — continued
129	Myers Industries, Inc.	2,593

		9,020

	Metals & Mining — 1.1%
152	AM Castle & Co. (a)	1,681
5	Ampco-Pittsburgh Corp.	116
234	Coeur Mining, Inc. (a)	2,146
51	Olympic Steel, Inc.	1,250
34	Schnitzer Steel Industries, Inc., Class A	894
272	Worthington Industries, Inc.	11,707

		17,794

	Paper & Forest Products — 0.8%
110	Domtar Corp., (Canada)	4,714
41	PH Glatfelter Co.	1,091
113	Resolute Forest Products, Inc., (Canada) (a)	1,899
97	Schweitzer-Mauduit International, Inc.	4,244

		11,948

	Total Materials	61,556

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
101	FairPoint Communications, Inc. (a)	1,406
482	Inteliquent, Inc.	6,681
40	magicJack VocalTec Ltd., (Israel) (a)	609
466	Vonage Holdings Corp. (a)	1,747

	Total Telecommunication Services	10,443

	Utilities — 5.8%
	Electric Utilities — 2.5%
259	El Paso Electric Co.	10,402
124	PNM Resources, Inc.	3,631
536	Portland General Electric Co.	18,580
45	Unitil Corp.	1,519
88	UNS Energy Corp.	5,328

		39,460

	Gas Utilities — 1.6%
74	AGL Resources, Inc. (m)	4,072
18	Chesapeake Utilities Corp.	1,270
224	Laclede Group, Inc. (The)	10,890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
40	Piedmont Natural Gas Co., Inc.	1,485
131	Southwest Gas Corp.	6,915

		24,632

	Independent Power & Renewable Electricity Producers — 0.3%
973	Atlantic Power Corp.	3,988
38	Dynegy, Inc. (a)	1,316

		5,304

	Multi-Utilities — 1.3%
300	Avista Corp.	10,056
194	NorthWestern Corp.	10,135

		20,191

	Water Utilities — 0.1%
56	California Water Service Group	1,353

	Total Utilities	90,940

	Total Common Stocks (Cost $1,166,283)	1,498,983

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
5,165	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $5,168)	5,168

SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
56,903	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $56,903)	56,903

	Total Investments — 100.1% (Cost $1,228,354)	1,561,054
	Liabilities in Excess of Other Assets — (0.1)%	(1,900)

	NET ASSETS — 100.0%	$1,559,154

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
493	E-mini Russell 2000	09/19/14	$58,682	$1,414

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.4%
	Consumer Discretionary — 13.2%
	Auto Components — 2.2%
274	Dana Holding Corp.	6,691
345	Stoneridge, Inc. (a)	3,701
63	Tower International, Inc. (a)	2,317

		12,709

	Diversified Consumer Services — 1.3%
63	2U, Inc. (a)	1,056
13	Chegg, Inc. (a)	88
4	Collectors Universe, Inc.	86
29	ServiceMaster Global Holdings, Inc. (a)	534
109	Strayer Education, Inc. (a)	5,724

		7,488

	Hotels, Restaurants & Leisure — 1.6%
4	Biglari Holdings, Inc. (a)	1,734
33	Interval Leisure Group, Inc.	724
6	Jack in the Box, Inc.	377
31	La Quinta Holdings, Inc. (a)	601
28	Red Robin Gourmet Burgers, Inc. (a)	2,015
169	Sonic Corp. (a)	3,736

		9,187

	Household Durables — 0.6%
14	Century Communities, Inc. (a)	319
27	CSS Industries, Inc.	699
15	GoPro, Inc., Class A (a)	596
37	Leggett & Platt, Inc.	1,275
48	Lifetime Brands, Inc.	748
3	NACCO Industries, Inc., Class A	157

		3,794

	Internet & Catalog Retail — 0.0%
13	Coupons.com, Inc. (a)	331

	Media — 1.1%
82	Entercom Communications Corp., Class A (a)	876
130	Harte-Hanks, Inc.	934
202	Lee Enterprises, Inc. (a)	899
49	Markit Ltd., (United Kingdom) (a)	1,314
69	Radio One, Inc.,, Class D (a)	340
195	Sizmek, Inc. (a)	1,857

		6,220

	Multiline Retail — 1.0%
43	Bon-Ton Stores, Inc. (The)	442
46	Dillard’s, Inc., Class A	5,318

		5,760

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.0%
37	ANN, Inc. (a)	1,510
216	Barnes & Noble, Inc. (a)	4,920
28	Brown Shoe Co., Inc.	792
92	Children’s Place, Inc. (The)	4,576
21	Conn’s, Inc. (a)	1,018
61	Express, Inc. (a)	1,034
28	Guess?, Inc.	759
585	hhgregg, Inc. (a)	5,946
16	Michaels Cos., Inc. (The) (a)	264
31	Outerwall, Inc. (a)	1,864
8	Rent-A-Center, Inc.	241
17	Systemax, Inc. (a)	240

		23,164

	Textiles, Apparel & Luxury Goods — 1.4%
161	Iconix Brand Group, Inc. (a)	6,931
36	Unifi, Inc. (a)	980

		7,911

	Total Consumer Discretionary	76,564

	Consumer Staples — 3.5%
	Food & Staples Retailing — 1.5%
941	Rite Aid Corp. (a)	6,747
306	Roundy’s, Inc.	1,685

		8,432

	Food Products — 1.4%
34	B&G Foods, Inc.	1,095
159	Chiquita Brands International, Inc. (a)	1,728
52	Pilgrim’s Pride Corp. (a)	1,434
52	Pinnacle Foods, Inc.	1,724
21	Sanderson Farms, Inc.	2,041
11	Seneca Foods Corp., Class A (a)	321

		8,343

	Personal Products — 0.4%
7	Herbalife Ltd.	471
1	IGI Laboratories, Inc. (a)	3
6	Inter Parfums, Inc.	186
24	USANA Health Sciences, Inc. (a)	1,883

		2,543

	Tobacco — 0.2%
23	Universal Corp.	1,273

	Total Consumer Staples	20,591

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy — 6.5%
	Energy Equipment & Services — 2.4%
52	Basic Energy Services, Inc. (a)	1,531
6	Dawson Geophysical Co.	181
115	Exterran Holdings, Inc.	5,187
64	Helix Energy Solutions Group, Inc. (a)	1,681
95	Pioneer Energy Services Corp. (a)	1,661
46	SEACOR Holdings, Inc. (a)	3,792

		14,033

	Oil, Gas & Consumable Fuels — 4.1%
922	Abraxas Petroleum Corp. (a) (m)	5,772
3	Adams Resources & Energy, Inc. (m)	265
48	Alon USA Energy, Inc.	600
26	Clayton Williams Energy, Inc. (a)	3,572
77	Cloud Peak Energy, Inc. (a)	1,427
36	Comstock Resources, Inc.	1,027
9	Contango Oil & Gas Co. (a)	377
13	Delek U.S. Holdings, Inc.	367
42	Energy XXI Bermuda Ltd., (Bermuda)	986
63	Equal Energy Ltd.	340
27	Green Plains, Inc.	894
1	Isramco, Inc. (a)	129
13	Memorial Resource Development Corp. (a)	312
6	Parsley Energy, Inc., Class A (a)	152
27	Renewable Energy Group, Inc. (a)	312
52	REX American Resources Corp. (a)	3,841
35	Stone Energy Corp. (a)	1,619
41	VAALCO Energy, Inc. (a)	295
29	Western Refining, Inc.	1,100
6	Westmoreland Coal Co. (a)	229

		23,616

	Total Energy	37,649

	Financials — 20.3%
	Banks — 6.7%
23	1st Source Corp.	704
45	BancFirst Corp.	2,792
97	BancorpSouth, Inc.	2,381
23	Banner Corp.	911
34	BBCN Bancorp, Inc.	542
101	Capital Bank Financial Corp., Class A (a)	2,375
37	Cathay General Bancorp	951
122	Central Pacific Financial Corp.	2,412
15	Chemical Financial Corp.	427
9	Citizens & Northern Corp.	173
24	City Holding Co.	1,087

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
29	CoBiz Financial, Inc.	310
164	CVB Financial Corp.	2,629
4	East West Bancorp, Inc.	130
209	First Commonwealth Financial Corp.	1,929
7	First Financial Bancorp	119
23	First Interstate BancSystem, Inc.	612
52	Flushing Financial Corp.	1,077
60	FNB Corp.	772
17	Guaranty Bancorp	232
10	Independent Bank Corp.	122
19	MainSource Financial Group, Inc.	335
29	National Penn Bancshares, Inc.	310
104	OFG Bancorp, (Puerto Rico)	1,918
15	OmniAmerican Bancorp, Inc.	365
27	PacWest Bancorp	1,153
10	Sierra Bancorp	156
28	Simmons First National Corp., Class A	1,095
41	Southwest Bancorp, Inc.	693
53	Suffolk Bancorp (a)	1,180
57	Susquehanna Bancshares, Inc.	597
5	SVB Financial Group (a)	618
98	TCF Financial Corp.	1,603
15	UMB Financial Corp.	932
124	Union Bankshares Corp.	3,191
8	Webster Financial Corp.	265
43	West Bancorporation, Inc.	661
13	Westamerica Bancorporation	659
75	Wilshire Bancorp, Inc.	773

		39,191

	Capital Markets — 1.2%
23	Arlington Asset Investment Corp., Class A	629
8	Artisan Partners Asset Management, Inc., Class A	477
27	FBR & Co. (a)	738
14	Federated Investors, Inc., Class B	436
11	Greenhill & Co., Inc.	517
216	Investment Technology Group, Inc. (a)	3,644
8	Moelis & Co. (a)	282

		6,723

	Consumer Finance — 1.2%
4	Credit Acceptance Corp. (a)	517
41	Nelnet, Inc., Class A	1,715
35	Portfolio Recovery Associates, Inc. (a)	2,060
38	World Acceptance Corp. (a)	2,863

		7,155

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 0.2%
46	Marlin Business Services Corp.	829

	Insurance — 2.3%
107	American Equity Investment Life Holding Co.	2,642
9	Aspen Insurance Holdings Ltd., (Bermuda)	427
170	CNO Financial Group, Inc.	3,021
4	Federated National Holding Co.	112
8	Global Indemnity plc, (Ireland) (a)	218
22	Navigators Group, Inc. (The) (a)	1,442
43	Platinum Underwriters Holdings Ltd., (Bermuda)	2,788
23	Primerica, Inc.	1,101
34	ProAssurance Corp.	1,510
5	Stewart Information Services Corp.	161

		13,422

	Real Estate Investment Trusts (REITs) — 7.3%
42	American Assets Trust, Inc.	1,448
161	Anworth Mortgage Asset Corp.	832
4	Ashford Hospitality Prime, Inc.	67
19	Ashford Hospitality Trust, Inc.	223
8	Associated Estates Realty Corp.	150
23	BioMed Realty Trust, Inc.	502
216	Capstead Mortgage Corp.	2,846
46	CBL & Associates Properties, Inc.	876
136	CoreSite Realty Corp.	4,504
10	Cousins Properties, Inc.	129
638	CYS Investments, Inc.	5,757
87	DCT Industrial Trust, Inc.	713
46	DiamondRock Hospitality Co.	589
25	EastGroup Properties, Inc.	1,612
27	EPR Properties	1,520
17	Equity Lifestyle Properties, Inc.	742
25	FelCor Lodging Trust, Inc.	264
18	First Industrial Realty Trust, Inc.	345
40	Franklin Street Properties Corp.	501
10	Gladstone Commercial Corp.	186
25	Home Properties, Inc.	1,573
45	Hospitality Properties Trust	1,368
71	LTC Properties, Inc.	2,760
18	National Retail Properties, Inc.	662
45	Pennsylvania Real Estate Investment Trust	837
24	Post Properties, Inc.	1,262
84	Potlatch Corp.	3,490
7	PS Business Parks, Inc.	609
22	RAIT Financial Trust	185
84	Ramco-Gershenson Properties Trust	1,393
22	Saul Centers, Inc.	1,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
214	Strategic Hotels & Resorts, Inc. (a)	2,502
15	Taubman Centers, Inc.	1,114

		42,630

	Real Estate Management & Development — 0.5%
59	Alexander & Baldwin, Inc.	2,433
8	St. Joe Co. (The) (a)	214

		2,647

	Thrifts & Mortgage Finance — 0.9%
10	Astoria Financial Corp.	133
8	BankFinancial Corp.	93
28	Beneficial Mutual Bancorp, Inc. (a)	382
8	Capitol Federal Financial, Inc.	101
96	NMI Holdings, Inc., Class A (a)	1,012
31	OceanFirst Financial Corp.	512
85	Ocwen Financial Corp. (a)	3,150

		5,383

	Total Financials	117,980

	Health Care — 12.7%
	Biotechnology — 4.2%
113	ACADIA Pharmaceuticals, Inc. (a) (m)	2,557
6	Adamas Pharmaceuticals, Inc. (a) (m)	113
4	Agios Pharmaceuticals, Inc. (a) (m)	192
67	Alnylam Pharmaceuticals, Inc. (a)	4,239
8	Applied Genetic Technologies Corp. (a)	181
25	Ardelyx, Inc. (a)	404
2	Auspex Pharmaceuticals, Inc. (a)	47
29	Cara Therapeutics, Inc. (a)	499
33	Cerulean Pharma, Inc. (a)	189
73	ChemoCentryx, Inc. (a)	428
44	Chimerix, Inc. (a)	965
21	Dicerna Pharmaceuticals, Inc. (a)	472
25	Eleven Biotherapeutics, Inc. (a)	331
27	Flexion Therapeutics, Inc. (a)	367
8	Foundation Medicine, Inc. (a)	226
6	Karyopharm Therapeutics, Inc. (a)	293
11	Kite Pharma, Inc. (a)	324
46	MacroGenics, Inc. (a)	1,002
105	Merrimack Pharmaceuticals, Inc. (a)	767
105	NPS Pharmaceuticals, Inc. (a)	3,464
34	Puma Biotechnology, Inc. (a)	2,211
23	Synageva BioPharma Corp. (a)	2,421
63	Trius Therapeutics, Inc. (a) (i)	—
11	Ultragenyx Pharmaceutical, Inc. (a)	471

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
38	Versartis, Inc. (a)	1,057
111	Xencor, Inc. (a)	1,290
11	Zafgen, Inc. (a)	208

		24,718

	Health Care Equipment & Supplies — 2.5%
84	CONMED Corp.	3,726
15	Inogen, Inc. (a)	329
19	K2M Group Holdings, Inc. (a)	280
45	NuVasive, Inc. (a)	1,604
246	PhotoMedex, Inc. (a)	3,013
171	SurModics, Inc. (a)	3,654
25	TriVascular Technologies, Inc. (a)	391
46	Wright Medical Group, Inc. (a)	1,448

		14,445

	Health Care Providers & Services — 2.6%
25	Adeptus Health, Inc., Class A (a) (m)	637
63	Amedisys, Inc. (a)	1,061
42	Centene Corp. (a)	3,206
467	Cross Country Healthcare, Inc. (a)	3,043
23	HealthSouth Corp.	825
36	LHC Group, Inc. (a)	761
6	Magellan Health, Inc. (a)	392
65	Owens & Minor, Inc.	2,209
80	PharMerica Corp. (a)	2,276
15	Providence Service Corp. (The) (a)	556
25	RadNet, Inc. (a)	166

		15,132

	Health Care Technology — 0.9%
107	Castlight Health, Inc., Class B (a)	1,625
25	Imprivata, Inc. (a)	411
109	MedAssets, Inc. (a)	2,490
19	Veeva Systems, Inc., Class A (a)	478

		5,004

	Life Sciences Tools & Services — 0.1%
13	PAREXEL International Corp. (a)	692

	Pharmaceuticals — 2.4%
6	Achaogen, Inc. (a) (m)	86
65	Amphastar Pharmaceuticals, Inc. (a)	650
99	BioDelivery Sciences International, Inc. (a)	1,189
15	Egalet Corp. (a)	202
36	Pacira Pharmaceuticals, Inc. (a)	3,270
3	Pain Therapeutics, Inc. (a)	18
25	Phibro Animal Health Corp., Class A (a)	551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
60	Prestige Brands Holdings, Inc. (a)	2,040
55	Questcor Pharmaceuticals, Inc.	5,041
21	Revance Therapeutics, Inc. (a)	711
6	ZS Pharma, Inc. (a)	181

		13,939

	Total Health Care	73,930

	Industrials — 13.9%
	Aerospace & Defense — 2.2%
210	AAR Corp. (m)	5,777
57	Engility Holdings, Inc. (a)	2,165
356	Taser International, Inc. (a)	4,732

		12,674

	Air Freight & Logistics — 0.1%
10	Park-Ohio Holdings Corp.	575

	Airlines — 0.7%
45	Alaska Air Group, Inc. (m)	4,287

	Building Products — 0.5%
118	Gibraltar Industries, Inc. (a)	1,836
11	Nortek, Inc. (a)	943
11	Trex Co., Inc. (a)	303

		3,082

	Commercial Services & Supplies — 2.2%
52	ACCO Brands Corp. (a) (m)	335
276	ARC Document Solutions, Inc. (a) (m)	1,618
46	Deluxe Corp.	2,700
18	G&K Services, Inc., Class A	958
28	Quad/Graphics, Inc.	633
27	R.R. Donnelley & Sons Co.	457
20	Steelcase, Inc., Class A	309
139	United Stationers, Inc.	5,756

		12,766

	Construction & Engineering — 1.0%
42	Argan, Inc.	1,578
99	EMCOR Group, Inc.	4,386
5	Orion Marine Group, Inc. (a)	55

		6,019

	Electrical Equipment — 1.4%
29	Acuity Brands, Inc. (m)	3,982
88	Polypore International, Inc. (a)	4,200

		8,182

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — 2.2%
21	Blount International, Inc. (a)	296
145	Briggs & Stratton Corp.	2,958
110	Douglas Dynamics, Inc.	1,932
24	Hurco Cos., Inc.	666
9	Hyster-Yale Materials Handling, Inc.	788
55	Kadant, Inc.	2,096
1	Middleby Corp. (The) (a)	58
12	Mueller Industries, Inc.	347
34	Standex International Corp.	2,540
3	Watts Water Technologies, Inc., Class A	191
86	Xerium Technologies, Inc. (a)	1,206

		13,078

	Marine — 0.3%
57	Matson, Inc.	1,535

	Professional Services — 1.5%
64	Barrett Business Services, Inc.	3,010
42	FTI Consulting, Inc. (a)	1,585
17	Paylocity Holding Corp. (a)	361
13	TriNet Group, Inc. (a)	301
45	VSE Corp.	3,171

		8,428

	Road & Rail — 1.5%
114	ArcBest Corp.	4,969
15	Celadon Group, Inc.	311
23	Con-way, Inc.	1,159
20	Heartland Express, Inc.	423
55	Swift Transportation Co. (a)	1,375
29	USA Truck, Inc. (a)	537

		8,774

	Trading Companies & Distributors — 0.3%
34	Applied Industrial Technologies, Inc.	1,725

	Total Industrials	81,125

	Information Technology — 16.8%
	Communications Equipment — 2.6%
9	Arista Networks, Inc. (a)	555
52	Comtech Telecommunications Corp.	1,926
117	Harmonic, Inc. (a)	875
160	InterDigital, Inc.	7,639
96	Ubiquiti Networks, Inc. (a)	4,356

		15,351

	Electronic Equipment, Instruments & Components — 2.4%
82	Aeroflex Holding Corp. (a) (m)	858
170	Benchmark Electronics, Inc. (a)	4,326

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
17	Checkpoint Systems, Inc. (a)	239
42	Coherent, Inc. (a)	2,772
15	Insight Enterprises, Inc. (a)	452
69	InvenSense, Inc. (a)	1,568
65	Newport Corp. (a)	1,201
46	ScanSource, Inc. (a)	1,755
44	Vishay Intertechnology, Inc.	682

		13,853

	Internet Software & Services — 0.9%
44	Aerohive Networks, Inc. (a) (m)	361
92	Bazaarvoice, Inc. (a)	727
52	Blucora, Inc. (a)	989
29	Five9, Inc. (a)	210
6	GrubHub, Inc. (a)	223
166	Intralinks Holdings, Inc. (a)	1,471
134	Millennial Media, Inc. (a)	669
2	OPOWER, Inc. (a)	40
13	Q2 Holdings, Inc. (a)	178
8	WebMD Health Corp. (a)	406
8	Xoom Corp. (a)	221

		5,495

	IT Services — 1.8%
5	CSG Systems International, Inc.	138
15	EVERTEC, Inc., (Puerto Rico)	354
27	Heartland Payment Systems, Inc.	1,121
122	ManTech International Corp., Class A	3,587
50	MoneyGram International, Inc. (a)	741
38	NeuStar, Inc., Class A (a)	999
65	Unisys Corp. (a)	1,603
24	Vantiv, Inc., Class A (a)	810
23	VeriFone Systems, Inc. (a)	863

		10,216

	Semiconductors & Semiconductor Equipment — 3.6%
19	Advanced Energy Industries, Inc. (a) (m)	362
161	Brooks Automation, Inc.	1,738
41	DSP Group, Inc. (a)	346
31	First Solar, Inc. (a)	2,231
143	Integrated Device Technology, Inc. (a)	2,203
32	Micrel, Inc.	360
136	Photronics, Inc. (a)	1,166
229	PLX Technology, Inc. (a)	1,481
145	PMC-Sierra, Inc. (a)	1,100
94	RF Micro Devices, Inc. (a)	899
67	SunPower Corp. (a)	2,750

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
228	TriQuint Semiconductor, Inc. (a)	3,611
278	Ultra Clean Holdings, Inc. (a)	2,518

		20,765

	Software — 5.2%
31	ACI Worldwide, Inc. (a) (m)	1,753
73	Actuate Corp. (a) (m)	349
99	Aspen Technology, Inc. (a)	4,570
36	Fair Isaac Corp.	2,270
222	Manhattan Associates, Inc. (a)	7,650
44	MobileIron, Inc. (a)	418
40	Paycom Software, Inc. (a)	581
48	Pegasystems, Inc.	1,018
50	Qualys, Inc. (a)	1,291
105	Rally Software Development Corp. (a)	1,140
15	Rubicon Project, Inc. (The) (a)	188
78	Take-Two Interactive Software, Inc. (a)	1,728
161	TeleCommunication Systems, Inc., Class A (a)	530
29	TIBCO Software, Inc. (a)	581
423	TiVo, Inc. (a)	5,465
28	Varonis Systems, Inc. (a)	824
10	Zendesk, Inc. (a)	181

		30,537

	Technology Hardware, Storage & Peripherals — 0.3%
197	Avid Technology, Inc. (a)	1,454

	Total Information Technology	97,671

	Materials — 3.5%
	Chemicals — 1.6%
114	Minerals Technologies, Inc.	7,456
46	OM Group, Inc.	1,495
16	Senomyx, Inc. (a)	134
1	Tredegar Corp.	33

		9,118

	Containers & Packaging — 0.7%
281	Graphic Packaging Holding Co. (a)	3,285
49	Myers Industries, Inc.	989

		4,274

	Metals & Mining — 0.8%
7	Ampco-Pittsburgh Corp.	168
102	Worthington Industries, Inc.	4,373

		4,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.4%
19	Domtar Corp., (Canada)	806
82	Resolute Forest Products, Inc., (Canada) (a)	1,379

		2,185

	Total Materials	20,118

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
74	FairPoint Communications, Inc. (a)	1,039
203	Inteliquent, Inc.	2,820
58	magicJack VocalTec Ltd., (Israel) (a)	870

		4,729

	Wireless Telecommunication Services — 0.2%
90	RingCentral, Inc., Class A (a)	1,363

	Total Telecommunication Services	6,092

	Utilities — 3.0%
	Electric Utilities — 1.3%
45	El Paso Electric Co.	1,810
35	PNM Resources, Inc.	1,030
92	Portland General Electric Co.	3,179
23	UNS Energy Corp.	1,389

		7,408

	Gas Utilities — 0.8%
22	AGL Resources, Inc. (m)	1,186
27	Laclede Group, Inc. (The)	1,320
27	Piedmont Natural Gas Co., Inc.	999
23	Southwest Gas Corp.	1,214

		4,719

	Independent Power & Renewable Electricity Producers — 0.1%
12	Dynegy, Inc. (a)	431

	Multi-Utilities — 0.8%
92	NorthWestern Corp.	4,786

	Total Utilities	17,344

	Total Common Stocks (Cost $464,329)	549,064

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
2,105	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $2,106)	2,107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $20,060)	20,060

	Total Investments — 98.2% (Cost $486,495)	571,231
	Other Assets in Excess of Liabilities — 1.8%	10,532

	NET ASSETS — 100.0%	$581,763

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
216	E-mini Russell 2000	09/19/14	$25,710	$512

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$550,588		$694,282		$3,298,057
Investments in affiliates, at value	6,614		6,392		132,553

Total investment securities, at value	557,202		700,674		3,430,610
Cash	—		—	(a)	—
Receivables:
Investment securities sold	5,397		21,029		4,575
Fund shares sold	1,507		692		5,191
Interest and dividends from non-affiliates	228		616		3,783
Dividends from affiliates	—		—		1
Variation margin on futures contracts	—		72		—

Total Assets	564,334		723,083		3,444,160

LIABILITIES:
Payables:
Investment securities purchased	2,201		18,934		26,392
Fund shares redeemed	1,501		211		5,038
Accrued liabilities:
Investment advisory fees	289		344		1,601
Administration fees	37		47		228
Shareholder servicing fees	55		—		393
Distribution fees	51		—		179
Custodian and accounting fees	27		27		69
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—
Other	149		213		815

Total Liabilities	4,310		19,776		34,715

Net Assets	$560,024		$703,307		$3,409,445

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$387,467	$434,776	$1,965,344
Accumulated undistributed (distributions in excess of) net investment income	(2,468)	(28)	7,594
Accumulated net realized gains (losses)	26,380	53,143	248,294
Net unrealized appreciation (depreciation)	148,645	215,416	1,188,213

Total Net Assets	$560,024	$703,307	$3,409,445

Net Assets:
Class A	$86,997	$—	$738,967
Class B	521	—	5,469
Class C	55,458	—	39,824
Class R2	—	—	3,883
Class R5	—	—	1,177,534
Select Class	417,048	703,307	1,443,768

Total	$560,024	$703,307	$3,409,445

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,465	—	15,871
Class B	24	—	144
Class C	2,566	—	1,049
Class R2	—	—	84
Class R5	—	—	22,697
Select Class	15,402	11,981	27,883

Net Asset Value (a):
Class A — Redemption price per share	$25.11	$—	$46.56
Class B — Offering price per share (b)	21.67	—	38.08
Class C — Offering price per share (b)	21.61	—	37.96
Class R2 — Offering and redemption price per share	—	—	45.99
Class R5 — Offering and redemption price per share	—	—	51.88
Select Class — Offering and redemption price per share	27.08	58.70	51.78
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.50	$—	$49.14

Cost of investments in non-affiliates	$401,943	$479,049	$2,109,844
Cost of investments in affiliates	6,614	6,392	132,553

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,135,674	$1,504,151	$551,171
Investments in affiliates, at value	16,310	56,903	20,060

Total investment securities, at value	1,151,984	1,561,054	571,231
Cash	—	5	165
Receivables:
Investment securities sold	11,091	43,678	15,836
Fund shares sold	966	2,463	19,482
Interest and dividends from non-affiliates	482	2,828	663
Dividends from affiliates	—	1	—
Variation margin on futures contracts	—	409	148

Total Assets	1,164,523	1,610,438	607,525

LIABILITIES:
Payables:
Dividends	—	91	—
Investment securities purchased	4,546	46,368	25,091
Fund shares redeemed	1,521	3,310	183
Accrued liabilities:
Investment advisory fees	467	599	235
Administration fees	77	104	37
Shareholder servicing fees	124	124	75
Distribution fees	87	156	42
Custodian and accounting fees	33	58	53
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(a)
Other	353	473	46

Total Liabilities	7,209	51,284	25,762

Net Assets	$1,157,314	$1,559,154	$581,763

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$815,696	$1,176,433	$488,567
Accumulated undistributed (distributions in excess of) net investment income	(4,080)	282	254
Accumulated net realized gains (losses)	49,375	48,325	7,694
Net unrealized appreciation (depreciation)	296,323	334,114	85,248

Total Net Assets	$1,157,314	$1,559,154	$581,763

Net Assets:
Class A	$282,408	$516,950	$126,858
Class B	2,048	3,071	—
Class C	28,035	52,909	22,539
Class R2	31,119	47,939	9,785
Class R5	—	79,792	—
Class R6	355,032	453,645	45,604
Institutional Class	302,087	—	216,698
Select Class	156,585	404,848	160,279

Total	$1,157,314	$1,559,154	$581,763

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,230	18,477	7,806
Class B	191	126	—
Class C	2,468	2,187	1,421
Class R2	2,267	1,723	607
Class R5	—	2,722	—
Class R6	23,316	15,468	2,761
Institutional Class	19,918	—	13,123
Select Class	10,504	13,814	9,696

Net Asset Value (a):
Class A — Redemption price per share	$13.96	$27.98	$16.25
Class B — Offering price per share (b)	10.75	24.43	—
Class C — Offering price per share (b)	11.36	24.19	15.86
Class R2 — Offering and redemption price per share	13.73	27.83	16.12
Class R5 — Offering and redemption price per share	—	29.31	—
Class R6 — Offering and redemption price per share	15.23	29.33	16.52
Institutional Class — Offering and redemption price per share	15.17	—	16.51
Select Class — Offering and redemption price per share	14.91	29.31	16.53
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.73	$29.53	$17.15

Cost of investments in non-affiliates	$839,351	$1,171,451	$466,435
Cost of investments in affiliates	16,310	56,903	20,060

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

AS OF JUNE 30, 2014

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	2,110	6,815	48,136
Dividend income from affiliates	2	3	24

Total investment income	2,112	6,820	48,160

EXPENSES:
Investment advisory fees	3,628	4,107	20,533
Administration fees	467	528	2,639
Distribution fees:
Class A	222	—	1,847
Class B	6	—	54
Class C	446	—	296
Class R2	—	—	26
Shareholder servicing fees:
Class A	222	—	1,847
Class B	2	—	18
Class C	149	—	99
Class R2	—	—	12
Class R5	—	—	509
Select Class	1,022	1,580	3,377
Custodian and accounting fees	47	55	116
Interest expense to affiliates	— (a)	—	—
Professional fees	46	46	72
Trustees’ and Chief Compliance Officer’s fees	6	6	26
Printing and mailing costs	106	69	324
Registration and filing fees	95	27	182
Transfer agent fees	526	681	3,497
Other	14	12	56

Total expenses	7,004	7,111	35,530

Less amounts waived	(366)	(2,089)	(3,594)

Net expenses	6,638	5,022	31,936

Net investment income (loss)	(4,526)	1,798	16,224

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	59,230	76,272	337,200
Futures	—	4,069	—

Net realized gain (loss)	59,230	80,341	337,200

Distributions of realized gains by investment company affiliates	—	—	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	39,546	73,308	297,373
Futures	—	(19)	—

Change in net unrealized appreciation/depreciation	39,546	73,289	297,373

Net realized/unrealized gains (losses)	98,776	153,630	634,574

Change in net assets resulting from operations	$94,250	$155,428	$650,798

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$4	$1
Dividend income from non-affiliates	4,271	22,143	4,237
Dividend income from affiliates	6	11	3

Total investment income	4,278	22,158	4,241

EXPENSES:
Investment advisory fees	7,219	8,408	2,151
Administration fees	928	1,080	299
Distribution fees:
Class A	714	1,097	233
Class B	21	26	—
Class C	216	366	106
Class R2	156	157	27
Shareholder servicing fees:
Class A	714	1,097	233
Class B	7	9	—
Class C	72	122	35
Class R2	78	78	14
Class R5	—	32	—
Institutional Class	286	—	96
Select Class	401	907	286
Custodian and accounting fees	59	108	83
Professional fees	49	50	47
Trustees’ and Chief Compliance Officer’s fees	11	13	3
Printing and mailing costs	86	149	28
Registration and filing fees	118	213	103
Transfer agent fees	1,123	1,591	301
Other	29	29	12

Total expenses	12,287	15,532	4,057

Less amounts waived	(1,328)	(1,519)	(359)

Net expenses	10,959	14,013	3,698

Net investment income (loss)	(6,681)	8,145	543

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	107,813	85,364	14,438
Futures	—	8,119	2,539

Net realized gain (loss)	107,813	93,483	16,977

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	79,679	128,384	56,355
Futures	—	1,242	482

Change in net unrealized appreciation/depreciation	79,679	129,626	56,837

Net realized/unrealized gains (losses)	187,492	223,109	73,814

Change in net assets resulting from operations	$180,811	$231,254	$74,357

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,526)	$(2,034)	$1,798	$3,808
Net realized gain (loss)	59,230	36,792	80,341	55,185
Change in net unrealized appreciation/depreciation	39,546	65,852	73,289	57,573

Change in net assets resulting from operations	94,250	100,610	155,428	116,566

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(7,308)	(2,519)	—	—
Class B
From net realized gains	(72)	(39)	—	—
Class C
From net realized gains	(5,669)	(2,102)	—	—
Select Class
From net investment income	—	—	(3,196)	(4,488)
From net realized gains	(30,984)	(9,120)	(30,439)	—

Total distributions to shareholders	(44,033)	(13,780)	(33,635)	(4,488)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,967)	96,943	59,219	3,627

NET ASSETS:
Change in net assets	40,250	183,773	181,012	115,705
Beginning of period	519,774	336,001	522,295	406,590

End of period	$560,024	$519,774	$703,307	$522,295

Accumulated undistributed (distributions in excess of) net investment income	$(2,468)	$(1,915)	$(28)	$1,795

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,224	$26,075	$(6,681)	$(2,177)
Net realized gain (loss)	337,200	165,490	107,813	86,555
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	297,373	335,447	79,679	124,133

Change in net assets resulting from operations	650,798	527,012	180,811	208,511

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,154)	(6,332)	—	—
From net realized gains	(39,200)	(54,507)	(27,816)	(18,796)
Class B
From net investment income	—	(65)	—	—
From net realized gains	(468)	(953)	(372)	(333)
Class C
From net investment income	—	(285)	—	—
From net realized gains	(2,540)	(3,639)	(3,356)	(2,309)
Class R2
From net investment income	—	(40)	—	—
From net realized gains	(285)	(478)	(3,175)	(1,927)
Class R5
From net investment income	(5,697)	(8,958)	—	—
From net realized gains	(48,030)	(52,088)	—	—
Class R6
From net realized gains	—	—	(27,222)	(13,119)
Institutional Class
From net realized gains	—	—	(26,893)	(17,399)
Select Class
From net investment income	(4,998)	(12,603)	—	—
From net realized gains	(64,468)	(88,266)	(13,777)	(10,618)

Total distributions to shareholders	(166,840)	(228,214)	(102,611)	(64,501)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	228,662	(44,004)	147,196	(33,612)

NET ASSETS:
Change in net assets	712,620	254,794	225,396	110,398
Beginning of period	2,696,825	2,442,031	931,918	821,520

End of period	$3,409,445	$2,696,825	$1,157,314	$931,918

Accumulated undistributed (distributions in excess of) net investment income	$7,594	$4,114	$(4,080)	$(2,896)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,145	$8,029	$543	$631
Net realized gain (loss)	93,483	47,226	16,977	6,491
Change in net unrealized appreciation/depreciation	129,626	125,744	56,837	18,032

Change in net assets resulting from operations	231,254	180,999	74,357	25,154

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,828)	(2,867)	(72)	(99)
From net realized gains	(10,944)	—	(1,746)	—
Class B
From net investment income	(8)	(26)	—	—
From net realized gains	(101)	—	—	—
Class C
From net investment income	(123)	(269)	—	(11)
From net realized gains	(1,424)	—	(246)	—
Class R2
From net investment income	(82)	(97)	(6)	— (a)
From net realized gains	(741)	—	(98)	—
Class R5
From net investment income	(467)	(323)	—	—
From net realized gains	(1,547)	—	—	—
Class R6
From net investment income	(2,662)	(2,410)	(146)	(137)
From net realized gains	(8,043)	—	(738)	—
Institutional Class
From net investment income	—	—	(275)	(90)
From net realized gains	—	—	(1,543)	—
Select Class
From net investment income	(2,226)	(2,935)	(207)	(295)
From net realized gains	(8,523)	—	(2,006)	—

Total distributions to shareholders	(38,719)	(8,927)	(7,083)	(632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	468,137	109,344	341,780	78,228

NET ASSETS:
Change in net assets	660,672	281,416	409,054	102,750
Beginning of period	898,482	617,066	172,709	69,959

End of period	$1,559,154	$898,482	$581,763	$172,709

Accumulated undistributed (distributions in excess of) net investment income	$282	$(1,062)	$254	$255

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,934	$19,767	$—	$—
Distributions reinvested	5,262	1,796	—	—
Cost of shares redeemed	(26,472)	(23,718)	—	—

Change in net assets resulting from Class A capital transactions	$2,724	$(2,155)	$—	$—

Class B
Proceeds from shares issued	$23	$8	$—	$—
Distributions reinvested	66	35	—	—
Cost of shares redeemed	(427)	(479)	—	—

Change in net assets resulting from Class B capital transactions	$(338)	$(436)	$—	$—

Class C
Proceeds from shares issued	$19,447	$13,062	$—	$—
Distributions reinvested	655	231	—	—
Cost of shares redeemed	(22,674)	(19,369)	—	—

Change in net assets resulting from Class C capital transactions	$(2,572)	$(6,076)	$—	$—

Select Class
Proceeds from shares issued	$149,852	$174,453	$99,370	$44,658
Distributions reinvested	30,591	8,987	31,856	4,252
Cost of shares redeemed	(190,224)	(77,830)	(72,007)	(45,283)

Change in net assets resulting from Select Class capital transactions	$(9,781)	$105,610	$59,219	$3,627

Total change in net assets resulting from capital transactions	$(9,967)	$96,943	$59,219	$3,627

SHARE TRANSACTIONS:
Class A
Issued	944	959	—	—
Reinvested	218	96	—	—
Redeemed	(1,048)	(1,155)	—	—

Change in Class A Shares	114	(100)	—	—

Class B
Issued	1	1	—	—
Reinvested	3	2	—	—
Redeemed	(19)	(27)	—	—

Change in Class B Shares	(15)	(24)	—	—

Class C
Issued	893	734	—	—
Reinvested	32	14	—	—
Redeemed	(1,034)	(1,079)	—	—

Change in Class C Shares	(109)	(331)	—	—

Select Class
Issued	5,539	7,839	1,841	995
Reinvested	1,176	447	602	104
Redeemed	(6,999)	(3,580)	(1,319)	(1,072)

Change in Select Class Shares	(284)	4,706	1,124	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,105	$161,823	$86,559	$46,904
Distributions reinvested	36,174	53,154	26,847	18,018
Cost of shares redeemed	(247,996)	(205,174)	(100,660)	(73,629)

Change in net assets resulting from Class A capital transactions	$(68,717)	$9,803	$12,746	$(8,707)

Class B
Proceeds from shares issued	$109	$53	$108	$143
Distributions reinvested	440	947	299	276
Cost of shares redeemed	(4,393)	(3,625)	(1,534)	(1,529)

Change in net assets resulting from Class B capital transactions	$(3,844)	$(2,625)	$(1,127)	$(1,110)

Class C
Proceeds from shares issued	$1,754	$2,901	$3,615	$2,220
Distributions reinvested	2,078	3,051	2,792	1,897
Cost of shares redeemed	(6,514)	(7,195)	(5,082)	(5,854)

Change in net assets resulting from Class C capital transactions	$(2,682)	$(1,243)	$1,325	$(1,737)

Class R2
Proceeds from shares issued	$1,876	$2,486	$9,894	$5,964
Distributions reinvested	169	238	3,015	1,827
Cost of shares redeemed	(3,854)	(4,016)	(10,303)	(7,599)

Change in net assets resulting from Class R2 capital transactions	$(1,809)	$(1,292)	$2,606	$192

Class R5
Proceeds from shares issued	$341,675	$242,098	$—	$—
Distributions reinvested	50,412	58,492	—	—
Cost of shares redeemed	(187,973)	(270,542)	—	—

Change in net assets resulting from Class R5 capital transactions	$204,114	$30,048	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$107,896	$66,621
Distributions reinvested	—	—	27,222	13,119
Cost of shares redeemed	—	—	(52,030)	(68,638)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$83,088	$11,102

Institutional Class
Proceeds from shares issued	$—	$—	$127,596	$59,220
Distributions reinvested	—	—	24,325	15,569
Cost of shares redeemed	—	—	(97,844)	(109,142)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$54,077	$(34,353)

Select Class
Proceeds from shares issued	$436,244	$381,057	$51,702	$36,031
Distributions reinvested	63,813	89,504	12,567	8,954
Cost of shares redeemed	(398,457)	(549,256)	(69,788)	(43,984)

Change in net assets resulting from Select Class capital transactions	$101,600	$(78,695)	$(5,519)	$1,001

Total change in net assets resulting from capital transactions	$228,662	$(44,004)	$147,196	$(33,612)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	3,257	4,277	6,045	3,976
Reinvested	848	1,546	2,002	1,704
Redeemed	(5,680)	(5,554)	(7,045)	(6,214)

Change in Class A Shares	(1,575)	269	1,002	(534)

Class B
Issued	3	2	11	14
Reinvested	13	33	29	33
Redeemed	(121)	(115)	(139)	(163)

Change in Class B Shares	(105)	(80)	(99)	(116)

Class C
Issued	49	94	311	228
Reinvested	60	107	255	214
Redeemed	(180)	(230)	(437)	(595)

Change in Class C Shares	(71)	(29)	129	(153)

Class R2
Issued	44	66	698	518
Reinvested	4	7	229	175
Redeemed	(88)	(106)	(729)	(665)

Change in Class R2 Shares	(40)	(33)	198	28

Class R5
Issued	7,041	5,779	—	—
Reinvested	1,058	1,535	—	—
Redeemed	(3,834)	(6,521)	—	—

Change in Class R5 Shares	4,265	793	—	—

Class R6
Issued	—	—	7,124	5,288
Reinvested	—	—	1,867	1,156
Redeemed	—	—	(3,418)	(5,654)

Change in Class R6 Shares	—	—	5,573	790

Institutional Class
Issued	—	—	8,158	4,672
Reinvested	—	—	1,674	1,374
Redeemed	—	—	(6,418)	(8,706)

Change in Institutional Class Shares	—	—	3,414	(2,660)

Select Class
Issued	9,006	9,223	3,395	2,935
Reinvested	1,344	2,355	879	801
Redeemed	(8,177)	(13,183)	(4,528)	(3,567)

Change in Select Class Shares	2,173	(1,605)	(254)	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$249,050	$151,702	$95,000	$44,054
Distributions reinvested	12,217	2,758	1,637	84
Cost of shares redeemed	(142,413)	(66,421)	(35,876)	(7,813)

Change in net assets resulting from Class A capital transactions	$118,854	$88,039	$60,761	$36,325

Class B
Proceeds from shares issued	$11	$65	$—	$—
Distributions reinvested	106	25	—	—
Cost of shares redeemed	(1,364)	(1,168)	—	—

Change in net assets resulting from Class B capital transactions	$(1,247)	$(1,078)	$—	$—

Class C
Proceeds from shares issued	$13,317	$11,253	$15,087	$5,881
Distributions reinvested	1,374	232	203	9
Cost of shares redeemed	(10,049)	(7,039)	(2,232)	(975)

Change in net assets resulting from Class C capital transactions	$4,642	$4,446	$13,058	$4,915

Class R2
Proceeds from shares issued	$35,618	$9,668	$7,974	$1,677
Distributions reinvested	734	88	104	— (a)
Cost of shares redeemed	(8,241)	(3,260)	(979)	(93)

Change in net assets resulting from Class R2 capital transactions	$28,111	$6,496	$7,099	$1,584

Class R5
Proceeds from shares issued	$75,057	$23,814	$—	$—
Distributions reinvested	987	38	—	—
Cost of shares redeemed	(38,175)	(12,450)	—	—

Change in net assets resulting from Class R5 capital transactions	$37,869	$11,402	$—	$—

Class R6
Proceeds from shares issued	$220,005	$38,682	$30,227	$1,911
Distributions reinvested	10,705	2,410	884	137
Cost of shares redeemed	(35,099)	(54,454)	(9,167)	(1,549)

Change in net assets resulting from Class R6 capital transactions	$195,611	$(13,362)	$21,944	$499

Institutional Class
Proceeds from shares issued	$—	$—	$200,414	$31,733
Distributions reinvested	—	—	1,623	89
Cost of shares redeemed	—	—	(34,113)	(13,968)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$167,924	$17,854

Select Class
Proceeds from shares issued	$180,916	$101,704	$99,637	$24,841
Distributions reinvested	9,746	1,569	1,883	236
Cost of shares redeemed	(106,365)	(89,872)	(30,526)	(8,026)

Change in net assets resulting from Select Class capital transactions	$84,297	$13,401	$70,994	$17,051

Total change in net assets resulting from capital transactions	$468,137	$109,344	$341,780	$78,228

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	9,457	7,097	6,312	3,627
Reinvested	470	124	111	7
Redeemed	(5,425)	(3,110)	(2,385)	(682)

Change in Class A Shares	4,502	4,111	4,038	2,952

Class B
Issued	1	5	—	—
Reinvested	5	1	—	—
Redeemed	(60)	(63)	—	—

Change in Class B Shares	(54)	(57)	—	—

Class C
Issued	584	594	1,017	496
Reinvested	61	12	14	1
Redeemed	(441)	(381)	(150)	(80)

Change in Class C Shares	204	225	881	417

Class R2
Issued	1,353	437	532	135
Reinvested	28	4	7	— (a)
Redeemed	(312)	(149)	(65)	(7)

Change in Class R2 Shares	1,069	292	474	128

Class R5
Issued	2,744	1,043	—	—
Reinvested	36	2	—	—
Redeemed	(1,358)	(545)	—	—

Change in Class R5 Shares	1,422	500	—	—

Class R6
Issued	8,000	1,686	2,006	161
Reinvested	390	104	58	12
Redeemed	(1,270)	(2,672)	(594)	(125)

Change in Class R6 Shares	7,120	(882)	1,470	48

Institutional Class
Issued	—	—	12,964	2,505
Reinvested	—	—	107	8
Redeemed	—	—	(2,213)	(1,144)

Change in Institutional Class Shares	—	—	10,858	1,369

Select Class
Issued	6,600	4,528	6,536	2,020
Reinvested	356	67	125	21
Redeemed	(3,845)	(3,905)	(1,971)	(666)

Change in Select Class Shares	3,111	690	4,690	1,375

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2014	$23.10	$(0.24	)(d)	$4.44	$4.20	$(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(d)(e)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(d)(f)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(d)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(d)	2.04	1.91	—

Class B
Year Ended June 30, 2014	20.29	(0.32	)(d)	3.89	3.57	(2.19)
Year Ended June 30, 2013	16.71	(0.22	)(d)(e)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(d)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(d)	1.83	1.64	—

Class C
Year Ended June 30, 2014	20.25	(0.32	)(d)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(d)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(d)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(d)	1.83	1.64	—

Select Class
Year Ended June 30, 2014	24.70	(0.19	)(d)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(d)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(d)(f)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(d)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(d)	2.14	2.06	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.11	18.56%	$86,997	1.33%	(0.95)%		1.38%	65%
23.10	27.61	77,408	1.44	(0.70	)(e)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120

21.67	18.00	521	1.84	(1.46)		1.88	65
20.29	26.97	793	1.94	(1.22	)(e)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(f)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120

21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120

27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(032	)(f)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2014	$48.11	$0.15	(d)	$13.44	$13.59	$(0.27)	$(2.73)	$(3.00)
Year Ended June 30, 2013	37.54	0.37	(e)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(f)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.70	28.95%	$703,307	0.79%	0.28	%(d)	1.12%	51%
48.11	29.50	522,295	0.79	0.84	(e)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(f)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2014	$39.94	$0.10	(d)(e)	$8.97	$9.07	$(0.07)	$(2.38)	$(2.45)
Year Ended June 30, 2013	36.02	0.29	(d)(f)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(d)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(d)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(d)	3.94	3.99	(0.04)	—	(0.04)

Class B
Year Ended June 30, 2014	33.16	(0.09	)(d)(e)	7.39	7.30	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.51	0.09	(d)(f)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(d)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(d)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(d)	3.41	3.33	—	—	—

Class C
Year Ended June 30, 2014	33.06	(0.10	)(d)(e)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(d)(f)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(d)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(d)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(d)	3.41	3.33	—	—	—

Class R2
Year Ended June 30, 2014	39.52	(0.01	)(d)(e)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(d)(f)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(d)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(d)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(d)	3.92	3.88	(0.03)	—	(0.03)

Class R5
Year Ended June 30, 2014	44.21	0.36	(d)(e)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(d)(f)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(d)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(d)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(d)	4.27	4.46	(0.14)	—	(0.14)

Select Class
Year Ended June 30, 2014	44.14	0.26	(d)(e)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(d)(f)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(d)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(d)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(d)	4.27	4.40	(0.10)	—	(0.10)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.58)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$46.56	23.27%	$738,967	1.29%	0.23	%(e)	1.37%	30%
39.94	23.11	696,784	1.29	0.78	(f)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44

38.08	22.67	5,469	1.78	(0.26	)(e)	1.87	30
33.16	22.51	8,264	1.79	0.28	(f)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44

37.96	22.67	39,824	1.79	(0.26	)(e)	1.87	30
33.06	22.50	37,039	1.79	0.28	(f)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44

45.99	22.95	3,883	1.54	(0.02	)(e)	1.62	30
39.52	22.80	4,909	1.54	0.53	(f)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44

51.88	23.90	1,177,534	0.79	0.73	(e)	0.92	30
44.21	23.71	814,942	0.79	1.25	(f)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44

51.78	23.65	1,443,768	0.99	0.53	(e)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(f)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2014	$13.00	$(0.12	)(f)	$2.52	$2.40	$(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(g)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—

Class B
Year Ended June 30, 2014	10.35	(0.15	)(f)	1.99	1.84	(1.44)
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—

Class C
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—

Class R2
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—

Class R6
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—

Select Class
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.96	18.94%	$282,408	1.25%	(0.86)%		1.37%	58%
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83

10.75	18.34	2,048	1.75	(1.37)		1.87	58
10.35	27.32	3,005	1.74	(1.01	)(g)	1.92	60
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83

11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83

13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83

15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	—	(g)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83

14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83

(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2014	$23.77	$0.12	(d)(e)	$4.87	$4.99	$(0.11)	$(0.67)	$(0.78)
Year Ended June 30, 2013	18.75	0.21	(d)(f)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(d)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(d)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(d)	3.06	3.15	(0.08)	—	(0.08)

Class B
Year Ended June 30, 2014	20.92	(0.04	)(d)(e)	4.27	4.23	(0.05)	(0.67)	(0.72)
Year Ended June 30, 2013	16.55	0.06	(d)(f)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(d)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(d)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(d)(g)	2.72	2.72	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2014	20.73	(0.03	)(d)(e)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(d)(f)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(d)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(d)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(d)(g)	2.70	2.70	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2014	23.67	0.07	(d)(e)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(d)(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(d)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(d)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(d)	3.06	3.12	(0.06)	—	(0.06)

Class R5
Year Ended June 30, 2014	24.85	0.23	(d)(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(d)(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(d)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(d)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(d)	3.19	3.34	(0.13)	—	(0.13)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.98	21.24%	$516,950	1.24%	0.46	%(e)	1.40%	40%
23.77	28.08	332,177	1.24	0.98	(f)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50

24.43	20.50	3,071	1.83	(0.15	)(e)	1.89	40
20.92	27.27	3,762	1.85	0.34	(f)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50

24.19	20.45	52,909	1.84	(0.15	)(e)	1.89	40
20.73	27.35	41,108	1.85	0.34	(f)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50

27.83	20.95	47,939	1.49	0.25	(e)	1.66	40
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50

29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (continued)
Class R6 (d)
Year Ended June 30, 2014	$24.87	$0.24	(e)(f)	$5.09	$5.33	$(0.20)	$(0.67)	$(0.87)
Year Ended June 30, 2013	19.59	0.29	(e)(g)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(e)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19	3.34	(0.14)	—	(0.14)

Select Class
Year Ended June 30, 2014	24.86	0.20	(e)(f)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(e)(g)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(e)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(e)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20	3.33	(0.12)	—	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.33	21.71%	$453,645	0.85%	0.87	%(f)	0.90%	40%
24.87	28.62	207,613	0.85	1.32	(g)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50

29.31	21.52	404,848	0.99	0.71	(f)	1.15	40
24.86	28.47	266,018	0.99	1.19	(g)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2014	$13.17	$(0.01	)(f)(g)	$3.39		$3.38	$(0.01)	$(0.29)	$(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(i)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(j)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2014	12.91	(0.08	)(f)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(i)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)

Class R2
Year Ended June 30, 2014	13.09	(0.05	)(f)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (k) through June 30, 2012	9.02	—	(f)(j)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (k) through June 30, 2012	9.13	0.05	(f)	1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(i)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2014	13.37	0.03	(f)(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(i)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.25	25.86%		$126,858	1.25%	(0.08	)%(g)	1.34%	51%
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56

15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56

16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56

16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund, Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$557,202	$—	$—	$557,202

Small Cap Core Fund
Total Investments in Securities (b)	$699,258	$1,416	$—	$700,674

Appreciation in Other Financial Instruments
Futures Contracts	$183	$—	$—	$183

Small Cap Equity Fund
Total Investments in Securities (a)	$3,430,610	$—	$—	$3,430,610

Small Cap Growth Fund
Total Investments in Securities (a)	$1,151,984	$—	$—	$1,151,984

Small Cap Value Fund
Total Investments in Securities (b)	$1,555,886	$5,168	$—	$1,561,054

Appreciation in Other Financial Instruments
Futures Contracts	$1,414	$—	$—	$1,414

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

U.S. Small Company Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total

Investments in Securities
Common Stocks
Consumer Discretionary	$76,564	$—	$—		$76,564
Consumer Staples	20,591	—	—		20,591
Energy	37,649	—	—		37,649
Financials	117,980	—	—		117,980
Health Care	73,930	—	—	(c)	73,930
Industrials	81,125	—	—		81,125
Information Technology	97,671	—	—		97,671
Materials	20,118	—	—		20,118
Telecommunication Services	6,092	—	—		6,092
Utilities	17,344	—	—		17,344

Total Common Stocks	549,064	—	—	(c)	549,064

U.S. Treasury Obligations	$—	$2,107	$—		$2,107
Investment Company	20,060	—	—		20,060

Total Investments in Securities	$569,124	$2,107	$—	(c)	$571,231

Appreciation in Other Financial Instruments
Futures Contracts	$512	$—	$—		$512

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of June 30, 2014:

	Value		Percentage
U.S. Small Company Fund	—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded in the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded in the Statements of Assets and Liabilities.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$15,107	$40,388	$12,102
Ending Notional Balance Long	10,356	58,682	25,710

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Dynamic Small Cap Growth Fund	$—	$3,973	$(3,973)
Small Cap Core Fund	—	(425)	425
Small Cap Equity Fund	(5)	(895)	900
Small Cap Growth Fund	—	5,497	(5,497)
Small Cap Value Fund	(68)	595	(527)
U.S. Small Company Fund	—	162	(162)

The reclassifications for the Funds relate primarily to non-taxable dividends, net operating losses and investments in passive foreign investment companies.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the annual effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$4	$—	(a)
Small Cap Equity Fund	7	—	(a)
Small Cap Growth Fund	14	1
Small Cap Value Fund	41	—	(a)
U.S. Small Company Fund	19	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25	%*	1.75	%*	1.75	%*	n/a	n/a	n/a	n/a	1.00	%*
Small Cap Core Fund	n/a		n/a		n/a		n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30		1.80		1.80		1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25		1.75		1.75		1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25		1.86		1.86		1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26		n/a		1.76		1.51	n/a	0.76	0.83	1.01

*	Prior to March 1, 2014, the contractual expense limitations for Dynamic Small Cap Growth Fund were 1.50%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except for Dynamic Small Cap Growth Fund, which is in place until at least March 1, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total
Dynamic Small Cap Growth Fund	$—	$—	$338		$338
Small Cap Core Fund	68	408	1,580		2,056
Small Cap Equity Fund	374	1,799	1,184		3,357
Small Cap Growth Fund	517	774	—	(a)	1,291
Small Cap Value Fund	323	212	904		1,439
U.S. Small Company Fund	88	214	29		331

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—		$6	$6
Small Cap Equity Fund	—		9	9
Small Cap Value Fund	—	(a)	3	3

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$22
Small Cap Core Fund	33
Small Cap Equity Fund	228
Small Cap Growth Fund	37
Small Cap Value Fund	77
U.S. Small Company Fund	28

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party brokers-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$353,363	$407,840	$—	$—
Small Cap Core Fund	350,167	311,549	916	345
Small Cap Equity Fund	972,023	922,311	—	—
Small Cap Growth Fund	662,460	628,993	—	—
Small Cap Value Fund	909,485	495,500	1,672	1,605
U.S. Small Company Fund	486,081	175,941	611	125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$414,221	$165,545	$22,564	$142,981
Small Cap Core Fund	487,687	226,111	13,124	212,987
Small Cap Equity Fund	2,243,093	1,254,560	67,043	1,187,517
Small Cap Growth Fund	864,151	346,066	58,233	287,833
Small Cap Value Fund	1,236,430	359,653	35,029	324,624
U.S. Small Company Fund	488,448	91,979	9,196	82,783

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$13,443	$30,590	$44,033
Small Cap Core Fund	7,885	25,750	33,635
Small Cap Equity Fund	44,213	122,627	166,840
Small Cap Growth Fund	9,192	93,419	102,611
Small Cap Value Fund	14,967	23,752	38,719
U.S. Small Company Fund	4,145	2,938	7,083

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$13,780	$13,780
Small Cap Core Fund	4,488	—	4,488
Small Cap Equity Fund	57,029	171,185	228,214
Small Cap Growth Fund	—	64,501	64,501
Small Cap Value Fund	8,927	—	8,927
U.S. Small Company Fund	632	—	632

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$8,351	$23,423	$142,981
Small Cap Core Fund	11,672	43,900	212,987
Small Cap Equity Fund	23,671	232,953	1,187,517
Small Cap Growth Fund	3,927	53,394	287,833
Small Cap Value Fund	8,612	49,599	324,624
U.S. Small Company Fund	3,829	6,591	82,783

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, non-taxable dividends and late year ordinary loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Small Cap Value Fund	$3,667

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2014, the Funds deferred to July 1, 2014 post-October capital losses and late year ordinary losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Dynamic Small Cap Growth Fund	$2,185	$—	$—
Small Cap Growth Fund	3,515	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund and Small Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	16.5%
Small Cap Value Fund	12.8

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	83

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	85

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$965.80	$6.29	1.29%
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	963.50	8.76	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	963.40	8.76	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Select Class
Actual	1,000.00	967.10	5.02	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Small Cap Core Fund
Select Class
Actual	1,000.00	1,060.50	4.04	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,043.20	6.54	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,040.70	9.06	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,040.90	9.06	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,041.90	$7.80	1.54%
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,046.00	4.01	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,044.80	5.02	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	967.40	6.10	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	965.00	8.53	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	964.30	8.52	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	966.20	7.31	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	969.40	3.66	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	969.30	4.15	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	968.20	4.88	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,034.90	6.26	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,031.70	9.32	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,031.60	9.32	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,033.80	7.51	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,036.70	4.54	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,037.00	4.29	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,036.30	5.00	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,045.70	$6.34	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,043.40	8.87	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,044.70	7.60	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,048.90	3.81	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,048.30	4.16	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,046.90	5.08	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	89

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including Small Cap Growth fund and Small Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Dynamic Small Cap Growth Fund	12.56%
Small Cap Core Fund	42.12
Small Cap Equity Fund	98.76
Small Cap Growth Fund	17.54
Small Cap Value Fund	100.00
U.S. Small Company Fund	60.15

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$30,590
Small Cap Core Fund	25,750
Small Cap Equity Fund	122,627
Small Cap Growth Fund	93,419
Small Cap Value Fund	23,752
U.S. Small Company Fund	2,938

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$2,272
Small Cap Core Fund	7,833
Small Cap Equity Fund	44,213
Small Cap Growth Fund	4,601
Small Cap Value Fund	14,967
U.S. Small Company Fund	4,145

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

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State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
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Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-SC-614

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2014

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (“S&P 500 Index”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Mid cap stocks mostly performed in line with large cap and small cap issues. Within the mid cap asset class, the health care and telecommunication services sectors were among the strongest performers, while the consumer discretionary and financials sectors were among the weakest performers. The S&P 500 Index returned 24.61% and the Russell 1000 Index returned 25.35% for the twelve month period. The Russell Midcap Index returned 26.85%, while the Russell Midcap Value Index returned 27.76% and the Russell Midcap Growth Index returned 26.04% for the twelve month period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	31.04%
Russell 3000 Growth Index	26.75%

Net Assets as of 6/30/2014 (In Thousands)	$3,565,207

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and financial service sectors was the leading contribution to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and its overweight position in the consumer discretionary sector detracted from relative performance, though in the latter case the impact was not as significant.

Leading individual contributors to relative performance included the Fund’s positions in Illumina Inc., Acuity Brands Inc. and its underweight position in IBM Corp. Shares of Illumina, a medical technology company, rose on better than expected sales and its dominant position in a large clinical diagnostics market. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction, as well as the company’s growth in energy efficient and digitized lighting. Shares of IBM, an information technology company, remained weak on continued deterioration in its hardware business and declining free cash flow generation, and the Fund’s lack of a position in the stock helped its relative performance.

Individual detractors from relative performance included Lululemon Athletica Inc., Aegerion Pharmaceuticals Inc. and its underweight position in Schlumberger Ltd. Shares of Lululemon, a maker of athletic apparel not held in the Benchmark, fell on the company’s reduced earnings forecast, and its continued struggle to regain lost sales momentum due to product missteps. Shares of Aegerion, a drug maker focused on treatments of lipid (cholesterol) disorders, traded lower after the company lowered its revenue forecast amid broad weakness in the biotechnology sector in 2014. Shares of Schlumberger, an oilfield services company, traded higher on the company’s better-than-expected forecast for long-term profit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class C	3.7%
2.	Gilead Sciences, Inc.	3.2
3.	Apple, Inc.	2.2
4.	Facebook, Inc., Class A	2.1
5.	MasterCard, Inc., Class A	2.0
6.	Acuity Brands, Inc.	1.9
7.	Amazon.com, Inc.	1.9
8.	Illumina, Inc.	1.7
9.	Priceline Group, Inc. (The)	1.7
10.	Affiliated Managers Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.1%
Consumer Discretionary	19.8
Health Care	17.4
Industrials	16.2
Financials	9.2
Energy	4.9
Materials	3.3
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		31.04%	20.60%	10.88%
With Sales Charge*		24.17	19.29	10.28
CLASS B SHARES	October 29, 1999
Without CDSC		30.40	20.01	10.35
With CDSC**		25.40	19.81	10.35
CLASS C SHARES	May 1, 2006
Without CDSC		30.37	19.98	10.26
With CDSC***		29.37	19.98	10.26
CLASS R5 SHARES	January 8, 2009	31.58	21.11	11.21
CLASS R6 SHARES	December 23, 2013	31.67	21.13	11.22
SELECT CLASS SHARES	May 1, 2006	31.25	20.85	11.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6

Shares prior to its inception date are based on the performance of Class R5 Shares from January 9, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.55%
Russell Midcap Index	26.85%

Net Assets as of 6/30/2014 (In Thousands)	$2,773,170

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the financials and health care sectors was the leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and energy sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Illumina Inc., Acuity Brands Inc. and Electronic Arts Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting. Shares of Electronic Arts, a maker of video games, gained from better-than-expected sales.

Leading individual detractors from relative performance included Lululemon Athletica Inc. and the Fund’s underweight positions in Forest Laboratories Inc. and Micron Technology Inc. Shares of Lululemon, a maker of athletic apparel not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum from product missteps. Shares of Micron Technology, a maker of semiconductor devices, gained from a jump in quarterly sales and strong profit growth. Shares of Forest Laboratories, a specialty pharmaceuticals company, rose on the company’s acquisition by Activis PLC.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.5%
2.	Carlisle Cos., Inc.	1.2
3.	Illumina, Inc.	1.2
4.	Humana, Inc.	1.2
5.	Mohawk Industries, Inc.	1.1
6.	Sherwin-Williams Co. (The)	1.1
7.	MSC Industrial Direct Co., Inc., Class A	1.0
8.	Fortune Brands Home & Security, Inc.	1.0
9.	Affiliated Managers Group, Inc.	1.0
10.	Alliance Data Systems Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.5%
Consumer Discretionary	19.4
Information Technology	15.4
Industrials	15.0
Health Care	9.1
Energy	5.5
Materials	4.8
Utilities	4.5
Consumer Staples	2.8
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		28.13%	21.22%	10.10%
With Sales Charge*		21.40	19.92	9.50
CLASS C SHARES	November 2, 2009
Without CDSC		27.51	20.66	9.84
With CDSC**		26.51	20.66	9.84
CLASS R2 SHARES	March 14, 2014	28.04	21.20	10.09
CLASS R5 SHARES	March 14, 2014	28.61	21.62	10.28
CLASS R6 SHARES	March 14, 2014	28.63	21.62	10.28
SELECT CLASS SHARES	January 1, 1997	28.55	21.61	10.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	34.18%
Russell Midcap Growth Index	26.04%

Net Assets as of 6/30/2014 (In Thousands)	$2,181,804

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities. Effective July 23, 2014, when shareholders of the Fund approved a change in the Fund’s investment objective, the Fund seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health care and financial services sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy sector and its underweight position in the utilities sector were the leading detractors from relative performance.

Leading individual contributors to relative performance included Illumina Inc., Delta Air Lines Inc. and Acuity Brands Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Delta Air Lines benefitted from improvement in the overall outlook for the airline industry, as well as strong capacity discipline and utilization. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

Leading individual detractors from relative performance included Lululemon Athletica Inc., Urban Outfitters Inc. and CommVault Systems Inc. Shares of Lululemon, an athletic apparel maker not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum from product missteps. Shares of Urban Outfitters, an apparel retailer, struggled amid a challenging environment for apparel retailers. Shares of CommVault, a software company not held in the Benchmark, fell on weak quarterly earnings and a tepid sales outlook.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Illumina, Inc.	2.4%
2.	Affiliated Managers Group, Inc.	2.0
3.	Alliance Data Systems Corp.	1.9
4.	Acuity Brands, Inc.	1.9
5.	Michael Kors Holdings Ltd., (Hong Kong)	1.8
6.	Electronic Arts, Inc.	1.8
7.	Applied Materials, Inc.	1.7
8.	CBRE Group, Inc., Class A	1.7
9.	Pall Corp.	1.6
10.	Concho Resources, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.9%
Information Technology	21.5
Industrials	20.6
Health Care	12.7
Financials	11.4
Energy	6.4
Materials	2.0
Consumer Staples	0.5
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		33.79%	21.32%	9.88%
With Sales Charge*		26.77	20.01	9.29
CLASS B SHARES	January 14, 1994
Without CDSC		33.13	20.69	9.36
With CDSC**		28.13	20.50	9.36
CLASS C SHARES	November 4, 1997
Without CDSC		33.18	20.70	9.25
With CDSC***		32.18	20.70	9.25
CLASS R2 SHARES	June 19, 2009	33.57	21.12	9.71
CLASS R5 SHARES	November 1, 2011	34.38	21.79	10.24
CLASS R6 SHARES	November 1, 2011	34.43	21.82	10.25
SELECT CLASS SHARES	March 2, 1989	34.18	21.69	10.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.88%
Russell Midcap Value Index	27.76%

Net Assets as of 6/30/2014 (In Thousands)	$15,645,585

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the information technology and consumer discretionary sectors was the leading detractor from performance relative to the Benchmark, while security selection and an underweight position in the financials sector, and security selection in the consumer staples sector, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Micron Technologies Inc. and Forest Laboratories Inc. and its position in Bed Bath & Beyond Inc. Shares of Micron Technologies, a semiconductor maker, rose on a 72% increase in quarterly sales. Shares of Forest Labs, a specialty pharmaceuticals company, gained from the company’s acquisition by Actavis PLC. The Fund’s lack of a position in both Micron Technologies and Forest Labs detracted from relative performance. Shares of Bed Bath & Beyond, an operator of retail chain stores, fell after the company issued a quarterly earnings forecast that was below analysts’ expectations.

Leading individual contributors to relative performance included the Fund’s positions in Ball Corp., Energen Corp. and Ameriprise Financial Inc. Shares of Ball Corp., a packaging supplier, rose after the company reaffirmed its outlook for earnings. Shares of Energen, a producer of oil and natural gas, gained from the continued strength of the domestic energy sector. Shares of Ameriprise, a diversified financial services company, rose after the company posted a 19% increase in quarterly profit and initiated a $2.5 billion share repurchase program.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund continued to have a large overweight position in consumer discretionary stocks. The Fund’s largest underweight position remained the financial sector due to the portfolio’s underweighting of real estate investment trusts (REITs), based on their valuations. However, the Fund’s portfolio managers have been slowly and selectively adding positions in certain REITs that they believe have niche business models.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.8%
2.	Loews Corp.	1.6
3.	Gap, Inc. (The)	1.6
4.	Ameriprise Financial, Inc.	1.6
5.	Kohl’s Corp.	1.5
6.	Fifth Third Bancorp	1.5
7.	Expedia, Inc.	1.5
8.	Ball Corp.	1.5
9.	Cigna Corp.	1.4
10.	Amphenol Corp., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Consumer Discretionary	16.4
Industrials	9.6
Information Technology	9.6
Utilities	9.1
Materials	7.7
Health Care	5.6
Consumer Staples	5.1
Energy	4.7
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		23.25%	21.50%	10.06%
With Sales Charge*		16.76	20.20	9.46
CLASS B SHARES	April 30, 2001
Without CDSC		22.67	20.90	9.60
With CDSC**		17.67	20.71	9.60
CLASS C SHARES	April 30, 2001
Without CDSC		22.63	20.88	9.49
With CDSC***		21.63	20.88	9.49
CLASS R2 SHARES	November 3, 2008	22.94	21.18	9.90
INSTITUTIONAL CLASS SHARES	November 13, 1997	23.88	22.11	10.60
SELECT CLASS SHARES	October 31, 2001	23.59	21.81	10.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 6/30/14 (In Thousands)	$451,002

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the 12 months ended June 30, 2014. The Fund’s security selection process produced positive returns in the information technology and industrials sectors and negative returns in the energy and consumer discretionary sectors.

Individual contributors to Fund returns included long positions in Pitney Bowes Inc., Pilgrim’s Pride Corp. and ITT Corp. Shares of Pitney Bowes, a maker of mail processing equipment, software and services, rose on the company’s good cash flow and expanding profit margins. Shares of Pilgrim’s Pride, a poultry processor, gained due to rising profits from increased chicken demand and lower input costs. Shares of ITT Corp., a diversified maker of industrial components and technology, strengthened after the company raised its estimates for revenue and earnings.

Individual detractors from Fund returns included short positions in SunEdison Inc., Concho Resources Inc. and Golar LNG Ltd. Shares of SunEdison, a maker of silicon wafers and solar energy products, gained from the continued expansion of its solar energy business. Shares of Concho Resources, an independent oil and natural gas producer, rose after the company lifted its production estimates. Shares of Golar LNG, an operator of liquefied natural gas carriers and storage units, gained from overall strength in the energy infrastructure segment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Hewlett-Packard Co.	1.1%
2.	Kroger Co. (The)	1.1
3.	WellPoint, Inc.	1.0
4.	RLJ Lodging Trust	1.0
5.	Lexmark International, Inc., Class A	1.0
6.	Lam Research Corp.	1.0
7.	Medtronic, Inc.	1.0
8.	UGI Corp.	1.0
9.	Pfizer, Inc.	1.0
10.	AES Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Integrys Energy Group, Inc.	1.3%
2.	Praxair, Inc.	1.2
3.	Cepheid, Inc.	1.2
4.	Avago Technologies Ltd.	1.2
5.	Madison Square Garden Co. (The), Class A	1.2
6.	Copart, Inc.	1.1
7.	NetSuite, Inc.	1.1
8.	National Instruments Corp.	1.1
9.	NCR Corp.	1.1
10.	McDermott International, Inc.	1.1

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Consumer Discretionary	15.6
Industrials	14.0
Health Care	10.6
Consumer Staples	7.3
Financials	5.2
Energy	5.1
Materials	5.0
Utilities	3.4
Telecommunication Services	1.5
Short-Term Investment	12.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.9%
Industrials	17.7
Consumer Discretionary	17.0
Health Care	11.2
Energy	8.7
Consumer Staples	8.7
Materials	5.3
Financials	5.2
Utilities	3.9
Telecommunication Services	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		1.23%	(0.59)%	0.71%
With Sales Charge*		(4.07)	(1.67)	0.16
CLASS B SHARES	May 23, 2003
Without CDSC		0.86	(1.27)	0.09
With CDSC**		(4.14)	(1.70)	0.09
CLASS C SHARES	May 23, 2003
Without CDSC		0.75	(1.27)	(0.01)
With CDSC***		(0.25)	(1.27)	(0.01)
SELECT CLASS SHARES	May 23, 2003	1.51	(0.35)	0.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Average from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	22.77%
Russell 3000 Value Index	23.71%

Net Assets as of 6/30/2014 (In Thousands)	$7,693,444

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the information technology and materials sectors was the leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bed Bath & Beyond Inc. and PetSmart Inc. and its underweight position in Apple Inc. Shares of Bed Bath & Beyond, an operator of retail chain stores, weakened after the company issued an earnings forecast that was below analysts’ expectations. Shares of PetSmart, a provider of pet foods and services, sank after the company’s forecast for earnings and sales was below analysts’ estimates. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products.

Leading individual contributors to relative performance included Hanesbrands Inc., Legg Mason Inc. and Walgreen Co. Shares of Hanesbrands, a maker of branded apparel, gained after the company reaffirmed its earnings and revenue forecasts. Shares of Legg Mason, a global asset management company, rose on earnings guidance above analysts’ estimates. Shares of Walgreen, a retail drug store chain, strengthened on the company’s forecast for revenue above analysts’ expectations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight continued to be the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight was the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.8%
2.	Wells Fargo & Co.	3.5
3.	Johnson & Johnson	2.3
4.	Pfizer, Inc.	2.1
5.	Loews Corp.	2.1
6.	Capital One Financial Corp.	1.8
7.	Merck & Co., Inc.	1.8
8.	Bank of America Corp.	1.5
9.	Kohl’s Corp.	1.5
10.	American International Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.6%
Consumer Discretionary	15.8
Energy	9.3
Health Care	8.8
Industrials	6.6
Information Technology	6.4
Utilities	5.7
Consumer Staples	4.4
Materials	3.1
Telecommunication Services	1.2
Short-Term Investment	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2005
Without Sales Charge		22.19%	21.29%	9.76%
With Sales Charge*		15.75	19.98	9.13
CLASS C SHARES	February 28, 2005
Without CDSC		21.58	20.69	9.22
With CDSC**		20.58	20.69	9.22
INSTITUTIONAL CLASS SHARES	February 28, 2005	22.77	21.90	10.25
SELECT CLASS SHARES	February 28, 2005	22.49	21.59	10.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 19.9%
	Auto Components — 1.1%
588	BorgWarner, Inc.	38,325

	Automobiles — 3.6%
1,079	General Motors Co.	39,150
725	Harley-Davidson, Inc.	50,627
153	Tesla Motors, Inc. (a)	36,729

		126,506

	Hotels, Restaurants & Leisure — 3.0%
1,505	Hilton Worldwide Holdings, Inc. (a)	35,057
437	Las Vegas Sands Corp.	33,339
505	Starbucks Corp.	39,092

		107,488

	Household Durables — 1.9%
278	Mohawk Industries, Inc. (a)	38,445
815	Toll Brothers, Inc. (a)	30,084

		68,529

	Internet & Catalog Retail — 4.5%
210	Amazon.com, Inc. (a)	68,171
75	Netflix, Inc. (a)	32,825
51	Priceline Group, Inc. (The) (a)	61,113

		162,109

	Specialty Retail — 3.2%
217	Advance Auto Parts, Inc.	29,318
575	Home Depot, Inc. (The)	46,576
534	Williams-Sonoma, Inc.	38,331

		114,225

	Textiles, Apparel & Luxury Goods — 2.6%
623	Lululemon Athletica, Inc., (Canada) (a)	25,211
591	Michael Kors Holdings Ltd., (Hong Kong) (a)	52,365
764	Vera Bradley, Inc. (a)	16,698

		94,274

	Total Consumer Discretionary	711,456

	Energy — 5.0%
	Energy Equipment & Services — 2.2%
227	Dril-Quip, Inc. (a)	24,743
457	Schlumberger Ltd.	53,856

		78,599

	Oil, Gas & Consumable Fuels — 2.8%
424	Antero Resources Corp. (a)	27,807
242	Concho Resources, Inc. (a)	34,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
443	Phillips 66	35,606

		98,368

	Total Energy	176,967

	Financials — 9.3%
	Banks — 1.9%
872	East West Bancorp, Inc.	30,515
304	Signature Bank (a)	38,333

		68,848

	Capital Markets — 4.3%
292	Affiliated Managers Group, Inc. (a)	59,956
607	Apollo Global Management LLC, Class A	16,839
858	Lazard Ltd., (Bermuda), Class A	44,233
1,024	TD Ameritrade Holding Corp.	32,109

		153,137

	Diversified Financial Services — 1.1%
446	Moody’s Corp.	39,079

	Insurance — 0.5%
446	AmTrust Financial Services, Inc.	18,661

	Real Estate Management & Development — 1.5%
1,595	CBRE Group, Inc., Class A (a)	51,114

	Total Financials	330,839

	Health Care — 17.6%
	Biotechnology — 8.9%
457	Aegerion Pharmaceuticals, Inc. (a)	14,655
206	Alexion Pharmaceuticals, Inc. (a)	32,172
169	Biogen Idec, Inc. (a)	53,319
590	Celgene Corp. (a)	50,669
1,377	Gilead Sciences, Inc. (a)	114,134
131	Regeneron Pharmaceuticals, Inc. (a)	36,947
178	Vertex Pharmaceuticals, Inc. (a)	16,891

		318,787

	Health Care Equipment & Supplies — 0.6%
1,286	Novadaq Technologies, Inc., (Canada) (a)	21,192

	Health Care Providers & Services — 2.5%
702	Acadia Healthcare Co., Inc. (a)	31,950
451	Premier, Inc., Class A (a)	13,082
533	UnitedHealth Group, Inc.	43,606

		88,638

	Health Care Technology — 0.6%
805	Veeva Systems, Inc., Class A (a)	20,495

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 3.5%
746	Agilent Technologies, Inc.	42,839
660	Fluidigm Corp. (a)	19,401
344	Illumina, Inc. (a)	61,328

		123,568

	Pharmaceuticals — 1.5%
1,349	Nektar Therapeutics (a)	17,297
298	Valeant Pharmaceuticals International, Inc. (a)	37,609

		54,906

	Total Health Care	627,586

	Industrials — 16.4%
	Aerospace & Defense — 1.1%
157	Precision Castparts Corp.	39,576

	Airlines — 1.2%
1,080	Delta Air Lines, Inc.	41,833

	Building Products — 1.5%
1,011	Fortune Brands Home & Security, Inc.	40,381
533	Trex Co., Inc. (a)	15,361

		55,742

	Electrical Equipment — 2.0%
507	Acuity Brands, Inc.	70,038

	Industrial Conglomerates — 1.2%
479	Carlisle Cos., Inc.	41,508

	Machinery — 3.1%
520	Flowserve Corp.	38,633
571	Pall Corp.	48,766
230	WABCO Holdings, Inc. (a)	24,547

		111,946

	Marine — 1.1%
337	Kirby Corp. (a)	39,429

	Road & Rail — 2.4%
259	Canadian Pacific Railway Ltd., (Canada)	46,825
593	Old Dominion Freight Line, Inc. (a)	37,791

		84,616

	Trading Companies & Distributors — 2.8%
1,508	HD Supply Holdings, Inc. (a)	42,812
556	Rush Enterprises, Inc., Class A (a)	19,280
359	Watsco, Inc.	36,860

		98,952

	Total Industrials	583,640

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 27.4%
	Communications Equipment — 1.6%
1,318	Ciena Corp. (a)	28,546
351	Palo Alto Networks, Inc. (a)	29,406

		57,952

	Electronic Equipment, Instruments & Components — 1.0%
367	Amphenol Corp., Class A	35,386

	Internet Software & Services — 8.3%
559	Dealertrack Technologies, Inc. (a)	25,336
1,123	Facebook, Inc., Class A (a)	75,580
234	Google, Inc., Class C (a)	134,615
310	OpenTable, Inc. (a)	32,137
580	Trulia, Inc. (a)	27,476

		295,144

	IT Services — 4.5%
170	Alliance Data Systems Corp. (a)	47,869
844	Cognizant Technology Solutions Corp., Class A (a)	41,280
959	MasterCard, Inc., Class A	70,443

		159,592

	Semiconductors & Semiconductor Equipment — 3.7%
1,830	Applied Materials, Inc.	41,266
553	Avago Technologies Ltd., (Singapore)	39,840
786	Lam Research Corp.	53,098

		134,204

	Software — 6.0%
571	Adobe Systems, Inc. (a)	41,346
417	CommVault Systems, Inc. (a)	20,479
1,559	Electronic Arts, Inc. (a)	55,936
510	FireEye, Inc. (a)	20,676
420	ServiceNow, Inc. (a)	26,042
404	Splunk, Inc. (a)	22,326
301	Workday, Inc., Class A (a)	27,057

		213,862

	Technology Hardware, Storage & Peripherals — 2.3%
873	Apple, Inc.	81,114

	Total Information Technology	977,254

	Materials — 3.3%
	Chemicals — 3.3%
325	Ecolab, Inc.	36,197
228	PPG Industries, Inc.	47,956

167	Sherwin-Williams Co. (The)	34,492

	Total Materials	118,645

	Total Common Stocks (Cost $2,556,819)	3,526,387

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
75,074	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $75,074)	75,074

	Total Investments — 101.0% (Cost $2,631,893)	3,601,461
	Liabilities in Excess of Other Assets — (1.0)%	(36,254)

	NET ASSETS — 100.0%	$3,565,207

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 19.4%
	Auto Components — 0.7%
300	BorgWarner, Inc.	19,551

	Automobiles — 1.4%
283	Harley-Davidson, Inc.	19,742
83	Tesla Motors, Inc. (a)	19,805

		39,547

	Hotels, Restaurants & Leisure — 2.8%
28	Chipotle Mexican Grill, Inc. (a)	16,709
577	Hilton Worldwide Holdings, Inc. (a)	13,435
167	Marriott International, Inc., Class A	10,726
338	Norwegian Cruise Line Holdings Ltd. (a)	10,730
63	Panera Bread Co., Class A (a)	9,379
64	Starwood Hotels & Resorts Worldwide, Inc.	5,210
50	Wynn Resorts Ltd.	10,316

		76,505

	Household Durables — 2.0%
233	Jarden Corp. (a)	13,832
220	Mohawk Industries, Inc. (a)	30,386
320	Toll Brothers, Inc. (a)	11,819

		56,037

	Internet & Catalog Retail — 1.9%
255	Expedia, Inc.	20,071
43	Netflix, Inc. (a)	18,946
111	TripAdvisor, Inc. (a)	12,061

		51,078

	Media — 1.4%
73	CBS Corp. (Non-Voting), Class B	4,527
330	Clear Channel Outdoor Holdings, Inc., Class A	2,700
220	DISH Network Corp., Class A (a)	14,331
396	Gannett Co., Inc.	12,391
238	Time, Inc. (a)	5,765

		39,714

	Multiline Retail — 1.6%
242	Big Lots, Inc. (a)	11,050
82	Family Dollar Stores, Inc.	5,454
397	Kohl’s Corp.	20,905
106	Nordstrom, Inc.	7,199

		44,608

	Specialty Retail — 5.1%
114	Advance Auto Parts, Inc.	15,381
24	AutoZone, Inc. (a)	12,935
168	Bed Bath & Beyond, Inc. (a)	9,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
276	Best Buy Co., Inc.	8,574
509	Gap, Inc. (The)	21,161
94	PetSmart, Inc.	5,640
142	Signet Jewelers Ltd., (Bermuda)	15,715
109	Tiffany & Co.	10,936
67	TJX Cos., Inc. (The)	3,537
124	Ulta Salon Cosmetics & Fragrance, Inc. (a)	11,344
319	Urban Outfitters, Inc. (a)	10,788
234	Williams-Sonoma, Inc.	16,766

		142,424

	Textiles, Apparel & Luxury Goods — 2.5%
241	Lululemon Athletica, Inc., (Canada) (a)	9,750
277	Michael Kors Holdings Ltd., (Hong Kong) (a)	24,574
72	PVH Corp.	8,416
134	Ralph Lauren Corp.	21,492
80	V.F. Corp.	5,049

		69,281

	Total Consumer Discretionary	538,745

	Consumer Staples — 2.8%
	Beverages — 0.8%
11	Brown-Forman Corp., Class B	1,035
55	Constellation Brands, Inc., Class A (a)	4,876
275	Dr. Pepper Snapple Group, Inc.	16,092

		22,003

	Food & Staples Retailing — 1.2%
354	Kroger Co. (The)	17,509
1,228	Rite Aid Corp. (a)	8,808
211	Sprouts Farmers Market, Inc. (a)	6,891

		33,208

	Food Products — 0.4%
103	Hershey Co. (The)	10,078

	Household Products — 0.4%
96	Energizer Holdings, Inc.	11,730

	Total Consumer Staples	77,019

	Energy — 5.5%
	Energy Equipment & Services — 0.5%
47	Dril-Quip, Inc. (a)	5,084
355	Frank’s International N.V., (Netherlands)	8,726

		13,810

	Oil, Gas & Consumable Fuels — 5.0%
161	Antero Resources Corp. (a)	10,560
329	Cabot Oil & Gas Corp.	11,242

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
150	Concho Resources, Inc. (a)	21,617
168	Energen Corp.	14,893
113	EQT Corp.	12,119
483	Laredo Petroleum Holdings, Inc. (a)	14,948
266	PBF Energy, Inc., Class A	7,089
273	Plains All American Pipeline LP	16,412
324	QEP Resources, Inc.	11,195
267	Southwestern Energy Co. (a)	12,149
121	Williams Cos., Inc. (The)	7,057

		139,281

	Total Energy	153,091

	Financials — 19.5%
	Banks — 3.9%
119	City National Corp.	8,987
349	East West Bancorp, Inc.	12,208
950	Fifth Third Bancorp	20,292
146	First Republic Bank	8,029
612	Huntington Bancshares, Inc.	5,839
136	M&T Bank Corp.	16,905
125	Signature Bank (a)	15,709
392	SunTrust Banks, Inc.	15,691
193	Zions Bancorporation	5,701

		109,361

	Capital Markets — 5.0%
131	Affiliated Managers Group, Inc. (a)	26,887
171	Ameriprise Financial, Inc.	20,474
326	Blackstone Group LP (The)	10,905
350	Invesco Ltd.	13,200
384	Lazard Ltd., (Bermuda), Class A	19,783
130	Legg Mason, Inc.	6,645
197	Northern Trust Corp.	12,649
173	T. Rowe Price Group, Inc.	14,567
400	TD Ameritrade Holding Corp.	12,534

		137,644

	Consumer Finance — 0.4%
444	Ally Financial, Inc. (a)	10,617

	Diversified Financial Services — 0.8%
239	Moody’s Corp.	20,933

	Insurance — 4.9%
20	Alleghany Corp. (a)	8,827
152	Aon plc, (United Kingdom)	13,649
125	Chubb Corp. (The)	11,479
359	Hartford Financial Services Group, Inc. (The)	12,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
505	Loews Corp.	22,232
485	Marsh & McLennan Cos., Inc.	25,124
396	Old Republic International Corp.	6,555
333	Unum Group	11,582
248	W.R. Berkley Corp.	11,497
387	XL Group plc, (Ireland)	12,662

		136,474

	Real Estate Investment Trusts (REITs) — 3.4%
208	American Campus Communities, Inc.	7,940
92	AvalonBay Communities, Inc.	13,150
269	Brixmor Property Group, Inc.	6,178
429	General Growth Properties, Inc.	10,098
586	Kimco Realty Corp.	13,473
238	Rayonier, Inc.	8,451
158	Regency Centers Corp.	8,785
145	Vornado Realty Trust	15,458
322	Weyerhaeuser Co.	10,671

		94,204

	Real Estate Management & Development — 1.0%
270	Brookfield Property Partners LP	5,627
707	CBRE Group, Inc., Class A (a)	22,649

		28,276

	Thrifts & Mortgage Finance — 0.1%
418	Hudson City Bancorp, Inc.	4,111

	Total Financials	541,620

	Health Care — 9.1%
	Biotechnology — 0.9%
56	Alexion Pharmaceuticals, Inc. (a)	8,781
162	Vertex Pharmaceuticals, Inc. (a)	15,291

		24,072

	Health Care Equipment & Supplies — 1.0%
271	CareFusion Corp. (a)	12,028
182	Sirona Dental Systems, Inc. (a)	14,966

		26,994

	Health Care Providers & Services — 4.3%
185	AmerisourceBergen Corp.	13,417
641	Brookdale Senior Living, Inc. (a)	21,387
211	Cigna Corp.	19,435
408	Envision Healthcare Holdings, Inc. (a)	14,666
70	Henry Schein, Inc. (a)	8,363
258	Humana, Inc.	32,984
291	Premier, Inc., Class A (a)	8,445

		118,697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 2.1%
293	Agilent Technologies, Inc.	16,825
410	Bruker Corp. (a)	9,939
186	Illumina, Inc. (a)	33,276

		60,040

	Pharmaceuticals — 0.8%
68	Jazz Pharmaceuticals plc (a)	9,938
96	Valeant Pharmaceuticals International, Inc. (a)	12,145

		22,083

	Total Health Care	251,886

	Industrials — 15.0%
	Airlines — 0.7%
528	Delta Air Lines, Inc.	20,452

	Building Products — 1.0%
678	Fortune Brands Home & Security, Inc.	27,077

	Commercial Services & Supplies — 0.5%
129	Stericycle, Inc. (a)	15,224

	Construction & Engineering — 0.3%
121	Fluor Corp.	9,282

	Electrical Equipment — 2.7%
193	Acuity Brands, Inc.	26,627
245	AMETEK, Inc.	12,812
191	Generac Holdings, Inc. (a)	9,304
93	Hubbell, Inc., Class B	11,504
178	Regal-Beloit Corp.	13,959

		74,206

	Industrial Conglomerates — 1.2%
384	Carlisle Cos., Inc.	33,279

	Machinery — 4.0%
133	Colfax Corp. (a)	9,884
233	Flowserve Corp.	17,309
201	IDEX Corp.	16,232
133	Middleby Corp. (The) (a)	10,960
257	Pall Corp.	21,912
238	Rexnord Corp. (a)	6,701
132	Snap-on, Inc.	15,661
127	WABCO Holdings, Inc. (a)	13,523

		112,182

	Marine — 0.7%
155	Kirby Corp. (a)	18,145

	Professional Services — 0.6%
218	Equifax, Inc.	15,805

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.2%
102	Canadian Pacific Railway Ltd., (Canada)	18,404
514	Hertz Global Holdings, Inc. (a)	14,407

		32,811

	Trading Companies & Distributors — 2.1%
601	HD Supply Holdings, Inc. (a)	17,071
303	MSC Industrial Direct Co., Inc., Class A	29,027
107	Watsco, Inc.	11,021

		57,119

	Total Industrials	415,582

	Information Technology — 15.4%
	Communications Equipment — 1.4%
320	Aruba Networks, Inc. (a)	5,612
525	Ciena Corp. (a)	11,361
378	CommScope Holding Co., Inc. (a)	8,748
148	Palo Alto Networks, Inc. (a)	12,376

		38,097

	Electronic Equipment, Instruments & Components — 2.1%
426	Amphenol Corp., Class A	41,011
313	Arrow Electronics, Inc. (a)	18,889

		59,900

	Internet Software & Services — 0.8%
81	CoStar Group, Inc. (a)	12,828
333	Pandora Media, Inc. (a)	9,832

		22,660

	IT Services — 2.1%
95	Alliance Data Systems Corp. (a)	26,719
316	Jack Henry & Associates, Inc.	18,772
143	Sabre Corp. (a)	2,857
304	VeriFone Systems, Inc. (a)	11,161

		59,509

	Semiconductors & Semiconductor Equipment — 4.4%
320	Analog Devices, Inc.	17,295
1,055	Applied Materials, Inc.	23,792
287	Avago Technologies Ltd., (Singapore)	20,706
177	KLA-Tencor Corp.	12,892
215	Lam Research Corp.	14,523
217	NXP Semiconductor N.V., (Netherlands) (a)	14,381
366	Xilinx, Inc.	17,333

		120,922

	Software — 4.2%
290	Autodesk, Inc. (a)	16,362
165	CommVault Systems, Inc. (a)	8,093

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
668	Electronic Arts, Inc. (a)	23,950
198	FireEye, Inc. (a)	8,021
197	Guidewire Software, Inc. (a)	7,998
185	ServiceNow, Inc. (a)	11,475
143	Splunk, Inc. (a)	7,890
371	Synopsys, Inc. (a)	14,387
91	Tableau Software, Inc., Class A (a)	6,484
120	Workday, Inc., Class A (a)	10,783

		115,443

	Technology Hardware, Storage & Peripherals — 0.4%
108	SanDisk Corp.	11,268

	Total Information Technology	427,799

	Materials — 4.8%
	Chemicals — 3.0%
161	Airgas, Inc.	17,585
236	Albemarle Corp.	16,893
79	Rayonier Advanced Materials, Inc. (a)	3,071
145	Sherwin-Williams Co. (The)	29,948
140	Sigma-Aldrich Corp.	14,251

		81,748

	Construction Materials — 0.2%
73	Eagle Materials, Inc.	6,835

	Containers & Packaging — 1.6%
319	Ball Corp.	19,993
118	Rock-Tenn Co., Class A	12,426
242	Silgan Holdings, Inc.	12,293

		44,712

	Total Materials	133,295

	Utilities — 4.5%
	Electric Utilities — 1.4%
201	Edison International	11,668
374	Westar Energy, Inc.	14,290
379	Xcel Energy, Inc.	12,219

		38,177

	Gas Utilities — 0.8%
119	National Fuel Gas Co.	9,342
532	Questar Corp.	13,183

		22,525

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.3%
496	CenterPoint Energy, Inc.	12,673
420	CMS Energy Corp.	13,075
287	NiSource, Inc.	11,282
168	Sempra Energy	17,542
194	Wisconsin Energy Corp.	9,091

		63,663

	Total Utilities	124,365

	Total Common Stocks (Cost $1,965,782)	2,663,402

Short-Term Investment — 4.0%
	Investment Company — 4.0%
110,730	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $110,730)	110,730

	Total Investments — 100.0% (Cost $2,076,512)	2,774,132
	Liabilities in Excess of Other Assets — 0.0% (g)	(962)

	NET ASSETS — 100.0%	$2,773,170

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 22.5%
	Auto Components — 1.4%
468	BorgWarner, Inc.	30,476

	Automobiles — 2.8%
441	Harley-Davidson, Inc.	30,776
129	Tesla Motors, Inc. (a)	30,872

		61,648

	Hotels, Restaurants & Leisure — 4.3%
44	Chipotle Mexican Grill, Inc. (a)	26,070
898	Hilton Worldwide Holdings, Inc. (a)	20,930
518	Norwegian Cruise Line Holdings Ltd. (a)	16,421
97	Panera Bread Co., Class A (a)	14,593
77	Wynn Resorts Ltd.	15,941

		93,955

	Household Durables — 2.0%
175	Mohawk Industries, Inc. (a)	24,140
499	Toll Brothers, Inc. (a)	18,410

		42,550

	Internet & Catalog Retail — 2.2%
67	Netflix, Inc. (a)	29,564
173	TripAdvisor, Inc. (a)	18,787

		48,351

	Multiline Retail — 0.8%
377	Big Lots, Inc. (a)	17,211

	Specialty Retail — 5.0%
178	Advance Auto Parts, Inc.	23,975
221	Signet Jewelers Ltd., (Bermuda)	24,485
193	Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,670
496	Urban Outfitters, Inc. (a)	16,801
364	Williams-Sonoma, Inc.	26,128

		109,059

	Textiles, Apparel & Luxury Goods — 4.0%
375	Lululemon Athletica, Inc., (Canada) (a)	15,176
432	Michael Kors Holdings Ltd., (Hong Kong) (a)	38,314
208	Ralph Lauren Corp.	33,496

		86,986

	Total Consumer Discretionary	490,236

	Consumer Staples — 0.5%
	Food & Staples Retailing — 0.5%
328	Sprouts Farmers Market, Inc. (a)	10,716

	Energy — 6.3%
	Energy Equipment & Services — 1.0%
73	Dril-Quip, Inc. (a)	7,953

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
552	Frank’s International N.V., (Netherlands)	13,579

		21,532

	Oil, Gas & Consumable Fuels — 5.3%
251	Antero Resources Corp. (a)	16,447
513	Cabot Oil & Gas Corp.	17,510
233	Concho Resources, Inc. (a)	33,712
752	Laredo Petroleum Holdings, Inc. (a)	23,291
426	Plains All American Pipeline LP	25,575

		116,535

	Total Energy	138,067

	Financials — 11.1%
	Banks — 2.1%
584	East West Bancorp, Inc.	20,423
199	Signature Bank (a)	25,148

		45,571

	Capital Markets — 5.0%
204	Affiliated Managers Group, Inc. (a)	41,922
494	Blackstone Group LP (The)	16,530
598	Lazard Ltd., (Bermuda), Class A	30,838
623	TD Ameritrade Holding Corp.	19,525

		108,815

	Diversified Financial Services — 1.5%
372	Moody’s Corp.	32,627

	Insurance — 0.9%
236	Aon plc, (United Kingdom)	21,261

	Real Estate Management & Development — 1.6%
1,102	CBRE Group, Inc., Class A (a)	35,311

	Total Financials	243,585

	Health Care — 12.5%
	Biotechnology — 1.7%
88	Alexion Pharmaceuticals, Inc. (a)	13,734
252	Vertex Pharmaceuticals, Inc. (a)	23,831

		37,565

	Health Care Equipment & Supplies — 1.1%
283	Sirona Dental Systems, Inc. (a)	23,320

	Health Care Providers & Services — 3.8%
626	Brookdale Senior Living, Inc. (a)	20,874
636	Envision Healthcare Holdings, Inc. (a)	22,853
210	Humana, Inc.	26,875
463	Premier, Inc., Class A (a)	13,421

		84,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 4.3%
457	Agilent Technologies, Inc.	26,224
638	Bruker Corp. (a)	15,472
291	Illumina, Inc. (a)	51,902

		93,598

	Pharmaceuticals — 1.6%
105	Jazz Pharmaceuticals plc (a)	15,480
150	Valeant Pharmaceuticals International, Inc. (a)	18,918

		34,398

	Total Health Care	272,904

	Industrials — 20.3%
	Airlines — 1.5%
826	Delta Air Lines, Inc.	31,990

	Building Products — 1.3%
705	Fortune Brands Home & Security, Inc.	28,143

	Commercial Services & Supplies — 1.1%
200	Stericycle, Inc. (a)	23,716

	Construction & Engineering — 0.7%
188	Fluor Corp.	14,450

	Electrical Equipment — 2.6%
300	Acuity Brands, Inc.	41,530
297	Generac Holdings, Inc. (a)	14,481

		56,011

	Industrial Conglomerates — 1.1%
283	Carlisle Cos., Inc.	24,513

	Machinery — 5.2%
207	Colfax Corp. (a)	15,460
363	Flowserve Corp.	26,974
206	Middleby Corp. (The) (a)	17,073
400	Pall Corp.	34,164
197	WABCO Holdings, Inc. (a)	21,076

		114,747

	Marine — 1.3%
241	Kirby Corp. (a)	28,278

	Road & Rail — 2.4%
158	Canadian Pacific Railway Ltd., (Canada)	28,692
863	Hertz Global Holdings, Inc. (a)	24,190

		52,882

	Trading Companies & Distributors — 3.1%
937	HD Supply Holdings, Inc. (a)	26,604
252	MSC Industrial Direct Co., Inc., Class A	24,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
167	Watsco, Inc.	17,161

		67,819

	Total Industrials	442,549

	Information Technology — 21.2%
	Communications Equipment — 2.1%
498	Aruba Networks, Inc. (a)	8,722
817	Ciena Corp. (a)	17,692
230	Palo Alto Networks, Inc. (a)	19,277

		45,691

	Electronic Equipment, Instruments & Components — 1.5%
341	Amphenol Corp., Class A	32,813

	Internet Software & Services — 1.6%
126	CoStar Group, Inc. (a)	19,961
519	Pandora Media, Inc. (a)	15,308

		35,269

	IT Services — 2.7%
148	Alliance Data Systems Corp. (a)	41,653
473	VeriFone Systems, Inc. (a)	17,383

		59,036

	Semiconductors & Semiconductor Equipment — 5.3%
1,645	Applied Materials, Inc.	37,095
448	Avago Technologies Ltd., (Singapore)	32,280
335	Lam Research Corp.	22,626
339	NXP Semiconductor N.V., (Netherlands) (a)	22,408

		114,409

	Software — 7.2%
452	Autodesk, Inc. (a)	25,495
256	CommVault Systems, Inc. (a)	12,592
1,044	Electronic Arts, Inc. (a)	37,463
308	FireEye, Inc. (a)	12,477
306	Guidewire Software, Inc. (a)	12,446
289	ServiceNow, Inc. (a)	17,875
222	Splunk, Inc. (a)	12,278
141	Tableau Software, Inc., Class A (a)	10,079
187	Workday, Inc., Class A (a)	16,786

		157,491

	Technology Hardware, Storage & Peripherals — 0.8%
168	SanDisk Corp.	17,555

	Total Information Technology	462,264

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 2.0%
	Chemicals — 1.5%
157	Sherwin-Williams Co. (The)	32,464

	Construction Materials — 0.5%
113	Eagle Materials, Inc.	10,626

	Total Materials	43,090

	Total Common Stocks (Cost $1,465,708)	2,103,411

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
41,925	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $41,925)	41,925

	Total Investments — 98.3% (Cost $1,507,633)	2,145,336
	Other Assets in Excess of Liabilities — 1.7%	36,468

	NET ASSETS — 100.0%	$2,181,804

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 16.5%
	Hotels, Restaurants & Leisure — 1.2%
1,877	Marriott International, Inc., Class A	120,345
737	Starwood Hotels & Resorts Worldwide, Inc.	59,524

		179,869

	Household Durables — 2.1%
2,727	Jarden Corp. (a)	161,831
1,224	Mohawk Industries, Inc. (a)	169,273

		331,104

	Internet & Catalog Retail — 1.5%
2,933	Expedia, Inc.	231,021

	Media — 2.9%
798	CBS Corp. (Non-Voting), Class B	49,561
3,624	Clear Channel Outdoor Holdings, Inc., Class A	29,643
2,515	DISH Network Corp., Class A (a)	163,655
4,841	Gannett Co., Inc.	151,582
2,725	Time, Inc. (a)	66,001

		460,442

	Multiline Retail — 2.4%
938	Family Dollar Stores, Inc.	62,039
4,513	Kohl’s Corp.	237,764
1,208	Nordstrom, Inc.	82,032

		381,835

	Specialty Retail — 5.4%
279	AutoZone, Inc. (a)	149,723
1,948	Bed Bath & Beyond, Inc. (a)	111,777
3,188	Best Buy Co., Inc.	98,874
5,961	Gap, Inc. (The)	247,816
1,072	PetSmart, Inc.	64,076
1,269	Tiffany & Co.	127,255
776	TJX Cos., Inc. (The)	41,254

		840,775

	Textiles, Apparel & Luxury Goods — 1.0%
832	PVH Corp.	97,018
945	V.F. Corp.	59,526

		156,544

	Total Consumer Discretionary	2,581,590

	Consumer Staples — 5.1%
	Beverages — 1.6%
108	Brown-Forman Corp., Class B	10,192
640	Constellation Brands, Inc., Class A (a)	56,402
3,105	Dr. Pepper Snapple Group, Inc.	181,862

		248,456

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.9%
3,999	Kroger Co. (The)	197,674
14,287	Rite Aid Corp. (a)	102,441

		300,115

	Food Products — 0.7%
1,188	Hershey Co. (The)	115,677

	Household Products — 0.9%
1,083	Energizer Holdings, Inc.	132,168

	Total Consumer Staples	796,416

	Energy — 4.7%
	Oil, Gas & Consumable Fuels — 4.7%
1,921	Energen Corp.	170,766
1,300	EQT Corp.	138,968
3,131	PBF Energy, Inc., Class A	83,429
3,733	QEP Resources, Inc.	128,773
3,057	Southwestern Energy Co. (a)	139,079
1,370	Williams Cos., Inc. (The)	79,767

	Total Energy	740,782

	Financials — 28.4%
	Banks — 6.0%
1,389	City National Corp.	105,220
10,893	Fifth Third Bancorp	232,566
1,621	First Republic Bank	89,160
6,723	Huntington Bancshares, Inc.	64,133
1,674	M&T Bank Corp.	207,655
4,424	SunTrust Banks, Inc.	177,224
2,346	Zions Bancorporation	69,135

		945,093

	Capital Markets — 5.0%
2,042	Ameriprise Financial, Inc.	244,980
3,935	Invesco Ltd.	148,558
1,505	Legg Mason, Inc.	77,205
2,255	Northern Trust Corp.	144,822
1,973	T. Rowe Price Group, Inc.	166,529

		782,094

	Consumer Finance — 0.8%
5,058	Ally Financial, Inc. (a)	120,946

	Insurance — 9.0%
231	Alleghany Corp. (a)	101,006
1,409	Chubb Corp. (The)	129,859
4,126	Hartford Financial Services Group, Inc. (The)	147,742
5,814	Loews Corp.	255,881
5,511	Marsh & McLennan Cos., Inc.	285,557

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — Continued
4,527	Old Republic International Corp.	74,870
3,743	Unum Group	130,095
2,778	W.R. Berkley Corp.	128,636
4,448	XL Group plc, (Ireland)	145,582

		1,399,228

	Real Estate Investment Trusts (REITs) — 6.8%
2,308	American Campus Communities, Inc.	88,255
1,054	AvalonBay Communities, Inc.	149,858
3,003	Brixmor Property Group, Inc.	68,917
4,968	General Growth Properties, Inc.	117,053
6,696	Kimco Realty Corp.	153,865
2,696	Rayonier, Inc.	95,855
1,757	Regency Centers Corp.	97,857
1,636	Vornado Realty Trust	174,579
3,712	Weyerhaeuser Co.	122,845

		1,069,084

	Real Estate Management & Development — 0.5%
3,759	Brookfield Property Partners LP	78,449

	Thrifts & Mortgage Finance — 0.3%
4,827	Hudson City Bancorp, Inc.	47,445

	Total Financials	4,442,339

	Health Care — 5.7%
	Health Care Equipment & Supplies — 0.9%
3,133	CareFusion Corp. (a)	138,948

	Health Care Providers & Services — 4.8%
2,159	AmerisourceBergen Corp.	156,885
2,722	Brookdale Senior Living, Inc. (a)	90,747
2,448	Cigna Corp.	225,120
785	Henry Schein, Inc. (a)	93,116
1,399	Humana, Inc.	178,682

		744,550

	Total Health Care	883,498

	Industrials — 9.7%
	Building Products — 0.7%
2,571	Fortune Brands Home & Security, Inc.	102,649

	Electrical Equipment — 2.8%
2,818	AMETEK, Inc.	147,310
1,076	Hubbell, Inc., Class B	132,530
2,008	Regal-Beloit Corp.	157,779

		437,619

	Industrial Conglomerates — 1.3%
2,292	Carlisle Cos., Inc.	198,558

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
2,297	IDEX Corp.	185,495
2,770	Rexnord Corp. (a)	77,980
1,487	Snap-on, Inc.	176,197

		439,672

	Professional Services — 1.1%
2,462	Equifax, Inc.	178,623

	Trading Companies & Distributors — 1.0%
1,630	MSC Industrial Direct Co., Inc., Class A	155,865

	Total Industrials	1,512,986

	Information Technology — 9.6%
	Communications Equipment — 0.6%
4,376	CommScope Holding Co., Inc. (a)	101,225

	Electronic Equipment, Instruments & Components — 2.8%
2,337	Amphenol Corp., Class A	225,110
3,633	Arrow Electronics, Inc. (a)	219,445

		444,555

	IT Services — 1.6%
3,574	Jack Henry & Associates, Inc.	212,429
1,647	Sabre Corp. (a)	33,018

		245,447

	Semiconductors & Semiconductor Equipment — 3.5%
3,665	Analog Devices, Inc.	198,153
2,081	KLA-Tencor Corp.	151,179
4,198	Xilinx, Inc.	198,595

		547,927

	Software — 1.1%
4,249	Synopsys, Inc. (a)	164,964

	Total Information Technology	1,504,118

	Materials — 7.7%
	Chemicals — 4.4%
1,871	Airgas, Inc.	203,800
2,671	Albemarle Corp.	190,996
899	Rayonier Advanced Materials, Inc. (a)	34,827
505	Sherwin-Williams Co. (The)	104,428
1,583	Sigma-Aldrich Corp.	160,634

		694,685

	Containers & Packaging — 3.3%
3,657	Ball Corp.	229,246
1,349	Rock-Tenn Co., Class A	142,488
2,719	Silgan Holdings, Inc.	138,195

		509,929

	Total Materials	1,204,614

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 9.1%
	Electric Utilities — 2.8%
2,314	Edison International	134,482
4,287	Westar Energy, Inc.	163,737
4,382	Xcel Energy, Inc.	141,225

		439,444

	Gas Utilities — 1.6%
1,339	National Fuel Gas Co.	104,864
6,095	Questar Corp.	151,153

		256,017

	Multi-Utilities — 4.7%
5,720	CenterPoint Energy, Inc.	146,078
4,842	CMS Energy Corp.	150,832
3,224	NiSource, Inc.	126,847
1,885	Sempra Energy	197,380
2,227	Wisconsin Energy Corp.	104,488

		725,625

	Total Utilities	1,421,086

	Total Common Stocks (Cost $9,770,830)	15,087,429

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
617,032	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $617,032)	617,032

	Total Investments — 100.4% (Cost $10,387,862)	15,704,461
	Liabilities in Excess of Other Assets — (0.4)%	(58,876)

	NET ASSETS — 100.0%	$15,645,585

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.5% (j)
Common Stocks — 87.3%
	Consumer Discretionary — 15.5%
	Diversified Consumer Services — 3.0%
78	Apollo Education Group, Inc. (a)	2,428
78	DeVry Education Group, Inc.	3,321
6	Graham Holdings Co., Class B	4,219
103	H&R Block, Inc.	3,445

		13,413

	Hotels, Restaurants & Leisure — 1.8%
32	Las Vegas Sands Corp.	2,409
72	MGM Resorts International (a)	1,913
47	Royal Caribbean Cruises Ltd.	2,591
116	Wendy’s Co. (The)	988

		7,901

	Household Durables — 1.7%
55	Jarden Corp. (a)	3,242
156	PulteGroup, Inc.	3,140
10	Whirlpool Corp.	1,456

		7,838

	Internet & Catalog Retail — 0.3%
18	Expedia, Inc.	1,414

	Media — 2.7%
31	Gannett Co., Inc.	959
95	Live Nation Entertainment, Inc. (a)	2,344
42	Markit Ltd., (United Kingdom) (a)	1,141
24	Omnicom Group, Inc.	1,688
8	Regal Entertainment Group, Class A	158
51	Starz, Series A (a)	1,529
48	Viacom, Inc., Class B	4,159

		11,978

	Multiline Retail — 1.4%
22	Dillard’s, Inc., Class A	2,573
67	Macy’s, Inc.	3,877

		6,450

	Specialty Retail — 3.4%
110	Best Buy Co., Inc.	3,410
75	GameStop Corp., Class A	3,043
151	Guess?, Inc.	4,074
52	Lowe’s Cos., Inc.	2,515
231	Staples, Inc.	2,502

		15,544

	Textiles, Apparel & Luxury Goods — 1.2%
26	Deckers Outdoor Corp. (a)	2,281

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
30	Hanesbrands, Inc.	2,971

		5,252

	Total Consumer Discretionary	69,790

	Consumer Staples — 7.3%
	Beverages — 0.9%
53	Molson Coors Brewing Co., Class B	3,939

	Food & Staples Retailing — 2.0%
95	Kroger Co. (The)	4,696
257	Rite Aid Corp. (a)	1,842
73	Safeway, Inc.	2,519

		9,057

	Food Products — 2.2%
90	Archer-Daniels-Midland Co.	3,972
149	Pilgrim’s Pride Corp. (a)	4,086
56	Tyson Foods, Inc., Class A	2,093

		10,151

	Household Products — 0.9%
33	Energizer Holdings, Inc.	3,966

	Personal Products — 0.8%
57	Herbalife Ltd.	3,658

	Tobacco — 0.5%
33	Altria Group, Inc.	1,394
12	Lorillard, Inc.	747

		2,141

	Total Consumer Staples	32,912

	Energy — 5.0%
	Energy Equipment & Services — 1.6%
21	Baker Hughes, Inc.	1,535
124	Patterson-UTI Energy, Inc.	4,346
43	Superior Energy Services, Inc.	1,568

		7,449

	Oil, Gas & Consumable Fuels — 3.4%
22	ConocoPhillips	1,922
94	Kosmos Energy Ltd., (Bermuda) (a)	1,053
9	Marathon Petroleum Corp.	693
34	Newfield Exploration Co. (a)	1,493
26	Phillips 66	2,117
48	Tesoro Corp.	2,820
50	Valero Energy Corp.	2,514
17	Whiting Petroleum Corp. (a)	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
25	World Fuel Services Corp.	1,250

		15,248

	Total Energy	22,697

	Financials — 5.2%
	Banks — 1.0%
37	East West Bancorp, Inc.	1,281
33	Fifth Third Bancorp	709
91	KeyCorp	1,300
123	Regions Financial Corp.	1,303

		4,593

	Capital Markets — 1.4%
6	Ameriprise Financial, Inc.	763
91	E*TRADE Financial Corp. (a)	1,944
65	Lazard Ltd., (Bermuda), Class A	3,359

		6,066

	Consumer Finance — 0.3%
25	Discover Financial Services	1,523

	Insurance — 0.9%
16	Aspen Insurance Holdings Ltd., (Bermuda)	717
10	Everest Re Group Ltd., (Bermuda)	1,542
19	Prudential Financial, Inc.	1,660

		3,919

	Real Estate Investment Trusts (REITs) — 1.6%
43	Brandywine Realty Trust	673
14	Highwoods Properties, Inc.	570
40	NorthStar Realty Finance Corp.	691
160	RLJ Lodging Trust	4,629
6	SL Green Realty Corp.	688

		7,251

	Total Financials	23,352

	Health Care — 10.6%
	Biotechnology — 2.2%
21	Amgen, Inc.	2,469
14	Gilead Sciences, Inc. (a)	1,133
40	United Therapeutics Corp. (a)	3,516
29	Vertex Pharmaceuticals, Inc. (a)	2,711

		9,829

	Health Care Equipment & Supplies — 2.6%
22	Align Technology, Inc. (a)	1,238
13	Becton, Dickinson and Co.	1,549
35	Boston Scientific Corp. (a)	444

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
70	Medtronic, Inc.	4,458
52	Stryker Corp.	4,344

		12,033

	Health Care Providers & Services — 4.7%
57	Cardinal Health, Inc.	3,875
32	Cigna Corp.	2,919
32	Health Net, Inc. (a)	1,309
23	McKesson Corp.	4,213
62	Omnicare, Inc.	4,111
43	WellPoint, Inc.	4,670

		21,097

	Pharmaceuticals — 1.1%
148	Pfizer, Inc.	4,405
3	Salix Pharmaceuticals Ltd. (a)	416

		4,821

	Total Health Care	47,780

	Industrials — 13.9%
	Aerospace & Defense — 2.0%
23	Boeing Co. (The)	2,911
36	Northrop Grumman Corp.	4,346
20	Raytheon Co.	1,829

		9,086

	Air Freight & Logistics — 0.1%
3	United Parcel Service, Inc., Class B	283

	Airlines — 0.8%
10	Alaska Air Group, Inc.	928
16	Delta Air Lines, Inc.	601
74	Southwest Airlines Co.	1,992

		3,521

	Building Products — 0.1%
11	Allegion plc, (Ireland)	640

	Commercial Services & Supplies — 1.9%
149	Pitney Bowes, Inc.	4,116
251	R.R. Donnelley & Sons Co.	4,260

		8,376

	Construction & Engineering — 1.5%
126	AECOM Technology Corp. (a)	4,062
19	Fluor Corp.	1,426
28	URS Corp.	1,277

		6,765

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Electrical Equipment — 0.9%
54	Regal-Beloit Corp.	4,268

	Machinery — 4.3%
88	Allison Transmission Holdings, Inc.	2,744
53	IDEX Corp.	4,279
35	ITT Corp.	1,683
49	Oshkosh Corp.	2,713
33	Parker Hannifin Corp.	4,196
37	SPX Corp.	3,955

		19,570

	Professional Services — 1.9%
39	Dun & Bradstreet Corp. (The)	4,295
49	Manpowergroup, Inc.	4,134

		8,429

	Road & Rail — 0.4%
30	Landstar System, Inc.	1,915

	Total Industrials	62,853

	Information Technology — 19.9%
	Communications Equipment — 2.2%
436	Brocade Communications Systems, Inc.	4,011
54	Harris Corp.	4,073
127	Polycom, Inc. (a)	1,589

		9,673

	Internet Software & Services — 0.8%
51	IAC/InterActiveCorp	3,544

	IT Services — 2.9%
8	Amdocs Ltd.	362
41	Computer Sciences Corp.	2,560
43	DST Systems, Inc.	3,947
29	Global Payments, Inc.	2,113
39	Leidos Holdings, Inc.	1,491
19	Syntel, Inc. (a)	1,653
24	VeriFone Systems, Inc. (a)	893

		13,019

	Semiconductors & Semiconductor Equipment — 2.0%
46	Broadcom Corp., Class A	1,714
16	KLA-Tencor Corp.	1,182
66	Lam Research Corp.	4,493
95	NVIDIA Corp.	1,765

		9,154

	Software — 7.5%
112	Activision Blizzard, Inc.	2,498

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
85	Aspen Technology, Inc. (a)	3,951
92	CA, Inc.	2,637
116	Electronic Arts, Inc. (a)	4,146
51	Intuit, Inc.	4,091
100	Microsoft Corp.	4,162
56	Oracle Corp.	2,274
106	PTC, Inc. (a)	4,122
158	Rovi Corp. (a)	3,781
93	Symantec Corp.	2,132

		33,794

	Technology Hardware, Storage & Peripherals — 4.5%
34	Apple, Inc.	3,188
140	Hewlett-Packard Co.	4,717
94	Lexmark International, Inc., Class A	4,510
108	NetApp, Inc.	3,953
45	Western Digital Corp.	4,125

		20,493

	Total Information Technology	89,677

	Materials — 5.0%
	Chemicals — 0.7%
56	Huntsman Corp.	1,567
24	Scotts Miracle-Gro Co. (The), Class A	1,363

		2,930

	Containers & Packaging — 2.1%
23	Ball Corp.	1,461
38	Owens-Illinois, Inc. (a)	1,301
9	Packaging Corp. of America	662
116	Sealed Air Corp.	3,979
43	Silgan Holdings, Inc.	2,169

		9,572

	Metals & Mining — 1.4%
18	Reliance Steel & Aluminum Co.	1,341
41	Steel Dynamics, Inc.	741
91	United States Steel Corp.	2,364
48	Worthington Industries, Inc.	2,066

		6,512

	Paper & Forest Products — 0.8%
79	Domtar Corp., (Canada)	3,404

	Total Materials	22,418

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.3%
120	AT&T, Inc.	4,226
256	Frontier Communications Corp.	1,495

		5,721

	Wireless Telecommunication Services — 0.2%
31	T-Mobile US, Inc. (a)	1,035

	Total Telecommunication Services	6,756

	Utilities — 3.4%
	Gas Utilities — 1.1%
14	AGL Resources, Inc.	763
87	UGI Corp.	4,415

		5,178

	Independent Power & Renewable Electricity Producers — 2.3%
282	AES Corp.	4,391
82	Calpine Corp. (a)	1,952
113	Dynegy, Inc. (a)	3,927

		10,270

	Total Utilities	15,448

	Total Common Stocks (Cost $320,559)	393,683

Short-Term Investment — 12.2%
	Investment Company— 12.2%
55,130	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $55,130)	55,130

	Total Investments — 99.5% (Cost $375,689)	448,813
	Other Assets in Excess of Liabilities — 0.5%	2,189

	NET ASSETS — 100.0%	$451,002

Short Positions — 86.3%
Common Stocks — 86.3%
	Consumer Discretionary — 14.7%
	Hotels, Restaurants & Leisure — 4.4%
99	Carnival Corp.	3,731
80	Darden Restaurants, Inc.	3,701
42	Marriott International, Inc., Class A	2,707
6	McDonald’s Corp.	639
117	Norwegian Cruise Line Holdings Ltd. (a)	3,720
10	Panera Bread Co., Class A (a)	1,528
32	SeaWorld Entertainment, Inc.	901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
38	Yum! Brands, Inc.	3,050

		19,977

	Household Durables — 0.4%
27	Tempur Sealy International, Inc. (a)	1,590

	Internet & Catalog Retail — 0.2%
134	Groupon, Inc. (a)	888

	Leisure Products — 0.2%
20	Mattel, Inc.	787

	Media — 3.4%
56	AMC Networks, Inc., Class A (a)	3,456
27	Charter Communications, Inc., Class A (a)	4,292
16	Lamar Advertising Co., Class A	839
73	Madison Square Garden Co. (The), Class A (a)	4,562
598	Sirius XM Holdings, Inc. (a)	2,071

		15,220

	Multiline Retail — 0.8%
57	Family Dollar Stores, Inc.	3,798

	Specialty Retail — 3.6%
347	American Eagle Outfitters, Inc.	3,888
51	Cabela’s, Inc. (a)	3,153
35	Signet Jewelers Ltd., (Bermuda)	3,914
54	Tractor Supply Co.	3,246
23	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,106

		16,307

	Textiles, Apparel & Luxury Goods — 1.7%
107	Kate Spade & Co. (a)	4,093
14	Lululemon Athletica, Inc., (Canada) (a)	555
25	PVH Corp.	2,912

		7,560

	Total Consumer Discretionary	66,127

	Consumer Staples — 7.5%
	Beverages — 0.9%
44	Brown-Forman Corp., Class B	4,156

	Food & Staples Retailing — 1.8%
116	Fresh Market, Inc. (The) (a)	3,867
64	United Natural Foods, Inc. (a)	4,173

		8,040

	Food Products — 2.9%
105	Darling Ingredients, Inc. (a)	2,204
191	Flowers Foods, Inc.	4,018
39	Hain Celestial Group, Inc. (The) (a)	3,472

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Food Products — continued
48	McCormick & Co., Inc. (Non-Voting)	3,428

		13,122

	Household Products — 0.9%
33	Clorox Co. (The)	3,007
13	Procter & Gamble Co. (The)	1,011

		4,018

	Personal Products — 1.0%
58	Estee Lauder Cos., Inc. (The), Class A	4,343

	Total Consumer Staples	33,679

	Energy — 7.5%
	Energy Equipment & Services — 2.3%
29	Dresser-Rand Group, Inc. (a)	1,824
539	McDermott International, Inc. (a)	4,361
53	Seadrill Ltd., (Bermuda)	2,134
40	Transocean Ltd., (Switzerland)	1,782

		10,101

	Oil, Gas & Consumable Fuels — 5.2%
29	Cabot Oil & Gas Corp.	987
28	Concho Resources, Inc. (a)	3,981
85	CONSOL Energy, Inc.	3,932
44	Diamondback Energy, Inc. (a)	3,929
26	Energen Corp.	2,298
70	Golar LNG Ltd., (Bermuda)	4,224
28	Gulfport Energy Corp. (a)	1,736
51	Kodiak Oil & Gas Corp. (a)	740
18	ONEOK, Inc.	1,193
14	Spectra Energy Corp.	590

		23,610

	Total Energy	33,711

	Financials — 4.5%
	Banks — 0.9%
10	M&T Bank Corp.	1,238
293	Valley National Bancorp	2,901

		4,139

	Capital Markets — 0.4%
21	T. Rowe Price Group, Inc.	1,740

	Consumer Finance — 0.5%
260	SLM Corp.	2,156

	Diversified Financial Services — 0.3%
22	CME Group, Inc.	1,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 1.3%
34	Cincinnati Financial Corp.	1,630
4	Markel Corp. (a)	2,639
141	MBIA, Inc. (a)	1,558

		5,827

	Real Estate Investment Trusts (REITs) — 0.6%
79	Annaly Capital Management, Inc.	909
22	Crown Castle International Corp.	1,625

		2,534

	Real Estate Management & Development — 0.1%
16	Realogy Holdings Corp. (a)	610

	Thrifts & Mortgage Finance — 0.4%
125	People’s United Financial, Inc.	1,893

	Total Financials	20,429

	Health Care — 9.7%
	Biotechnology — 1.6%
8	Biogen Idec, Inc. (a)	2,546
96	Cepheid, Inc. (a)	4,605

		7,151

	Health Care Equipment & Supplies — 1.4%
30	Cooper Cos., Inc. (The)	4,072
19	DENTSPLY International, Inc.	903
15	Sirona Dental Systems, Inc. (a)	1,206

		6,181

	Health Care Providers & Services — 3.4%
58	Brookdale Senior Living, Inc. (a)	1,918
73	Catamaran Corp. (a)	3,219
20	Patterson Cos., Inc.	798
79	Team Health Holdings, Inc. (a)	3,934
85	Tenet Healthcare Corp. (a)	3,972
17	Universal Health Services, Inc., Class B	1,671

		15,512

	Health Care Technology — 1.1%
149	Allscripts Healthcare Solutions, Inc. (a)	2,395
20	athenahealth, Inc. (a)	2,478

		4,873

	Pharmaceuticals — 2.2%
29	Eli Lilly & Co.	1,812
19	Hospira, Inc. (a)	995
19	Perrigo Co. plc, (Ireland)	2,809

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Pharmaceuticals — continued
131	Zoetis, Inc.	4,230

		9,846

	Total Health Care	43,563

	Industrials — 15.3%
	Aerospace & Defense — 2.3%
18	B/E Aerospace, Inc. (a)	1,691
36	Hexcel Corp. (a)	1,458
12	Precision Castparts Corp.	3,032
60	Triumph Group, Inc.	4,189

		10,370

	Airlines — 0.4%
26	Spirit Airlines, Inc. (a)	1,613

	Building Products — 1.3%
31	Armstrong World Industries, Inc. (a)	1,768
48	Fortune Brands Home & Security, Inc.	1,932
56	Owens Corning	2,183

		5,883

	Commercial Services & Supplies — 3.2%
123	Copart, Inc. (a)	4,428
78	Iron Mountain, Inc.	2,756
54	Republic Services, Inc.	2,066
9	Rollins, Inc.	258
18	Stericycle, Inc. (a)	2,093
59	Waste Connections, Inc.	2,854

		14,455

	Construction & Engineering — 0.9%
122	Quanta Services, Inc. (a)	4,226

	Electrical Equipment — 0.5%
33	SolarCity Corp. (a)	2,339

	Machinery — 1.6%
133	Harsco Corp.	3,532
25	PACCAR, Inc.	1,585
30	Timken Co.	2,059

		7,176

	Professional Services — 0.9%
70	Verisk Analytics, Inc., Class A (a)	4,225

	Road & Rail — 1.5%
31	Genesee & Wyoming, Inc., Class A (a)	3,258
13	Kansas City Southern	1,398
21	Ryder System, Inc.	1,880

		6,536

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.7%
83	Fastenal Co.	4,092
45	MSC Industrial Direct Co., Inc., Class A	4,297
15	W.W. Grainger, Inc.	3,820

		12,209

	Total Industrials	69,032

	Information Technology — 18.9%
	Communications Equipment — 1.5%
15	F5 Networks, Inc. (a)	1,640
81	JDS Uniphase Corp. (a)	1,006
70	ViaSat, Inc. (a)	4,070

		6,716

	Electronic Equipment, Instruments & Components — 2.6%
26	Arrow Electronics, Inc. (a)	1,597
27	IPG Photonics Corp. (a)	1,844
136	National Instruments Corp.	4,417
107	Trimble Navigation Ltd. (a)	3,954

		11,812

	Internet Software & Services — 2.8%
16	Equinix, Inc. (a)	3,377
23	LinkedIn Corp., Class A (a)	3,952
111	Rackspace Hosting, Inc. (a)	3,739
11	Zillow, Inc., Class A (a)	1,630

		12,698

	IT Services — 3.6%
52	Accenture plc, (Ireland), Class A	4,236
52	Automatic Data Processing, Inc.	4,147
43	CoreLogic, Inc. (a)	1,318
13	International Business Machines Corp.	2,366
105	Paychex, Inc.	4,356

		16,423

	Semiconductors & Semiconductor Equipment — 1.9%
63	Avago Technologies Ltd., (Singapore)	4,562
173	SunEdison, Inc. (a)	3,913

		8,475

	Software — 4.8%
65	CommVault Systems, Inc. (a)	3,203
18	Concur Technologies, Inc. (a)	1,675
77	Fortinet, Inc. (a)	1,936
51	NetSuite, Inc. (a)	4,417
46	salesforce.com, Inc. (a)	2,643
43	SolarWinds, Inc. (a)	1,648

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of future contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Software — continued
31	Ultimate Software Group, Inc. (The) (a)	4,232
590	Zynga, Inc., Class A (a)	1,893

		21,647

	Technology Hardware, Storage & Peripherals — 1.7%
126	NCR Corp. (a)	4,413
27	Stratasys Ltd. (a)	3,078

		7,491

	Total Information Technology	85,262

	Materials — 4.6%
	Chemicals — 2.5%
19	Air Products & Chemicals, Inc.	2,471
56	FMC Corp.	3,958
36	Praxair, Inc.	4,755

		11,184

	Construction Materials — 0.4%
17	Eagle Materials, Inc.	1,605

	Containers & Packaging — 0.5%
50	MeadWestvaco Corp.	2,203

	Metals & Mining — 1.2%
6	Allegheny Technologies, Inc.	253
47	Carpenter Technology Corp.	3,002
44	Newmont Mining Corp.	1,124
4	Nucor Corp.	197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
34	Southern Copper Corp.	1,030

		5,606

	Total Materials	20,598

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
180	Sprint Corp. (a)	1,532

	Utilities — 3.3%
	Electric Utilities — 0.7%
46	Southern Co. (The)	2,091
32	Xcel Energy, Inc.	1,042

		3,133

	Gas Utilities — 0.1%
13	ONE Gas, Inc.	508

	Multi-Utilities — 2.5%
49	Dominion Resources, Inc.	3,537
71	Integrys Energy Group, Inc.	5,016
74	NiSource, Inc.	2,905

		11,458

	Total Utilities	15,099

	Total Securities Sold Short (Proceeds $354,300)	$389,032

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(19)	E-mini S&P 500	09/19/14	$(1,855)	$(4)
(26)	S&P Mid Cap 400	09/19/14	(3,716)	(17)

				$(21)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.9%
	Consumer Discretionary — 15.8%
	Distributors — 0.3%
302	Genuine Parts Co.	26,498

	Hotels, Restaurants & Leisure — 1.2%
1,314	ClubCorp Holdings, Inc.	24,370
2,027	La Quinta Holdings, Inc. (a)	38,797
416	Marriott International, Inc., Class A	26,665

		89,832

	Household Durables — 0.5%
1,794	Brookfield Residential Properties, Inc., (Canada) (a)	37,230

	Internet & Catalog Retail — 1.3%
1,246	Expedia, Inc.	98,127

	Media — 4.7%
676	CBS Corp. (Non-Voting), Class B	41,982
429	DIRECTV (a)	36,435
1,583	DISH Network Corp., Class A (a)	103,009
1,107	Entercom Communications Corp., Class A (a)	11,876
1,293	Gannett Co., Inc.	40,487
873	Omnicom Group, Inc.	62,175
1,110	Time, Inc. (a)	26,874
1,126	Twenty-First Century Fox, Inc., Class B	38,526

		361,364

	Multiline Retail — 1.5%
2,162	Kohl’s Corp.	113,873

	Specialty Retail — 5.3%
126	AutoZone, Inc. (a)	67,630
1,487	Bed Bath & Beyond, Inc. (a)	85,301
2,642	Best Buy Co., Inc.	81,935
1,867	Gap, Inc. (The)	77,628
891	Home Depot, Inc. (The)	72,104
443	PetSmart, Inc.	26,482

		411,080

	Textiles, Apparel & Luxury Goods — 1.0%
547	Coach, Inc.	18,712
581	Hanesbrands, Inc.	57,204

		75,916

	Total Consumer Discretionary	1,213,920

	Consumer Staples — 4.4%
	Beverages — 0.9%
1,144	Dr. Pepper Snapple Group, Inc.	66,996

	Food & Staples Retailing — 1.1%
504	CVS Caremark Corp.	37,949

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
952	Kroger Co. (The)	47,052

		85,001

	Food Products — 1.1%
838	Post Holdings, Inc. (a)	42,663
506	TreeHouse Foods, Inc. (a)	40,554

		83,217

	Household Products — 1.3%
1,298	Procter & Gamble Co. (The)	101,986

	Total Consumer Staples	337,200

	Energy — 9.3%
	Oil, Gas & Consumable Fuels — 9.3%
1,165	CONSOL Energy, Inc.	53,676
1,264	Devon Energy Corp.	100,362
2,929	Exxon Mobil Corp.	294,841
2,261	Kinder Morgan, Inc.	81,995
1,283	PBF Energy, Inc., Class A	34,198
917	Phillips 66	73,786
1,191	Southwestern Energy Co. (a)	54,165
316	Teekay Corp., (Bermuda)	19,665

	Total Energy	712,688

	Financials — 31.6%
	Banks — 11.5%
7,713	Bank of America Corp.	118,555
2,037	Citigroup, Inc.	95,926
2,270	Fifth Third Bancorp	48,463
593	First Republic Bank	32,608
429	M&T Bank Corp.	53,199
1,154	National Bank Holdings Corp., Class A	23,006
828	PNC Financial Services Group, Inc. (The)	73,742
1,903	SunTrust Banks, Inc.	76,226
2,179	U.S. Bancorp	94,407
5,082	Wells Fargo & Co.	267,120

		883,252

	Capital Markets — 3.5%
413	Ameriprise Financial, Inc.	49,500
1,729	Legg Mason, Inc.	88,700
786	Northern Trust Corp.	50,451
979	T. Rowe Price Group, Inc.	82,657

		271,308

	Consumer Finance — 2.8%
3,087	Ally Financial, Inc. (a)	73,820
1,699	Capital One Financial Corp.	140,321

		214,141

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 9.4%
79	Alleghany Corp. (a)	34,718
617	Allied World Assurance Co. Holdings AG, (Switzerland)	23,451
2,063	American International Group, Inc.	112,609
2,018	Hartford Financial Services Group, Inc. (The)	72,275
3,602	Loews Corp.	158,513
1,033	Marsh & McLennan Cos., Inc.	53,514
1,253	Old Republic International Corp.	20,731
1,035	Prudential Financial, Inc.	91,904
780	Travelers Cos., Inc. (The)	73,328
1,471	Unum Group	51,132
588	W.R. Berkley Corp.	27,240

		719,415

	Real Estate Investment Trusts (REITs) — 3.5%
1,303	American Homes 4 Rent, Class A	23,134
1,237	American Residential Properties, Inc. (a)	23,185
1,517	Brixmor Property Group, Inc.	34,820
350	EastGroup Properties, Inc.	22,506
1,632	Excel Trust, Inc.	21,757
1,701	Kimco Realty Corp.	39,080
1,219	Rayonier, Inc.	43,343
1,882	Weyerhaeuser Co.	62,262

		270,087

	Real Estate Management & Development — 0.5%
957	Brookfield Asset Management, Inc., (Canada), Class A	42,105

	Thrifts & Mortgage Finance — 0.4%
3,146	Hudson City Bancorp, Inc.	30,923

	Total Financials	2,431,231

	Health Care — 8.8%
	Health Care Providers & Services — 2.2%
753	Aetna, Inc.	61,012
465	National Healthcare Corp.	26,190
959	UnitedHealth Group, Inc.	78,382

		165,584

	Pharmaceuticals — 6.6%
1,725	Johnson & Johnson	180,470
2,393	Merck & Co., Inc.	138,406
5,373	Pfizer, Inc.	159,462
265	Valeant Pharmaceuticals International, Inc. (a)	33,371

		511,709

	Total Health Care	677,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 6.6%
	Aerospace & Defense — 1.5%
589	Honeywell International, Inc.	54,766
513	United Technologies Corp.	59,180

		113,946

	Airlines — 1.0%
1,971	Delta Air Lines, Inc.	76,309

	Industrial Conglomerates — 0.9%
821	Carlisle Cos., Inc.	71,118

	Machinery — 1.8%
869	Dover Corp.	79,063
681	Illinois Tool Works, Inc.	59,663

		138,726

	Professional Services — 1.0%
1,011	Equifax, Inc.	73,316

	Road & Rail — 0.4%
331	Union Pacific Corp.	32,977

	Total Industrials	506,392

	Information Technology — 6.4%
	Communications Equipment — 1.9%
3,684	Cisco Systems, Inc.	91,555
730	QUALCOMM, Inc.	57,804

		149,359

	IT Services — 1.1%
209	International Business Machines Corp.	37,958
2,531	Western Union Co. (The)	43,879

		81,837

	Semiconductors & Semiconductor Equipment — 1.9%
808	Analog Devices, Inc.	43,688
770	KLA-Tencor Corp.	55,955
933	Texas Instruments, Inc.	44,569

		144,212

	Software — 0.7%
1,273	Microsoft Corp.	53,096

	Technology Hardware, Storage & Peripherals — 0.8%
1,860	Hewlett-Packard Co.	62,635

	Total Information Technology	491,139

	Materials — 3.1%
	Chemicals — 0.8%
586	Albemarle Corp.	41,928
406	Rayonier Advanced Materials, Inc. (a)	15,748

		57,676

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Construction Materials — 0.7%
432	Martin Marietta Materials, Inc.	57,106

	Containers & Packaging — 1.5%
928	Ball Corp.	58,192
536	Rock-Tenn Co., Class A	56,554

		114,746

	Paper & Forest Products — 0.1%
333	KapStone Paper & Packaging Corp. (a)	11,019

	Total Materials	240,547

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
1,919	Verizon Communications, Inc.	93,888

	Utilities — 5.7%
	Electric Utilities — 4.4%
1,002	American Electric Power Co., Inc.	55,859
862	Duke Energy Corp.	63,944
871	Edison International	50,628
733	NextEra Energy, Inc.	75,118
800	Northeast Utilities	37,816
1,797	Xcel Energy, Inc.	57,907

		341,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.3%
511	NiSource, Inc.	20,095
731	Sempra Energy	76,564

		96,659

	Total Utilities	437,931

	Total Common Stocks (Cost $5,813,116)	7,142,229

Short-Term Investment — 7.0%
	Investment Company — 7.0%
542,174	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $542,174)	542,174

	Total Investments — 99.9% (Cost $6,355,290)	7,684,403
	Other Assets in Excess of Liabilities — 0.1%	9,041

	NET ASSETS — 100.0%	$7,693,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of these securities are segregated for short sales.

(l)	— The rate shown is the current yield as of June 30, 2014
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$3,526,387		$2,663,402	$2,103,411
Investments in affiliates, at value	75,074		110,730	41,925

Total investment securities, at value	3,601,461		2,774,132	2,145,336
Cash	7		—	—
Receivables:
Investment securities sold	18,720		39,844	62,083
Fund shares sold	8,063		5,093	3,122
Dividends from non-affiliates	649		1,780	505
Dividends from affiliates	—	(a)	1	1
Other assets	90		230	—

Total Assets	3,628,990		2,821,080	2,211,047

LIABILITIES:
Payables:
Distributions	—		299	—
Investment securities purchased	59,188		43,520	25,725
Fund shares redeemed	1,564		1,830	1,145
Accrued liabilities:
Investment advisory fees	1,857		1,264	1,001
Administration fees	239		185	146
Shareholder servicing fees	375		250	355
Distribution fees	229		43	183
Custodian and accounting fees	57		55	43
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Other	274		462	645

Total Liabilities	63,783		47,910	29,243

Net Assets	$3,565,207		$2,773,170	$2,181,804

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$2,474,212	$1,992,251	$1,371,401
Accumulated undistributed (distributions in excess of) net investment income	(7,786)	(535)	(5,808)
Accumulated net realized gains (losses)	129,213	83,834	178,508
Net unrealized appreciation (depreciation)	969,568	697,620	637,703

Total Net Assets	$3,565,207	$2,773,170	$2,181,804

Net Assets:
Class A	$717,564	$156,016	$765,310
Class B	2,417	—	5,243
Class C	144,229	20,018	41,047
Class R2	—	688	1,852
Class R5	1,453,864	91	27,454
Class R6	271,958	823,036	86,150
Select Class	975,175	1,773,321	1,254,748

Total	$3,565,207	$2,773,170	$2,181,804

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	50,379	3,474	27,838
Class B	186	—	270
Class C	11,111	453	1,758
Class R2	—	16	63
Class R5	99,363	2	900
Class R6	18,581	18,229	2,818
Select Class	67,263	39,279	41,293

Net Asset Value (a):
Class A — Redemption price per share	$14.24	$44.91	$27.49
Class B — Offering price per share (b)	12.97	—	19.40
Class C — Offering price per share (b)	12.98	44.21	23.35
Class R2 — Offering and redemption price per share	—	44.87	29.54
Class R5 — Offering and redemption price per share	14.63	45.15	30.52
Class R6 — Offering and redemption price per share	14.64	45.15	30.57
Select Class — Offering and redemption price per share	14.50	45.15	30.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.03	$47.40	$29.01

Cost of investments in non-affiliates	$2,556,819	$1,965,782	$1,465,708
Cost of investments in affiliates	75,074	110,730	41,925

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

As OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,087,429	$393,683		$7,142,229
Investments in affiliates, at value	617,032	55,130		542,174

Total investment securities, at value	15,704,461	448,813		7,684,403
Cash	—	166		—
Deposits at broker for futures contracts	—	110		—
Deposits at broker for securities sold short	—	392,326		—
Receivables:
Investment securities sold	18,764	29,979		6,240
Fund shares sold	13,595	8		25,478
Dividends from non-affiliates	16,725	464		7,462
Dividends from affiliates	5	1		5
Other assets	—	—		256

Total Assets	15,753,550	871,867		7,723,844

LIABILITIES:
Payables:
Securities sold short, at value	—	389,032		—
Dividend expense to non-affiliates on securities sold short	—	358		—
Investment securities purchased	71,250	30,854		18,027
Interest expense to non-affiliates on securities sold short	—	48		—
Fund shares redeemed	22,457	28		5,877
Variation margin on futures contracts	—	—	(a)	—
Accrued liabilities:
Investment advisory fees	6,405	406		3,411
Administration fees	1,055	31		513
Shareholder servicing fees	1,386	—		937
Distribution fees	1,103	8		582
Custodian and accounting fees	277	27		99
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	3
Other	4,031	73		951

Total Liabilities	107,965	420,865		30,400

Net Assets	$15,645,585	$451,002		$7,693,444

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,579,754	$475,837	$6,143,113
Accumulated undistributed (distributions in excess of) net investment income	48,215	(2,110)	57,743
Accumulated net realized gains (losses)	701,017	(61,096)	163,475
Net unrealized appreciation (depreciation)	5,316,599	38,371	1,329,113

Total Net Assets	$15,645,585	$451,002	$7,693,444

Net Assets:
Class A	$3,404,974	$10,301	$1,701,250
Class B	10,619	209	—
Class C	608,283	8,602	402,880
Class R2	71,958	—	—
Institutional Class	8,581,992	—	3,042,506
Select Class	2,967,759	431,890	2,546,808

Total	$15,645,585	$451,002	$7,693,444

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	91,398	1,040	58,370
Class B	291	22	—
Class C	16,807	915	13,854
Class R2	1,991	—	—
Institutional Class	225,918	—	103,787
Select Class	78,913	42,791	87,020

Net Asset Value (a):
Class A — Redemption price per share	$37.25	$9.91	$29.15
Class B — Offering price per share (b)	36.46	9.39	—
Class C — Offering price per share (b)	36.19	9.40	29.08
Class R2 — Offering and redemption price per share	36.14	—	—
Institutional Class — Offering and redemption price per share	37.99	—	29.31
Select Class — Offering and redemption price per share	37.61	10.09	29.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.31	$10.46	$30.77

Cost of investments in non-affiliates	$9,770,830	$320,559	$5,813,116
Cost of investments in affiliates	617,032	55,130	542,174
Proceeds from securities sold short	—	354,300	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,453	$18,296		$13,753
Dividend income from affiliates	12	9		12

Total investment income	21,465	18,305		13,765

EXPENSES:
Investment advisory fees	18,780	10,335		12,321
Administration fees	2,412	1,326		1,583
Distribution fees:
Class A	1,230	189		1,708
Class B	18	—		48
Class C	690	104		230
Class R2	—	1		5
Shareholder servicing fees:
Class A	1,230	189		1,708
Class B	6	—		16
Class C	230	35		77
Class R2	—	—	(a)	2
Class R5	617	—	(a)	12
Select Class	2,569	3,213		2,717
Custodian and accounting fees	98	57		74
Interest expense to affiliates	— (a)	—	(a)	—
Professional fees	77	62		59
Trustees’ and Chief Compliance Officer’s fees	26	13		18
Printing and mailing costs	186	245		193
Registration and filing fees	323	190		125
Transfer agent fees	1,314	2,435		2,006
Other	139	46		38

Total expenses	29,945	18,440		22,940

Less amounts waived	(516)	(4,171)		(3,121)

Net expenses	29,429	14,269		19,819

Net investment income (loss)	(7,964)	4,036		(6,054)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	223,546	135,142		314,124

Distributions of realized capital gains received from investment company affiliates	3	1		— (a)

Change in net unrealized appreciation/depreciation of investments in non-affiliates	492,238	222,527		225,799

Net realized/unrealized gains (losses)	715,787	357,670		539,923

Change in net assets resulting from operations	$707,823	$361,706		$533,869

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$240,432	$5,734	$137,761
Dividend income from affiliates	80	11	66

Total investment income	240,512	5,745	137,827

EXPENSES:
Investment advisory fees	94,246	4,969	35,774
Administration fees	12,118	332	4,593
Distribution fees:
Class A	8,194	31	3,032
Class B	92	2	—
Class C	4,322	73	2,208
Class R2	328	—	—
Shareholder servicing fees:
Class A	8,194	31	3,032
Class B	31	1	—
Class C	1,441	24	736
Class R2	164	—	—
Institutional Class	7,690	—	2,183
Select Class	7,193	938	4,534
Custodian and accounting fees	485	56	170
Professional fees	202	69	88
Trustees’ and Chief Compliance Officer’s fees	137	4	49
Printing and mailing costs	1,072	3	374
Registration and filing fees	521	54	264
Transfer agent fees	17,284	66	4,339
Other	360	19	88
Dividend expense to non-affiliates on securities sold short	—	4,379	—
Interest expense to non-affiliates on securities sold short	—	735	—

Total expenses	164,074	11,786	61,464

Less amounts waived	(26,840)	(1,668)	(7,418)

Net expenses	137,234	10,118	54,046

Net investment income (loss)	103,278	(4,373)	83,781

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,068,473	73,670	278,242
Futures	—	(1,177)	—
Securities sold short	—	(62,756)	—

Net realized gain (loss)	1,068,473	9,737	278,242

Distributions of realized capital gains received from investment company affiliates	6	— (a)	5
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,889,585	13,088	747,106
Futures	—	(28)	—
Securities sold short	—	(13,196)	—

Change in net unrealized appreciation/depreciation	1,889,585	(136)	747,106

Net realized/unrealized gains (losses)	2,958,064	9,601	1,025,353

Change in net assets resulting from operations	$3,061,342	$5,228	$1,109,134

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,964)	$6,260	$4,036	$5,474
Net realized gain (loss)	223,546	56,467	135,142	64,936
Distributions of capital gains received from investment company affiliates	3	—	1	—
Change in net unrealized appreciation/depreciation	492,238	252,716	222,527	143,890

Change in net assets resulting from operations	707,823	315,443	361,706	214,300

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(188)	(29)	(31)
From net realized gains	(21,773)	(670)	(4,217)	(75)
Class B
From net realized gains	(123)	(8)	—	—
Class C
From net investment income	—	—	—	(1)
From net realized gains	(4,242)	(106)	(1,100)	(15)
Class R2 (a)
From net investment income	—	—	— (c)	—
Class R5 (a)
From net investment income	—	(2,904)	— (c)	—
From net realized gains	(54,106)	(1,960)	—	—
Class R6 (a) (b)
From net investment income	—	—	(913)	—
Select Class
From net investment income	—	(1,645)	(3,282)	(4,620)
From net realized gains	(49,152)	(2,119)	(90,616)	(6,960)

Total distributions to shareholders	(129,396)	(9,600)	(100,157)	(11,702)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	987,358	338,022	1,551,394	(63,705)

NET ASSETS:
Change in net assets	1,565,785	643,865	1,812,943	138,893
Beginning of period	1,999,422	1,355,557	960,227	821,334

End of period	$3,565,207	$1,999,422	$2,773,170	$960,227

Accumulated undistributed (distributions in excess of) net investment income	$(7,786)	$(353)	$(535)	$(214)

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,054)	$155	$103,278	$98,124
Net realized gain (loss)	314,124	146,094	1,068,473	465,647
Distributions of capital gains received from investment company affiliates	— (a)	—	6	—
Change in net unrealized appreciation/depreciation	225,799	169,741	1,889,585	1,779,184

Change in net assets resulting from operations	533,869	315,990	3,061,342	2,342,955

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(14,338)	(25,622)
From net realized gains	(69,231)	(25,563)	(135,361)	(19,155)
Class B
From net realized gains	(943)	(531)	(524)	(292)
Class C
From net investment income	—	—	(38)	(2,608)
From net realized gains	(3,392)	(1,148)	(24,588)	(3,426)
Class R2
From net investment income	—	—	(201)	(363)
From net realized gains	(58)	(11)	(2,784)	(258)
Class R5
From net realized gains	(2,276)	(664)	—	—
Class R6
From net realized gains	(5,408)	(826)	—	—
Institutional Class
From net investment income	—	—	(69,637)	(64,280)
From net realized gains	—	—	(318,626)	(34,137)
Select Class
From net investment income	—	—	(17,743)	(27,916)
From net realized gains	(99,863)	(36,115)	(112,976)	(17,242)

Total distributions to shareholders	(181,171)	(64,858)	(696,816)	(195,299)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	251,309	(100,151)	18,077	3,305,779

NET ASSETS:
Change in net assets	604,007	150,981	2,382,603	5,453,435
Beginning of period	1,577,797	1,426,816	13,262,982	7,809,547

End of period	$2,181,804	$1,577,797	$15,645,585	$13,262,982

Accumulated undistributed (distributions in excess of) net investment income	$(5,808)	$(1,822)	$48,215	$48,644

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,373)	$(4,302)	$83,781	$27,476
Net realized gain (loss)	9,737	21,526	278,242	52,298
Distributions of capital gains received from investment company affiliates	— (a)	—	5	—
Change in net unrealized appreciation/depreciation	(136)	(12,985)	747,106	438,061

Change in net assets resulting from operations	5,228	4,239	1,109,134	517,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6,931)	(4,504)
From net realized gains	—	—	(30,061)	(1,946)
Class C
From net investment income	—	—	(562)	(368)
From net realized gains	—	—	(7,282)	(536)
Institutional Class
From net investment income	—	—	(19,755)	(8,338)
From net realized gains	—	—	(54,303)	(2,763)
Select Class
From net investment income	—	—	(12,951)	(7,570)
From net realized gains	—	—	(42,336)	(2,914)

Total distributions to shareholders	—	—	(174,181)	(28,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	101,988	(174,093)	3,061,568	2,075,888

NET ASSETS:
Change in net assets	107,216	(169,854)	3,996,521	2,564,784
Beginning of period	343,786	513,640	3,696,923	1,132,139

End of period	$451,002	$343,786	$7,693,444	$3,696,923

Accumulated undistributed (distributions in excess of) net investment income	$(2,110)	$(2,483)	$57,743	$14,270

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$463,212	$118,895	$92,281	$17,130
Net assets acquired in Fund reorganization (See Note 8)	—	—	42,694	—
Distributions reinvested	21,355	834	4,242	106
Cost of shares redeemed	(135,058)	(80,737)	(16,208)	(5,274)

Change in net assets resulting from Class A capital transactions	$349,509	$38,992	$123,009	$11,962

Class B
Proceeds from shares issued	$342	$106	$—	$—
Distributions reinvested	118	7	—	—
Cost of shares redeemed	(599)	(752)	—	—

Change in net assets resulting from Class B capital transactions	$(139)	$(639)	$—	$—

Class C
Proceeds from shares issued	$101,473	$15,313	$11,105	$4,723
Net assets acquired in Fund reorganization (See Note 8)	—	—	1,648	—
Distributions reinvested	3,500	83	1,100	16
Cost of shares redeemed	(18,573)	(6,338)	(1,925)	(349)

Change in net assets resulting from Class C capital transactions	$86,400	$9,058	$11,928	$4,390

Class R2 (b)
Proceeds from shares issued	$—	$—	$51	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	632	—
Distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(28)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$655	$—

Class R5 (b)
Proceeds from shares issued	$540,555	$327,999	$1	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	87	—
Distributions reinvested	54,106	4,864	— (a)	—
Cost of shares redeemed	(225,926)	(97,306)	—	—

Change in net assets resulting from Class R5 capital transactions	$368,735	$235,557	$88	$—

Class R6 (b) (c)
Proceeds from shares issued	$276,436	$—	$108,850	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	676,262	—
Distributions reinvested	—	—	906	—
Cost of shares redeemed	(11,268)	—	(751)	—

Change in net assets resulting from Class R6 capital transactions	$265,168	$—	$785,267	$—

Select Class
Proceeds from shares issued	$429,743	$347,648	$490,477	$425,901
Net assets acquired in Fund reorganization (See Note 8)	—	—	390,167	—
Distributions reinvested	20,345	264	82,318	10,102
Cost of shares redeemed	(532,403)	(292,858)	(332,515)	(516,060)

Change in net assets resulting from Select Class capital transactions	$(82,315)	$55,054	$630,447	$(80,057)

Total change in net assets resulting from capital transactions	$987,358	$338,022	$1,551,394	$(63,705)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	34,641	11,374	2,197	475
Shares issued in connection with Fund reorganization (See Note 8)	—	—	995	—
Reinvested	1,645	85	107	3
Redeemed	(10,120)	(7,790)	(381)	(147)

Change in Class A Shares	26,166	3,669	2,918	331

Class B
Issued	28	10	—	—
Reinvested	10	1	—	—
Redeemed	(50)	(79)	—	—

Change in Class B Shares	(12)	(68)	—	—

Class C
Issued	8,282	1,585	269	132
Shares issued in connection with Fund reorganization (See Note 8)	—	—	39	—
Reinvested	295	9	28	1
Redeemed	(1,524)	(669)	(46)	(10)

Change in Class C Shares	7,053	925	290	123

Class R2 (b)
Issued	—	—	2	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	15	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(1)	—

Change in Class R2 Shares	—	—	16	—

Class R5 (b)
Issued	39,731	32,409	— (a)	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	2	—
Reinvested	4,065	481	— (a)	—
Redeemed	(15,945)	(9,664)	—	—

Change in Class R5 Shares	27,851	23,226	2	—

Class R6 (b) (c)
Issued	19,372	—	2,551	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	15,676	—
Reinvested	—	—	20	—
Redeemed	(791)	—	(18)	—

Change in Class R6 Shares	18,581	—	18,229	—

Select Class
Issued	31,913	31,902	11,736	12,148
Shares issued in connection with Fund reorganization (See Note 8)	—	—	9,044	—
Reinvested	1,541	26	2,060	297
Redeemed	(38,838)	(28,131)	(7,967)	(14,229)

Change in Select Class Shares	(5,384)	3,797	14,873	(1,784)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,470	$48,342	$455,863	$1,210,890
Distributions reinvested	65,053	23,844	139,350	42,247
Cost of shares redeemed	(127,370)	(115,922)	(880,766)	(610,574)

Change in net assets resulting from Class A capital transactions	$55,153	$(43,736)	$(285,553)	$642,563

Class B
Proceeds from shares issued	$60	$163	$98	$334
Distributions reinvested	905	512	502	267
Cost of shares redeemed	(3,553)	(4,906)	(7,405)	(49,930)

Change in net assets resulting from Class B capital transactions	$(2,588)	$(4,231)	$(6,805)	$(49,329)

Class C
Proceeds from shares issued	$14,903	$2,471	$27,504	$133,195
Distributions reinvested	2,860	948	19,472	4,745
Cost of shares redeemed	(5,376)	(5,306)	(66,037)	(66,664)

Change in net assets resulting from Class C capital transactions	$12,387	$(1,887)	$(19,061)	$71,276

Class R2
Proceeds from shares issued	$1,589	$122	$21,879	$45,141
Distributions reinvested	58	11	2,790	576
Cost of shares redeemed	(276)	(90)	(20,179)	(10,908)

Change in net assets resulting from Class R2 capital transactions	$1,371	$43	$4,490	$34,809

Class R5
Proceeds from shares issued	$11,177	$4,842	$—	$—
Distributions reinvested	2,276	664	—	—
Cost of shares redeemed	(8,354)	(5,382)	—	—

Change in net assets resulting from Class R5 capital transactions	$5,099	$124	$—	$—

Class R6
Proceeds from shares issued	$33,802	$32,440	$—	$—
Distributions reinvested	4,757	826	—	—
Cost of shares redeemed	(12,254)	(4,753)	—	—

Change in net assets resulting from Class R6 capital transactions	$26,305	$28,513	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,953,853	$2,982,640
Distributions reinvested	—	—	315,542	79,639
Cost of shares redeemed	—	—	(1,555,034)	(1,002,437)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$714,361	$2,059,842

Select Class
Proceeds from shares issued	$235,397	$131,018	$551,560	$1,124,563
Distributions reinvested	84,914	30,576	120,569	34,904
Cost of shares redeemed	(166,729)	(240,571)	(1,061,484)	(612,849)

Change in net assets resulting from Select Class capital transactions	$153,582	$(78,977)	$(389,355)	$546,618

Total change in net assets resulting from capital transactions	$251,309	$(100,151)	$18,077	$3,305,779

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	4,546	2,246	13,275	42,201
Reinvested	2,708	1,214	4,172	1,526
Redeemed	(4,940)	(5,508)	(25,729)	(21,054)

Change in Class A Shares	2,314	(2,048)	(8,282)	22,673

Class B
Issued	3	11	4	12
Reinvested	53	35	15	10
Redeemed	(193)	(313)	(223)	(1,796)

Change in Class B Shares	(137)	(267)	(204)	(1,774)

Class C
Issued	673	134	830	4,806
Reinvested	140	55	602	176
Redeemed	(244)	(292)	(1,968)	(2,386)

Change in Class C Shares	569	(103)	(536)	2,596

Class R2
Issued	58	5	654	1,617
Reinvested	2	1	86	22
Redeemed	(10)	(4)	(599)	(378)

Change in Class R2 Shares	50	2	141	1,261

Class R5
Issued	397	207	—	—
Reinvested	86	31	—	—
Redeemed	(293)	(229)	—	—

Change in Class R5 Shares	190	9	—	—

Class R6
Issued	1,187	1,389	—	—
Reinvested	179	39	—	—
Redeemed	(432)	(204)	—	—

Change in Class R6 Shares	934	1,224	—	—

Institutional Class
Issued	—	—	55,438	101,790
Reinvested	—	—	9,240	2,827
Redeemed	—	—	(44,220)	(34,195)

Change in Institutional Class Shares	—	—	20,458	70,422

Select Class
Issued	8,322	5,687	15,917	38,813
Reinvested	3,204	1,429	3,571	1,250
Redeemed	(5,903)	(10,555)	(30,426)	(20,799)

Change in Select Class Shares	5,623	(3,439)	(10,938)	19,264

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,563	$5,478	$931,606	$586,395
Distributions reinvested	—	—	34,685	6,154
Cost of shares redeemed	(6,487)	(11,203)	(255,314)	(121,764)

Change in net assets resulting from Class A capital transactions	$(3,924)	$(5,725)	$710,977	$470,785

Class B
Proceeds from shares issued	$3	$3	$—	$—
Cost of shares redeemed	(325)	(870)	—	—

Change in net assets resulting from Class B capital transactions	$(322)	$(867)	$—	$—

Class C
Proceeds from shares issued	$505	$751	$164,051	$82,479
Distributions reinvested	—	—	6,053	752
Cost of shares redeemed	(3,141)	(5,233)	(28,716)	(20,667)

Change in net assets resulting from Class C capital transactions	$(2,636)	$(4,482)	$141,388	$62,564

Institutional Class
Proceeds from shares issued	$—	$—	$1,480,427	$953,269
Distributions reinvested	—	—	69,075	10,007
Cost of shares redeemed	—	—	(330,856)	(69,891)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,218,646	$893,385

Select Class
Proceeds from shares issued	$114,928	$29,513	$1,276,857	$759,414
Distributions reinvested	—	—	49,543	7,729
Cost of shares redeemed	(6,058)	(192,532)	(335,843)	(117,989)

Change in net assets resulting from Select Class capital transactions	$108,870	$(163,019)	$990,557	$649,154

Total change in net assets resulting from capital transactions	$101,988	$(174,093)	$3,061,568	$2,075,888

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	262	567	34,698	26,590
Reinvested	—	—	1,320	287
Redeemed	(663)	(1,165)	(9,483)	(5,402)

Change in Class A Shares	(401)	(598)	26,535	21,475

Class B
Issued	1	— (a)	—	—
Redeemed	(36)	(94)	—	—

Change in Class B Shares	(35)	(94)	—	—

Class C
Issued	54	81	6,062	3,602
Reinvested	—	—	232	35
Redeemed	(338)	(568)	(1,062)	(938)

Change in Class C Shares	(284)	(487)	5,232	2,699

Institutional Class
Issued	—	—	54,588	42,258
Reinvested	—	—	2,610	466
Redeemed	—	—	(12,230)	(3,137)

Change in Institutional Class Shares	—	—	44,968	39,587

Select Class
Issued	11,408	3,039	47,271	34,123
Reinvested	—	—	1,877	360
Redeemed	(607)	(19,620)	(12,507)	(5,249)

Change in Select Class Shares	10,801	(16,581)	36,641	29,234

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2014	$11.43	$(0.07	)(f)	$3.52	$3.45	$—	$(0.64)	$(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—

Class B
Year Ended June 30, 2014	10.50	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—

Class C
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—

Class R5
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—

Class R6
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.24	30.69%	$717,564	1.24%	(0.51)%		1.31%	62%
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102

12.97	30.15	2,417	1.74	(0.99)		1.81	62
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102

12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102

14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102

14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2014	$38.10	$(0.04	)(f)	$10.25	$10.21	$(0.02)	$(3.38)	$(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009(i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009(i) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (j)	—	— (j)

Class R2
March 14, 2014(i) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.91	27.96%	$156,016	1.24%	(0.08)%		1.41%	47%
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

44.87	4.56	688	1.47	(0.41)		1.60	47

45.15	4.77	91	0.78	0.27		0.91	47

45.15	4.78	823,036	0.73	0.34		0.86	47

45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2014	$22.99	$(0.13	)(f)(g)	$7.42	$7.29	$(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—

Class B
Year Ended June 30, 2014	17.00	(0.18	)(f)(g)	5.37	5.19	(2.79)
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—

Class C
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—

Class R2
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—

Class R5
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.49	33.44%	$765,310	1.24%	(0.51	)%(g)	1.37%	69%
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82

19.40	32.81	5,243	1.72	(0.98	)(g)	1.87	69
17.00	22.99	6,923	1.73	(0.69	)(h)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(i)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82

23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82

29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82

30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2014	$31.68	$0.15	(d)(e)	$7.02	$7.17	$(0.15)	$(1.45)	$(1.60)
Year Ended June 30, 2013	25.80	0.19	(d)(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(d)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(d)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(d)	3.48	3.67	—	—	—

Class B
Year Ended June 30, 2014	31.05	(0.03	)(d)(e)	6.89	6.86	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(d)(f)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(d)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(d)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(d)	3.39	3.49	—	—	—

Class C
Year Ended June 30, 2014	30.84	(0.03	)(d)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(d)(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(d)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(d)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(d)	3.40	3.50	—	—	—

Class R2
Year Ended June 30, 2014	30.81	0.06	(d)(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(d)(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(d)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(d)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(d)	3.42	3.57	—	—	—

Institutional Class
Year Ended June 30, 2014	32.26	0.32	(d)(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(d)(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(d)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(d)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(d)	3.52	3.81	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	31.95	0.23	(d)(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(d)(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(d)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(d)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(d)	3.49	3.73	— (g)	—	— (g)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.25	23.25%	$3,404,974	1.23%	0.42	%(e)	1.37%	25%
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34

36.46	22.67	10,619	1.72	(0.08	)(e)	1.87	25
31.05	24.42	15,382	1.74	0.13	(f)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34

36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34

36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34

37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2014	$9.79	$(0.13	)(e)	$0.25	$0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)(f)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)

Class B
Year Ended June 30, 2014	9.31	(0.17	)(e)	0.25	0.08
Year Ended June 30, 2013	9.29	(0.17	)(e)(f)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)

Class C
Year Ended June 30, 2014	9.33	(0.17	)(e)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)

Select Class
Year Ended June 30, 2014	9.94	(0.11	)(e)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011 and 1.49% and 1.94% for 2010; for Class B are 1.99% and 2.41 for the year ended June 30, 2014, 2.16% and 2.38% for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Class C are 1.99% and 2.40 for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Select Class are 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011 and 1.24% and 1.69% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$9.91	1.23%	$10,301	2.78%	(1.36)%		3.20%	106%	227%
9.79	1.03	14,101	3.04	(1.13	)(f)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348

9.39	0.86	209	3.28	(1.88)		3.70	106	227
9.31	0.22	530	3.70	(1.82	)(f)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348

9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348

10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2014	$24.64	$0.34	(d)	$5.03	$5.37	$(0.16)	$(0.70)	$(0.86)
Year Ended June 30, 2013	19.96	0.22	(d)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(d)	3.17	3.40	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2014	24.61	0.20	(d)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(d)	3.17	3.32	(0.12)	—	(0.12)

Institutional Class
Year Ended June 30, 2014	24.74	0.48	(d)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(d)	3.18	3.49	(0.26)	—	(0.26)

Select Class
Year Ended June 30, 2014	24.72	0.42	(d)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(d)	3.19	3.46	(0.23)	—	(0.23)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.15	22.19%	$1,701,250	1.24%	1.26%	1.33%	36%
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45

29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45

29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45

29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014 to accommodate the business combination (See Note 8.).

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seeks growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Mid Cap Equity Fund acquired all of the assets and liabilities of JPMorgan Mid Cap Core Fund in a reorganization on March 14, 2014. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,601,461	$—	$—	$3,601,461

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,774,132	$—	$—	$2,774,132

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,145,336	$—	$—	$2,145,336

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,704,461	$—	$—	$15,704,461

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$448,813	$—	$—	$448,813

Total Liabilities for Securities Sold Short (a)	$(389,032)	$—	$—	$(389,032)

Depreciation in Other Financial Instruments
Futures Contracts	$(21)	$—	$—	$(21)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,684,403	$—	$—	$7,684,403

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$9,251	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	5,329
Ending Notional Balance Short	5,571

(a)	For the period August 1, 2013 through August 31, 2013.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$—	(a)	$531	$(531)
Mid Cap Equity Fund	693		(133)	(560)
Mid Cap Growth Fund	(3)		2,068	(2,065)
Mid Cap Value Fund	—		(1,750)	1,750
Multi-Cap Market Neutral Fund	(4,798)		4,746	52
Value Advantage Fund	—	(a)	(109)	109

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating losses, investments in real estate investment trusts, investments in partnerships and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$590	$—	(a)
Mid Cap Equity Fund	178	2
Mid Cap Growth Fund	74	1
Mid Cap Value Fund	44	6
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	462	4

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.80%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except Growth Advantage Fund Class R6 which is in place until at least December 31, 2014 and Mid Cap Equity Fund which is in place until at least October 31, 2016. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$6	$—	$351	$357
Mid Cap Equity Fund	950	572	2,546	4,068
Mid Cap Growth Fund	1,126	1,262	653	3,041
Mid Cap Value Fund	7,675	10,005	8,306	25,986
Multi-Cap Market Neutral Fund	332	271	994	1,597
Value Advantage Fund	1,147	3,315	2,183	6,645

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$17	$17
Mid Cap Growth Fund	3	—	3	6
Mid Cap Value Fund	1	—	15	16

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 was as follows (amounts in thousands):

Growth Advantage Fund	$142
Mid Cap Equity Fund	103
Mid Cap Growth Fund	74
Mid Cap Value Fund	838
Multi-Cap Market Neutral Fund	71
Value Advantage Fund	773

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,609,784	$1,746,940	$—	$—
Mid Cap Equity Fund	1,024,762	731,652	—	—
Mid Cap Growth Fund	1,302,822	1,282,372	—	—
Mid Cap Value Fund	3,518,573	4,310,752	—	—
Multi-Cap Market Neutral Fund	382,073	387,381	440,170	433,377
Value Advantage Fund	4,498,620	1,856,063	—	—

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$2,639,880	$1,015,816	$54,235	$961,581
Mid Cap Equity Fund	2,084,042	712,580	22,490	690,090
Mid Cap Growth Fund	1,510,459	667,233	32,356	634,877
Mid Cap Value Fund	10,410,147	5,306,583	12,269	5,294,314
Multi-Cap Market Neutral Fund	377,909	74,422	3,518	70,904
Value Advantage Fund	6,368,767	1,354,153	38,517	1,315,636

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Growth Advantage Fund	$41,088	$88,308	$129,396
Mid Cap Equity Fund	33,507	66,650	100,157
Mid Cap Growth Fund	1,961	179,210	181,171
Mid Cap Value Fund	235,213	461,603	696,816
Value Advantage Fund	93,947	80,234	174,181

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$3,788	$5,812	$9,600
Mid Cap Equity Fund	5,458	6,244	11,702
Mid Cap Growth Fund	—	64,858	64,858
Mid Cap Value Fund	120,789	74,510	195,299
Value Advantage Fund	20,780	8,159	28,939

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$34,819	$102,382	$—	$961,581
Mid Cap Equity Fund	24,678	66,846	—	690,090
Mid Cap Growth Fund	33,076	161,934	(13,557)	634,877
Mid Cap Value Fund	159,009	647,503	(34,731)	5,294,314
Multi-Cap Market Neutral Fund	—	—	(29,615)	24,646
Value Advantage Fund	115,342	119,378	—	1,315,636

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in partnerships, loss deferrals on unsettled short sales, late year ordinary loss deferrals and post-October capital loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Funds did not have post-enactment capital loss carryforwards.

As of June 30, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Growth Fund	$—	$—	$13,557	*	$13,557	*
Mid Cap Value Fund	—	—	34,731	*	34,731	*
Multi-Cap Market Neutral Fund	29,615	—	—		29,615

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2014 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforward Utilized
Mid Cap Growth Fund	$25,463
Mid Cap Value Fund	6,654
Multi-Cap Market Neutral Fund	9,584

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014 the following Funds deferred to July 1, 2014 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Growth Advantage Fund	$7,762	$—	$—
Multi-Cap Market Neutral Fund	2,074	17,757	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014. Average borrowings from the Facility for the year ended June 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$29,339	0.19%	2	$—	(a)
Mid Cap Equity Fund	11,650	0.20	3	—	(a)

(a)	Amount rounds to less than $1,000.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, as of June 30, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	39.6%
Mid Cap Equity Fund	—	28.1
Multi-Cap Market Neutral Fund	91.8%	—
Value Advantage Fund	—	16.9

Additionally, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2014, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82
Acquiring Fund

Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14
Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$7,170
Net realized/unrealized gains (losses)	555,924

Change in net assets resulting from operations	$563,094

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 14, 2014.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2014

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financal Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,046.30	$6.34	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,043.40	8.87	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,043.40	8.82	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R5
Actual*	1,000.00	1,048.00	4.37	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Class R6
Actual*	1,000.00	1,048.70	4.06	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,046.90	5.38	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,081.10	6.40	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,078.60	8.97	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R2
Actual**	$1,000.00	$1,045.60	$4.45	1.47%
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R5
Actual**	1,000.00	1,047.70	2.36	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R6
Actual**	1,000.00	1,047.80	2.21	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Select Class
Actual*	1,000.00	1,082.80	4.60	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,085.30	6.41	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,082.60	8.98	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,082.50	8.98	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,084.40	7.24	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class R5
Actual*	1,000.00	1,087.70	4.09	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,087.90	3.83	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,086.90	4.81	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,079.10	6.34	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,076.50	8.96	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,076.40	8.96	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,077.80	7.68	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual*	1,000.00	1,081.70	3.82	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,080.40	5.06	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$998.00	$13.87	2.80%
Hypothetical*	1,000.00	1,010.91	13.96	2.80
Class B
Actual*	1,000.00	995.80	16.63	3.36
Hypothetical*	1,000.00	1,008.13	16.73	3.36
Class C
Actual*	1,000.00	995.80	16.33	3.30
Hypothetical*	1,000.00	1,008.43	16.43	3.30
Select Class
Actual*	1,000.00	999.00	12.54	2.53
Hypothetical*	1,000.00	1,012.25	12.62	2.53

Value Advantage Fund
Class A
Actual*	1,000.00	1,077.20	6.33	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,074.30	8.90	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual*	1,000.00	1,079.60	3.76	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Select Class
Actual*	1,000.00	1,078.50	5.05	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMFMFG held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	248,045
Withheld	2,166

Dr. Matthew Goldstein
In Favor	247,867
Withheld	2,343

Robert J. Higgins
In Favor	193,893
Withheld	56,317

Frankie D. Hughes
In Favor	247,973
Withheld	2,237

Peter C. Marshall
In Favor	247,787
Withheld	2,423

Mary E. Martinez
In Favor	247,969
Withheld	2,241

Marilyn McCoy
In Favor	248,057
Withheld	2,153

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	248,056
Withheld	2,154

William G. Morton, Jr.
In Favor	247,904
Withheld	2,306

Robert A. Oden, Jr.
In Favor	247,855
Withheld	2,355

Marian U. Pardo
In Favor	248,110
Withheld	2,101

Frederick W. Ruebeck
In Favor	247,773
Withheld	2,437

James J. Schonbachler
In Favor	247,959
Withheld	2,251

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Mutual Fund Investment Trust

JPMMFIT held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	215,054
Withheld	617

Dr. Matthew Goldstein
In Favor	215,008
Withheld	662

Robert J. Higgins
In Favor	208,280
Withheld	7,391

Frankie D. Hughes
In Favor	215,086
Withheld	584

Peter C. Marshall
In Favor	215,045
Withheld	625

Mary E. Martinez
In Favor	215,037
Withheld	633

Marilyn McCoy
In Favor	215,057
Withheld	614

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	215,054
Withheld	616

William G. Morton, Jr.
In Favor	215,030
Withheld	640

Robert A. Oden, Jr.
In Favor	215,047
Withheld	623

Marian U. Pardo
In Favor	215,021
Withheld	649

Frederick W. Ruebeck
In Favor	215,049
Withheld	621

James J. Schonbachler
In Favor	215,049
Withheld	622

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	13,083
Against	326
Abstain	229
Broker Non Votes	15,311

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	39,826
Against	593
Abstain	529
Broker Non Votes	12,639

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Growth Advantage Fund	25.37%
Mid Cap Equity Fund	42.27
Mid Cap Growth Fund	33.89
Mid Cap Value Fund	81.33
Value Advantage Fund	58.86

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$88,308
Mid Cap Equity Fund	66,650
Mid Cap Growth Fund	179,210
Mid Cap Value Fund	461,603
Value Advantage Fund	80,234

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$21,512
Mid Cap Equity Fund	18,956
Mid Cap Growth Fund	1,961
Mid Cap Value Fund	235,213
Value Advantage Fund	93,947

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. June 2014.

AN-MC-614

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2014

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S.
Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S.
Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact,
U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy,
China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61%
and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of
2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging
European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of
the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s
December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and
Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past
12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued
support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014

The U.S. equity market performed strongly during the twelve months ended
June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500 Index”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Large cap stocks mostly
performed in line with mid cap and small cap issues during the reporting period. Within the large cap asset class, the energy and utilities sectors were among the strongest performers, while the telecommunication services and consumer staples sectors were among the weakest performers. The S&P 500 Index returned 24.61% and the Russell 1000 Index returned 25.35% for the twelve month period, while the Russell 1000 Growth Index returned 26.92% and the Russell 1000 Value Index returned
23.81% for the 12 month period.

2

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

26.33%

S&P 500 Index

24.61%

Net Assets as of 6/30/2014 (In Thousands)

$
4,277,986

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”).

WHAT WERE THE MAIN DRIVERS OF THE
FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the software & services sector and the pharmaceutical/medical technology sector was the leading contributor to performance relative to the Benchmark, while security selection in the media sector and the systems & network hardware sector was the leading detractor from relative performance.

Leading
individual contributors to relative performance included the Fund’s overweight positions in Alcoa Inc. and Schlumberger Ltd. and its underweight position in Pfizer Inc. Shares of Alcoa, a producer of aluminum and other alloy products, gained from the company’s improving profit margins and its efforts to shed low-margin operations and cut operating capacity. Shares of Schlumberger, an oilfield services company, rose as the company continued to generate solid margins, driven by technology sales, improving reliability and better asset utilization. Shares of Pfizer, a maker of drugs and consumer health products, slumped following the company’s failed takeover bid for AstraZeneca PLC.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Hewlett-Packard Co. and General
Motors Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in demand from emerging markets. Shares of Hewlett-Packard, a provider of computer hardware and software, weakened on a disappointing earnings forecast and uncertainty about the company’s restructuring program. Shares of automaker General Motors sank amid the company’s troubled, massive recall of autos with faulty ignition systems.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the
portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Johnson & Johnson

3.1
%

2.

Apple, Inc.

3.1

3.

Microsoft Corp.

2.8

4.

Wells Fargo & Co.

2.6

5.

Comcast Corp., Class A

2.5

6.

Exxon Mobil Corp.

2.3

7.

Lowe’s Cos., Inc.

2.0

8.

ACE Ltd., (Switzerland)

2.0

9.

Morgan Stanley

1.8

10.

Honeywell International, Inc.

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

19.1
%

Consumer Discretionary

16.4

Financials

15.1

Health Care

13.6

Energy

11.2

Industrials

8.9

Consumer Staples

7.1

Materials

3.9

Utilities

2.4

Telecommunication Services

1.7

Short-Term Investments

0.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 28, 2001

Without Sales Charge

25.86
%

19.23
%

8.00
%

With Sales Charge*

19.26

17.94

7.42

CLASS R6 SHARES

March 24, 2003

26.44

19.84

8.55

INSTITUTIONAL CLASS SHARES

January 3, 1997

26.33

19.73

8.44

SELECT CLASS SHARES

September 10, 2001

26.12

19.54

8.28

*

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2004 to June 30,
2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

26.77%

Russell 1000 Growth Index

26.92%

Net Assets as of 6/30/2014 (In Thousands)

$
282,765

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the
“Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the energy and producer durables sectors was the leading detractor from performance relative to the Benchmark, while security selection in the consumer discretionary and health care sectors was the leading contributor to relative performance.

Leading individual detractors from relative
performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Cabot Oil & Gas Corp. and Kansas City Southern Co. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Cabot Oil, an independent energy exploration and extraction company, fell amid concerns about a lack of pipeline capacity for the transport of natural gas production. Shares of Kansas City Southern, a freight rail operator, weakened on lower-than-expected carload volumes.

Leading individual
contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Alliance Data Systems Corp. and Priceline Group Inc. Shares of Gilead, a biopharmaceuticals company, rose on the prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Alliance Data, a provider of marketing services, rose on better-than-expected earnings. Shares of Priceline, an online travel service, benefitted from strong bookings growth.

HOW WAS THE FUND POSITIONED?

The
Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Google, Inc., Class A

6.2
%

2.

Gilead Sciences, Inc.

5.1

3.

MasterCard, Inc., Class A

4.9

4.

Priceline Group, Inc. (The)

4.7

5.

Facebook, Inc., Class A

4.4

6.

Kansas City Southern

4.3

7.

Alliance Data Systems Corp.

4.1

8.

Biogen Idec, Inc.

4.1

9.

Las Vegas Sands Corp.

4.0

10.

Schlumberger Ltd.

4.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

26.6
%

Consumer Discretionary

21.3

Health Care

15.3

Industrials

12.8

Financials

8.4

Energy

6.8

Materials

2.7

Consumer Staples

2.4

Short-Term Investment

3.7

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

SINCE INCEPTION

CLASS A SHARES

November 30, 2007

Without Sales Charge

26.45
%

19.30
%

7.37
%

With Sales Charge*

19.81

18.02

6.50

CLASS C SHARES

November 30, 2007

Without CDSC

25.77

18.69

6.83

With CDSC**

24.77

18.69

6.83

CLASS R5 SHARES

November 30, 2007

26.93

19.82

7.85

SELECT CLASS SHARES

November 30, 2007

26.77

19.59

7.64

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper
Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

25.75%

S&P 500 Index

24.61%

Net Assets as of 6/30/2014 (In Thousands)

$72,620

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT
WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the
“Benchmark”) for the 12 month period ended June 30, 2014. The Fund’s security selection in the consumer discretionary and health care sectors was a leading contributor to performance relative to the Benchmark, while security selection in the industrials and energy sectors detracted from relative performance.

Leading individual contributors to relative performance
included the Fund’s overweight positions in Priceline Group Inc., Gilead Sciences Inc. and Dish Network Corp. Shares of Priceline, an online travel service, benefited from strong bookings growth. Shares of Gilead, a biopharmaceuticals company, rose on prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Dish Network, a provide of satellite TV services not held in the Benchmark, traded higher on merger talks with AT&T Corp., an agreement to provide
Walt Disney Co. content to Dish subscribers and speculation that Verizon may seek to acquire Dish’s high-frequency spectrum.

Leading
detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Teradata Corp. and Loews Corp. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on better-than-expected earnings and revenue, driven by sales of iPhone products. Shares of Teradata Corp., a provider of data warehousing, analytics software and services, traded lower as the company experienced some execution issues, missed quarterly expectations and reduced its earnings forecast. Shares of Loews, a diversified holding company, fell on earnings weakness, largely attributable to challenges in its Diamond Offshore Drilling Inc. subsidiary.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweights versus the
Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Google, Inc., Class C

7.5
%

2.

Gilead Sciences, Inc.

6.0

3.

Kansas City Southern

4.4

4.

Wells Fargo & Co.

4.2

5.

Loews Corp.

4.1

6.

Priceline Group, Inc. (The)

3.8

7.

Kohl’s Corp.

3.7

8.

American International Group, Inc.

3.5

9.

Amazon.com, Inc.

3.4

10.

Johnson & Johnson

3.4

PORTFOLIO COMPOSITION BY SECTOR***

Financials

20.6
%

Consumer Discretionary

20.3

Information Technology

18.4

Health Care

14.8

Energy

9.5

Industrials

6.6

Consumer Staples

3.6

Utilities

2.0

Materials

1.8

Short-Term Investment

2.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

SINCE INCEPTION

CLASS A SHARES

July 29, 2011

Without Sales Charge

25.43
%

17.58
%

With Sales Charge*

18.86

15.43

CLASS C SHARES

July 29, 2011

Without CDSC

24.86

17.00

With CDSC**

23.86

17.00

SELECT CLASS SHARES

July 29, 2011

25.75

17.87

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth
Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of
the Fund and through July 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

21.94%

Russell 1000 Value Index

23.81%

Net Assets as of 6/30/2014 (In Thousands)

$
7,525,529

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends as well as to achieve capital appreciation by investing primarily in equity securities.
Effective July 23, 2014, when shareholders of the Fund approved a change in the Fund’s investment objective, the Fund seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
underperformed the Russell 1000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health care and consumer staples sectors was the leading detractor from performance relative to the Benchmark, while security selection in the financials and utilities sectors was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its positions in Philip Morris International Inc., Home Depot Inc. and CME
Group Inc. Shares of Philip Morris, a holding company that makes and sells tobacco outside the U.S., fell on declining volume of cigarette shipments and weak revenues. Shares of Home Depot, a retailer of home-improvement products not held in the
Benchmark, declined on weak quarterly sales. Shares of CME Group, a financial services company that operates the Chicago Mercantile Exchange, fell on overall weakness in the commodities sector.

Individual contributors to the Fund’s relative performance included its underweight position in Cisco Systems Inc., and Citicorp Inc. and its overweight position in ConocoPhillips. Shares of Cisco, a provider of networking products and services that was not held by the Fund, fell on weakness in orders from emerging markets. Shares of Citigroup, a financial services company, slumped amid unresolved regulatory issues that involved large potential penalties. Shares of ConocoPhillips, an energy exploration and production company, rose on better-than-expected earnings and revenue and an increase in production.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.6
%

2.

Johnson & Johnson

4.0

3.

ConocoPhillips

2.8

4.

Pfizer, Inc.

2.5

5.

Chevron Corp.

2.4

6.

Exxon Mobil Corp.

2.2

7.

Apple, Inc.

2.2

8.

PNC Financial Services Group, Inc. (The)

2.1

9.

Occidental Petroleum Corp.

2.1

10.

Merck & Co., Inc.

2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials

24.1
%

Health Care

12.6

Consumer Discretionary

11.9

Energy

11.3

Information Technology

10.6

Industrials

10.3

Consumer Staples

7.7

Utilities

6.8

Materials

2.1

Telecommunication Services

1.5

Short-Term Investment

1.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 18, 1992

Without Sales Charge

21.60
%

19.62
%

8.73
%

With Sales Charge*

15.26

18.34

8.15

CLASS B SHARES

January 14, 1994

Without CDSC

20.99

19.08

8.27

With CDSC**

15.99

18.88

8.27

CLASS C SHARES

November 4, 1997

Without CDSC

20.95

19.02

8.15

With CDSC***

19.95

19.02

8.15

CLASS R2 SHARES

February 28, 2011

21.27

19.38

8.57

CLASS R5 SHARES

February 28, 2011

22.06

20.10

9.11

CLASS R6 SHARES

January 31, 2012

22.14

20.11

9.11

SELECT CLASS SHARES

July 2, 1987

21.94

19.95

9.04

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5
Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for
Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6
Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in
Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds
Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the
waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert
to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

23.74%

S&P 500/Citigroup Value Index

21.98%

Net Assets as of 6/30/2014 (In Thousands)

$
463,868

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer discretionary and energy sectors contributed to performance relative to the Benchmark, while security selection in the industrials and materials sectors detracted from relative performance.

Individual
contributors to relative performance included the Fund’s positions in Marriott International Inc., Apple Inc. and Dish Network Corp. Shares of Marriott, a hotel and hospitality chain, gained from strength in occupancy rates and overall strength in the lodging sector. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Dish Network, a provide of satellite TV services not held in the Benchmark, traded higher on merger talks with AT&T Corp., an agreement to provide Walt Disney Co. content to Dish subscribers and speculation that Verizon may seek to acquire Dish’s high-frequency spectrum.

Leading individual detractors from the Fund’s relative performance included an overweight position in Coach Inc. and underweight positions in Walgreen
Co. and Intel Corp. Shares of Coach, a designer and retailer of handbags and other luxury accessories, traded lower on declines in sales, gross profit and per-share earnings. Shares of both Walgreen, a retail drugstore chain, and Intel, a semiconductor maker, rose during the reporting period and the Fund’s underweight position in both stocks detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers believed they had found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Exxon Mobil Corp.

3.4
%

2.

Johnson & Johnson

3.1

3.

Wells Fargo & Co.

3.0

4.

Chevron Corp.

3.0

5.

Occidental Petroleum Corp.

2.2

6.

Microsoft Corp.

2.1

7.

ConocoPhillips

2.1

8.

Apple, Inc.

2.0

9.

Goldman Sachs Group, Inc. (The)

1.9

10.

Hartford Financial Services Group, Inc. (The)

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

30.8
%

Energy

15.3

Consumer Discretionary

11.3

Health Care

11.1

Information Technology

9.9

Industrials

7.6

Consumer Staples

6.1

Utilities

4.1

Telecommunication Services

1.6

Materials

1.1

Short-Term Investment

1.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 23, 1987

Without Sales Charge

23.74
%

19.53
%

7.54
%

With Sales Charge*

17.26

18.25

6.96

CLASS B SHARES

November 4, 1993

Without CDSC

23.14

18.94

7.11

With CDSC**

18.14

18.74

7.11

CLASS C SHARES

January 2, 1998

Without CDSC

23.12

18.94

7.00

With CDSC***

22.12

18.94

7.00

SELECT CLASS SHARES

January 25, 1996

24.05

19.88

7.87

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds
Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S.

companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Hedged Equity Fund

FUND COMMENTARY

For the period December 13, 2013 (Fund Inception Date) through June 30, 2014
(Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

6.28%

S&P 500 Index

11.53%

Net Assets as of 6/30/2014 (In Thousands)

$5,035

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT
WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) returned 6.28% for the period from its inception on
December 13, 2013 to June 30, 2014, capturing approximately 54% of the S&P 500 Index (the “Benchmark”) return with approximately 67% of the Benchmark’s volatility. The Fund’s security selection in the consumer cyclical, telecommunications and media sectors detracted from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical, retail and software & services sectors made a positive contribution to relative performance. Additionally, record low volatility during the second quarter of 2014, and the cost of downside protection through the use of index options capped the Fund’s participation in the gains of the Benchmark. A low volatility environment decreases the probability that any given option security will be valuable enough to exercise.

Leading individual detractors from
relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., General Motors Corp. and Intercontinental Exchange Inc. Shares of drug maker Bristol-Myers came under pressure following disappointing clinical trial data for its lung cancer drug candidate. Shares of automaker General Motors fell amid ongoing problems with its troubled, massive recall of cars with faulty ignition systems. Shares of Intercontinental Exchange, an operator of exchanges and clearing houses for financial and commodities markets, traded lower amid concerns that European Union antitrust regulations may challenge the company’s vertically integrated business model.

Leading individual contributors to relative performance included the Fund’s overweight positions in Wells Fargo & Co. and Union Pacific Co. and its underweight position in Pfizer Inc. Shares of
Wells Fargo, a banking company, strengthened relative to its peers on expectations for higher levels of capital return. Shares of Union Pacific, a freight railroad, rose amid the company’s better-than-expected volume, particularly in grain and coal, and improvement in yield growth and margins. Shares of Pfizer, a maker of drugs and consumer health products, fell after the company’s failed takeover bid for AstraZeneca PLC.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options was intended to provide the Fund with a portion of the returns associated with equity market investments, while exposing investors to less risk than traditional long-only equity strategies. During the period, the Fund was overweight in the semiconductors sector and underweight in the systems & network hardware sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

3.2
%

2.

Johnson & Johnson

2.6

3.

Wells Fargo & Co.

2.4

4.

Microsoft Corp.

2.2

5.

Exxon Mobil Corp.

2.1

6.

Chevron Corp.

1.7

7.

Schlumberger Ltd.

1.5

8.

Verizon Communications, Inc.

1.5

9.

Procter & Gamble Co. (The)

1.5

10.

Bank of America Corp.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.5
%

Financials

15.2

Health Care

13.0

Consumer Discretionary

12.6

Industrials

11.0

Energy

10.1

Consumer Staples

9.4

Utilities

3.7

Materials

2.8

Telecommunication Services

1.6

Exchange Traded Fund

1.0

Options Purchased

1.0

Short-Term Investment

0.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

For the period December 13, 2013 (Fund Inception Date) through June 30, 2014
(Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

SINCE INCEPTION*

CLASS A SHARES

December 13, 2013

Without Sales Charge

6.18
%

With Sales Charge**

0.61

CLASS C SHARES

December 13, 2013

Without CDSC

5.87

With CDSC***

4.87

CLASS R5 SHARES

December 13, 2013

6.43

CLASS R6 SHARES

December 13, 2013

6.46

SELECT CLASS SHARES

December 13, 2013

6.28

*

Not annualized

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on
December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity
Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from December 13, 2013 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of
the Fund and through May 29, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED
JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

25.37%

Russell 1000 Growth Index

26.92%

Net Assets as of 6/30/2014 (In Thousands)

$
14,945,732

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Effective July 23, 2014, when shareholders of the Fund approved a change in the investment objective, the Fund seeks long-term capital appreciation.

WHAT WERE THE MAIN
DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the
“Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the energy and producer durables sectors was the leading detractor from performance relative to the Benchmark, while security selection in the health care sector and an underweight position in the consumer staples sector were leading contributors to relative performance.

Leading
individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in LinkedIn Corp. and Cabot Oil & Gas Corp. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of LinkedIn, an online social network for professionals, fell after the company offered a weaker-than-expected outlook for earnings and revenue. Shares of Cabot Oil, an independent energy exploration and extraction company, fell amid concerns about a lack of pipeline capacity for the transport of natural gas production.

Leading individual contributors to relative performance included the Fund’s overweight positions in Facebook Inc. and Gilead Sciences Inc. and its underweight position in IBM Corp. Shares of Facebook, a social media company, gained in response to the company’s effective monetization efforts. Shares of Gilead, a biopharmaceuticals company, rose on prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of IBM, an information technology infrastructure and services company, fell after the company reported weaker-than expected revenue.

HOW WAS THE FUND
POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in

an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Facebook, Inc., Class A

3.8
%

2.

Gilead Sciences, Inc.

3.8

3.

MasterCard, Inc., Class A

3.3

4.

Priceline Group, Inc. (The)

3.1

5.

Home Depot, Inc. (The)

3.1

6.

Google, Inc., Class C

2.9

7.

Celgene Corp.

2.7

8.

Google, Inc., Class A

2.6

9.

Comcast Corp., Class A

2.4

10.

Visa, Inc., Class A

2.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

27.9
%

Consumer Discretionary

24.2

Health Care

18.9

Industrials

10.0

Materials

6.8

Energy

4.4

Financials

3.9

Consumer Staples

3.5

Short-Term Investment

0.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 22, 1994

Without Sales Charge

25.15
%

19.51
%

8.24
%

With Sales Charge*

18.58

18.23

7.66

CLASS B SHARES

January 14, 1994

Without CDSC

24.51

18.76

7.76

With CDSC**

19.51

18.56

7.76

CLASS C SHARES

January 4, 1997

Without CDSC

24.53

18.74

7.66

With CDSC***

23.53

18.74

7.66

CLASS R2 SHARES

November 3, 2008

24.83

19.21

7.96

CLASS R5 SHARES

April 14, 2009

25.62

19.98

8.59

CLASS R6 SHARES

November 30, 2010

25.67

20.03

8.61

SELECT CLASS SHARES

February 28, 1992

25.37

19.73

8.48

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class
R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class
R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class
Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been

adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED
JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

24.62%

Russell 1000 Value Index

23.81%

Net Assets as of 6/30/2014 (In Thousands)

$
824,447

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer staples and health care sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy and information technology sectors was the leading detractor from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Alcoa Inc. and Royal Caribbean Cruises Ltd.
and its underweight position in Pfizer Inc. Shares of Alcoa, a producer of aluminum and other alloy products, gained from the company’s improving profit margins and its efforts to shed low-margin operations and cut operating capacity. Shares of
Royal Caribbean, a cruise ship operator, rose after the company increased its earnings forecast. The Fund’s underweight position in Pfizer, a maker of drugs and consumer health products, contributed to relative performance as the stock came under pressure following the company’s failed takeover bid for AstraZeneca PLC.

Individual detractors from relative performance included the
Fund’s overweight positions in Citigroup Inc., General Motors Corp. and Cisco Systems Inc. Shares of Citigroup, a financial services company, slumped amid unresolved regulatory issues that involved large potential penalties. Shares of automaker
General Motors weakened on the company’s troubled, massive recall of cars with faulty ignition systems. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Johnson & Johnson

4.5
%

2.

Chevron Corp.

4.3

3.

Bank of America Corp.

4.2

4.

Wells Fargo & Co.

3.8

5.

General Motors Co.

3.3

6.

MetLife, Inc.

3.2

7.

Citigroup, Inc.

3.1

8.

Exxon Mobil Corp.

2.7

9.

UnitedHealth Group, Inc.

2.7

10.

Fluor Corp.

2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials

27.4
%

Health Care

15.3

Energy

14.6

Industrials

12.3

Consumer Discretionary

12.0

Information Technology

8.4

Materials

4.1

Consumer Staples

2.6

Utilities

2.1

Telecommunication Services

1.0

Short-Term Investment

0.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

February 18, 1992

Without Sales Charge

24.46
%

17.47
%

7.12
%

With Sales Charge*

17.89

16.21

6.55

CLASS B SHARES

January 14, 1994

Without CDSC

23.81

16.87

6.66

With CDSC**

18.81

16.66

6.66

CLASS C SHARES

March 22, 1999

Without CDSC

23.78

16.87

6.55

With CDSC***

22.78

16.87

6.55

CLASS R2 SHARES

November 3, 2008

23.98

17.17

6.82

CLASS R5 SHARES

May 15, 2006

24.81

17.91

7.52

CLASS R6 SHARES

November 30, 2010

24.89

17.95

7.54

SELECT CLASS SHARES

March 1, 1991

24.62

17.67

7.34

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class
R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class
R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select
Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has

been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

26.51%

S&P 500 Index

24.61%

Net Assets as of 6/30/2014 (In Thousands)

$
10,779,644

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
outperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection and overweight position in the semiconductors sector and security selection in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the systems & network hardware sector and security selection in the financial services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd.
and Schlumberger Ltd., and its underweight position in IBM Corp. Shares of Avago, a provider of analog semiconductor devices, rose amid better-than-expected earnings and revenue, particularly in the wireless and wired infrastructure segments, as well as robust overall gross margins. Shares of Schlumberger, an oilfield services company, rose as the company continued to generate solid margins, driven by technology sales, improving reliability and better asset utilization. Shares of IBM, a diversified information technology (IT) company, slumped on weaker than expected hardware revenue and service booking.

Individual detractors from
relative performance included the Fund’s overweight positions in General Motors Corp., Cisco Systems Inc. and Broadcom Corp. Shares of automaker General Motors sank amid the company’s troubled, massive recall of autos with faulty ignition systems. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Broadcom, a maker of communications semiconductors, declined on weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The
Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund was overweight, relative to the Benchmark, in the semiconductors sector and the media sector. The
Fund was underweight, compared with the Benchmark, in the consumer stable sector and the industrial cyclical sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Johnson & Johnson

3.6
%

2.

Apple, Inc.

3.0

3.

Wells Fargo & Co.

2.6

4.

Schlumberger Ltd.

2.3

5.

Time Warner, Inc.

2.3

6.

Exxon Mobil Corp.

2.1

7.

Microsoft Corp.

1.9

8.

Google, Inc., Class C

1.9

9.

Comcast Corp., Class A

1.9

10.

UnitedHealth Group, Inc.

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

19.5
%

Financials

15.2

Consumer Discretionary

15.0

Health Care

14.5

Industrials

10.6

Energy

10.3

Consumer Staples

6.2

Materials

3.8

Utilities

2.1

Telecommunication Services

1.5

Short-Term Investment

1.3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

September 10, 2001

Without Sales Charge

26.10
%

18.47
%

8.66
%

With Sales Charge*

19.46

17.19

8.08

CLASS B SHARES

September 10, 2001

Without CDSC

25.45

17.87

8.21

With CDSC**

20.45

17.66

8.21

CLASS C SHARES

September 10, 2001

Without CDSC

25.40

17.86

8.10

With CDSC***

24.40

17.86

8.10

CLASS R2 SHARES

November 3, 2008

25.80

18.17

8.51

CLASS R5 SHARES

May 15, 2006

26.55

18.91

9.13

CLASS R6 SHARES

November 30, 2010

26.67

18.98

9.16

INSTITUTIONAL CLASS SHARES

September 17, 1993

26.51

18.90

9.09

SELECT CLASS SHARES

September 10, 2001

26.31

18.69

8.92

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to
their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class
Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15,
2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index
and the Lipper Large-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect
the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert
to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2014

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE
30, 2014

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 99.3%

Consumer Discretionary — 16.4%

Auto Components — 1.2%

73

Lear Corp.

6,547

505

TRW Automotive Holdings Corp. (a)

45,172

51,719

Automobiles — 1.3%

625

Ford Motor Co.

10,768

1,297

General Motors Co.

47,089

57,857

Hotels, Restaurants & Leisure — 1.3%

979

Royal Caribbean Cruises Ltd.

54,410

Household Durables — 0.7%

62

Harman International Industries, Inc.

6,682

14

NVR, Inc. (a)

16,454

445

PulteGroup, Inc.

8,965

32,101

Internet & Catalog Retail — 0.5%

72

Amazon.com, Inc. (a)

23,222

Media — 6.5%

801

CBS Corp. (Non-Voting), Class B

49,780

1,981

Comcast Corp., Class A

106,340

101

Time Warner Cable, Inc.

14,936

888

Time Warner, Inc.

62,360

111

Time, Inc. (a)

2,688

489

Walt Disney Co. (The)

41,935

278,039

Multiline Retail — 0.5%

352

Macy’s, Inc.

20,446

Specialty Retail — 3.9%

836

Home Depot, Inc. (The)

67,658

1,798

Lowe’s Cos., Inc.

86,301

215

TJX Cos., Inc. (The)

11,411

165,370

Textiles, Apparel & Luxury Goods — 0.5%

317

V.F. Corp.

19,980

Total Consumer Discretionary

703,144

Consumer Staples — 7.1%

Beverages — 2.7%

724

Coca-Cola Enterprises, Inc.

34,607

325

Constellation Brands, Inc., Class A (a)

28,607

820

Dr. Pepper Snapple Group, Inc.

48,053

68

PepsiCo, Inc.

6,084

117,351

SHARES

SECURITY DESCRIPTION

VALUE($)

Food & Staples Retailing — 0.5%

280

CVS Caremark Corp.

21,081

Food Products — 2.3%

1,040

Archer-Daniels-Midland Co.

45,857

44

Kellogg Co.

2,884

1,299

Mondelez International, Inc., Class A

48,856

97,597

Household Products — 1.0%

540

Procter & Gamble Co. (The)

42,468

Tobacco — 0.6%

298

Philip Morris International, Inc.

25,163

Total Consumer Staples

303,660

Energy — 11.2%

Energy Equipment & Services — 2.8%

254

Cameron International Corp. (a)

17,199

369

Ensco plc, (United Kingdom), Class A

20,505

127

Halliburton Co.

8,997

54

National Oilwell Varco, Inc.

4,455

158

Rowan Cos. plc, Class A

5,029

550

Schlumberger Ltd.

64,825

121,010

Oil, Gas & Consumable Fuels — 8.4%

141

Anadarko Petroleum Corp.

15,457

517

Chevron Corp.

67,497

353

ConocoPhillips

30,263

82

EOG Resources, Inc.

9,524

236

EQT Corp.

25,196

972

Exxon Mobil Corp.

97,890

139

Hess Corp.

13,716

1,789

Marathon Oil Corp.

71,405

44

Marathon Petroleum Corp.

3,412

52

Occidental Petroleum Corp.

5,378

99

Phillips 66

7,979

255

QEP Resources, Inc.

8,797

356,514

Total Energy

477,524

Financials — 15.1%

Banks — 6.1%

3,920

Bank of America Corp.

60,253

1,073

Citigroup, Inc.

50,546

159

East West Bancorp, Inc.

5,563

348

PNC Financial Services Group, Inc. (The)

30,972

2,149

Wells Fargo & Co.

112,954

260,288

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2014

J.P. MORGAN LARGE CAP FUNDS

21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Capital Markets — 3.3%

1,365

Charles Schwab Corp. (The)

36,770

72

Goldman Sachs Group, Inc. (The)

12,022

419

Invesco Ltd.

15,808

2,415

Morgan Stanley

78,090

142,690

Consumer Finance — 0.2%

109

Capital One Financial Corp.

8,962

Diversified Financial Services — 0.5%

170

Berkshire Hathaway, Inc., Class B (a)

21,541

Insurance — 4.4%

813

ACE Ltd., (Switzerland)

84,320

82

Axis Capital Holdings Ltd., (Bermuda)

3,649

1,171

MetLife, Inc.

65,082

345

Prudential Financial, Inc.

30,662

105

XL Group plc, (Ireland)

3,424

187,137

Real Estate Investment Trusts (REITs) — 0.6%

50

AvalonBay Communities, Inc.

7,095

101

Simon Property Group, Inc.

16,778

23,873

Total Financials

644,491

Health Care — 13.6%

Biotechnology — 3.6%

145

Alexion Pharmaceuticals, Inc. (a)

22,703

211

Biogen Idec, Inc. (a)

66,562

699

Celgene Corp. (a)

60,008

43

Vertex Pharmaceuticals, Inc. (a)

4,100

153,373

Health Care Equipment & Supplies — 3.4%

1,162

Abbott Laboratories

47,538

439

Baxter International, Inc.

31,761

4,103

Boston Scientific Corp. (a)

52,390

154

Stryker Corp.

12,969

144,658

Health Care Providers & Services — 2.6%

332

Aetna, Inc.

26,878

51

Cigna Corp.

4,709

341

Humana, Inc.

43,542

466

UnitedHealth Group, Inc.

38,135

113,264

Pharmaceuticals — 4.0%

660

Bristol-Myers Squibb Co.

32,012

1,282

Johnson & Johnson

134,070

SHARES

SECURITY DESCRIPTION

VALUE($)

Pharmaceuticals — continued

73

Merck & Co., Inc.

4,249

170,331

Total Health Care

581,626

Industrials — 8.9%

Aerospace & Defense — 4.4%

42

General Dynamics Corp.

4,907

804

Honeywell International, Inc.

74,704

335

L-3 Communications Holdings, Inc.

40,427

597

United Technologies Corp.

68,971

189,009

Airlines — 1.0%

448

Delta Air Lines, Inc.

17,343

565

United Continental Holdings, Inc. (a)

23,188

40,531

Construction & Engineering — 1.5%

860

Fluor Corp.

66,153

Electrical Equipment — 0.3%

167

Eaton Corp. plc

12,912

14

Emerson Electric Co.

920

13,832

Machinery — 1.1%

158

Deere & Co.

14,316

501

PACCAR, Inc.

31,500

45,816

Road & Rail — 0.6%

362

CSX Corp.

11,151

62

Norfolk Southern Corp.

6,398

63

Union Pacific Corp.

6,244

23,793

Total Industrials

379,134

Information Technology — 19.0%

Communications Equipment — 2.4%

1,204

Cisco Systems, Inc.

29,909

775

Juniper Networks, Inc. (a)

19,006

708

QUALCOMM, Inc.

56,066

104,981

Internet Software & Services — 2.7%

188

eBay, Inc. (a)

9,386

95

Google, Inc., Class A (a)

55,479

87

Google, Inc., Class C (a)

50,274

115,139

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — 3.4%
738	Accenture plc, (Ireland), Class A	59,668
428	Cognizant Technology Solutions Corp.,
	Class A (a)	20,948
302	Visa, Inc., Class A	63,529

		144,145

	Semiconductors & Semiconductor Equipment — 3.3%
208	Avago Technologies Ltd., (Singapore)	15,005
566	Freescale Semiconductor Ltd. (a)	13,310
503	KLA-Tencor Corp.	36,553
694	Lam Research Corp.	46,899
3,192	ON Semiconductor Corp. (a)	29,174

		140,941

	Software — 4.1%
481	Adobe Systems, Inc. (a)	34,812
329	Citrix Systems, Inc. (a)	20,604
2,858	Microsoft Corp.	119,180
77	Oracle Corp.	3,102

		177,698

	Technology Hardware, Storage & Peripherals — 3.1%
1,416	Apple, Inc.	131,623

	Total Information Technology	814,527

	Materials — 3.9%
	Chemicals — 0.7%
296	Dow Chemical Co. (The)	15,232
44	Monsanto Co.	5,476
216	Mosaic Co. (The)	10,667

		31,375

	Containers & Packaging — 0.9%
420	Ball Corp.	26,344
180	Packaging Corp. of America	12,890

		39,234

	Metals & Mining — 2.3%
2,649	Alcoa, Inc.	39,447
758	Freeport-McMoRan Copper & Gold, Inc.	27,671
1,153	United States Steel Corp.	30,034

		97,152

	Total Materials	167,761

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
1,454	Verizon Communications, Inc.	71,130

	Utilities — 2.4%
	Electric Utilities — 1.4%
313	Edison International	18,200
239	Exelon Corp.	8,730
327	NextEra Energy, Inc.	33,555

		60,485

	Multi-Utilities — 1.0%
688	CMS Energy Corp.	21,425
221	NiSource, Inc.	8,702
322	Public Service Enterprise Group, Inc.	13,122

		43,249

	Total Utilities	103,734

	Total Common Stocks (Cost $3,564,402)	4,246,731

PRINCIPAL AMOUNT($)
Short-Term Investments — 0.6%
	U.S. Treasury Obligation — 0.0% (g)
2,315	U.S. Treasury Bill, 0.080%, 05/28/15 (k) (n)	2,313

SHARES
	Investment Company — 0.6%
23,917	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	23,917

	Total Short-Term Investments (Cost $26,230)	26,230

	Total Investments — 99.9% (Cost $3,590,632)	4,272,961
	Other Assets in Excess of Liabilities — 0.1%	5,025

	NET ASSETS — 100.0%	$4,277,986

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
261	E-mini S&P 500	09/19/14	$25,479	$353

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Consumer Discretionary — 21.3%
	Hotels, Restaurants & Leisure — 7.8%
149	Las Vegas Sands Corp.	11,378
137	Starbucks Corp.	10,564

		21,942

	Internet & Catalog Retail — 7.7%
26	Amazon.com, Inc. (a)	8,514
11	Priceline Group, Inc. (The) (a)	13,371

		21,885

	Specialty Retail — 3.5%
121	Home Depot, Inc. (The)	9,790

	Textiles, Apparel & Luxury Goods — 2.3%
75	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,616

	Total Consumer Discretionary	60,233

	Consumer Staples — 2.4%
	Food & Staples Retailing — 2.4%
89	CVS Caremark Corp.	6,700

	Energy — 6.8%
	Energy Equipment & Services — 4.0%
96	Schlumberger Ltd.	11,341

	Oil, Gas & Consumable Fuels — 2.8%
231	Cabot Oil & Gas Corp.	7,884

	Total Energy	19,225

	Financials — 8.4%
	Capital Markets — 6.2%
38	Goldman Sachs Group, Inc. (The)	6,392
358	TD Ameritrade Holding Corp.	11,224

		17,616

	Diversified Financial Services — 2.2%
32	Intercontinental Exchange, Inc.	6,106

	Total Financials	23,722

	Health Care — 15.3%
	Biotechnology — 15.3%
32	Alexion Pharmaceuticals, Inc. (a)	4,981
37	Biogen Idec, Inc. (a)	11,627
76	Celgene Corp. (a)	6,561
172	Gilead Sciences, Inc. (a)	14,298
61	Vertex Pharmaceuticals, Inc. (a)	5,813

	Total Health Care	43,280

	Industrials — 12.8%
	Aerospace & Defense — 2.5%
42	TransDigm Group, Inc.	7,081

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 2.5%
55	Rockwell Automation, Inc.	6,865

	Machinery — 3.5%
134	Flowserve Corp.	9,944

	Road & Rail — 4.3%
113	Kansas City Southern	12,152

	Total Industrials	36,042

	Information Technology — 26.5%
	Internet Software & Services — 10.5%
185	Facebook, Inc., Class A (a)	12,443
30	Google, Inc., Class A (a)	17,400

		29,843

	IT Services — 9.0%
42	Alliance Data Systems Corp. (a)	11,672
187	MasterCard, Inc., Class A	13,742

		25,414

	Semiconductors & Semiconductor Equipment — 2.4%
152	ARM Holdings plc, (United Kingdom), ADR	6,890

	Software — 4.6%
121	salesforce.com, Inc. (a)	7,026
61	VMware, Inc., Class A (a)	5,884

		12,910

	Total Information Technology	75,057

	Materials — 2.7%
	Chemicals — 2.7%
61	Monsanto Co.	7,609

	Total Common Stocks (Cost $226,456)	271,868

Short-Term Investment — 3.7%
	Investment Company — 3.7%
10,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $10,584)	10,584

	Total Investments — 99.9% (Cost $237,040)	282,452
	Other Assets in Excess of Liabilities — 0.1%	313

	NET ASSETS — 100.0%	$282,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 20.3%
	Hotels, Restaurants & Leisure — 5.2%
26	Las Vegas Sands Corp.	2,015
22	Starbucks Corp.	1,722

		3,737

	Internet & Catalog Retail — 7.2%
8	Amazon.com, Inc. (a)	2,465
2	Priceline Group, Inc. (The) (a)	2,761

		5,226

	Media — 2.7%
30	DISH Network Corp., Class A (a)	1,980

	Multiline Retail — 3.7%
51	Kohl’s Corp.	2,709

	Specialty Retail — 1.5%
34	Best Buy Co., Inc.	1,062

	Total Consumer Discretionary	14,714

	Consumer Staples — 3.6%
	Beverages — 1.8%
22	Dr. Pepper Snapple Group, Inc.	1,277

	Household Products — 1.8%
17	Procter & Gamble Co. (The)	1,336

	Total Consumer Staples	2,613

	Energy — 9.5%
	Oil, Gas & Consumable Fuels — 9.5%
55	Cabot Oil & Gas Corp.	1,868
19	Devon Energy Corp.	1,519
23	Exxon Mobil Corp.	2,316
33	Kinder Morgan, Inc.	1,197

	Total Energy	6,900

	Financials — 20.6%
	Banks — 5.3%
6	M&T Bank Corp.	794
58	Wells Fargo & Co.	3,027

		3,821

	Capital Markets — 1.5%
13	T. Rowe Price Group, Inc.	1,090

	Consumer Finance — 3.0%
26	Capital One Financial Corp.	2,186

	Diversified Financial Services — 1.5%
8	Berkshire Hathaway, Inc., Class B (a)	1,075

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 7.7%
47	American International Group, Inc.	2,580
68	Loews Corp.	3,010

		5,590

	Real Estate Investment Trusts (REITs) — 1.6%
33	Rayonier, Inc.	1,178

	Total Financials	14,940

	Health Care — 14.8%
	Biotechnology — 11.4%
10	Alexion Pharmaceuticals, Inc. (a)	1,570
8	Biogen Idec, Inc. (a)	2,399
52	Gilead Sciences, Inc. (a)	4,344

		8,313

	Pharmaceuticals — 3.4%
23	Johnson & Johnson	2,443

	Total Health Care	10,756

	Industrials — 6.6%
	Aerospace & Defense — 2.3%
14	United Technologies Corp.	1,654

	Road & Rail — 4.3%
29	Kansas City Southern	3,160

	Total Industrials	4,814

	Information Technology — 18.3%
	Internet Software & Services — 10.1%
28	Facebook, Inc., Class A (a)	1,894
9	Google, Inc., Class C (a)	5,460

		7,354

	IT Services — 3.3%
33	MasterCard, Inc., Class A	2,413

	Semiconductors & Semiconductor Equipment — 2.7%
43	ARM Holdings plc, (United Kingdom), ADR	1,941

	Software — 2.2%
27	salesforce.com, Inc. (a)	1,597

	Total Information Technology	13,305

	Materials — 1.8%
	Chemicals — 0.6%
11	Rayonier Advanced Materials, Inc. (a)	428

	Containers & Packaging — 1.2%
8	Rock-Tenn Co., Class A	861

	Total Materials	1,289

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.0%
	Electric Utilities — 2.0%
25	Edison International	1,473

	Total Common Stocks (Cost $65,653)	70,804

Short-Term Investment — 2.4%
	Investment Company — 2.4%
1,753	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,753)	1,753

	Total Investments — 99.9% (Cost $67,406)	72,557
	Other Assets in Excess of Liabilities — 0.1%	63

	NET ASSETS — 100.0%	$72,620

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.4%
	Consumer Discretionary — 11.8%
	Distributors — 0.7%
591	Genuine Parts Co.	51,869

	Hotels, Restaurants & Leisure — 1.8%
609	Brinker International, Inc.	29,649
1,013	Dunkin’ Brands Group, Inc.	46,418
745	Wyndham Worldwide Corp.	56,438

		132,505

	Media — 4.0%
1,362	Cinemark Holdings, Inc.	48,148
457	Comcast Corp., Class A	24,390
1,022	Omnicom Group, Inc.	72,769
214	Time Warner Cable, Inc.	31,595
1,381	Time Warner, Inc.	97,000
972	Time, Inc. (a)	23,544

		297,446

	Multiline Retail — 0.5%
714	Macy’s, Inc.	41,453

	Specialty Retail — 4.4%
1,750	Gap, Inc. (The)	72,750
790	Home Depot, Inc. (The)	63,994
1,429	L Brands, Inc.	83,821
573	Tiffany & Co.	57,413
790	Williams-Sonoma, Inc.	56,737

		334,715

	Textiles, Apparel & Luxury Goods — 0.4%
492	V.F. Corp.	31,018

	Total Consumer Discretionary	889,006

	Consumer Staples — 7.7%
	Beverages — 0.9%
1,542	Coca-Cola Co. (The)	65,322

	Food Products — 2.4%
660	Hershey Co. (The)	64,256
402	JM Smucker Co. (The)	42,888
1,961	Mondelez International, Inc., Class A	73,759

		180,903

	Household Products — 1.3%
1,246	Procter & Gamble Co. (The)	97,956

	Tobacco — 3.1%
1,241	Altria Group, Inc.	52,064
1,163	Lorillard, Inc.	70,937
1,326	Philip Morris International, Inc.	111,823

		234,824

	Total Consumer Staples	579,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 11.3%
	Oil, Gas & Consumable Fuels — 11.3%
1,401	Chevron Corp.	182,873
2,475	ConocoPhillips	212,175
1,670	Exxon Mobil Corp.	168,159
923	Kinder Morgan, Inc.	33,485
553	Marathon Petroleum Corp.	43,209
1,508	Occidental Petroleum Corp.	154,795
947	Williams Cos., Inc. (The)	55,111

	Total Energy	849,807

	Financials — 23.9%
	Banks — 10.1%
2,089	BB&T Corp.	82,350
577	Cullen/Frost Bankers, Inc.	45,851
431	M&T Bank Corp.	53,502
1,786	PNC Financial Services Group, Inc. (The)	159,038
1,707	U.S. Bancorp	73,958
6,521	Wells Fargo & Co.	342,730

		757,429

	Capital Markets — 4.2%
437	Ameriprise Financial, Inc.	52,411
298	BlackRock, Inc.	95,136
1,264	Northern Trust Corp.	81,189
1,008	T. Rowe Price Group, Inc.	85,079

		313,815

	Diversified Financial Services — 1.8%
1,297	CME Group, Inc.	92,029
520	McGraw Hill Financial, Inc.	43,169

		135,198

	Insurance — 6.2%
898	Arthur J. Gallagher & Co.	41,869
683	Cincinnati Financial Corp.	32,822
1,757	Hartford Financial Services Group, Inc. (The)	62,910
1,454	MetLife, Inc.	80,809
1,083	Prudential Financial, Inc.	96,144
1,352	Travelers Cos., Inc. (The)	127,147
777	Validus Holdings Ltd., (Bermuda)	29,731

		471,432

	Real Estate Investment Trusts (REITs) — 1.6%
281	Alexandria Real Estate Equities, Inc.	21,786
280	AvalonBay Communities, Inc.	39,744
367	Simon Property Group, Inc.	61,072
135	Washington Prime Group, Inc. (a)	2,522

		125,124

	Total Financials	1,802,998

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 12.5%
	Health Care Equipment & Supplies — 2.0%
915	Baxter International, Inc.	66,189
718	Becton, Dickinson and Co.	84,882

		151,071

	Pharmaceuticals — 10.5%
959	AbbVie, Inc.	54,117
2,066	Bristol-Myers Squibb Co.	100,212
2,842	Johnson & Johnson	297,314
2,675	Merck & Co., Inc.	154,724
6,314	Pfizer, Inc.	187,396

		793,763

	Total Health Care	944,834

	Industrials — 10.3%
	Aerospace & Defense — 2.6%
1,081	Honeywell International, Inc.	100,438
828	United Technologies Corp.	95,585

		196,023

	Air Freight & Logistics — 1.1%
793	United Parcel Service, Inc., Class B	81,366

	Electrical Equipment — 0.6%
688	Emerson Electric Co.	45,687

	Industrial Conglomerates — 1.2%
606	3M Co.	86,770

	Machinery — 2.9%
1,087	Illinois Tool Works, Inc.	95,214
1,472	PACCAR, Inc.	92,513
274	Snap-on, Inc.	32,428

		220,155

	Road & Rail — 1.5%
722	Norfolk Southern Corp.	74,415
379	Union Pacific Corp.	37,790

		112,205

	Trading Companies & Distributors — 0.4%
621	Fastenal Co.	30,741

	Total Industrials	772,947

	Information Technology — 10.5%
	Communications Equipment — 0.7%
705	QUALCOMM, Inc.	55,836

	IT Services — 2.7%
807	Accenture plc, (Ireland), Class A	65,246
870	Automatic Data Processing, Inc.	68,992

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,230	Fidelity National Information Services, Inc.	67,341

		201,579

	Semiconductors & Semiconductor Equipment — 3.8%
1,433	Analog Devices, Inc.	77,469
1,260	KLA-Tencor Corp.	91,530
1,364	Texas Instruments, Inc.	65,188
1,149	Xilinx, Inc.	54,353

		288,540

	Software — 1.1%
1,903	Microsoft Corp.	79,371

	Technology Hardware, Storage & Peripherals — 2.2%
1,774	Apple, Inc.	164,833

	Total Information Technology	790,159

	Materials — 2.1%
	Chemicals — 2.1%
182	Air Products & Chemicals, Inc.	23,401
341	Airgas, Inc.	37,131
832	E.I. du Pont de Nemours & Co.	54,454
194	PPG Industries, Inc.	40,747

	Total Materials	155,733

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
2,334	Verizon Communications, Inc.	114,210

	Utilities — 6.8%
	Electric Utilities — 2.9%
1,440	Edison International	83,662
875	NextEra Energy, Inc.	89,677
1,436	Xcel Energy, Inc.	46,283

		219,622

	Multi-Utilities — 3.9%
1,495	CMS Energy Corp.	46,569
512	Dominion Resources, Inc.	36,584
459	DTE Energy Co.	35,732
2,101	NiSource, Inc.	82,658
839	Sempra Energy	87,806

		289,349

	Total Utilities	508,971

	Total Common Stocks (Cost $5,789,500)	7,407,670

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
82,188	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $82,188)	82,188

	Total Investments — 99.5% (Cost $5,871,688)	7,489,858
	Other Assets in Excess of Liabilities — 0.5%	35,671

	NET ASSETS — 100.0%	$7,525,529

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 11.3%
	Hotels, Restaurants & Leisure — 1.1%
78	Marriott International, Inc., Class A	4,981

	Media — 6.1%
106	Comcast Corp., Class A	5,712
101	DISH Network Corp., Class A (a)	6,540
84	Gannett Co., Inc.	2,639
75	Time Warner, Inc.	5,248
94	Twenty-First Century Fox, Inc., Class B	3,211
55	Walt Disney Co. (The)	4,750

		28,100

	Specialty Retail — 3.6%
8	AutoZone, Inc. (a)	4,188
160	Best Buy Co., Inc.	4,971
56	Home Depot, Inc. (The)	4,501
32	Tiffany & Co.	3,248

		16,908

	Textiles, Apparel & Luxury Goods — 0.5%
74	Coach, Inc.	2,516

	Total Consumer Discretionary	52,505

	Consumer Staples — 6.1%
	Beverages — 1.4%
55	Dr. Pepper Snapple Group, Inc.	3,228
45	Molson Coors Brewing Co., Class B	3,307

		6,535

	Food & Staples Retailing — 1.2%
76	CVS Caremark Corp.	5,698

	Food Products — 1.6%
53	Campbell Soup Co.	2,423
81	Kraft Foods Group, Inc.	4,850

		7,273

	Household Products — 1.2%
69	Procter & Gamble Co. (The)	5,435

	Tobacco — 0.7%
82	Altria Group, Inc.	3,456

	Total Consumer Staples	28,397

	Energy — 15.3%
	Energy Equipment & Services — 1.1%
44	Ensco plc, (United Kingdom), Class A	2,428
32	National Oilwell Varco, Inc.	2,644

		5,072

	Oil, Gas & Consumable Fuels — 14.2%
107	Chevron Corp.	13,963

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
113	ConocoPhillips	9,677
71	Devon Energy Corp.	5,629
33	Energen Corp.	2,906
157	Exxon Mobil Corp.	15,796
135	Kinder Morgan, Inc.	4,902
99	Occidental Petroleum Corp.	10,119
37	Phillips 66	2,947

		65,939

	Total Energy	71,011

	Financials — 30.7%
	Banks — 9.7%
338	Bank of America Corp.	5,189
81	BB&T Corp.	3,186
140	Citigroup, Inc.	6,592
34	M&T Bank Corp.	4,230
46	PNC Financial Services Group, Inc. (The)	4,061
128	SunTrust Banks, Inc.	5,140
65	U.S. Bancorp	2,798
268	Wells Fargo & Co.	14,086

		45,282

	Capital Markets — 8.2%
56	Ameriprise Financial, Inc.	6,720
14	BlackRock, Inc.	4,538
53	Goldman Sachs Group, Inc. (The)	8,941
233	Invesco Ltd.	8,788
49	Northern Trust Corp.	3,121
69	T. Rowe Price Group, Inc.	5,808

		37,916

	Consumer Finance — 2.1%
125	Ally Financial, Inc. (a)	2,998
84	Capital One Financial Corp.	6,914

		9,912

	Diversified Financial Services — 2.8%
65	Berkshire Hathaway, Inc., Class B (a)	8,176
56	McGraw Hill Financial, Inc.	4,641

		12,817

	Insurance — 5.3%
38	Chubb Corp. (The)	3,530
247	Hartford Financial Services Group, Inc. (The)	8,834
90	Loews Corp.	3,939
92	Prudential Financial, Inc.	8,149

		24,452

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 2.6%
53	HCP, Inc.	2,193
66	Ventas, Inc.	4,205
53	Vornado Realty Trust	5,614

		12,012

	Total Financials	142,391

	Health Care — 11.1%
	Health Care Equipment & Supplies — 1.4%
42	Baxter International, Inc.	3,022
31	Becton, Dickinson and Co.	3,608

		6,630

	Health Care Providers & Services — 3.0%
58	Humana, Inc.	7,383
79	UnitedHealth Group, Inc.	6,450

		13,833

	Pharmaceuticals — 6.7%
116	Bristol-Myers Squibb Co.	5,632
137	Johnson & Johnson	14,355
100	Merck & Co., Inc.	5,778
176	Pfizer, Inc.	5,232

		30,997

	Total Health Care	51,460

	Industrials — 7.6%
	Aerospace & Defense — 2.5%
75	Honeywell International, Inc.	6,943
40	United Technologies Corp.	4,618

		11,561

	Construction & Engineering — 0.6%
34	Fluor Corp.	2,645

	Electrical Equipment — 0.9%
65	Emerson Electric Co.	4,300

	Industrial Conglomerates — 2.5%
27	3M Co.	3,882
287	General Electric Co.	7,532

		11,414

	Machinery — 1.0%
78	PACCAR, Inc.	4,913

	Trading Companies & Distributors — 0.1%
8	NOW, Inc. (a)	291

	Total Industrials	35,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 9.8%
	Communications Equipment — 2.3%
214	Cisco Systems, Inc.	5,316
72	QUALCOMM, Inc.	5,710

		11,026

	IT Services — 1.5%
34	Accenture plc, (Ireland), Class A	2,708
23	International Business Machines Corp.	4,187

		6,895

	Semiconductors & Semiconductor Equipment — 1.9%
231	Applied Materials, Inc.	5,216
49	KLA-Tencor Corp.	3,537

		8,753

	Software — 2.1%
232	Microsoft Corp.	9,679

	Technology Hardware, Storage & Peripherals — 2.0%
101	Apple, Inc.	9,367

	Total Information Technology	45,720

	Materials — 1.1%
	Chemicals — 1.1%
79	E.I. du Pont de Nemours & Co.	5,137

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
153	Verizon Communications, Inc.	7,502

	Utilities — 4.1%
	Electric Utilities — 1.8%
46	Edison International	2,650
53	NextEra Energy, Inc.	5,431

		8,081

	Multi-Utilities — 2.3%
170	CMS Energy Corp.	5,293
53	Sempra Energy	5,518

		10,811

	Total Utilities	18,892

	Total Common Stocks (Cost $291,372)	458,139

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,891	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $4,891)	4,891

	Total Investments — 99.8% (Cost $296,263)	463,030
	Other Assets in Excess of Liabilities — 0.2%	838

	NET ASSETS — 100.0%	$463,868

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
		Consumer Discretionary — 12.5%
		Auto Components — 0.3%
—	(h)	TRW Automotive Holdings Corp. (a)	16

		Automobiles — 0.7%
1		General Motors Co.	33

		Hotels, Restaurants & Leisure — 1.3%
—	(h)	McDonald’s Corp. (m)	3
—	(h)	Royal Caribbean Cruises Ltd.	19
—	(h)	Starbucks Corp.	25
—	(h)	Yum! Brands, Inc.	16

			63

		Household Durables — 0.6%
—	(h)	Harman International Industries, Inc.	11
—	(h)	NVR, Inc. (a)	1
1		PulteGroup, Inc.	13
—	(h)	Whirlpool Corp.	2

			27

		Internet & Catalog Retail — 1.1%
—	(h)	Amazon.com, Inc. (a)	39
—	(h)	Priceline Group, Inc. (The) (a)	18

			57

		Media — 4.3%
—	(h)	CBS Corp. (Non-Voting), Class B (m)	4
1		Comcast Corp., Class A	68
—	(h)	DIRECTV (a)	2
—	(h)	DISH Network Corp., Class A (a)	10
—	(h)	Time Warner Cable, Inc.	22
1		Time Warner, Inc.	61
—	(h)	Time, Inc. (a)	3
1		Twenty-First Century Fox, Inc., Class A	18
—	(h)	Walt Disney Co. (The) (m)	30

			218

		Multiline Retail — 0.4%
—	(h)	Dollar General Corp. (a)	5
—	(h)	Dollar Tree, Inc. (a)	3
—	(h)	Macy’s, Inc.	13

			21

		Specialty Retail — 3.1%
—	(h)	AutoZone, Inc. (a)	24
—	(h)	Gap, Inc. (The)	2
1		Home Depot, Inc. (The)	57
1		Lowe’s Cos., Inc.	40
—	(h)	Ross Stores, Inc.	8

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — continued
1		TJX Cos., Inc. (The)	27

			158

		Textiles, Apparel & Luxury Goods — 0.7%
—	(h)	Lululemon Athletica, Inc., (Canada) (a)	2
1		V.F. Corp.	33

			35

		Total Consumer Discretionary	628

		Consumer Staples — 9.4%
		Beverages — 2.4%
1		Coca-Cola Co. (The) (m)	54
—	(h)	Constellation Brands, Inc., Class A (a)	20
—	(h)	Dr. Pepper Snapple Group, Inc.	17
—	(h)	Molson Coors Brewing Co., Class B	7
—	(h)	PepsiCo, Inc.	25

			123

		Food & Staples Retailing — 1.8%
—	(h)	Costco Wholesale Corp.	23
1		CVS Caremark Corp. (m)	51
—	(h)	Kroger Co. (The) (m)	5
—	(h)	Wal-Mart Stores, Inc.	11

			90

		Food Products — 2.0%
1		Archer-Daniels-Midland Co. (m)	29
—	(h)	General Mills, Inc. (m)	21
—	(h)	Kellogg Co. (m)	7
1		Mondelez International, Inc., Class A	43

			100

		Household Products — 1.7%
—	(h)	Kimberly-Clark Corp.	13
1		Procter & Gamble Co. (The)	74

			87

		Personal Products — 0.2%
—	(h)	Estee Lauder Cos., Inc. (The), Class A	8

		Tobacco — 1.3%
1		Philip Morris International, Inc.	63

		Total Consumer Staples	471

		Energy — 10.0%
		Energy Equipment & Services — 2.6%
—	(h)	Ensco plc, (United Kingdom), Class A	22
—	(h)	FMC Technologies, Inc. (a)	4
—	(h)	Halliburton Co. (m)	25

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Energy Equipment & Services — continued
—	(h)	Noble Corp. plc, (United Kingdom)	7
1		Schlumberger Ltd.	76

			134

		Oil, Gas & Consumable Fuels — 7.4%
—	(h)	Anadarko Petroleum Corp.	21
—	(h)	Cheniere Energy, Inc. (a)	9
1		Chevron Corp.	84
—	(h)	EOG Resources, Inc.	26
—	(h)	EQT Corp.	11
1		Exxon Mobil Corp. (m)	107
—	(h)	Hess Corp. (m)	18
1		Marathon Oil Corp.	33
—	(h)	Marathon Petroleum Corp.	10
—	(h)	Occidental Petroleum Corp.	30
—	(h)	Phillips 66	2
—	(h)	Pioneer Natural Resources Co.	3
—	(h)	QEP Resources, Inc.	6
—	(h)	Valero Energy Corp.	12

			372

		Total Energy	506

		Financials — 15.1%
		Banks — 5.9%
5		Bank of America Corp.	71
—	(h)	BB&T Corp.	6
1		Citigroup, Inc.	60
—	(h)	Cullen/Frost Bankers, Inc.	3
—	(h)	PNC Financial Services Group, Inc. (The)	25
—	(h)	SunTrust Banks, Inc.	5
—	(h)	SVB Financial Group (a)	5
—	(h)	U.S. Bancorp	3
2		Wells Fargo & Co.	120

			298

		Capital Markets — 2.4%
1		Charles Schwab Corp. (The)	23
—	(h)	Goldman Sachs Group, Inc. (The)	14
1		Invesco Ltd.	27
1		Morgan Stanley	37
—	(h)	State Street Corp.	19

			120

		Consumer Finance — 0.4%
—	(h)	American Express Co. (m)	4
—	(h)	Capital One Financial Corp.	17
—	(h)	Navient Corp.	1

			22

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 1.4%
—	(h)	Berkshire Hathaway, Inc., Class B (a)	49
—	(h)	CME Group, Inc.	6
—	(h)	Intercontinental Exchange, Inc.	18

			73

		Insurance — 2.9%
1		ACE Ltd., (Switzerland)	53
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	7
—	(h)	Marsh & McLennan Cos., Inc. (m)	20
1		MetLife, Inc.	46
		— (h) Prudential Financial, Inc.	12
		— (h) XL Group plc, (Ireland)	7

			145

		Real Estate Investment Trusts (REITs) — 2.1%
—	(h)	American Tower Corp. (m)	3
—	(h)	AvalonBay Communities, Inc. (m)	15
—	(h)	Boston Properties, Inc. (m)	4
1		DiamondRock Hospitality Co. (m)	10
—	(h)	Extra Space Storage, Inc. (m)	2
—	(h)	General Growth Properties, Inc. (m)	3
—	(h)	Highwoods Properties, Inc. (m)	6
—	(h)	Host Hotels & Resorts, Inc. (m)	1
—	(h)	Kilroy Realty Corp. (m)	4
—	(h)	Liberty Property Trust (m)	8
—	(h)	Mid-America Apartment Communities, Inc. (m)	8
—	(h)	Prologis, Inc. (m)	9
—	(h)	Public Storage (m)	3
—	(h)	Simon Property Group, Inc. (m)	20
—	(h)	Ventas, Inc. (m)	7

			103

		Total Financials	761

		Health Care — 12.9%
		Biotechnology — 2.9%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	13
—	(h)	Biogen Idec, Inc. (a)	51
1		Celgene Corp. (a)	56
—	(h)	Gilead Sciences, Inc. (a)	14
—	(h)	Vertex Pharmaceuticals, Inc. (a)	13

			147

		Health Care Equipment & Supplies — 2.2%
1		Abbott Laboratories (m)	35
—	(h)	Baxter International, Inc.	11
2		Boston Scientific Corp. (a)	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Health Care Equipment & Supplies — continued
—	(h)	Covidien plc, (Ireland)	13
—	(h)	Stryker Corp.	31

			114

		Health Care Providers & Services — 1.9%
—	(h)	Aetna, Inc.	18
—	(h)	Humana, Inc. (m)	33
—	(h)	McKesson Corp.	17
—	(h)	UnitedHealth Group, Inc.	26

			94

		Health Care Technology — 0.2%
—	(h)	athenahealth, Inc. (a)	2
—	(h)	Cerner Corp. (a)	7

			9

		Pharmaceuticals — 5.7%
—	(h)	Actavis plc (a)	7
—	(h)	Allergan, Inc.	15
1		Bristol-Myers Squibb Co.	54
1		Johnson & Johnson (m)	131
1		Merck & Co., Inc.	58
—	(h)	Perrigo Co. plc, (Ireland)	13
—	(h)	Pfizer, Inc.	10

			288

		Total Health Care	652

		Industrials — 10.9%
		Aerospace & Defense — 2.8%
1		Honeywell International, Inc. (m)	54
—	(h)	L-3 Communications Holdings, Inc.	17
1		United Technologies Corp.	69

			140

		Airlines — 0.5%
—	(h)	Delta Air Lines, Inc.	12
—	(h)	United Continental Holdings, Inc. (a)	16

			28

		Building Products — 0.4%
1		Masco Corp. (m)	18

		Commercial Services & Supplies — 0.1%
—	(h)	Tyco International Ltd., (Switzerland)	5

		Construction & Engineering — 0.9%
1		Fluor Corp. (m)	45
—	(h)	Quanta Services, Inc. (a)	2

			47

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — 1.5%
—	(h)	Eaton Corp. plc	38
1		Emerson Electric Co.	36

			74

		Industrial Conglomerates — 0.8%
1		General Electric Co. (m)	38

		Machinery — 1.2%
—	(h)	Caterpillar, Inc. (m)	1
—	(h)	Deere & Co. (m)	11
1		PACCAR, Inc.	40
—	(h)	Snap-on, Inc.	2
—	(h)	SPX Corp.	6

			60

		Road & Rail — 2.3%
1		CSX Corp. (m)	44
—	(h)	Norfolk Southern Corp.	2
1		Union Pacific Corp.	71

			117

		Trading Companies & Distributors — 0.4%
—	(h)	W.W. Grainger, Inc.	20

		Total Industrials	547

		Information Technology — 18.4%
		Communications Equipment — 2.3%
2		Cisco Systems, Inc.	61
1		QUALCOMM, Inc.	52

			113

		Electronic Equipment, Instruments & Components — 0.3%
—	(h)	Corning, Inc.	8
—	(h)	TE Connectivity Ltd., (Switzerland)	9

			17

		Internet Software & Services — 3.1%
—	(h)	eBay, Inc. (a)	21
—	(h)	Facebook, Inc., Class A (a)	21
—	(h)	Google, Inc., Class A (a)	58
—	(h)	Google, Inc., Class C (a)	58

			158

		IT Services — 2.9%
—	(h)	Accenture plc, (Ireland), Class A	35
—	(h)	Alliance Data Systems Corp. (a)	9
—	(h)	Cognizant Technology Solutions Corp.,
		Class A (a)	24
—	(h)	International Business Machines Corp. (m)	21
—	(h)	Visa, Inc., Class A	54

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		IT Services — continued
—	(h)	Xerox Corp.	2

			145

		Semiconductors & Semiconductor Equipment — 2.2%
1		Applied Materials, Inc.	13
—	(h)	Avago Technologies Ltd., (Singapore)	19
—	(h)	Broadcom Corp., Class A	4
—	(h)	Freescale Semiconductor Ltd. (a)	8
—	(h)	KLA-Tencor Corp.	17
—	(h)	Lam Research Corp.	29
1		ON Semiconductor Corp. (a)	5
—	(h)	Xilinx, Inc.	16

			111

		Software — 3.9%
—	(h)	Adobe Systems, Inc. (a)	29
—	(h)	CA, Inc. (m)	3
—	(h)	Citrix Systems, Inc. (a)	17
3		Microsoft Corp.	112
1		Oracle Corp.	27
—	(h)	VMware, Inc., Class A (a)	7

			195

		Technology Hardware, Storage & Peripherals — 3.7%
2		Apple, Inc. (m)	160
—	(h)	EMC Corp.	11
—	(h)	Hewlett-Packard Co. (m)	14

			185

		Total Information Technology	924

		Materials — 2.8%
		Chemicals — 1.3%
—	(h)	Axiall Corp.	8
—	(h)	Dow Chemical Co. (The) (m)	19
—	(h)	Monsanto Co.	28
—	(h)	Mosaic Co. (The)	11

			66

		Construction Materials — 0.1%
—	(h)	Martin Marietta Materials, Inc. (m)	8

		Containers & Packaging — 0.3%
—	(h)	Ball Corp.	2
—	(h)	Crown Holdings, Inc. (a)	10
—	(h)	Sealed Air Corp.	2

			14

		Metals & Mining — 1.0%
2		Alcoa, Inc. (m)	25

SHARES		SECURITY DESCRIPTION	VALUE($)

		Metals & Mining — continued
—	(h)	Freeport-McMoRan Copper & Gold, Inc.	10
1		United States Steel Corp.	13

			48

		Paper & Forest Products — 0.1%
—	(h)	International Paper Co. (m)	6

		Total Materials	142

		Telecommunication Services — 1.6%
		Diversified Telecommunication Services — 1.6%
—	(h)	AT&T, Inc.	6
2		Verizon Communications, Inc. (m)	75

		Total Telecommunication Services	81

		Utilities — 3.7%
		Electric Utilities — 2.2%
—	(h)	American Electric Power Co., Inc.	19
—	(h)	Edison International	16
—	(h)	Entergy Corp.	20
1		Exelon Corp.	21
—	(h)	NextEra Energy, Inc.	34

			110

		Gas Utilities — 0.2%
		Questar Corp.	8

		Multi-Utilities — 1.3%
—	(h)	CenterPoint Energy, Inc.	10
—	(h)	CMS Energy Corp. (m)	14
—	(h)	Dominion Resources, Inc.	17
—	(h)	NiSource, Inc.	16
—	(h)	Public Service Enterprise Group, Inc.	1
—	(h)	Sempra Energy	8

			66

		Total Utilities	184

		Total Common Stocks (Cost $4,597)	4,896

Exchange Traded Fund — 1.0%
		U.S. Equity — 1.0%
—	(h)	SPDR S&P 500 ETF Trust (Cost $52)	52

NUMBER OF CONTRACTS
Options Purchased — 1.0%
		Put Options Purchased: — 1.0%
—	(h)	S&P 500 Index, Expiring 09/30/14 at $1,850.000, European Style	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Options contracts)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE($)
Options Purchased — continued
		Put Options Purchased: — continued
—	(h)	S&P 500 Index, Expiring 09/30/14 at $1,875.000, European Style	26

		Total Put Options Purchased (Cost $49)	49

SHARES
Short-Term Investment — 0.1%
		Investment Company — 0.1%
5		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5)	5

		Total Investments — 99.4% (Cost $4,703)	5,002
		Other Assets in Excess of Liabilities — 0.6%	33

		NET ASSETS — 100.0%	$5,035

Percentages indicated are based on net assets.

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $19.)	$2,025.000	9/30/14	18	$(19)
S&P 500 Index, European Style (Premiums received of $13.)	2,000.000	9/30/14	7	(13)

				$(32)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $5.)	$1,575.000	9/30/14	25	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	Consumer Discretionary — 24.3%
	Auto Components — 1.1%
2,383	Delphi Automotive plc, (United Kingdom)	163,807

	Automobiles — 1.5%
916	Tesla Motors, Inc. (a)	219,823

	Hotels, Restaurants & Leisure — 4.2%
219	Chipotle Mexican Grill, Inc. (a)	129,878
2,971	Las Vegas Sands Corp.	226,465
3,496	Starbucks Corp.	270,493

		626,836

	Internet & Catalog Retail — 6.1%
913	Amazon.com, Inc. (a)	296,635
353	Netflix, Inc. (a)	155,311
387	Priceline Group, Inc. (The) (a)	465,080

		917,026

	Media — 5.8%
6,745	Comcast Corp., Class A	362,045
3,586	Liberty Global plc, (United Kingdom), Series C (a)	151,728
1,718	Time Warner, Inc.	120,689
2,764	Walt Disney Co. (The)	237,003

		871,465

	Specialty Retail — 3.5%
1,432	Gap, Inc. (The)	59,516
5,673	Home Depot, Inc. (The)	459,310

		518,826

	Textiles, Apparel & Luxury Goods — 2.1%
3,465	Michael Kors Holdings Ltd., (Hong Kong) (a)	307,174

	Total Consumer Discretionary	3,624,957

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.1%
1,646	Costco Wholesale Corp.	189,565
1,698	CVS Caremark Corp.	127,971

		317,536

	Food Products — 0.7%
838	Keurig Green Mountain, Inc.	104,361

	Household Products — 0.7%
1,597	Colgate-Palmolive Co.	108,904

	Total Consumer Staples	530,801

	Energy — 4.4%
	Energy Equipment & Services — 0.5%
1,305	FMC Technologies, Inc. (a)	79,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.9%
6,486	Cabot Oil & Gas Corp.	221,446
1,866	Marathon Petroleum Corp.	145,710
904	Pioneer Natural Resources Co.	207,725

		574,881

	Total Energy	654,577

	Financials — 4.0%
	Capital Markets — 2.6%
541	Affiliated Managers Group, Inc. (a)	111,163
370	BlackRock, Inc.	118,284
4,864	TD Ameritrade Holding Corp.	152,486

		381,933

	Diversified Financial Services — 1.4%
2,388	Moody’s Corp.	209,332

	Total Financials	591,265

	Health Care — 18.9%
	Biotechnology — 13.2%
2,040	Alexion Pharmaceuticals, Inc. (a)	318,781
1,041	Biogen Idec, Inc. (a)	328,364
4,653	Celgene Corp. (a)	399,634
6,841	Gilead Sciences, Inc. (a)	567,188
776	Regeneron Pharmaceuticals, Inc. (a)	219,253
1,392	Vertex Pharmaceuticals, Inc. (a)	131,823

		1,965,043

	Health Care Providers & Services — 2.4%
2,047	AmerisourceBergen Corp.	148,713
1,144	McKesson Corp.	212,987

		361,700

	Health Care Technology — 0.2%
713	Cerner Corp. (a)	36,802

	Life Sciences Tools & Services — 0.9%
763	Illumina, Inc. (a)	136,297

	Pharmaceuticals — 2.2%
2,589	Valeant Pharmaceuticals International, Inc. (a)	326,512

	Total Health Care	2,826,354

	Industrials — 10.0%
	Aerospace & Defense — 2.9%
2,666	Honeywell International, Inc.	247,795
734	Precision Castparts Corp.	185,363

		433,158

	Airlines — 1.7%
6,397	Delta Air Lines, Inc.	247,672

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Building Products — 0.4%
1,562	Fortune Brands Home & Security, Inc.	62,359

	Industrial Conglomerates — 0.4%
418	Roper Industries, Inc.	61,018

	Machinery — 1.0%
2,016	Flowserve Corp.	149,867

	Road & Rail — 3.6%
1,277	J.B. Hunt Transport Services, Inc.	94,180
1,503	Kansas City Southern	161,555
2,877	Union Pacific Corp.	286,941

		542,676

	Total Industrials	1,496,750

	Information Technology — 27.9%
	Communications Equipment — 0.4%
741	QUALCOMM, Inc.	58,648

	Electronic Equipment, Instruments & Components — 0.9%
1,404	Amphenol Corp., Class A	135,261

	Internet Software & Services — 10.6%
475	Baidu, Inc., (China), ADR (a)	88,679
8,489	Facebook, Inc., Class A (a)	571,238
670	Google, Inc., Class A (a)	391,890
765	Google, Inc., Class C (a)	439,960
530	LinkedIn Corp., Class A (a)	90,913

		1,582,680

	IT Services — 6.6%
155	Alliance Data Systems Corp. (a)	43,650
2,326	Cognizant Technology Solutions Corp.,
	Class A (a)	113,770
6,669	MasterCard, Inc., Class A	489,971
1,642	Visa, Inc., Class A	346,028

		993,419

	Semiconductors & Semiconductor Equipment — 4.3%
4,553	ARM Holdings plc, (United Kingdom), ADR	205,969
3,137	ASML Holding N.V., (Netherlands)	292,576
2,077	Avago Technologies Ltd., (Singapore)	149,675

		648,220

	Software — 2.8%
2,097	Adobe Systems, Inc. (a)	151,754
3,923	salesforce.com, Inc. (a)	227,842
573	Splunk, Inc. (a)	31,726

		411,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 2.3%
1,243	3D Systems Corp. (a)	74,349
2,942	Apple, Inc.	273,390

		347,739

	Total Information Technology	4,177,289

	Materials — 6.8%
	Chemicals — 6.8%
1,312	Ecolab, Inc.	146,045
2,524	LyondellBasell Industries N.V., Class A	246,468
1,238	Monsanto Co.	154,416
857	PPG Industries, Inc.	180,014
1,371	Sherwin-Williams Co. (The)	283,736

	Total Materials	1,010,679

	Total Common Stocks (Cost $10,650,349)	14,912,672

Short-Term Investment — 0.4%
	Investment Company — 0.4%
62,826	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $62,826)	62,826

	Total Investments — 100.2% (Cost $10,713,175)	14,975,498
	Liabilities in Excess of Other Assets — (0.2)%	(29,766)

	NET ASSETS — 100.0%	$14,945,732

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 11.9%
	Auto Components — 1.4%
129	TRW Automotive Holdings Corp. (a)	11,514

	Automobiles — 3.8%
228	Ford Motor Co.	3,929
755	General Motors Co.	27,393

		31,322

	Hotels, Restaurants & Leisure — 0.4%
65	Royal Caribbean Cruises Ltd.	3,631

	Household Durables — 1.7%
108	D.R. Horton, Inc.	2,647
145	KB Home	2,699
41	Mohawk Industries, Inc. (a)	5,714
43	Ryland Group, Inc. (The)	1,712
75	Taylor Morrison Home Corp., Class A (a)	1,670

		14,442

	Media — 2.4%
90	Comcast Corp., Class A	4,821
138	Time Warner, Inc.	9,698
202	Time, Inc. (a)	4,901

		19,420

	Multiline Retail — 0.8%
67	Macy’s, Inc.	3,910
46	Target Corp.	2,637

		6,547

	Specialty Retail — 1.4%
152	Best Buy Co., Inc.	4,701
141	Lowe’s Cos., Inc.	6,781

		11,482

	Total Consumer Discretionary	98,358

	Consumer Staples — 2.6%
	Beverages — 0.7%
78	Molson Coors Brewing Co., Class B	5,747

	Food & Staples Retailing — 1.9%
121	CVS Caremark Corp.	9,150
132	Kroger Co. (The)	6,520

		15,670

	Total Consumer Staples	21,417

	Energy — 14.5%
	Energy Equipment & Services — 1.1%
81	Ensco plc, (United Kingdom), Class A	4,516
60	Halliburton Co.	4,246

		8,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 13.4%
48	Anadarko Petroleum Corp.	5,287
71	Apache Corp.	7,124
268	Chevron Corp.	35,003
93	ConocoPhillips	7,973
221	Exxon Mobil Corp.	22,208
238	Marathon Oil Corp.	9,497
125	Occidental Petroleum Corp.	12,870
79	Phillips 66	6,354
13	TransCanada Corp., (Canada)	625
72	Valero Energy Corp.	3,607

		110,548

	Total Energy	119,310

	Financials — 27.2%
	Banks — 14.4%
2,221	Bank of America Corp.	34,134
137	BB&T Corp.	5,382
536	Citigroup, Inc.	25,261
117	Commerce Bancshares, Inc.	5,427
70	East West Bancorp, Inc.	2,460
271	First Horizon National Corp.	3,209
355	First Niagara Financial Group, Inc.	3,104
124	FirstMerit Corp.	2,447
267	Regions Financial Corp.	2,838
28	SVB Financial Group (a)	3,289
26	Webster Financial Corp.	817
586	Wells Fargo & Co.	30,804

		119,172

	Capital Markets — 4.4%
147	Charles Schwab Corp. (The)	3,970
102	Invesco Ltd.	3,860
514	Morgan Stanley	16,614
172	State Street Corp.	11,578

		36,022

	Consumer Finance — 0.3%
109	Ally Financial, Inc. (a)	2,599

	Diversified Financial Services — 0.2%
9	Intercontinental Exchange, Inc.	1,606

	Insurance — 7.9%
128	ACE Ltd., (Switzerland)	13,310
250	Hartford Financial Services Group, Inc. (The)	8,938
476	MetLife, Inc.	26,459

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
182	Prudential Financial, Inc.	16,162

		64,869

	Total Financials	224,268

	Health Care — 15.2%
	Health Care Equipment & Supplies — 3.0%
140	Abbott Laboratories (m)	5,714
873	Boston Scientific Corp. (a)	11,143
93	CareFusion Corp. (a)	4,111
30	Stryker Corp.	2,487
13	Zimmer Holdings, Inc.	1,309

		24,764

	Health Care Providers & Services — 6.4%
171	Aetna, Inc.	13,889
82	Cigna Corp.	7,533
75	Humana, Inc.	9,519
270	UnitedHealth Group, Inc.	22,087

		53,028

	Pharmaceuticals — 5.8%
55	Bristol-Myers Squibb Co.	2,645
352	Johnson & Johnson	36,814
146	Merck & Co., Inc.	8,448

		47,907

	Total Health Care	125,699

	Industrials — 12.2%
	Aerospace & Defense — 1.4%
51	Honeywell International, Inc.	4,750
58	United Technologies Corp.	6,673

		11,423

	Airlines — 1.1%
83	Delta Air Lines, Inc.	3,198
148	United Continental Holdings, Inc. (a)	6,091

		9,289

	Building Products — 0.4%
33	Fortune Brands Home & Security, Inc.	1,302
102	Masco Corp.	2,262

		3,564

	Construction & Engineering — 2.2%
233	Fluor Corp.	17,901

	Electrical Equipment — 2.8%
203	Eaton Corp. plc	15,660
118	Emerson Electric Co.	7,824

		23,484

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 1.4%
183	PACCAR, Inc.	11,492

	Road & Rail — 2.9%
564	CSX Corp.	17,380
19	Kansas City Southern	2,064
41	Norfolk Southern Corp.	4,183

		23,627

	Total Industrials	100,780

	Information Technology — 8.4%
	Communications Equipment — 1.5%
484	Cisco Systems, Inc.	12,030

	IT Services — 0.8%
51	Fidelity National Information Services, Inc.	2,792
19	International Business Machines Corp.	3,480

		6,272

	Semiconductors & Semiconductor Equipment — 3.2%
57	Broadcom Corp., Class A	2,101
196	Freescale Semiconductor Ltd. (a)	4,597
104	KLA-Tencor Corp.	7,556
111	Lam Research Corp.	7,522
214	ON Semiconductor Corp. (a)	1,958
126	Teradyne, Inc.	2,477

		26,211

	Software — 1.0%
40	Citrix Systems, Inc. (a)	2,527
147	Microsoft Corp.	6,109

		8,636

	Technology Hardware, Storage & Peripherals — 1.9%
85	Apple, Inc.	7,908
238	Hewlett-Packard Co.	8,019

		15,927

	Total Information Technology	69,076

	Materials — 4.1%
	Chemicals — 1.4%
215	Axiall Corp.	10,178
27	Methanex Corp., (Canada)	1,656

		11,834

	Metals & Mining — 2.7%
754	Alcoa, Inc.	11,230
130	Alumina Ltd., (Australia), ADR (a)	658
122	Century Aluminum Co. (a)	1,909
155	Freeport-McMoRan Copper & Gold, Inc.	5,661
33	Newmont Mining Corp.	845

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — continued
71	United States Steel Corp.	1,849

		22,152

	Total Materials	33,986

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
166	Verizon Communications, Inc.	8,113

	Utilities — 2.1%
	Electric Utilities — 1.6%
85	Edison International	4,928
26	Entergy Corp.	2,101
167	Exelon Corp.	6,092

		13,121

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.5%
164	CenterPoint Energy, Inc.	4,191

	Total Utilities	17,312

	Total Common Stocks (Cost $658,449)	818,319

Short-Term Investment — 0.2%
	Investment Company — 0.2%
1,458	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,458)	1,458

	Total Investments — 99.4% (Cost $659,907)	819,777
	Other Assets in Excess of Liabilities — 0.6%	4,670

	NET ASSETS — 100.0%	$824,447

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 15.0%
	Auto Components — 0.8%
108	Delphi Automotive plc, (United Kingdom)	7,402
20	Johnson Controls, Inc.	991
105	Lear Corp.	9,370
105	Magna International, Inc., (Canada)	11,324
701	TRW Automotive Holdings Corp. (a)	62,753

		91,840

	Automobiles — 1.7%
4,634	General Motors Co.	168,211
41	Tesla Motors, Inc. (a)	9,943

		178,154

	Hotels, Restaurants & Leisure — 1.2%
10	Chipotle Mexican Grill, Inc. (a)	5,862
134	Las Vegas Sands Corp.	10,245
555	Royal Caribbean Cruises Ltd.	30,859
771	Starbucks Corp.	59,623
347	Yum! Brands, Inc.	28,166

		134,755

	Household Durables — 0.7%
273	Harman International Industries, Inc.	29,314
4	NVR, Inc. (a)	4,027
1,357	PulteGroup, Inc.	27,352
289	Toll Brothers, Inc. (a)	10,672

		71,365

	Internet & Catalog Retail — 1.6%
258	Amazon.com, Inc. (a)	83,668
16	Netflix, Inc. (a)	7,016
66	Priceline Group, Inc. (The) (a)	78,874

		169,558

	Media — 5.9%
371	CBS Corp. (Non-Voting), Class B	23,023
3,722	Comcast Corp., Class A	199,805
463	DISH Network Corp., Class A (a)	30,162
165	Liberty Global plc, (United Kingdom), Series C (a)	6,992
175	Time Warner Cable, Inc.	25,817
3,505	Time Warner, Inc.	246,235
181	Time, Inc. (a)	4,391
1,772	Twenty-First Century Fox, Inc., Class A	62,293
499	Walt Disney Co. (The)	42,806

		641,524

	Multiline Retail — 0.1%
195	Dollar Tree, Inc. (a)	10,620

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.4%
64	Gap, Inc. (The)	2,668
1,512	Home Depot, Inc. (The)	122,404
1,602	Lowe’s Cos., Inc.	76,869
1,002	TJX Cos., Inc. (The)	53,268

		255,209

	Textiles, Apparel & Luxury Goods — 0.6%
198	Lululemon Athletica, Inc., (Canada) (a)	7,995
157	Michael Kors Holdings Ltd., (Hong Kong) (a)	13,910
86	Ralph Lauren Corp.	13,754
396	V.F. Corp.	24,958

		60,617

	Total Consumer Discretionary	1,613,642

	Consumer Staples — 6.2%
	Beverages — 1.7%
2,927	Coca-Cola Co. (The)	123,969
82	Coca-Cola Enterprises, Inc.	3,937
316	Constellation Brands, Inc., Class A (a)	27,849
369	Dr. Pepper Snapple Group, Inc.	21,587
60	Molson Coors Brewing Co., Class B	4,435

		181,777

	Food & Staples Retailing — 1.2%
377	Costco Wholesale Corp.	43,384
1,214	CVS Caremark Corp.	91,464

		134,848

	Food Products — 1.1%
369	Archer-Daniels-Midland Co.	16,271
605	General Mills, Inc.	31,762
38	Keurig Green Mountain, Inc.	4,703
1,710	Mondelez International, Inc., Class A	64,331

		117,067

	Household Products — 1.3%
234	Colgate-Palmolive Co.	15,968
1,606	Procter & Gamble Co. (The)	126,223

		142,191

	Personal Products — 0.1%
123	Estee Lauder Cos., Inc. (The), Class A	9,163

	Tobacco — 0.8%
1,033	Philip Morris International, Inc.	87,057

	Total Consumer Staples	672,103

	Energy — 10.3%
	Energy Equipment & Services — 2.8%
420	Ensco plc, (United Kingdom), Class A	23,360

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
59	FMC Technologies, Inc. (a)	3,583
317	Halliburton Co.	22,532
2,134	Schlumberger Ltd.	251,670

		301,145

	Oil, Gas & Consumable Fuels — 7.5%
366	Anadarko Petroleum Corp.	40,047
293	Cabot Oil & Gas Corp.	10,019
126	Cheniere Energy, Inc. (a)	9,067
1,479	Chevron Corp.	193,030
211	ConocoPhillips	18,106
418	EOG Resources, Inc.	48,887
261	EQT Corp.	27,902
2,248	Exxon Mobil Corp.	226,309
250	Hess Corp.	24,729
1,697	Marathon Oil Corp.	67,754
172	Marathon Petroleum Corp.	13,426
786	Occidental Petroleum Corp.	80,668
73	Phillips 66	5,905
41	Pioneer Natural Resources Co.	9,395
110	Southwestern Energy Co. (a)	5,013
665	Valero Energy Corp.	33,333

		813,590

	Total Energy	1,114,735

	Financials — 15.2%
	Banks — 6.0%
12,115	Bank of America Corp.	186,209
79	BB&T Corp.	3,111
3,140	Citigroup, Inc.	147,877
340	East West Bancorp, Inc.	11,885
807	Huntington Bancshares, Inc.	7,702
63	PNC Financial Services Group, Inc. (The)	5,584
115	SVB Financial Group (a)	13,467
5,295	Wells Fargo & Co.	278,305

		654,140

	Capital Markets — 3.6%
24	Affiliated Managers Group, Inc. (a)	5,012
251	Ameriprise Financial, Inc.	30,120
17	BlackRock, Inc.	5,335
1,715	Charles Schwab Corp. (The)	46,182
155	Goldman Sachs Group, Inc. (The)	25,987
1,833	Invesco Ltd.	69,206
4,357	Morgan Stanley	140,860
765	State Street Corp.	51,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
382	TD Ameritrade Holding Corp.	11,966

		386,126

	Consumer Finance — 0.4%
115	American Express Co.	10,901
440	Capital One Financial Corp.	36,370

		47,271

	Diversified Financial Services — 0.8%
212	CME Group, Inc.	15,046
326	Intercontinental Exchange Inc.	61,552
108	Moody’s Corp.	9,468

		86,066

	Insurance — 3.9%
1,569	ACE Ltd., (Switzerland)	162,712
104	Axis Capital Holdings Ltd., (Bermuda)	4,587
24	Everest Re Group Ltd., (Bermuda)	3,913
687	Hartford Financial Services Group, Inc. (The)	24,600
139	Lincoln National Corp.	7,130
1,894	Marsh & McLennan Cos., Inc.	98,170
1,372	MetLife, Inc.	76,206
463	Prudential Financial, Inc.	41,085

		418,403

	Real Estate Investment Trusts (REITs) — 0.5%
176	Boston Properties, Inc.	20,828
186	Simon Property Group, Inc.	30,963

		51,791

	Total Financials	1,643,797

	Health Care — 14.5%
	Biotechnology — 3.9%
347	Alexion Pharmaceuticals, Inc. (a)	54,146
469	Biogen Idec, Inc. (a)	147,893
1,396	Celgene Corp. (a)	119,849
310	Gilead Sciences, Inc. (a)	25,710
35	Regeneron Pharmaceuticals, Inc. (a)	9,922
681	Vertex Pharmaceuticals, Inc. (a)	64,476

		421,996

	Health Care Equipment & Supplies — 1.6%
1,215	Abbott Laboratories	49,683
125	Baxter International, Inc.	9,045
5,998	Boston Scientific Corp. (a)	76,592
8	CareFusion Corp. (a)	350
437	Stryker Corp.	36,861

		172,531

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 3.4%
354	Aetna, Inc.	28,703
92	AmerisourceBergen Corp.	6,717
661	Humana, Inc.	84,470
278	McKesson Corp.	51,781
2,370	UnitedHealth Group, Inc.	193,739

		365,410

	Health Care Technology — 0.1%
47	athenahealth, Inc. (a)	5,846
198	Cerner Corp. (a)	10,218

		16,064

	Life Sciences Tools & Services — 0.1%
34	Illumina, Inc. (a)	6,152

	Pharmaceuticals — 5.4%
60	Allergan, Inc.	10,234
2,658	Bristol-Myers Squibb Co.	128,950
3,664	Johnson & Johnson	383,303
640	Merck & Co., Inc.	37,011
65	Perrigo Co. plc, (Ireland)	9,483
117	Valeant Pharmaceuticals International, Inc. (a)	14,785

		583,766

	Total Health Care	1,565,919

	Industrials — 10.6%
	Aerospace & Defense — 3.6%
1,852	Honeywell International, Inc.	172,173
226	L-3 Communications Holdings, Inc.	27,327
34	Precision Castparts Corp.	8,650
1,534	United Technologies Corp.	177,151

		385,301

	Airlines — 1.1%
1,192	Delta Air Lines, Inc.	46,135
1,660	United Continental Holdings, Inc. (a)	68,161

		114,296

	Building Products — 0.4%
461	Fortune Brands Home & Security, Inc.	18,399
1,341	Masco Corp.	29,772

		48,171

	Construction & Engineering — 1.0%
1,448	Fluor Corp.	111,315

	Electrical Equipment — 1.4%
972	Eaton Corp. plc	75,057
1,070	Emerson Electric Co.	70,988

		146,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.0% (g)
19	Roper Industries, Inc.	2,817

	Machinery — 1.6%
311	Flowserve Corp.	23,149
335	Ingersoll-Rand plc	20,951
1,625	PACCAR, Inc.	102,097
164	SPX Corp.	17,771
45	WABCO Holdings, Inc. (a)	4,807

		168,775

	Road & Rail — 1.4%
89	Canadian Pacific Railway Ltd., (Canada)	16,134
2,078	CSX Corp.	64,033
59	J.B. Hunt Transport Services, Inc.	4,329
68	Kansas City Southern	7,299
616	Union Pacific Corp.	61,459

		153,254

	Trading Companies & Distributors — 0.1%
38	W.W. Grainger, Inc.	9,756

	Total Industrials	1,139,730

	Information Technology — 19.6%
	Communications Equipment — 2.1%
2,877	Cisco Systems, Inc.	71,495
215	Juniper Networks, Inc. (a)	5,271
1,851	QUALCOMM, Inc.	146,627

		223,393

	Electronic Equipment, Instruments & Components — 0.0% (g)
63	Amphenol Corp., Class A	6,107

	Internet Software & Services — 3.7%
21	Baidu, Inc., (China), ADR (a)	3,990
69	eBay, Inc. (a)	3,430
385	Facebook, Inc., Class A (a)	25,894
260	Google, Inc., Class A (a)	152,111
357	Google, Inc., Class C (a)	205,459
24	LinkedIn Corp., Class A (a)	4,170

		395,054

	IT Services — 3.0%
1,011	Accenture plc, (Ireland), Class A	81,699
122	Alliance Data Systems Corp. (a)	34,306
854	Cognizant Technology Solutions Corp., Class A (a)	41,785
277	Fidelity National Information Services, Inc.	15,135
324	MasterCard, Inc., Class A	23,772

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — continued
586	Visa, Inc., Class A	123,442

		320,139

	Semiconductors & Semiconductor Equipment — 4.2%
211	ARM Holdings plc, (United Kingdom), ADR	9,549
146	ASML Holding N.V., (Netherlands)	13,598
1,663	Avago Technologies Ltd., (Singapore)	119,879
1,274	Broadcom Corp., Class A	47,282
1,257	Freescale Semiconductor Ltd. (a)	29,549
1,614	KLA-Tencor Corp.	117,213
1,302	Lam Research Corp.	88,017
988	ON Semiconductor Corp. (a)	9,027
944	Teradyne, Inc.	18,508
19	Xilinx, Inc.	913

		453,535

	Software — 3.5%
982	Adobe Systems, Inc. (a)	71,067
548	Citrix Systems, Inc. (a)	34,251
5,001	Microsoft Corp.	208,541
917	Oracle Corp.	37,166
177	salesforce.com, Inc. (a)	10,307
26	Splunk, Inc. (a)	1,415
170	VMware, Inc., Class A (a)	16,436

		379,183

	Technology Hardware, Storage & Peripherals — 3.1%
56	3D Systems Corp. (a)	3,337
3,529	Apple, Inc.	327,994

		331,331

	Total Information Technology	2,108,742

	Materials — 3.8%
	Chemicals — 1.9%
410	Axiall Corp.	19,365
443	Dow Chemical Co. (The)	22,788
59	Ecolab, Inc.	6,595
118	LyondellBasell Industries N.V., Class A	11,506
173	Methanex Corp., (Canada)	10,676
593	Monsanto Co.	74,022
656	Mosaic Co. (The)	32,439
39	PPG Industries, Inc.	8,137
103	Sherwin-Williams Co. (The)	21,395

		206,923

	Containers & Packaging — 0.2%
317	Crown Holdings, Inc. (a)	15,791

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — continued
90	Packaging Corp. of America	6,420

		22,211

	Metals & Mining — 1.7%
4,768	Alcoa, Inc.	70,992
1,543	Freeport-McMoRan Copper & Gold, Inc.	56,308
2,224	United States Steel Corp.	57,909

		185,209

	Total Materials	414,343

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
3,215	Verizon Communications, Inc.	157,301

	Utilities — 2.1%
	Electric Utilities — 1.3%
151	Edison International	8,798
313	Entergy Corp.	25,727
949	Exelon Corp.	34,614
713	NextEra Energy, Inc.	73,037

		142,176

	Multi-Utilities — 0.8%
628	CenterPoint Energy, Inc.	16,027
294	CMS Energy Corp.	9,158
470	Dominion Resources, Inc.	33,629
357	NiSource, Inc.	14,042
188	Public Service Enterprise Group, Inc.	7,672

		80,528

	Total Utilities	222,704

	Total Common Stocks (Cost $7,349,084)	10,653,016

Short-Term Investment — 1.3%
	Investment Company — 1.3%
142,784	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $142,784)	142,784

	Total Investments — 100.1% (Cost $7,491,868)	10,795,800
	Liabilities in Excess of Other Assets — (0.1)%	(16,156)

	NET ASSETS — 100.0%	$10,779,644

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
774	E-mini S&P 500	09/19/14	$75,558	$490

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand shares or contracts.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$4,249,044		$271,868		$70,804
Investments in affiliates, at value	23,917		10,584		1,753

Total investment securities, at value	4,272,961		282,452		72,557
Cash	—	(a)	—		—
Receivables:
Investment securities sold	8,408		—		—
Fund shares sold	6,231		488		141
Dividends from non-affiliates	3,093		92		32
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	5		—		—

Total Assets	4,290,698		283,032		72,730

LIABILITIES:
Payables:
Distributions	198		—		—
Investment securities purchased	8,541		—		—
Fund shares redeemed	2,539		4		—
Accrued liabilities:
Investment advisory fees	885		137		38
Administration fees	294		19		5
Shareholder servicing fees	90		57		8
Distribution fees	42		6		—	(a)
Custodian and accounting fees	67		14		16
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	—	(a)
Registration Fee	—		—		15
Audit Fees	27		28		22
Other	27		2		6

Total Liabilities	12,712		267		110

Net Assets	$4,277,986		$282,765		$72,620

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$3,438,347	$234,167	$67,566
Accumulated undistributed (distributions in excess of) net investment income	831	(429)	62
Accumulated net realized gains (losses)	156,126	3,615	(159)
Net unrealized appreciation (depreciation)	682,682	45,412	5,151

Total Net Assets	$4,277,986	$282,765	$72,620

Net Assets:
Class A	$206,635	$16,996	$423
Class C	—	4,416	133
Class R5	—	45	—
Class R6	3,598,945	—	—
Institutional Class	389,507	—	—
Select Class	82,899	261,308	72,064

Total	$4,277,986	$282,765	$72,620

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,710	710	18
Class C	—	190	6
Class R5	—	2	—
Class R6	150,868	—	—
Institutional Class	16,330	—	—
Select Class	3,471	10,737	3,044

Net Asset Value (a):
Class A — Redemption price per share	$23.73	$23.95	$23.56
Class C — Offering price per share (b)	—	23.19	23.24
Class R5 — Offering and redemption price per share	—	24.65	—
Class R6 — Offering and redemption price per share	23.85	—	—
Institutional Class — Offering and redemption price per share	23.85	—	—
Select Class — Offering and redemption price per share	23.88	24.34	23.67
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.04	$25.28	$24.87

Cost of investments in non-affiliates	$3,566,715	$226,456	$65,653
Cost of investments in affiliates	23,917	10,584	1,753

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$7,407,670	$458,139		$4,997
Investments in affiliates, at value	82,188	4,891		5

Total investment securities, at value	7,489,858	463,030		5,002
Cash	—	—		—	(a)
Receivables:
Investment securities sold	11,985	918		161
Fund shares sold	39,361	360		36
Interest and dividends from non-affiliates	11,063	505		5
Dividends from affiliates	2	—	(a)	—	(a)
Due from Adviser	—	—		71
Deferred offering costs	—	—		48

Total Assets	7,552,269	464,813		5,323

LIABILITIES:
Payables:
Due to custodian	1	—		—
Distributions	4,476	67		5
Investment securities purchased	8,804	—		158
Fund shares redeemed	7,411	329		—
Outstanding options written, at fair value	—	—		37
Accrued liabilities:
Investment advisory fees	2,052	151		—
Administration fees	506	31		—
Shareholder servicing fees	1,362	95		1
Distribution fees	978	96		—	(a)
Custodian and accounting fees	109	18		25
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)
Transfer agent fees	709	111		2
Audit Fees	18	22		58
Other	314	25		2

Total Liabilities	26,740	945		288

Net Assets	$7,525,529	$463,868		$5,035

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$5,822,657	$301,470	$4,861
Accumulated undistributed (distributions in excess of) net investment income	1,539	(17)	(3)
Accumulated net realized gains (losses)	83,163	(4,352)	(122)
Net unrealized appreciation (depreciation)	1,618,170	166,767	299

Total Net Assets	$7,525,529	$463,868	$5,035

Net Assets:
Class A	$2,360,750	$419,465	$569
Class B	3,932	2,660	—
Class C	805,494	14,619	53
Class R2	28,733	—	—
Class R5	307,700	—	53
Class R6	551,378	—	53
Select Class	3,467,542	27,124	4,307

Total	$7,525,529	$463,868	$5,035

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	172,831	9,385	36
Class B	290	61	—
Class C	59,700	354	3
Class R2	2,107	—	—
Class R5	22,214	—	3
Class R6	39,830	—	3
Select Class	250,395	582	273

Net Asset Value (a):
Class A — Redemption price per share	$13.66	$44.70	$15.74
Class B — Offering price per share (b)	13.56	43.65	—
Class C — Offering price per share (b)	13.49	41.31	15.76
Class R2 — Offering and redemption price per share	13.64	—	—
Class R5 — Offering and redemption price per share	13.85	—	15.76
Class R6 — Offering and redemption price per share	13.84	—	15.76
Select Class — Offering and redemption price per share	13.85	46.58	15.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.42	$47.18	$16.61

Cost of investments in non-affiliates	$5,789,500	$291,372	$4,698
Cost of investments in affiliates	82,188	4,891	5
Premiums received from options written	—	—	37

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,912,672	$818,319		$10,653,016
Investments in affiliates, at value	62,826	1,458		142,784

Total investment securities, at value	14,975,498	819,777		10,795,800
Cash	—	—		4
Deposits at broker for futures contracts	—	—		3,364
Receivables:
Investment securities sold	21,369	11,277		32,913
Fund shares sold	18,083	281		20,193
Dividends from non-affiliates	4,486	552		7,170
Dividends from affiliates	2	—	(a)	1
Variation margin on futures contracts	—	—		15

Total Assets	15,019,438	831,887		10,859,460

LIABILITIES:
Payables:
Due to custodian	4	—	(a)	—
Distributions	—	30		2,630
Investment securities purchased	—	6,582		54,748
Fund shares redeemed	59,958	161		15,603
Accrued liabilities:
Investment advisory fees	5,571	268		3,457
Administration fees	1,023	56		726
Shareholder servicing fees	1,815	149		1,041
Distribution fees	1,448	27		397
Custodian and accounting fees	276	30		210
Trustees’ and Chief Compliance Officer’s fees	8	11		6
Other	3,603	126		998

Total Liabilities	73,706	7,440		79,816

Net Assets	$14,945,732	$824,447		$10,779,644

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$10,644,772	$582,659	$7,202,004
Accumulated undistributed (distributions in excess of) net investment income	(17,137)	(56)	572
Accumulated net realized gains (losses)	55,774	81,974	272,646
Net unrealized appreciation (depreciation)	4,262,323	159,870	3,304,422

Total Net Assets	$14,945,732	$824,447	$10,779,644

Net Assets:
Class A	$5,044,428	$92,161	$1,172,752
Class B	7,472	1,893	4,250
Class C	523,972	11,646	175,265
Class R2	222,421	455	126,549
Class R5	1,400,112	4,433	441,628
Class R6	2,709,590	50,923	2,392,416
Institutional Class	—	—	4,178,050
Select Class	5,037,737	662,936	2,288,734

Total	$14,945,732	$824,447	$10,779,644

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	155,272	5,542	78,582
Class B	261	116	289
Class C	18,498	717	11,994
Class R2	6,936	27	8,527
Class R5	42,758	268	29,517
Class R6	82,622	3,090	159,758
Institutional Class	—	—	279,370
Select Class	154,911	40,384	153,216

Net Asset Value (a):
Class A — Redemption price per share	$32.49	$16.63	$14.92
Class B — Offering price per share (b)	28.60	16.39	14.70
Class C — Offering price per share (b)	28.33	16.25	14.61
Class R2 — Offering and redemption price per share	32.07	16.58	14.84
Class R5 — Offering and redemption price per share	32.75	16.54	14.96
Class R6 — Offering and redemption price per share	32.80	16.48	14.98
Institutional Class — Offering and redemption price per share	—	—	14.96
Select Class — Offering and redemption price per share	32.52	16.42	14.94
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.29	$17.55	$15.75

Cost of investments in non-affiliates	$10,650,349	$658,449	$7,349,084
Cost of investments in affiliates	62,826	1,458	142,784

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3	$—	$—
Dividend income from non-affiliates	58,588	1,315	384
Dividend income from affiliates	12	1	—	(a)

Total investment income	58,603	1,316	384

EXPENSES:
Investment advisory fees	7,846	1,207	211
Administration fees	2,618	168	27
Distribution fees:
Class A	394	11	—	(a)
Class C	—	11	1
Shareholder servicing fees:
Class A	394	11	1
Class C	—	4	—	(a)
Class R5	—	— (a)	—
Institutional Class	291	—	—
Select Class	157	488	80
Custodian and accounting fees	114	26	27
Professional fees	76	48	41
Trustees’ and Chief Compliance Officer’s fees	30	2	—	(a)
Printing and mailing costs	58	10	10
Registration and filing fees	101	84	80
Transfer agent fees	484	24	7
Other	54	11	7

Total expenses	12,617	2,105	492

Less amounts waived	(535)	(81)	(97)
Less expense reimbursements	—	—	(73)

Net expenses	12,082	2,024	322

Net investment income (loss)	46,521	(708)	62

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	230,990	7,600	(77)
Futures	9,359	—	—

Net realized gain (loss)	240,349	7,600	(77)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	432,864	30,946	4,489
Futures	305	—	—

Change in net unrealized appreciation/depreciation	433,169	30,946	4,489

Net realized/unrealized gains (losses)	673,518	38,546	4,412

Change in net assets resulting from operations	$720,039	$37,838	$4,474

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund(a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$163,270	$9,808		$33
Dividend income from affiliates	35	1		—	(b)

Total investment income	163,305	9,809		33

EXPENSES:
Investment advisory fees	24,062	1,714		4
Administration fees	5,024	358		1
Distribution fees:
Class A	4,535	969		—	(b)
Class B	32	21		—
Class C	4,680	84		—	(b)
Class R2	104	—		—
Shareholder servicing fees:
Class A	4,535	969		—	(b)
Class B	11	7		—
Class C	1,560	28		—	(b)
Class R2	52	—		—
Class R5	124	—		—	(b)
Select Class	7,200	68		4
Custodian and accounting fees	198	33		25
Interest expense to affiliates	—	—	(b)	—
Professional fees	88	44		79
Trustees’ and Chief Compliance Officer’s fees	55	5		—	(b)
Printing and mailing costs	390	44		1
Registration and filing fees	635	131		2
Transfer agent fees	3,341	461		4
Offering costs	—	—		57
Other	101	12		6

Total expenses	56,727	4,948		183

Less amounts waived	(1,658)	(88)		(6)
Less expense reimbursements	—	—		(168)

Net expenses	55,069	4,860		9

Net investment income (loss)	108,236	4,949		24

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	125,411	51,392		(62)
Options written	—	—		(60)

Net realized gain (loss)	125,411	51,392		(122)

Distributions of capital gains received from investment company affiliates	1	—	(b)	—
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	934,953	34,471		299
Options Written	—	—		—	(b)

Change in net unrealized appreciation/depreciation	934,953	34,471		299

Net realized/unrealized gains (losses)	1,060,365	85,863		177

Change in net assets resulting from operations	$1,168,601	$90,812		$201

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$109,290	$15,703		$164,723
Dividend income from affiliates	99	4		21

Total investment income	109,389	15,707		164,744

EXPENSES:
Investment advisory fees	73,090	3,103		37,819
Administration fees	12,215	648		7,899
Distribution fees:
Class A	11,505	177		2,556
Class B	66	13		33
Class C	3,633	67		1,074
Class R2	1,092	2		507
Shareholder servicing fees:
Class A	11,505	177		2,556
Class B	22	5		11
Class C	1,211	22		358
Class R2	546	1		254
Class R5	664	5		219
Institutional Class	—	—		2,820
Select Class	13,400	1,589		7,487
Custodian and accounting fees	472	45		360
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	196	40		147
Trustees’ and Chief Compliance Officer’s fees	138	29		97
Printing and mailing costs	1,010	23		577
Registration and filing fees	704	92		356
Transfer agent fees	12,374	226		4,747
Other	248	97		213

Total expenses	144,091	6,361		70,090

Less amounts waived	(5,869)	(222)		(2,290)

Net expenses	138,222	6,139		67,800

Net investment income (loss)	(28,833)	9,568		96,944

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	571,342	122,050		724,520
Futures	1,482	1,885		12,307

Net realized gain (loss)	572,824	123,935		736,827

Distributions of capital gains received from investment company affiliates	1	4		2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,563,782	35,976		1,331,528
Futures	—	—		938

Change in net unrealized appreciation/depreciation	2,563,782	35,976		1,332,466

Net realized/unrealized gains (losses)	3,136,607	159,915		2,069,295

Change in net assets resulting from operations	$3,107,774	$169,483		$2,166,239

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,521	$23,459	$(708)	$(90)
Net realized gain (loss)	240,349	139,123	7,600	(26)
Change in net unrealized appreciation/depreciation	433,169	122,739	30,946	9,369

Change in net assets resulting from operations	720,039	285,321	37,838	9,253

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,624)	(897)	—	—
From net realized gains	(9,242)	(1,388)	—	—
Class R6
From net investment income	(39,209)	(19,141)	—	—
From net realized gains	(139,746)	(36,007)	—	—
Institutional Class
From net investment income	(4,083)	(2,982)	—	—
From net realized gains	(16,849)	(6,783)	—	—
Select Class
From net investment income	(775)	(417)	—	—
From net realized gains	(3,550)	(904)	—	—

Total distributions to shareholders	(215,078)	(68,519)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,946,173	377,140	142,647	53,837

NET ASSETS:
Change in net assets	2,451,134	593,942	180,485	63,090
Beginning of period	1,826,852	1,232,910	102,280	39,190

End of period	$4,277,986	$1,826,852	$282,765	$102,280

Accumulated undistributed (distributions in excess of) net investment income	$831	$294	$(429)	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62	$4	$108,236	$74,912
Net realized gain (loss)	(77)	251	125,411	69,841
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	4,489	434	934,953	479,810

Change in net assets resulting from operations	4,474	689	1,168,601	624,563

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(31,236)	(19,317)
From net realized gains	(5)	—	(30,026)	(5,498)
Class B
From net investment income	—	—	(50)	(70)
From net realized gains	—	—	(74)	(29)
Class C
From net investment income	—	—	(7,992)	(4,350)
From net realized gains	(2)	—	(10,640)	(1,406)
Class R2
From net investment income	—	—	(317)	(121)
From net realized gains	—	—	(336)	(24)
Class R5
From net investment income	—	—	(5,124)	(3,934)
From net realized gains	—	—	(3,803)	(977)
Class R6
From net investment income	—	—	(9,298)	(3,107)
From net realized gains	—	—	(7,928)	(431)
Select Class
From net investment income	— (a)	(5)	(54,801)	(42,429)
From net realized gains	(259)	—	(46,326)	(11,551)

Total distributions to shareholders	(266)	(5)	(207,951)	(93,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	64,555	5	2,056,118	1,764,743

NET ASSETS:
Change in net assets	68,763	689	3,016,768	2,296,062
Beginning of period	3,857	3,168	4,508,761	2,212,699

End of period	$72,620	$3,857	$7,525,529	$4,508,761

Accumulated undistributed (distributions in excess of) net investment income	$62	$— (a)	$1,539	$2,120

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2014(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,949	$4,234	$24
Net realized gain (loss)	51,392	29,391	(122)
Distributions of capital gains received from investment company affiliates	— (b)	—	—
Change in net unrealized appreciation/depreciation	34,471	45,073	299

Change in net assets resulting from operations	90,812	78,698	201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,431)	(4,024)	(4)
Return of capital			(1)
Class B
From net investment income	(18)	(25)	—
Class C
From net investment income	(99)	(55)	— (b)
Return of capital			— (b)
Class R5
From net investment income	—	—	— (b)
Return of capital			— (b)
Class R6
From net investment income	—	—	— (b)
Return of capital			(1)
Select Class
From net investment income	(332)	(234)	(23)
Return of capital			(20)

Total distributions to shareholders	(4,880)	(4,338)	(49)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,280)	12,439	4,883

NET ASSETS:
Change in net assets	68,652	86,799	5,035
Beginning of period	395,216	308,417	—

End of period	$463,868	$395,216	$5,035

Accumulated undistributed (distributions in excess of) net investment income	$(17)	$(79)	$(3)

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(28,833)	$46,607	$9,568	$8,082
Net realized gain (loss)	572,824	(326,384)	123,935	99,795
Distributions of capital gains received from investment company affiliates	1	—	4	—
Change in net unrealized appreciation/depreciation	2,563,782	1,289,666	35,976	52,178

Change in net assets resulting from operations	3,107,774	1,009,889	169,483	160,055

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(8,070)	(861)	(343)
From net realized gains	—	—	(1,655)	—
Class B
From net investment income	—	(3)	(12)	(9)
From net realized gains	—	—	(50)	—
Class C
From net investment income	—	(501)	(68)	(28)
From net realized gains	—	—	(233)	—
Class R2
From net investment income	—	(401)	(3)	(3)
From net realized gains	—	—	(14)	—
Class R5
From net investment income	—	(6,158)	(116)	(293)
From net realized gains	—	—	(599)	—
Class R6
From net investment income	—	(12,750)	(724)	(389)
From net realized gains	—	—	(1,655)	—
Select Class
From net investment income	—	(20,306)	(8,031)	(7,078)
From net realized gains	—	—	(21,436)	—

Total distributions to shareholders	—	(48,189)	(35,457)	(8,143)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	275,053	3,684,331	(6,000)	(90,864)

NET ASSETS:
Change in net assets	3,382,827	4,646,031	128,026	61,048
Beginning of period	11,562,905	6,916,874	696,421	635,373

End of period	$14,945,732	$11,562,905	$824,447	$696,421

Accumulated undistributed (distributions in excess of) net investment income	$(17,137)	$(4,932)	$(56)	$205

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	U.S. Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$96,944	$92,748
Net realized gain (loss)	736,827	480,203
Distributions of capital gains received from investment company affiliates	2	—
Change in net unrealized appreciation/depreciation	1,332,466	947,694

Change in net assets resulting from operations	2,166,239	1,520,645

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,068)	(8,381)
From net realized gains	(67,000)	(15,212)
Class B
From net investment income	(13)	(28)
From net realized gains	(307)	(97)
Class C
From net investment income	(512)	(586)
From net realized gains	(9,496)	(1,789)
Class R2
From net investment income	(595)	(467)
From net realized gains	(6,636)	(981)
Class R5
From net investment income	(4,728)	(5,910)
From net realized gains	(27,833)	(8,373)
Class R6
From net investment income	(23,536)	(17,082)
From net realized gains	(124,852)	(21,719)
Institutional Class
From net investment income	(34,846)	(12,288)
From net realized gains	(245,150)	(14,514)
Select Class
From net investment income	(24,079)	(48,777)
From net realized gains	(143,301)	(80,114)

Total distributions to shareholders	(720,952)	(236,318)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,347,074	249,947

NET ASSETS:
Change in net assets	2,792,361	1,534,274
Beginning of period	7,987,283	6,453,009

End of period	$10,779,644	$7,987,283

Accumulated undistributed (distributions in excess of) net investment income	$572	$931

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$110,205	$96,937	$18,137	$—
Distributions reinvested	10,845	2,272	—	—
Cost of shares redeemed	(42,738)	(28,925)	(1,412)	—

Change in net assets resulting from Class A capital transactions	$78,312	$70,284	$16,725	$—

Class C
Proceeds from shares issued	$—	$—	$4,982	$—
Cost of shares redeemed	—	—	(705)	—

Change in net assets resulting from Class C capital transactions	$—	$—	$4,277	$—

Class R5
Proceeds from shares issued	$—	$—	$4	$—
Cost of shares redeemed	—	—	— (a)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4	$—

Class R6
Proceeds from shares issued	$1,799,308	$438,811	$—	$—
Distributions reinvested	178,948	55,148	—	—
Cost of shares redeemed	(264,127)	(227,923)	—	—

Change in net assets resulting from Class R6 capital transactions	$1,714,129	$266,036	$—	$—

Institutional Class
Proceeds from shares issued	$148,282	$86,438	$—	$—
Distributions reinvested	18,575	9,649	—	—
Cost of shares redeemed	(45,570)	(75,564)	—	—

Change in net assets resulting from Institutional Class capital transactions	$121,287	$20,523	$—	$—

Select Class
Proceeds from shares issued	$43,804	$26,750	$133,469	$69,660
Distributions reinvested	3,427	943	—	—
Cost of shares redeemed	(14,786)	(7,396)	(11,828)	(15,823)

Change in net assets resulting from Select Class capital transactions	$32,445	$20,297	$121,641	$53,837

Total change in net assets resulting from capital transactions	$1,946,173	$377,140	$142,647	$53,837

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014		Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	5,011	5,299	763		—
Reinvested	507	125	—		—
Redeemed	(1,927)	(1,500)	(60)		—

Change in Class A Shares	3,591	3,924	703		—

Class C
Issued	—	—	214		—
Redeemed	—	—	(31)		—

Change in Class C Shares	—	—	183		—

Class R5
Issued	—	—	—	(a)	—
Redeemed	—	—	—	(a)	—

Change in Class R5 Shares	—	—	—	(a)	—

Class R6
Issued	82,159	22,846	—		—
Reinvested	8,286	3,035	—		—
Redeemed	(11,337)	(12,719)	—		—

Change in Class R6 Shares	79,108	13,162	—		—

Institutional Class
Issued	6,620	4,518	—		—
Reinvested	862	534	—		—
Redeemed	(2,038)	(3,999)	—		—

Change in Institutional Class Shares	5,444	1,053	—		—

Select Class
Issued	1,997	1,414	5,952		3,788
Reinvested	159	52	—		—
Redeemed	(673)	(391)	(526)		(900)

Change in Select Class Shares	1,483	1,075	5,426		2,888

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$490	$—	$1,182,529	$737,962
Distributions reinvested	5	—	59,065	23,473
Cost of shares redeemed	(167)	—	(454,907)	(202,721)

Change in net assets resulting from Class A capital transactions	$328	$—	$786,687	$558,714

Class B
Proceeds from shares issued	$—	$—	$1,047	$666
Distributions reinvested	—	—	112	87
Cost of shares redeemed	—	—	(1,961)	(1,725)

Change in net assets resulting from Class B capital transactions	$—	$—	$(802)	$(972)

Class C
Proceeds from shares issued	$62	$—	$374,473	$268,094
Distributions reinvested	2	—	15,425	4,630
Cost of shares redeemed	(12)	—	(89,920)	(34,460)

Change in net assets resulting from Class C capital transactions	$52	$—	$299,978	$238,264

Class R2
Proceeds from shares issued	$—	$—	$19,772	$12,892
Distributions reinvested	—	—	652	145
Cost of shares redeemed	—	—	(8,361)	(2,395)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12,063	$10,642

Class R5
Proceeds from shares issued	$—	$—	$133,602	$118,180
Distributions reinvested	—	—	8,807	4,911
Cost of shares redeemed	—	—	(103,835)	(32,438)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$38,574	$90,653

Class R6
Proceeds from shares issued	$—	$—	$392,844	$213,112
Distributions reinvested	—	—	14,091	2,662
Cost of shares redeemed	—	—	(150,821)	(74,123)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$256,114	$141,651

Select Class
Proceeds from shares issued	$74,941	$—	$1,343,746	$1,117,631
Distributions reinvested	100	5	51,006	23,225
Cost of shares redeemed	(10,866)	—	(731,248)	(415,065)

Change in net assets resulting from Select Class capital transactions	$64,175	$5	$663,504	$725,791

Total change in net assets resulting from capital transactions	$64,555	$5	$2,056,118	$1,764,743

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Equity Focus Fund			Equity Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013		Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	22	—		93,449	68,181
Reinvested	— (a)	—		4,669	2,207
Redeemed	(7)	—		(35,883)	(18,810)

Change in Class A Shares	15	—		62,235	51,578

Class B
Issued	—	—		85	62
Reinvested	—	—		9	8
Redeemed	—	—		(156)	(163)

Change in Class B Shares	—	—		(62)	(93)

Class C
Issued	4	—		30,145	24,888
Reinvested	— (a)	—		1,238	440
Redeemed	(1)	—		(7,181)	(3,212)

Change in Class C Shares	3	—		24,202	22,116

Class R2
Issued	—	—		1,554	1,186
Reinvested	—	—		52	13
Redeemed	—	—		(649)	(220)

Change in Class R2 Shares	—	—		957	979

Class R5
Issued	—	—		10,246	10,685
Reinvested	—	—		687	456
Redeemed	—	—		(8,034)	(3,032)

Change in Class R5 Shares	—	—		2,899	8,109

Class R6
Issued	—	—		30,669	19,542
Reinvested	—	—		1,095	241
Redeemed	—	—		(11,733)	(7,073)

Change in Class R6 Shares	—	—		20,031	12,710

Select Class
Issued	3,320	—		104,808	102,846
Reinvested	5	—	(a)	3,973	2,161
Redeemed	(475)	—		(56,929)	(38,275)

Change in Select Class Shares	2,850	—		51,852	66,732

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2014(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,727	$35,245	$1,573
Distributions reinvested	4,239	3,805	4
Cost of shares redeemed	(50,548)	(46,195)	(1,009)

Change in net assets resulting from Class A capital transactions	$(14,582)	$(7,145)	$568

Class B
Proceeds from shares issued	$86	$46	$—
Distributions reinvested	18	24	—
Cost of shares redeemed	(996)	(1,068)	—

Change in net assets resulting from Class B capital transactions	$(892)	$(998)	$—

Class C
Proceeds from shares issued	$6,964	$3,658	$50
Distributions reinvested	89	50	—	(b)
Cost of shares redeemed	(2,395)	(1,194)	—

Change in net assets resulting from Class C capital transactions	$4,658	$2,514	$50

Class R5
Proceeds from shares issued	$—	$—	$50
Distributions reinvested	—	—	1

Change in net assets resulting from Class R5 capital transactions	$—	$—	$51

Class R6
Proceeds from shares issued	$—	$—	$50
Distributions reinvested	—	—	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$51

Select Class
Proceeds from shares issued	$19,582	$29,596	$4,125
Distributions reinvested	296	181	38
Cost of shares redeemed	(26,342)	(11,709)	—

Change in net assets resulting from Select Class capital transactions	$(6,464)	$18,068	$4,163

Total change in net assets resulting from capital transactions	$(17,280)	$12,439	$4,883

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2014(a)
SHARE TRANSACTIONS:
Class A
Issued	791	1,056	100
Reinvested	102	113	—	(b)
Redeemed	(1,258)	(1,393)	(64)

Change in Class A Shares	(365)	(224)	36

Class B
Issued	2	2	—
Reinvested	— (b)	1	—
Redeemed	(25)	(33)	—

Change in Class B Shares	(23)	(30)	—

Class C
Issued	187	115	3
Reinvested	2	2	—	(b)
Redeemed	(65)	(39)	—

Change in Class C Shares	124	78	3

Class R5
Issued	—	—	3
Reinvested	—	—	—	(b)

Change in Class R5 Shares	—	—	3

Class R6
Issued	—	—	3
Reinvested	—	—	—	(b)

Change in Class R6 Shares	—	—	3

Select Class
Issued	473	860	270
Reinvested	7	5	3
Redeemed	(643)	(364)	—

Change in Select Class Shares	(163)	501	273

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,726,496	$1,681,868	$15,561	$9,793
Net assets acquired in Fund reorganization (See Note 8)	—	—	42,595	—
Distributions reinvested	—	7,269	2,439	334
Cost of shares redeemed	(1,431,629)	(758,726)	(15,944)	(7,966)

Change in net assets resulting from Class A capital transactions	$1,294,867	$930,411	$44,651	$2,161

Class B
Proceeds from shares issued	$146	$566	$33	$80
Net assets acquired in Fund reorganization (See Note 8)	—	—	1,079	—
Distributions reinvested	—	3	57	8
Cost of shares redeemed	(3,925)	(4,476)	(769)	(663)

Change in net assets resulting from Class B capital transactions	$(3,779)	$(3,907)	$400	$(575)

Class C
Proceeds from shares issued	$118,910	$216,349	$3,724	$2,372
Net assets acquired in Fund reorganization (See Note 8)	—	—	3,188	—
Distributions reinvested	—	328	268	26
Cost of shares redeemed	(90,812)	(55,203)	(1,946)	(1,593)

Change in net assets resulting from Class C capital transactions	$28,098	$161,474	$5,234	$805

Class R2
Proceeds from shares issued	$62,282	$136,252	$194	$282
Distributions reinvested	—	328	10	1
Cost of shares redeemed	(78,278)	(45,030)	(196)	(125)

Change in net assets resulting from Class R2 capital transactions	$(15,996)	$91,550	$8	$158

Class R5
Proceeds from shares issued	$365,422	$726,113	$514	$20,693
Net assets acquired in Fund reorganization (See Note 8)	—	—	2,180	—
Distributions reinvested	—	5,802	690	293
Cost of shares redeemed	(413,385)	(248,553)	(19,905)	(30,349)

Change in net assets resulting from Class R5 capital transactions	$(47,963)	$483,362	$(16,521)	$(9,363)

Class R6
Proceeds from shares issued	$665,288	$1,276,837	$4,941	$30,498
Distributions reinvested	—	11,769	2,379	389
Cost of shares redeemed	(692,012)	(323,090)	(8,427)	(4,653)

Change in net assets resulting from Class R6 capital transactions	$(26,724)	$965,516	$(1,107)	$26,234

Select Class
Proceeds from shares issued	$1,132,582	$2,425,990	$29,098	$15,803
Distributions reinvested	—	9,684	27,502	47
Cost of shares redeemed	(2,086,032)	(1,379,749)	(95,265)	(126,134)

Change in net assets resulting from Select Class capital transactions	$(953,450)	$1,055,925	$(38,665)	$(110,284)

Total change in net assets resulting from capital transactions	$275,053	$3,684,331	$(6,000)	$(90,864)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	94,359	68,413	1,021	764
Shares issued in connection with Fund reorganization (See Note 8)	—	—	2,898	—
Reinvested	—	299	162	26
Redeemed	(47,665)	(30,354)	(1,042)	(627)

Change in Class A Shares	46,694	38,358	3,039	163

Class B
Issued	6	26	3	6
Shares issued in connection with Fund reorganization (See Note 8)	—	—	74	—
Reinvested	—	— (a)	4	1
Redeemed	(148)	(204)	(51)	(54)

Change in Class B Shares	(142)	(178)	30	(47)

Class C
Issued	4,514	10,019	251	191
Shares issued in connection with Fund reorganization (See Note 8)	—	—	222	—
Reinvested	—	15	18	2
Redeemed	(3,428)	(2,519)	(131)	(134)

Change in Class C Shares	1,086	7,515	360	59

Class R2
Issued	2,078	5,599	12	24
Reinvested	—	14	1	— (a)
Redeemed	(2,597)	(1,823)	(13)	(10)

Change in Class R2 Shares	(519)	3,790	— (a)	14

Class R5
Issued	12,035	29,385	34	1,466
Shares issued in connection with Fund reorganization (See Note 8)	—	—	149	—
Reinvested	—	236	48	24
Redeemed	(13,642)	(9,897)	(1,358)	(2,472)

Change in Class R5 Shares	(1,607)	19,724	(1,127)	(982)

Class R6
Issued	22,243	51,377	329	2,468
Reinvested	—	478	161	29
Redeemed	(22,612)	(12,934)	(557)	(372)

Change in Class R6 Shares	(369)	38,921	(67)	2,125

Select Class
Issued	37,768	99,374	1,976	1,244
Reinvested	—	399	1,868	4
Redeemed	(67,981)	(55,281)	(6,280)	(10,585)

Change in Select Class Shares	(30,213)	44,492	(2,436)	(9,337)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$383,521	$317,607
Distributions reinvested	67,082	21,062
Cost of shares redeemed	(308,374)	(265,352)

Change in net assets resulting from Class A capital transactions	$142,229	$73,317

Class B
Proceeds from shares issued	$178	$82
Distributions reinvested	305	121
Cost of shares redeemed	(1,374)	(1,552)

Change in net assets resulting from Class B capital transactions	$(891)	$(1,349)

Class C
Proceeds from shares issued	$59,625	$35,948
Distributions reinvested	9,127	2,151
Cost of shares redeemed	(25,641)	(19,119)

Change in net assets resulting from Class C capital transactions	$43,111	$18,980

Class R2
Proceeds from shares issued	$54,604	$44,824
Distributions reinvested	6,417	1,212
Cost of shares redeemed	(22,308)	(13,937)

Change in net assets resulting from Class R2 capital transactions	$38,713	$32,099

Class R5
Proceeds from shares issued	$141,144	$134,146
Distributions reinvested	28,688	13,036
Cost of shares redeemed	(250,658)	(97,891)

Change in net assets resulting from Class R5 capital transactions	$(80,826)	$49,291

Class R6
Proceeds from shares issued	$764,394	$357,529
Distributions reinvested	140,851	36,658
Cost of shares redeemed	(184,568)	(332,840)

Change in net assets resulting from Class R6 capital transactions	$720,677	$61,347

Institutional Class
Proceeds from shares issued	$3,312,906	$646,883
Distributions reinvested	242,236	20,902
Cost of shares redeemed	(874,872)	(208,805)

Change in net assets resulting from Institutional Class capital transactions	$2,680,270	$458,980

Select Class
Proceeds from shares issued	$703,654	$1,142,555
Distributions reinvested	155,534	95,824
Cost of shares redeemed	(3,055,397)	(1,681,097)

Change in net assets resulting from Select Class capital transactions	$(2,196,209)	$(442,718)

Total change in net assets resulting from capital transactions	$1,347,074	$249,947

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	U.S. Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	27,421	26,919
Reinvested	4,947	1,851
Redeemed	(22,134)	(22,129)

Change in Class A Shares	10,234	6,641

Class B
Issued	13	7
Reinvested	23	11
Redeemed	(101)	(134)

Change in Class B Shares	(65)	(116)

Class C
Issued	4,349	3,084
Reinvested	690	195
Redeemed	(1,871)	(1,655)

Change in Class C Shares	3,168	1,624

Class R2
Issued	3,941	3,820
Reinvested	476	107
Redeemed	(1,596)	(1,185)

Change in Class R2 Shares	2,821	2,742

Class R5
Issued	9,994	11,490
Reinvested	2,106	1,138
Redeemed	(18,145)	(8,247)

Change in Class R5 Shares	(6,045)	4,381

Class R6
Issued	54,986	30,187
Reinvested	10,318	3,185
Redeemed	(13,029)	(29,466)

Change in Class R6 Shares	52,275	3,906

Institutional Class
Issued	229,320	53,674
Reinvested	17,794	1,809
Redeemed	(62,503)	(17,530)

Change in Institutional Class Shares	184,611	37,953

Select Class
Issued	51,196	96,628
Reinvested	11,454	8,441
Redeemed	(212,173)	(139,323)

Change in Select Class Shares	(149,523)	(34,254)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2014	$20.27	$0.23	(d)	$4.79	$5.02	$(0.21)	$(1.35)	$(1.56)
Year Ended June 30, 2013	17.42	0.20	(d)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(d)	1.54	1.72	(0.17)	—	(0.17)

Class R6
Year Ended June 30, 2014	20.36	0.34	(d)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(d)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(d)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(d)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(d)	1.56	1.80	(0.24)	—	(0.24)

Institutional Class
Year Ended June 30, 2014	20.36	0.32	(d)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(d)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(d)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(d)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(d)	1.57	1.80	(0.23)	—	(0.23)

Select Class
Year Ended June 30, 2014	20.39	0.28	(d)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(d)	1.56	1.77	(0.20)	—	(0.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.73	25.73%	$206,635	0.85%	1.02%	0.86%	113%
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169

23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169

23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169

23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Dynamic Growth Fund
Class A
Year Ended June 30, 2014	$18.94	$(0.07	)(e)(f)	$5.08	$5.01	$23.95
Year Ended June 30, 2013	15.89	(0.05	)(e)(g)	3.10	3.05	18.94
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	15.89
Year Ended June 30, 2011	11.44	(0.10	)(e)	4.13	4.03	15.47
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	11.44

Class C
Year Ended June 30, 2014	18.43	(0.20	)(e)(f)	4.96	4.76	23.19
Year Ended June 30, 2013	15.54	(0.14	)(e)(g)	3.03	2.89	18.43
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	15.54
Year Ended June 30, 2011	11.29	(0.17	)(e)	4.09	3.92	15.21
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	11.29

Class R5
Year Ended June 30, 2014	19.42	(0.04	)(e)(f)	5.27	5.23	24.65
Year Ended June 30, 2013	16.22	0.03	(e)(g)	3.17	3.20	19.42
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	16.22
Year Ended June 30, 2011	11.57	(0.04	)(e)	4.19	4.15	15.72
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	11.57

Select Class
Year Ended June 30, 2014	19.20	(0.08	)(e)(f)	5.22	5.14	24.34
Year Ended June 30, 2013	16.07	(0.03	)(e)(g)	3.16	3.13	19.20
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	16.07
Year Ended June 30, 2011	11.51	(0.06	)(e)	4.16	4.10	15.61
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	11.51

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.13, $(0.01), $0.09 and $0.06 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.05)%, 0.40% and 0.25% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (d)

26.45%	$16,996	1.24%	(0.30	)%(f)	1.25%	55%
19.19	126	1.25	(0.30	)(g)	1.42	82
2.71	106	1.24	(0.81)		1.44	99
35.23	103	1.23	(0.71)		3.18	97
15.44	76	1.25	(0.61)		5.82	39

25.83	4,416	1.74	(0.86	)(f)	1.75	55
18.60	123	1.74	(0.80	)(g)	1.92	82
2.17	104	1.74	(1.31)		1.94	99
34.72	102	1.73	(1.21)		3.68	97
14.74	75	1.75	(1.11)		6.32	39

26.93	45	0.80	(0.17	)(f)	0.84	55
19.73	32	0.80	0.15	(g)	0.97	82
3.18	27	0.79	(0.36)		0.99	99
35.87	26	0.78	(0.26)		2.73	97
15.93	19	0.80	(0.17)		5.37	39

26.77	261,308	1.00	(0.35	)(f)	1.04	55
19.48	101,999	1.00	(0.16	)(g)	1.14	82
2.95	38,953	0.99	(0.56)		1.19	99
35.62	43,617	0.97	(0.41)		1.59	97
15.68	2,130	1.00	(0.36)		5.57	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2014	$19.18	$(0.02	)(g)	$4.86	$4.84	$—	$(0.46)	$(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2014	19.01	(0.15	)(g)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select
Year Ended June 30, 2014	19.22	0.04	(g)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$23.56	25.43%	$423	1.24%	(0.10)%	2.11%	76%
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

23.24	24.86	133	1.74	(0.67)	2.82	76
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

23.67	25.75	72,064	0.99	0.19	1.51	76
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2014	$11.62	$0.21	(f)	$2.26	$2.47	$(0.21)	$(0.22)	$(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(h)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)

Class B
Year Ended June 30, 2014	11.54	0.15	(f)	2.24	2.39	(0.15)	(0.22)	(0.37)
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)

Class C
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)

Class R2
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.66	21.60%	$2,360,750	1.04%	1.68%		1.06%	20%
11.62	21.53	1,285,400	1.03	2.22	(h)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43

13.56	20.99	3,932	1.52	1.17		1.56	20
11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43

13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43

13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Year Ended June 30, 2014	$36.53	$0.47	(d)	$8.17	$8.64	$(0.47)
Year Ended June 30, 2013	29.43	0.40	(d)	7.11	7.51	(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(d)	2.83	3.18	(0.34)

Class B
Year Ended June 30, 2014	35.68	0.25	(d)	7.99	8.24	(0.27)
Year Ended June 30, 2013	28.76	0.23	(d)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(d)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(d)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(d)	2.76	2.99	(0.22)

Class C
Year Ended June 30, 2014	33.83	0.25	(d)	7.55	7.80	(0.32)
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(d)	2.66	2.87	(0.25)

Select Class
Year Ended June 30, 2014	38.03	0.58	(d)	8.52	9.10	(0.55)
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(d)	2.95	3.38	(0.41)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.70	23.74%	$419,465	1.13%	1.16%	1.15%	42%
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41

43.65	23.14	2,660	1.63	0.64	1.65	42
35.68	25.01	2,981	1.66	0.73	1.66	35
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41

41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41

46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total Distribution
Hedged Equity Fund
Class A
December 13, 2013 (g) through June 30, 2014	$15.00	$0.07	$0.84	$0.91	$(0.07)	$(0.10)	$(0.17)

Class C
December 13, 2013 (g) through June 30, 2014	15.00	0.05	0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
December 13, 2013 (g) through June 30, 2014	15.00	0.13	0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
December 13, 2013 (g) through June 30, 2014	15.00	0.13	0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
December 13, 2013 (g) through June 30, 2014	15.00	0.10	0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$15.74	6.11%	$569	0.85%	0.96%	16.65%	36%

15.76	5.87	53	1.35	0.56	10.04	36

15.76	6.37	53	0.40	1.51	9.10	36

15.76	6.39	53	0.35	1.56	9.05	36

15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2014	$26.01	$(0.10	)(f)	$6.58	$6.48	$—
Year Ended June 30, 2013	23.64	0.08	(f)(i)	2.37	2.45	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—

Class B
Year Ended June 30, 2014	23.01	(0.22	)(f)	5.81	5.59	—
Year Ended June 30, 2013	20.96	(0.04	)(f)(i)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—

Class C
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(i)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—

Class R2
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—
Year Ended June 30, 2013	23.44	0.01	(f)(i)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—

Class R5
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—
Year Ended June 30, 2013	23.74	0.17	(f)(i)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—

Class R6
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—
Year Ended June 30, 2013	23.76	0.18	(f)(i)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$32.49	24.91%	$5,044,428	1.10%	(0.34)%		1.19%	39%
26.01	10.40	2,824,115	1.09	0.30	(i)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61

28.60	24.29	7,472	1.58	(0.84)		1.68	39
23.01	9.81	9,278	1.59	(0.19	)(i)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61

28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(i)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61

32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(i)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61

32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(i)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61

32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(i)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund (continued)
Select Class
Year Ended June 30, 2014	$25.99	$(0.05	)(f)	$6.58	$6.53	$—
Year Ended June 30, 2013	23.61	0.12	(f)(i)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	—	(h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$32.52	25.13%	$5,037,737	0.93%	(0.18)%	0.94%	39%
25.99	10.58	4,811,907	0.91	0.50 (i)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)	0.90	28
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2014	$13.99	$0.17	(f)	$3.16	$3.33	$(0.18)	$(0.51)	$(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	13.80	0.09	(f)	3.11	3.20	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)

Class R6
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.63	24.46%	$92,161	0.93%	1.11%	1.06%	168%
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86

16.39	23.81	1,893	1.44	0.60	1.55	168
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86

16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86

16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86

16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86

16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2014	$12.80	$0.11	(f)	$3.09	$3.20	$(0.11)	$(0.97)	$(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	12.62	0.04	(f)	3.05	3.09	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)

Class R5
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.92	25.90%	$1,172,752	0.97%	0.77%	1.05%	73%
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84

14.70	25.35	4,250	1.45	0.28	1.55	73
12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84

14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84

14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84

14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84

14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Year Ended June 30, 2014	$12.82	$0.16	(f)	$3.10	$3.26	$(0.15)	$(0.97)	$(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)

Select Class
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.96	26.41%	$4,178,050	0.64%	1.12%	0.65%	73%
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84

14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, the Equity Focus Fund was not publicly offered for investment.

Hedged Equity Fund commenced operations on December 13, 2013. Prior to May 30, 2014, the Fund was not publicly offered for investment.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Focus Fund is to seek long-term capital appreciation.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seek capital appreciation and current income.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of the Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seek long term capital appreciation.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Large Cap Value Fund acquired all of the assets and liabilities of the JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,270,648	$2,313	$—	$4,272,961

Appreciation in Other Financial Instruments
Futures Contracts	$353	$—	$—	$353

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$282,452	$—	$—	$282,452

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$72,557	$—	$—	$72,557

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,489,858	$—	$—	$7,489,858

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$463,030	$—	$—	$463,030

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$5,002	$—	$—	$5,002

Liabilities (b)
Options Written
Call Options Written	$(32)	$—	$—	$(32)
Put Options Written	(5)	—	—	(5)

Total Liabilities	$(37)	$—	$—	$(37)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$14,975,498	$—	$—	$14,975,498

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$819,777	$—	$—	$819,777

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$10,795,800	$—	$—	$10,795,800

Appreciation in Other Financial Instruments
Futures Contracts	$490	$—	$—	$490

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2014, the Funds had no investments in restricted or illiquid securities.

C. Futures Contracts — Disciplined Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Disciplined Equity Fund	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$50,331	$31,496	$9,767	$54,902
Ending Notional Balance Long	25,479	—	—	75,558

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

D. Options — Hedged Equity Fund purchases and sells (“writes”) put and call options on indices to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying index. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting arrangements.

Transactions in options written during the period ended June 30, 2014 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at December 13, 2013*	—	$—
Options written	163	159
Options expired	—	—
Options closed	(113)	(122)

Options outstanding at June 30, 2014	50	$37

*	Commencement of operations.

The table below discloses the volume of the Fund’s options contracts activity during the period ended June 30, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	17
Average Number of Contracts Written	35
Ending Number of Contracts Purchased	25
Ending Number of Contracts Written	50

E. Offering and Organization Costs — Total offering costs of $105,370 incurred in connection with the offering of shares of Hedged Equity Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and the Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net realized Gains (losses)
Disciplined Equity Fund	$—	(a)	$(293)	$293
Dynamic Growth Fund	(455)		438	17
Equity Focus Fund	—		— (a)	—	(a)
Equity Income Fund	—		1	(1)
Growth and Income Fund	—	(a)	(7)	7
Hedged Equity Fund	—	(a)	— (a)	—	(a)
Large Cap Growth Fund	(16,982)		16,628	354
Large Cap Value Fund	6,132		(14)	(6,118)
U.S. Equity Fund	—	(a)	(926)	926

The reclassifications for the Funds relate primarily to tax attributes acquired as the result of a merger, net operating losses, non-taxable dividends, investments in real estate investment trusts and investments in regulated investment companies.

(a)	Amount rounds to less than $1,000.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Hedged Equity Fund	0.25	n/a	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$19		$—
Dynamic Growth Fund	39		—	(a)
Equity Focus Fund	—	(a)	—
Equity Income Fund	1,036		7
Growth and Income Fund	62		—	(a)
Large Cap Growth Fund	310		5
Large Cap Value Fund	12		—	(a)
U.S. Equity Fund	183		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Hedged Equity Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25		n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Focus Fund	1.25		n/a	1.75	n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30		1.80	1.80	n/a	n/a	n/a	n/a	0.90
Hedged Equity Fund	0.85		n/a	1.35	n/a	0.40	0.35	n/a	0.60
Large Cap Growth Fund	1.10		1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.93	*	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97		1.47	1.47	1.22	0.59	0.54	0.64	0.79

*	Prior to October 18, 2013, the expense limitation for Large Cap Value Fund Class A Shares was 0.95%.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$98	$298	$—	$396	$—
Dynamic Growth Fund	—	33	48	81	—
Equity Focus Fund	37	7	51	95	73
Equity Income Fund	612	797	—	1,409	—
Growth and Income Fund	—	—	3	3	—
Hedged Equity Fund	4	2	—	6	168
Large Cap Growth Fund	632	183	4,353	5,168	—
Large Cap Value Fund	67	14	90	171	—
U.S. Equity Fund	174	998	888	2,060	—

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Disciplined Equity Fund	$—		$2	$2
Equity Income Fund	2		15	17
Growth and Income Fund	8		66	74
Large Cap Growth Fund	6		34	40
Large Cap Value Fund	—	(a)	24	24
U.S. Equity Fund	—		1	1

(a)	Amount rounds to less than $1,000.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2014 were as follows (amounts in thousands):

Disciplined Equity Fund	$137
Equity Focus	2
Equity Income Fund	232
Growth and Income Fund	11
Large Cap Growth Fund	661
Large Cap Value Fund	27
U.S. Equity Fund	229

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$5,236,446	$3,468,686
Dynamic Growth Fund	241,059	108,191
Equity Focus Fund	86,987	24,272
Equity Income Fund	3,083,868	1,201,564
Growth and Income Fund	179,247	190,459
Hedged Equity Fund	5,766	1,164
Large Cap Growth Fund	5,931,067	5,496,728
Large Cap Value Fund	1,281,772	1,366,195
U.S. Equity Fund	7,486,159	6,767,862

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$3,623,597	$656,349	$6,985	$649,364
Dynamic Growth Fund	238,210	44,983	741	44,242
Equity Focus Fund	67,688	5,193	324	4,869

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$5,883,242	$1,607,739	$1,123	$1,606,616
Growth and Income Fund	298,718	165,008	696	164,312
Hedged Equity Fund	4,706	326	30	296
Large Cap Growth Fund	10,731,904	4,280,075	36,481	4,243,594
Large Cap Value Fund	666,865	154,664	1,752	152,912
U.S. Equity Fund	7,700,514	3,112,281	16,995	3,095,286

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investment in partnerships, non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Disciplined Equity Fund	$157,171	$57,907	$—	$215,078
Equity Focus Fund	70	196	—	266
Equity Income Fund	131,296	76,655	—	207,951
Growth and Income Fund	4,880	—	—	4,880
Hedged Equity Fund	27	—	22	49
Large Cap Value Fund	14,998	20,459	—	35,457
U.S. Equity Fund	374,644	346,308	—	720,952

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$46,178	$22,341	$68,519
Equity Focus Fund	5	—	5
Equity Income Fund	77,626	15,618	93,244
Growth and Income Fund	4,338	—	4,338
Large Cap Growth Fund	48,189	—	48,189
Large Cap Value Fund	8,143	—	8,143
U.S. Equity Fund	129,252	107,066	236,318

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$133,420	$57,080	—	$649,364
Dynamic Growth Fund	—	4,785	—	44,242
Equity Focus Fund	62	223	—	4,869
Equity Income Fund	19,147	81,619	—	1,606,616
Growth and Income Fund	84	(1,897)	—	164,312
Hedged Equity Fund	—	—	—	296
Large Cap Growth Fund	—	103,722	—	4,243,594
Large Cap Value Fund	44,292	49,550	(4,912)	152,912
U.S. Equity Fund	178,617	306,474	—	3,095,286

For the Funds the cumulative timing differences primarily consist of distributions payable, investment in partnerships, late year ordinary loss deferrals, non-taxable dividends, post-October capital loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

As of June 30, 2014, the Funds had pre-enactment net capital loss carryforwards of (amounts in thousands):

	2017	2018	Total
Growth and Income Fund	$—	$1,897	$1,897
Large Cap Value Fund	4,912	—	4,912	*

*	This amount does not include $1,637 of capital loss carryforwards not available due to Internal Revenue Code merger limitations.

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

		Post-Enactment Capital Loss Carryforwards Utilized
	Pre-Enactment Capital Loss Carryforwards Utilized	Short-Term	Total Capital Loss Carryforwards Utilized
Dynamic Growth Fund	$909	$1,907	$2,816
Growth and Income Fund	50,931	—	50,931
Large Cap Growth Fund	49,171	224,612	273,783
Large Cap Value Fund	3,453	—	3,453

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014 the following Funds deferred to July 1, 2014 post-October capital losses and late year ordinary losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Dynamic Growth Fund	$429	$—	$—
Equity Focus Fund	—	100	—
Hedged Equity Fund	—	17	101
Large Cap Growth Fund	17,041	29,215	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014. Borrowings from the Facility for the year ended June 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$25,928	0.20%	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Equity Fund.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

In addition, as of June 30, 2014 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	77.2%
Dynamic Growth Fund	73.4%	n/a
Large Cap Value Fund	79.0	n/a

Additionally, Large Cap Growth Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18th, 2013 the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,694,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

Acquiring Fund
Large Cap Value Fund				149,358
Class A	2,698	39,656	14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	29	430	14.65
Class R5	1,440	21,053	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Post Reorganization
Large Cap Value Fund				154,204
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	29	430	14.65
Class R5	1,589	23,233	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Acquiring Fund in an amount sufficient to offset costs incurred by the Acquiring Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Target Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$9,707
Net realized/unrealized gains (losses)	164,493

Change in net assets resulting from operations	$174,200

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since October 18, 2013.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Hedged Equity Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 13, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	109

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	111

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014 and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,081.10	$4.39	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,083.30	1.81	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual	1,000.00	1,082.80	2.32	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,081.90	3.10	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual	$1,000.00	$990.10	$6.12	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	987.60	8.57	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	992.00	3.90	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	991.40	4.89	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,040.20	$6.22	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,038.00	8.74	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Select
Actual	1,000.00	1,041.40	5.01	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Equity Income Fund
Class A
Actual	$1,000.00	$1,069.30	$5.34	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class B
Actual	1,000.00	1,066.20	7.89	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class C
Actual	1,000.00	1,066.00	7.89	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R2
Actual	1,000.00	1,068.20	6.62	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R5
Actual	1,000.00	1,071.30	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,071.60	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,070.30	4.06	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Growth and Income Fund
Class A
Actual	$1,000.00	$1,074.60	$5.92	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class B
Actual	1,000.00	1,072.00	8.48	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,072.00	8.48	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,076.20	4.58	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual	$1,000.00	$1,044.50	$4.31	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,042.30	6.84	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class R5
Actual	1,000.00	1,046.90	2.03	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,047.10	1.78	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Select Class
Actual	1,000.00	1,046.10	3.04	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,022.30	$5.52	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class B
Actual	1,000.00	1,020.00	8.01	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,020.20	8.01	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class R2
Actual	1,000.00	1,021.30	6.77	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class R5
Actual	1,000.00	1,024.40	3.71	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,024.70	3.46	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Select Class
Actual	1,000.00	1,023.30	4.72	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual	$1,000.00	$1,075.60	$4.79	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class B
Actual	1,000.00	1,073.50	7.45	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,073.30	7.45	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R2
Actual	1,000.00	1,073.90	6.17	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R5
Actual	1,000.00	1,077.10	3.04	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,077.70	2.78	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,076.60	4.07	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

U.S. Equity Fund
Class A
Actual	$1,000.00	$1,064.30	$4.96	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class B
Actual	1,000.00	1,061.60	7.51	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	1,061.70	7.51	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R2
Actual	1,000.00	1,063.40	6.24	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R5
Actual	1,000.00	1,066.90	3.02	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,067.00	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,066.60	3.28	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	1,065.90	4.05	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Equity Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	117

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

Proposal 2: To approve the replacement of the fundamental investment objective for the Large Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	125,187
Against	1,481
Abstain	939
Broker Non Votes	144,718

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	183,396
Against	3,938
Abstain	2,575
Broker Non Votes	71,772

Proposal 3: To approve the replacement of the fundamental investment objective for the Equity Income Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	146,241
Against	2,050
Abstain	1,740
Broker Non Votes	184,249

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	201,763
Against	4,939
Abstain	4,099
Broker Non Votes	75,735

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Disciplined Equity Fund	25.21%
Dynamic Growth Fund	100.00
Equity Focus Fund	100.00
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	24.34
U.S. Equity Fund	38.95

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$57,907
Equity Focus Fund	196
Equity Income Fund	76,655
Large Cap Value Fund	20,459
U.S. Equity Fund	346,308

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$58,588
Equity Focus Fund	70
Equity Income Fund	131,295
Growth and Income Fund	4,880
Hedged Equity Fund	27
Large Cap Value Fund	14,998
U.S. Equity Fund	164,821

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	119

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 30, 2014	AN-LCE-614

Annual Report

J.P. Morgan Equity Funds

June 30, 2014

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.27%
S&P 500 Index	24.61%

Net Assets as of 6/30/2014 (In Thousands)	$1,902,738

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)*** (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed largely in line with the Benchmark for the 12 months ended June 30, 2014. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

Overall, the U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014, and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December 2013.

During 2014, investors began to question the strength of the global economy as bond yields across the developed world continued to fall. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic data pointed to a stronger U.S. economy than was previously suggested.

All 10 sectors within the Benchmark generated positive absolute returns during the reporting period. The materials and information technology sectors were the leading contributors to performance, while the telecommunication services and consumer staples sectors were the bottom contributors to Fund performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.2%
2.	Exxon Mobil Corp.	2.5
3.	Microsoft Corp.	1.8
4.	Johnson & Johnson	1.7
5.	General Electric Co.	1.5
6.	Wells Fargo & Co.	1.4
7.	Chevron Corp.	1.4
8.	Berkshire Hathaway, Inc., Class B	1.3
9.	JPMorgan Chase & Co.	1.2
10.	Procter & Gamble Co. (The)	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.6%
Financials	16.0
Health Care	13.2
Consumer Discretionary	11.7
Energy	10.8
Industrials	10.4
Consumer Staples	9.4
Materials	3.5
Utilities	3.1
Telecommunication Services	2.4
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		23.95%	18.30%	7.32%
With Sales Charge*		17.44	17.03	6.75
CLASS B SHARES	January 14, 1994
Without CDSC		23.01	17.41	6.68
With CDSC**		18.01	17.20	6.68
CLASS C SHARES	November 4, 1997
Without CDSC		23.01	17.41	6.52
With CDSC***		22.01	17.41	6.52
SELECT CLASS SHARES	July 2, 1991	24.27	18.59	7.59

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The Lipper S&P 500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	25.26%
S&P 1000 Index	25.36%

Net Assets as of 6/30/2014 (In Thousands)	$1,564,028

INVESTMENT OBJECTIVE**

Prior to June 10, 2014, the JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) sought to provide a return which substantially duplicated the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index. ***

Effective June 10, 2014, when shareholders of the Fund approved a change in the Fund’s investment objective, the Fund seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 1000 Index (the “Benchmark”), which is a market-capitalization weighted combination of the S&P SmallCap 600 and the S&P MidCap 400 indexes, for the 12 months ended June 30, 2014. The Fund’s security selection in the basic materials and the energy sectors was a leading detractor from performance relative to the Benchmark, while security selection in the consumer stable and retail sectors was a leading positive contributor to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in SunEdison Inc. and Community Health Systems Inc. and its overweight position in General Cable Corp. Shares of SunEdison, a maker of silicon wafers and solar energy products, gained from the continued expansion of its solar energy business. Shares of Community Health Systems, an operator of U.S. hospitals, traded higher after the company forecast cash flow above estimates. Shares of General Cable, a manufacturer of copper, aluminum and fiber-optic wire and cable, fell after the company forecast lower-than-expected operating income and earnings.

Individual contributors to relative performance included the Fund’s overweight positions in Hanesbrands Inc., Hillshire Brands Co. and Protective Life Corp. Shares of Hanesbrands, a maker of brand-name apparel, traded higher after the company forecast earnings above estimates. Shares of Hillshire Brands, a food product manufacturer, gained on expectations that it would be acquired at a high price. Shares of Protective Life, a financial services company, traded higher on the company’s forecast for revenue growth and an acquisition offer from Dai-Ichi Insurance Co. late in the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Hanesbrands, Inc.	0.9%
2.	Hillshire Brands Co.	0.7
3.	Advance Auto Parts, Inc.	0.7
4.	Everest Re Group Ltd., (Bermuda)	0.6
5.	Foot Locker, Inc.	0.6
6.	Fidelity National Financial, Inc., Class A	0.6
7.	Skyworks Solutions, Inc.	0.6
8.	Arrow Electronics, Inc.	0.6
9.	Alaska Air Group, Inc.	0.6
10.	Manpowergroup, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Financials	21.3%
Information Technology	16.6
Industrials	16.5
Consumer Discretionary	12.2
Health Care	9.2
Materials	6.5
Energy	5.8
Utilities	4.6
Consumer Staples	3.7
Others (each less than 1.0%)	0.7
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P MidCap 400 Index”, “S&P SmallCap 600 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
Without Sales Charge		24.96%	21.14%	9.83%
With Sales Charge*		18.44	19.84	9.24
CLASS B SHARES	July 31, 1998
Without CDSC		24.18	20.28	9.19
With CDSC**		19.18	20.08	9.19
CLASS C SHARES	March 22, 1999
Without CDSC		24.03	20.28	9.04
With CDSC***		23.03	20.28	9.04
CLASS R2 SHARES	November 3, 2008	24.60	20.74	9.45
SELECT CLASS SHARES	July 31, 1998	25.26	21.42	10.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Mid-Cap Core Funds Index and the Lipper Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Small-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and small cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.4%
		Consumer Discretionary — 11.8%
		Auto Components — 0.4%
25		BorgWarner, Inc.	1,618
30		Delphi Automotive plc, (United Kingdom)	2,063
30		Goodyear Tire & Rubber Co. (The)	833
72		Johnson Controls, Inc.	3,601

			8,115

		Automobiles — 0.7%
429		Ford Motor Co.	7,403
143		General Motors Co.	5,184
24		Harley-Davidson, Inc.	1,656

			14,243

		Distributors — 0.1%
17		Genuine Parts Co.	1,464

		Diversified Consumer Services — 0.1%
–	(h)	Graham Holdings Co., Class B	341
30		H&R Block, Inc.	998

			1,339

		Hotels, Restaurants & Leisure — 1.7%
48		Carnival Corp.	1,793
3		Chipotle Mexican Grill, Inc. (a)	2,000
14		Darden Restaurants, Inc.	663
24		Marriott International, Inc., Class A	1,528
107		McDonald’s Corp.	10,813
82		Starbucks Corp.	6,326
21		Starwood Hotels & Resorts Worldwide, Inc.	1,685
14		Wyndham Worldwide Corp.	1,047
9		Wynn Resorts Ltd.	1,826
48		Yum! Brands, Inc.	3,892

			31,573

		Household Durables — 0.4%
31		D.R. Horton, Inc.	764
13		Garmin Ltd., (Switzerland)	812
7		Harman International Industries, Inc.	795
15		Leggett & Platt, Inc.	516
19		Lennar Corp., Class A	801
7		Mohawk Industries, Inc. (a)	919
30		Newell Rubbermaid, Inc.	931
37		PulteGroup, Inc.	746
8		Whirlpool Corp.	1,175

			7,459

		Internet & Catalog Retail — 1.3%
40		Amazon.com, Inc. (a)	13,146

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
11	Expedia, Inc.	878
7	Netflix, Inc. (a)	2,868
6	Priceline Group, Inc. (The) (a)	6,850
12	TripAdvisor, Inc. (a)	1,313

		25,055

	Leisure Products — 0.1%
13	Hasbro, Inc.	665
37	Mattel, Inc.	1,436

		2,101

	Media — 3.6%
24	Cablevision Systems Corp., Class A	415
57	CBS Corp. (Non-Voting), Class B	3,566
282	Comcast Corp., Class A	15,155
51	DIRECTV (a)	4,326
24	Discovery Communications, Inc., Class A (a)	1,759
25	Gannett Co., Inc.	770
46	Interpublic Group of Cos., Inc. (The)	898
54	News Corp., Class A (a)	970
28	Omnicom Group, Inc.	1,999
12	Scripps Networks Interactive, Inc., Class A	944
30	Time Warner Cable, Inc.	4,457
96	Time Warner, Inc.	6,729
208	Twenty-First Century Fox, Inc., Class A	7,308
42	Viacom, Inc., Class B	3,684
175	Walt Disney Co. (The)	14,996

		67,976

	Multiline Retail — 0.6%
33	Dollar General Corp. (a)	1,889
22	Dollar Tree, Inc. (a)	1,223
10	Family Dollar Stores, Inc.	687
21	Kohl’s Corp.	1,115
39	Macy’s, Inc.	2,271
15	Nordstrom, Inc.	1,037
69	Target Corp.	3,987

		12,209

	Specialty Retail — 2.0%
7	AutoNation, Inc. (a)	410
4	AutoZone, Inc. (a)	1,935
22	Bed Bath & Beyond, Inc. (a)	1,271
30	Best Buy Co., Inc.	928
24	CarMax, Inc. (a)	1,245
12	GameStop Corp., Class A	504
28	Gap, Inc. (The)	1,174
149	Home Depot, Inc. (The)	12,028

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Specialty Retail — continued
27	L Brands, Inc.	1,562
108	Lowe’s Cos., Inc.	5,197
12	O’Reilly Automotive, Inc. (a)	1,735
11	PetSmart, Inc.	644
23	Ross Stores, Inc.	1,526
70	Staples, Inc.	761
12	Tiffany & Co.	1,208
76	TJX Cos., Inc. (The)	4,042
15	Tractor Supply Co.	908
11	Urban Outfitters, Inc. (a)	375

		37,453

	Textiles, Apparel & Luxury Goods — 0.8%
30	Coach, Inc.	1,018
5	Fossil Group, Inc. (a)	540
20	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,731
80	NIKE, Inc., Class B	6,212
9	PVH Corp.	1,042
6	Ralph Lauren Corp.	1,022
18	Under Armour, Inc., Class A (a)	1,046
37	V.F. Corp.	2,355

		14,966

	Total Consumer Discretionary	223,953

	Consumer Staples — 9.5%
	Beverages — 2.1%
18	Brown-Forman Corp., Class B	1,658
410	Coca-Cola Co. (The)	17,388
25	Coca-Cola Enterprises, Inc.	1,213
18	Constellation Brands, Inc., Class A (a)	1,615
21	Dr. Pepper Snapple Group, Inc.	1,249
17	Molson Coors Brewing Co., Class B	1,280
15	Monster Beverage Corp. (a)	1,044
165	PepsiCo, Inc.	14,708

		40,155

	Food & Staples Retailing — 2.3%
48	Costco Wholesale Corp.	5,481
127	CVS Caremark Corp.	9,570
55	Kroger Co. (The)	2,735
25	Safeway, Inc.	859
63	Sysco Corp.	2,377
95	Walgreen Co.	7,068
175	Wal-Mart Stores, Inc.	13,140
40	Whole Foods Market, Inc.	1,542

		42,772

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.6%
71	Archer-Daniels-Midland Co.	3,135
19	Campbell Soup Co.	890
46	ConAgra Foods, Inc.	1,357
67	General Mills, Inc.	3,506
16	Hershey Co. (The)	1,578
15	Hormel Foods Corp.	721
11	JM Smucker Co. (The)	1,200
28	Kellogg Co.	1,819
14	Keurig Green Mountain, Inc.	1,718
65	Kraft Foods Group, Inc.	3,875
14	McCormick & Co., Inc. (Non-Voting)	1,015
22	Mead Johnson Nutrition Co.	2,045
184	Mondelez International, Inc., Class A	6,908
30	Tyson Foods, Inc., Class A	1,122

		30,889

	Household Products — 1.9%
14	Clorox Co. (The)	1,276
94	Colgate-Palmolive Co.	6,438
41	Kimberly-Clark Corp.	4,551
294	Procter & Gamble Co. (The)	23,094

		35,359

	Personal Products — 0.1%
47	Avon Products, Inc.	689
27	Estee Lauder Cos., Inc. (The), Class A	2,038

		2,727

	Tobacco — 1.5%
216	Altria Group, Inc.	9,047
39	Lorillard, Inc.	2,400
171	Philip Morris International, Inc.	14,401
34	Reynolds American, Inc.	2,039

		27,887

	Total Consumer Staples	179,789

	Energy — 10.8%
	Energy Equipment & Services — 2.1%
47	Baker Hughes, Inc.	3,525
22	Cameron International Corp. (a)	1,501
7	Diamond Offshore Drilling, Inc.	370
25	Ensco plc, (United Kingdom), Class A	1,410
26	FMC Technologies, Inc. (a)	1,560
92	Halliburton Co.	6,512
12	Helmerich & Payne, Inc.	1,364
28	Nabors Industries Ltd., (Bermuda)	835
47	National Oilwell Varco, Inc.	3,837
28	Noble Corp. plc, (United Kingdom)	926

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
14	Rowan Cos. plc, Class A	431
141	Schlumberger Ltd.	16,679
37	Transocean Ltd., (Switzerland)	1,664

		40,614

	Oil, Gas & Consumable Fuels — 8.7%
55	Anadarko Petroleum Corp.	6,004
42	Apache Corp.	4,214
45	Cabot Oil & Gas Corp.	1,547
55	Chesapeake Energy Corp.	1,709
207	Chevron Corp.	26,988
9	Cimarex Energy Co.	1,356
133	ConocoPhillips	11,430
25	CONSOL Energy, Inc.	1,150
38	Denbury Resources, Inc.	705
42	Devon Energy Corp.	3,306
59	EOG Resources, Inc.	6,935
16	EQT Corp.	1,762
466	Exxon Mobil Corp.	46,951
29	Hess Corp.	2,834
73	Kinder Morgan, Inc.	2,631
73	Marathon Oil Corp.	2,931
31	Marathon Petroleum Corp.	2,447
18	Murphy Oil Corp.	1,218
15	Newfield Exploration Co. (a)	654
39	Noble Energy, Inc.	3,022
85	Occidental Petroleum Corp.	8,756
23	ONEOK, Inc.	1,537
29	Peabody Energy Corp.	482
61	Phillips 66	4,942
16	Pioneer Natural Resources Co.	3,570
20	QEP Resources, Inc.	675
18	Range Resources Corp.	1,592
38	Southwestern Energy Co. (a)	1,744
73	Spectra Energy Corp.	3,094
14	Tesoro Corp.	824
58	Valero Energy Corp.	2,903
80	Williams Cos., Inc. (The)	4,668

		164,581

	Total Energy	205,195

	Financials — 16.0%
	Banks — 5.9%
1,142	Bank of America Corp.	17,551
78	BB&T Corp.	3,076
330	Citigroup, Inc.	15,537

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
20	Comerica, Inc.	990
92	Fifth Third Bancorp	1,972
90	Huntington Bancshares, Inc.	858
411	JPMorgan Chase & Co. (q)	23,682
96	KeyCorp	1,375
14	M&T Bank Corp.	1,748
58	PNC Financial Services Group, Inc. (The)	5,165
150	Regions Financial Corp.	1,590
58	SunTrust Banks, Inc.	2,318
197	U.S. Bancorp	8,539
520	Wells Fargo & Co.	27,357
20	Zions Bancorporation	589

		112,347

	Capital Markets — 2.2%
6	Affiliated Managers Group, Inc. (a)	1,234
21	Ameriprise Financial, Inc.	2,474
124	Bank of New York Mellon Corp. (The)	4,641
14	BlackRock, Inc.	4,342
127	Charles Schwab Corp. (The)	3,425
31	E*TRADE Financial Corp. (a)	666
44	Franklin Resources, Inc.	2,523
45	Goldman Sachs Group, Inc. (The)	7,562
47	Invesco Ltd.	1,774
11	Legg Mason, Inc.	573
152	Morgan Stanley	4,914
24	Northern Trust Corp.	1,557
47	State Street Corp.	3,146
29	T. Rowe Price Group, Inc.	2,408

		41,239

	Consumer Finance — 1.0%
99	American Express Co.	9,379
62	Capital One Financial Corp.	5,127
51	Discover Financial Services	3,139
46	Navient Corp.	813

		18,458

	Diversified Financial Services — 1.8%
196	Berkshire Hathaway, Inc., Class B (a)	24,745
34	CME Group, Inc.	2,432
12	Intercontinental Exchange, Inc.	2,361
34	Leucadia National Corp.	903
30	McGraw Hill Financial, Inc.	2,454
20	Moody’s Corp.	1,790
13	NASDAQ OMX Group, Inc. (The)	494

		35,179

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 2.8%
37	ACE Ltd., (Switzerland)	3,803
49	Aflac, Inc.	3,070
47	Allstate Corp. (The)	2,767
157	American International Group, Inc.	8,574
32	Aon plc, (United Kingdom)	2,901
8	Assurant, Inc.	510
27	Chubb Corp. (The)	2,447
16	Cincinnati Financial Corp.	768
54	Genworth Financial, Inc., Class A (a)	938
49	Hartford Financial Services Group, Inc. (The)	1,749
29	Lincoln National Corp.	1,473
33	Loews Corp.	1,459
60	Marsh & McLennan Cos., Inc.	3,093
122	MetLife, Inc.	6,791
30	Principal Financial Group, Inc.	1,500
59	Progressive Corp. (The)	1,500
50	Prudential Financial, Inc.	4,454
10	Torchmark Corp.	781
38	Travelers Cos., Inc. (The)	3,549
28	Unum Group	972
29	XL Group plc, (Ireland)	965

		54,064

	Real Estate Investment Trusts (REITs) — 2.2%
43	American Tower Corp.	3,867
16	Apartment Investment & Management Co., Class A	512
13	AvalonBay Communities, Inc.	1,881
17	Boston Properties, Inc.	1,964
36	Crown Castle International Corp.	2,692
36	Equity Residential	2,298
7	Essex Property Trust, Inc.	1,255
57	General Growth Properties, Inc.	1,334
50	HCP, Inc.	2,059
33	Health Care REIT, Inc.	2,079
82	Host Hotels & Resorts, Inc.	1,809
45	Kimco Realty Corp.	1,025
15	Macerich Co. (The)	1,020
19	Plum Creek Timber Co., Inc.	867
54	Prologis, Inc.	2,230
16	Public Storage	2,697
34	Simon Property Group, Inc.	5,609
32	Ventas, Inc.	2,049
19	Vornado Realty Trust	2,020
64	Weyerhaeuser Co.	2,103

		41,370

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.0% (g)
30	CBRE Group, Inc., Class A (a)	970

	Thrifts & Mortgage Finance — 0.1%
52	Hudson City Bancorp, Inc.	508
34	People’s United Financial, Inc.	511

		1,019

	Total Financials	304,646

	Health Care — 13.2%
	Biotechnology — 2.5%
21	Alexion Pharmaceuticals, Inc. (a)	3,356
82	Amgen, Inc.	9,731
26	Biogen Idec, Inc. (a)	8,122
87	Celgene Corp. (a)	7,469
167	Gilead Sciences, Inc. (a)	13,826
9	Regeneron Pharmaceuticals, Inc. (a)	2,445
26	Vertex Pharmaceuticals, Inc. (a)	2,428

		47,377

	Health Care Equipment & Supplies — 2.1%
163	Abbott Laboratories	6,671
59	Baxter International, Inc.	4,260
21	Becton, Dickinson and Co.	2,482
144	Boston Scientific Corp. (a)	1,834
8	C.R. Bard, Inc.	1,184
23	CareFusion Corp. (a)	999
49	Covidien plc, (Ireland)	4,415
15	DENTSPLY International, Inc.	729
11	Edwards Lifesciences Corp. (a)	983
4	Intuitive Surgical, Inc. (a)	1,717
108	Medtronic, Inc.	6,917
31	St. Jude Medical, Inc.	2,137
32	Stryker Corp.	2,708
11	Varian Medical Systems, Inc. (a)	939
18	Zimmer Holdings, Inc.	1,893

		39,868

	Health Care Providers & Services — 2.0%
39	Aetna, Inc.	3,147
25	AmerisourceBergen Corp.	1,782
37	Cardinal Health, Inc.	2,533
29	Cigna Corp.	2,683
19	DaVita HealthCare Partners, Inc. (a)	1,396
84	Express Scripts Holding Co. (a)	5,820
17	Humana, Inc.	2,147
9	Laboratory Corp. of America Holdings (a)	943
25	McKesson Corp.	4,663
9	Patterson Cos., Inc.	352

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
16	Quest Diagnostics, Inc.	921
11	Tenet Healthcare Corp. (a)	498
106	UnitedHealth Group, Inc.	8,699
30	WellPoint, Inc.	3,268

		38,852

	Health Care Technology — 0.1%
32	Cerner Corp. (a)	1,654

	Life Sciences Tools & Services — 0.4%
36	Agilent Technologies, Inc.	2,079
12	PerkinElmer, Inc.	576
43	Thermo Fisher Scientific, Inc.	5,112
9	Waters Corp. (a)	961

		8,728

	Pharmaceuticals — 6.1%
173	AbbVie, Inc.	9,745
19	Actavis plc (a)	4,225
32	Allergan, Inc.	5,468
180	Bristol-Myers Squibb Co.	8,730
107	Eli Lilly & Co.	6,651
26	Forest Laboratories, Inc. (a)	2,579
18	Hospira, Inc. (a)	932
307	Johnson & Johnson	32,142
317	Merck & Co., Inc.	18,359
41	Mylan, Inc. (a)	2,093
15	Perrigo Co. plc, (Ireland)	2,118
693	Pfizer, Inc.	20,559
54	Zoetis, Inc.	1,756

		115,357

	Total Health Care	251,836

	Industrials — 10.4%
	Aerospace & Defense — 2.6%
73	Boeing Co. (The)	9,269
35	General Dynamics Corp.	4,122
85	Honeywell International, Inc.	7,904
9	L-3 Communications Holdings, Inc.	1,131
29	Lockheed Martin Corp.	4,653
23	Northrop Grumman Corp.	2,782
16	Precision Castparts Corp.	3,968
34	Raytheon Co.	3,134
15	Rockwell Collins, Inc.	1,150
30	Textron, Inc.	1,161
92	United Technologies Corp.	10,574

		49,848

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.7%
16	C.H. Robinson Worldwide, Inc.	1,028
21	Expeditors International of Washington, Inc.	946
30	FedEx Corp.	4,567
77	United Parcel Service, Inc., Class B	7,858

		14,399

	Airlines — 0.3%
92	Delta Air Lines, Inc.	3,565
75	Southwest Airlines Co.	2,018

		5,583

	Building Products — 0.1%
10	Allegion plc, (Ireland)	553
39	Masco Corp.	859

		1,412

	Commercial Services & Supplies — 0.5%
19	ADT Corp. (The)	661
11	Cintas Corp.	697
19	Iron Mountain, Inc.	658
22	Pitney Bowes, Inc.	608
29	Republic Services, Inc.	1,102
9	Stericycle, Inc. (a)	1,089
50	Tyco International Ltd., (Switzerland)	2,284
47	Waste Management, Inc.	2,101

		9,200

	Construction & Engineering — 0.1%
17	Fluor Corp.	1,329
14	Jacobs Engineering Group, Inc. (a)	765
24	Quanta Services, Inc. (a)	818

		2,912

	Electrical Equipment — 0.6%
27	AMETEK, Inc.	1,393
52	Eaton Corp. plc	3,995
76	Emerson Electric Co.	5,057
15	Rockwell Automation, Inc.	1,882

		12,327

	Industrial Conglomerates — 2.4%
67	3M Co.	9,668
65	Danaher Corp.	5,144
1,089	General Electric Co. (k)	28,618
11	Roper Industries, Inc.	1,582

		45,012

	Machinery — 1.7%
68	Caterpillar, Inc.	7,367
19	Cummins, Inc.	2,865

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — continued
40	Deere & Co.	3,577
18	Dover Corp.	1,644
15	Flowserve Corp.	1,109
41	Illinois Tool Works, Inc.	3,609
27	Ingersoll-Rand plc	1,704
11	Joy Global, Inc.	668
39	PACCAR, Inc.	2,420
12	Pall Corp.	1,017
16	Parker Hannifin Corp.	2,034
21	Pentair plc, (United Kingdom)	1,525
6	Snap-on, Inc.	750
17	Stanley Black & Decker, Inc.	1,488
20	Xylem, Inc.	780

		32,557

	Professional Services — 0.2%
4	Dun & Bradstreet Corp. (The)	443
13	Equifax, Inc.	961
33	Nielsen N.V.	1,594
15	Robert Half International, Inc.	713

		3,711

	Road & Rail — 1.0%
109	CSX Corp.	3,360
12	Kansas City Southern	1,288
34	Norfolk Southern Corp.	3,465
6	Ryder System, Inc.	509
98	Union Pacific Corp.	9,812

		18,434

	Trading Companies & Distributors — 0.2%
30	Fastenal Co.	1,467
7	W.W. Grainger, Inc.	1,682

		3,149

	Total Industrials	198,544

	Information Technology — 18.7%
	Communications Equipment — 1.7%
556	Cisco Systems, Inc.	13,824
8	F5 Networks, Inc. (a)	916
12	Harris Corp.	876
51	Juniper Networks, Inc. (a)	1,262
25	Motorola Solutions, Inc.	1,636
183	QUALCOMM, Inc.	14,517

		33,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
17	Amphenol Corp., Class A	1,644
142	Corning, Inc.	3,119
15	FLIR Systems, Inc.	534
20	Jabil Circuit, Inc.	420
44	TE Connectivity Ltd., (Switzerland)	2,745

		8,462

	Internet Software & Services — 3.2%
19	Akamai Technologies, Inc. (a)	1,180
124	eBay, Inc. (a)	6,201
187	Facebook, Inc., Class A (a)	12,565
31	Google, Inc., Class A (a)	17,986
31	Google, Inc., Class C (a)	17,697
13	VeriSign, Inc. (a)	655
102	Yahoo!, Inc. (a)	3,572

		59,856

	IT Services — 3.3%
69	Accenture plc, (Ireland), Class A	5,557
6	Alliance Data Systems Corp. (a)	1,656
52	Automatic Data Processing, Inc.	4,150
66	Cognizant Technology Solutions Corp., Class A (a)	3,232
16	Computer Sciences Corp.	994
31	Fidelity National Information Services, Inc.	1,711
27	Fiserv, Inc. (a)	1,633
103	International Business Machines Corp.	18,729
109	MasterCard, Inc., Class A	8,017
35	Paychex, Inc.	1,461
17	Teradata Corp. (a)	688
18	Total System Services, Inc.	566
55	Visa, Inc., Class A	11,503
59	Western Union Co. (The)	1,015
119	Xerox Corp.	1,476

		62,388

	Semiconductors & Semiconductor Equipment — 2.3%
34	Altera Corp.	1,182
34	Analog Devices, Inc.	1,845
132	Applied Materials, Inc.	2,981
27	Avago Technologies Ltd., (Singapore)	1,970
60	Broadcom Corp., Class A	2,240
8	First Solar, Inc. (a)	549
541	Intel Corp.	16,704
18	KLA-Tencor Corp.	1,315
18	Lam Research Corp.	1,190
26	Linear Technology Corp.	1,209

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
22	Microchip Technology, Inc.	1,062
116	Micron Technology, Inc. (a)	3,830
61	NVIDIA Corp.	1,123
117	Texas Instruments, Inc.	5,601
29	Xilinx, Inc.	1,381

		44,182

	Software — 3.5%
50	Adobe Systems, Inc. (a)	3,637
25	Autodesk, Inc. (a)	1,395
35	CA, Inc.	995
18	Citrix Systems, Inc. (a)	1,113
34	Electronic Arts, Inc. (a)	1,225
31	Intuit, Inc.	2,483
816	Microsoft Corp.	34,040
373	Oracle Corp.	15,111
21	Red Hat, Inc. (a)	1,137
61	salesforce.com, Inc. (a)	3,563
75	Symantec Corp.	1,720

		66,419

	Technology Hardware, Storage & Peripherals — 4.3%
655	Apple, Inc.	60,849
222	EMC Corp.	5,856
203	Hewlett-Packard Co.	6,844
36	NetApp, Inc.	1,314
25	SanDisk Corp.	2,565
35	Seagate Technology plc, (Ireland)	2,015
23	Western Digital Corp.	2,097

		81,540

	Total Information Technology	355,878

	Materials — 3.5%
	Chemicals — 2.6%
23	Air Products & Chemicals, Inc.	2,965
7	Airgas, Inc.	791
6	CF Industries Holdings, Inc.	1,360
131	Dow Chemical Co. (The)	6,729
100	E.I. du Pont de Nemours & Co.	6,526
16	Eastman Chemical Co.	1,425
29	Ecolab, Inc.	3,267
14	FMC Corp.	1,029
9	International Flavors & Fragrances, Inc.	921
45	LyondellBasell Industries N.V., Class A	4,417
57	Monsanto Co.	7,100
35	Mosaic Co. (The)	1,737
15	PPG Industries, Inc.	3,155

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
32	Praxair, Inc.	4,226
9	Sherwin-Williams Co. (The)	1,903
13	Sigma-Aldrich Corp.	1,310

		48,861

	Construction Materials — 0.1%
14	Vulcan Materials Co.	906

	Containers & Packaging — 0.2%
10	Avery Dennison Corp.	530
15	Ball Corp.	949
11	Bemis Co., Inc.	445
18	MeadWestvaco Corp.	807
18	Owens-Illinois, Inc. (a)	621
21	Sealed Air Corp.	721

		4,073

	Metals & Mining — 0.5%
127	Alcoa, Inc.	1,896
12	Allegheny Technologies, Inc.	532
113	Freeport-McMoRan Copper & Gold, Inc.	4,117
54	Newmont Mining Corp.	1,377
35	Nucor Corp.	1,703
16	United States Steel Corp.	409

		10,034

	Paper & Forest Products — 0.1%
47	International Paper Co.	2,374

	Total Materials	66,248

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
564	AT&T, Inc.	19,929
62	CenturyLink, Inc.	2,251
109	Frontier Communications Corp.	636
450	Verizon Communications, Inc.	22,004
65	Windstream Holdings, Inc.	652

	Total Telecommunication Services	45,472

	Utilities — 3.1%
	Electric Utilities — 1.8%
53	American Electric Power Co., Inc.	2,956
77	Duke Energy Corp.	5,698
35	Edison International	2,056
19	Entergy Corp.	1,599
93	Exelon Corp.	3,402
46	FirstEnergy Corp.	1,583
47	NextEra Energy, Inc.	4,853
34	Northeast Utilities	1,622
27	Pepco Holdings, Inc.	749

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electric Utilities — continued
12	Pinnacle West Capital Corp.	693
69	PPL Corp.	2,438
97	Southern Co. (The)	4,390
55	Xcel Energy, Inc.	1,757

		33,796

	Gas Utilities — 0.0% (g)
13	AGL Resources, Inc.	713

	Independent Power & Renewable Electricity Producers — 0.1%
72	AES Corp.	1,115
37	NRG Energy, Inc.	1,362

		2,477

	Multi-Utilities — 1.2%
26	Ameren Corp.	1,077
47	CenterPoint Energy, Inc.	1,192
29	CMS Energy Corp.	912
32	Consolidated Edison, Inc.	1,836
63	Dominion Resources, Inc.	4,517
19	DTE Energy Co.	1,497
9	Integrys Energy Group, Inc.	618
34	NiSource, Inc.	1,345
50	PG&E Corp.	2,424
55	Public Service Enterprise Group, Inc.	2,241
15	SCANA Corp.	827

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
25	Sempra Energy	2,592
22	TECO Energy, Inc.	411
24	Wisconsin Energy Corp.	1,149

		22,638

	Total Utilities	59,624

	Total Common Stocks (Cost $614,608)	1,891,185

PRINCIPAL AMOUNT($)
Short-Term Investments — 0.9%
	U.S. Treasury Obligation — 0.0% (g)
255	U.S. Treasury Bill, 0.028%, 07/10/14 (n)	255

SHARES
	Investment Company — 0.9%
17,665	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	17,665

	Total Short-Term Investments (Cost $17,920)	17,920

	Total Investments — 100.3% (Cost $632,528)	1,909,105
	Liabilities in Excess of Other Assets — (0.3)%	(6,367)

	NET ASSETS — 100.0%	$1,902,738

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
121	E-mini S&P 500	09/19/14	$11,812	$37

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 12.2%
	Auto Components — 0.3%
14	Drew Industries, Inc.	705
115	Gentex Corp.	3,357
13	Standard Motor Products, Inc.	574
15	Superior Industries International, Inc.	319

		4,955

	Automobiles — 0.1%
29	Thor Industries, Inc.	1,640
19	Winnebago Industries, Inc. (a)	474

		2,114

	Distributors — 0.5%
186	LKQ Corp. (a)	4,970
32	Pool Corp.	1,823
11	VOXX International Corp. (a)	107

		6,900

	Diversified Consumer Services — 0.6%
13	American Public Education, Inc. (a)	451
71	Apollo Education Group, Inc. (a)	2,225
10	Capella Education Co.	553
46	Hillenbrand, Inc.	1,496
25	ITT Educational Services, Inc. (a)	419
19	Matthews International Corp., Class A	772
142	Service Corp. International	2,939
6	Strayer Education, Inc. (a)	336

		9,191

	Hotels, Restaurants & Leisure — 1.9%
15	Bally Technologies, Inc. (a)	962
57	Boyd Gaming Corp. (a)	689
132	Brinker International, Inc.	6,411
19	Cheesecake Factory, Inc. (The)	896
52	Cracker Barrel Old Country Store, Inc.	5,190
1	DineEquity, Inc.	113
9	Domino’s Pizza, Inc.	680
120	Jack in the Box, Inc.	7,199
13	Marcus Corp. (The)	239
18	Marriott Vacations Worldwide Corp. (a)	1,080
17	Panera Bread Co., Class A (a)	2,495
23	Ruth’s Hospitality Group, Inc.	281
46	Scientific Games Corp., Class A (a)	511
39	Sonic Corp. (a)	853
40	Texas Roadhouse, Inc.	1,033
70	Wendy’s Co. (The)	596

		29,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 1.7%
7	Blyth, Inc.	55
21	Helen of Troy Ltd., (Bermuda) (a)	1,260
17	iRobot Corp. (a)	706
139	Jarden Corp. (a)	8,240
56	KB Home	1,048
34	La-Z-Boy, Inc.	783
6	NVR, Inc. (a)	6,776
29	Ryland Group, Inc. (The)	1,149
29	Tupperware Brands Corp.	2,440
87	Universal Electronics, Inc. (a)	4,234

		26,691

	Internet & Catalog Retail — 0.1%
9	Blue Nile, Inc. (a)	253
21	HSN, Inc.	1,214
14	PetMed Express, Inc.	194

		1,661

	Leisure Products — 0.5%
8	Arctic Cat, Inc.	327
61	Brunswick Corp.	2,562
42	Polaris Industries, Inc.	5,415

		8,304

	Media — 0.7%
175	E.W. Scripps Co. (The), Class A (a)	3,710
3	John Wiley & Sons, Inc., Class A	179
256	Live Nation Entertainment, Inc. (a)	6,325
8	Meredith Corp.	384

		10,598

	Multiline Retail — 0.1%
38	Big Lots, Inc. (a)	1,742
25	Fred’s, Inc., Class A	379

		2,121

	Specialty Retail — 4.1%
28	Aaron’s, Inc.	1,007
76	Advance Auto Parts, Inc.	10,305
8	Aeropostale, Inc. (a)	28
35	ANN, Inc. (a)	1,420
91	Ascena Retail Group, Inc. (a)	1,561
27	Barnes & Noble, Inc. (a)	607
28	Brown Shoe Co., Inc.	804
112	Cato Corp. (The), Class A	3,472
175	Chico’s FAS, Inc.	2,975
80	Children’s Place, Inc. (The)	3,992
103	CST Brands, Inc.	3,540

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Specialty Retail — continued
53	Dick’s Sporting Goods, Inc.	2,473
34	Finish Line, Inc. (The), Class A	1,008
192	Foot Locker, Inc.	9,721
16	Genesco, Inc. (a)	1,344
15	Group 1 Automotive, Inc.	1,286
59	Guess?, Inc.	1,596
11	Haverty Furniture Cos., Inc.	287
9	Kirkland’s, Inc. (a)	172
14	Lithia Motors, Inc., Class A	1,319
14	MarineMax, Inc. (a)	234
30	Men’s Wearhouse, Inc. (The)	1,684
29	Murphy USA, Inc. (a)	1,418
387	Office Depot, Inc. (a)	2,201
45	Outerwall, Inc. (a)	2,694
15	Signet Jewelers Ltd., (Bermuda)	1,626
11	Vitamin Shoppe, Inc. (a)	461
60	Williams-Sonoma, Inc.	4,278

		63,513

	Textiles, Apparel & Luxury Goods — 1.6%
81	Crocs, Inc. (a)	1,220
24	Deckers Outdoor Corp. (a)	2,055
136	Hanesbrands, Inc.	13,404
16	Iconix Brand Group, Inc. (a)	693
11	Movado Group, Inc.	475
26	Skechers U.S.A., Inc., Class A (a)	1,166
52	Steven Madden Ltd. (a)	1,785
79	Under Armour, Inc., Class A (a)	4,702

		25,500

	Total Consumer Discretionary	190,776

	Consumer Staples — 3.7%
	Food & Staples Retailing — 0.5%
85	Andersons, Inc. (The)	4,396
26	Casey’s General Stores, Inc.	1,811
50	SpartanNash Co.	1,046
133	SUPERVALU, Inc. (a)	1,096

		8,349

	Food Products — 2.4%
7	B&G Foods, Inc.	244
8	Calavo Growers, Inc.	255
9	Cal-Maine Foods, Inc.	694
77	Darling Ingredients, Inc. (a)	1,609
14	Diamond Foods, Inc. (a)	395
83	Flowers Foods, Inc.	1,739
23	Hain Celestial Group, Inc. (The) (a)	2,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
166	Hillshire Brands Co.	10,366
82	Ingredion, Inc.	6,158
9	J&J Snack Foods Corp.	875
59	Sanderson Farms, Inc.	5,727
21	Seneca Foods Corp., Class A (a)	632
16	Snyders-Lance, Inc.	412
207	WhiteWave Foods Co. (The) (a)	6,713

		37,873

	Household Products — 0.7%
79	Church & Dwight Co., Inc.	5,560
41	Energizer Holdings, Inc.	5,044
11	WD-40 Co.	805

		11,409

	Personal Products — 0.1%
10	Inter Parfums, Inc.	289
9	Medifast, Inc. (a)	275

		564

	Total Consumer Staples	58,195

	Energy — 5.9%
	Energy Equipment & Services — 3.2%
27	Atwood Oceanics, Inc. (a)	1,420
20	Basic Energy Services, Inc. (a)	588
23	Bristow Group, Inc.	1,888
29	C&J Energy Services, Inc. (a)	989
14	Dril-Quip, Inc. (a)	1,541
14	Era Group, Inc. (a)	388
10	Exterran Holdings, Inc.	453
8	Geospace Technologies Corp. (a)	441
9	Gulf Island Fabrication, Inc.	191
99	Helix Energy Solutions Group, Inc. (a)	2,609
87	ION Geophysical Corp. (a)	366
121	Matrix Service Co. (a)	3,982
61	Oceaneering International, Inc.	4,756
77	Oil States International, Inc. (a)	4,907
200	Patterson-UTI Energy, Inc.	7,004
206	Superior Energy Services, Inc.	7,448
162	Tesco Corp.	3,446
49	TETRA Technologies, Inc. (a)	582
75	Tidewater, Inc.	4,206
28	Unit Corp. (a)	1,902

		49,107

	Oil, Gas & Consumable Fuels — 2.7%
29	Bill Barrett Corp. (a)	783

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
24	Carrizo Oil & Gas, Inc. (a)	1,643
59	Cimarex Energy Co.	8,429
42	Cloud Peak Energy, Inc. (a)	768
31	Comstock Resources, Inc.	907
9	Contango Oil & Gas Co. (a)	371
35	Energen Corp.	3,137
73	Green Plains, Inc.	2,383
12	Gulfport Energy Corp. (a)	779
211	HollyFrontier Corp.	9,226
37	PetroQuest Energy, Inc. (a)	275
42	Rosetta Resources, Inc. (a)	2,295
26	SM Energy Co.	2,221
82	Stone Energy Corp. (a)	3,850
49	World Fuel Services Corp.	2,431
133	WPX Energy, Inc. (a)	3,185

		42,683

	Total Energy	91,790

	Financials — 21.3%
	Banks — 5.3%
219	Associated Banc-Corp.	3,968
72	BancorpSouth, Inc.	1,775
44	Bank of Hawaii Corp.	2,561
37	Bank of the Ozarks, Inc.	1,222
11	Banner Corp.	445
51	BBCN Bancorp, Inc.	812
51	Boston Private Financial Holdings, Inc.	691
53	Cathay General Bancorp	1,363
10	City Holding Co.	444
24	City National Corp.	1,845
26	Columbia Banking System, Inc.	680
3	Commerce Bancshares, Inc.	123
28	Community Bank System, Inc.	1,005
29	Cullen/Frost Bankers, Inc.	2,271
57	CVB Financial Corp.	913
224	East West Bancorp, Inc.	7,836
244	First BanCorp, (Puerto Rico) (a)	1,328
37	First Financial Bancorp	635
48	First Midwest Bancorp, Inc.	819
313	First Niagara Financial Group, Inc.	2,740
279	FirstMerit Corp.	5,513
39	FNB Corp.	505
295	Fulton Financial Corp.	3,649
46	Glacier Bancorp, Inc.	1,317
53	Hancock Holding Co.	1,869
20	Hanmi Financial Corp.	423

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
28	Home BancShares, Inc.	921
14	Independent Bank Corp.	521
36	MB Financial, Inc.	975
46	National Penn Bancshares, Inc.	490
23	NBT Bancorp, Inc.	560
13	Old National Bancorp	191
22	PacWest Bancorp	950
23	Pinnacle Financial Partners, Inc.	894
43	PrivateBancorp, Inc.	1,238
29	Prosperity Bancshares, Inc.	1,814
24	Simmons First National Corp., Class A	953
25	Sterling Bancorp	296
124	Susquehanna Bancshares, Inc.	1,309
49	SVB Financial Group (a)	5,749
85	Synovus Financial Corp.	2,065
108	TCF Financial Corp.	1,770
27	Texas Capital Bancshares, Inc. (a)	1,463
7	Tompkins Financial Corp.	344
53	Trustmark Corp.	1,299
75	UMB Financial Corp.	4,742
118	Umpqua Holdings Corp.	2,115
12	United Community Banks, Inc.	198
102	Webster Financial Corp.	3,222
40	Wilshire Bancorp, Inc.	407
30	Wintrust Financial Corp.	1,399

		82,637

	Capital Markets — 2.4%
43	Affiliated Managers Group, Inc. (a)	8,810
34	Eaton Vance Corp.	1,277
27	Evercore Partners, Inc., Class A	1,562
20	HFF, Inc., Class A	732
27	Investment Technology Group, Inc. (a)	448
10	Piper Jaffray Cos. (a)	508
153	Raymond James Financial, Inc.	7,770
200	SEI Investments Co.	6,546
39	Stifel Financial Corp. (a)	1,834
126	Waddell & Reed Financial, Inc., Class A	7,856

		37,343

	Consumer Finance — 0.2%
36	Cash America International, Inc.	1,593
14	Encore Capital Group, Inc. (a)	626
36	Ezcorp, Inc., Class A (a)	418
5	First Cash Financial Services, Inc. (a)	306
13	Green Dot Corp., Class A (a)	239

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — continued
9	World Acceptance Corp. (a)	719

		3,901

	Diversified Financial Services — 0.5%
53	CBOE Holdings, Inc.	2,621
26	MarketAxess Holdings, Inc.	1,416
81	MSCI, Inc. (a)	3,721

		7,758

	Insurance — 4.1%
7	Alleghany Corp. (a)	2,963
57	American Financial Group, Inc.	3,393
12	AMERISAFE, Inc.	472
106	Aspen Insurance Holdings Ltd., (Bermuda)	4,812
59	Brown & Brown, Inc.	1,804
62	Everest Re Group Ltd., (Bermuda)	9,929
296	Fidelity National Financial, Inc., Class A	9,691
33	Hanover Insurance Group, Inc. (The)	2,067
113	HCC Insurance Holdings, Inc.	5,536
26	Horace Mann Educators Corp.	799
32	Kemper Corp.	1,193
24	Mercury General Corp.	1,138
8	Navigators Group, Inc. (The) (a)	539
228	Old Republic International Corp.	3,766
123	Protective Life Corp.	8,506
40	Reinsurance Group of America, Inc.	3,124
10	Safety Insurance Group, Inc.	503
36	Selective Insurance Group, Inc.	885
6	StanCorp Financial Group, Inc.	404
13	Stewart Information Services Corp.	389
28	Tower Group International Ltd., (Bermuda)	51
59	W.R. Berkley Corp.	2,740

		64,704

	Real Estate Investment Trusts (REITs) — 7.8%
29	Acadia Realty Trust	804
41	Alexandria Real Estate Equities, Inc.	3,148
67	American Campus Communities, Inc.	2,568
35	Associated Estates Realty Corp.	629
101	BioMed Realty Trust, Inc.	2,195
52	Camden Property Trust	3,725
10	CareTrust REIT, Inc. (a)	207
46	Cedar Realty Trust, Inc.	287
15	CoreSite Realty Corp.	496
48	Corporate Office Properties Trust	1,325
84	Corrections Corp. of America	2,760
175	Cousins Properties, Inc.	2,182

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
450	DiamondRock Hospitality Co.	5,773
205	Duke Realty Corp.	3,721
18	EastGroup Properties, Inc.	1,179
31	EPR Properties	1,710
40	Equity One, Inc.	934
68	Extra Space Storage, Inc.	3,609
42	Federal Realty Investment Trust	5,046
47	Franklin Street Properties Corp.	592
76	Geo Group, Inc. (The)	2,705
17	Getty Realty Corp.	324
25	Government Properties Income Trust	636
50	Healthcare Realty Trust, Inc.	1,276
85	Highwoods Properties, Inc.	3,566
32	Home Properties, Inc.	2,057
81	Hospitality Properties Trust	2,449
51	Inland Real Estate Corp.	538
48	Kilroy Realty Corp.	2,980
40	Kite Realty Group Trust	249
189	LaSalle Hotel Properties	6,656
76	Liberty Property Trust	2,890
20	LTC Properties, Inc.	776
57	Mack-Cali Realty Corp.	1,233
88	Medical Properties Trust, Inc.	1,170
52	Mid-America Apartment Communities, Inc.	3,786
69	Omega Healthcare Investors, Inc.	2,549
14	Parkway Properties, Inc.	289
35	Post Properties, Inc.	1,876
92	Potlatch Corp.	3,813
12	PS Business Parks, Inc.	998
79	Rayonier, Inc.	2,822
72	Realty Income Corp.	3,217
58	Regency Centers Corp.	3,254
8	Saul Centers, Inc.	373
121	Senior Housing Properties Trust	2,951
59	SL Green Realty Corp.	6,410
20	Sovran Self Storage, Inc.	1,528
61	Tanger Factory Outlet Centers, Inc.	2,116
87	Taubman Centers, Inc.	6,610
163	UDR, Inc.	4,680
8	Universal Health Realty Income Trust	346
15	Urstadt Biddle Properties, Inc., Class A	317
79	Weingarten Realty Investors	2,600

		122,930

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.7%
60	Alexander & Baldwin, Inc.	2,505
22	Forestar Group, Inc. (a)	428
60	Jones Lang LaSalle, Inc.	7,613

		10,546

	Thrifts & Mortgage Finance — 0.3%
28	Bank Mutual Corp.	162
7	BofI Holding, Inc. (a)	544
18	Dime Community Bancshares, Inc.	284
55	New York Community Bancorp, Inc.	886
35	Provident Financial Services, Inc.	606
59	TrustCo Bank Corp.	393
61	Washington Federal, Inc.	1,358

		4,233

	Total Financials	334,052

	Health Care — 9.2%
	Biotechnology — 0.6%
25	Acorda Therapeutics, Inc. (a)	836
258	ArQule, Inc. (a)	400
66	Cubist Pharmaceuticals, Inc. (a)	4,596
18	Emergent Biosolutions, Inc. (a)	397
31	United Therapeutics Corp. (a)	2,785

		9,014

	Health Care Equipment & Supplies — 2.7%
94	Align Technology, Inc. (a)	5,262
18	CONMED Corp.	789
12	Cooper Cos., Inc. (The)	1,595
116	CryoLife, Inc.	1,038
17	Cyberonics, Inc. (a)	1,087
12	Cynosure, Inc., Class A (a)	247
15	Greatbatch, Inc. (a)	728
105	Hill-Rom Holdings, Inc.	4,346
349	Hologic, Inc. (a)	8,848
8	ICU Medical, Inc. (a)	491
37	IDEXX Laboratories, Inc. (a)	4,903
13	Masimo Corp. (a)	299
17	Natus Medical, Inc. (a)	424
112	NuVasive, Inc. (a)	3,999
80	ResMed, Inc.	4,057
8	SurModics, Inc. (a)	171
185	Symmetry Medical, Inc. (a)	1,642
40	Thoratec Corp. (a)	1,386

		41,312

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.7%
25	Amedisys, Inc. (a)	419
25	AMN Healthcare Services, Inc. (a)	312
21	Amsurg Corp. (a)	945
92	Centene Corp. (a)	6,940
8	CorVel Corp. (a)	382
278	Cross Country Healthcare, Inc. (a)	1,816
10	Ensign Group, Inc. (The)	326
339	Gentiva Health Services, Inc. (a)	5,100
77	Health Net, Inc. (a)	3,181
58	Henry Schein, Inc. (a)	6,857
34	Kindred Healthcare, Inc.	783
62	Magellan Health, Inc. (a)	3,869
50	MEDNAX, Inc. (a)	2,901
22	Molina Healthcare, Inc. (a)	977
8	MWI Veterinary Supply, Inc. (a)	1,175
69	Omnicare, Inc.	4,598
138	Owens & Minor, Inc.	4,695
17	PharMerica Corp. (a)	486
35	Universal Health Services, Inc., Class B	3,384
184	VCA, Inc. (a)	6,448
39	WellCare Health Plans, Inc. (a)	2,919

		58,513

	Health Care Technology — 0.1%
28	Medidata Solutions, Inc. (a)	1,211
21	Omnicell, Inc. (a)	604

		1,815

	Life Sciences Tools & Services — 0.7%
46	Affymetrix, Inc. (a)	410
62	Charles River Laboratories International, Inc. (a)	3,334
23	Covance, Inc. (a)	1,962
12	Mettler-Toledo International, Inc. (a)	3,158
38	PAREXEL International Corp. (a)	1,983

		10,847

	Pharmaceuticals — 1.4%
90	Endo International plc, (Ireland) (a)	6,273
130	Impax Laboratories, Inc. (a)	3,886
37	Mallinckrodt plc (a)	2,953
33	Prestige Brands Holdings, Inc. (a)	1,111
40	Questcor Pharmaceuticals, Inc.	3,685
35	Salix Pharmaceuticals Ltd. (a)	4,331

		22,239

	Total Health Care	143,740

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 16.6%
	Aerospace & Defense — 2.1%
25	AAR Corp.	702
50	Alliant Techsystems, Inc.	6,731
21	B/E Aerospace, Inc. (a)	1,956
79	Engility Holdings, Inc. (a)	3,020
13	Esterline Technologies Corp. (a)	1,510
345	Exelis, Inc.	5,856
93	Huntington Ingalls Industries, Inc.	8,812
21	Moog, Inc., Class A (a)	1,515
21	Orbital Sciences Corp. (a)	615
24	Triumph Group, Inc.	1,654

		32,371

	Air Freight & Logistics — 0.1%
19	Forward Air Corp.	888
23	Hub Group, Inc., Class A (a)	1,142

		2,030

	Airlines — 0.7%
99	Alaska Air Group, Inc.	9,369
10	Allegiant Travel Co.	1,193
33	SkyWest, Inc.	406

		10,968

	Building Products — 1.0%
128	A.O. Smith Corp.	6,332
9	American Woodmark Corp. (a)	281
109	Fortune Brands Home & Security, Inc.	4,340
12	Gibraltar Industries, Inc. (a)	192
35	Lennox International, Inc.	3,131
12	Universal Forest Products, Inc.	598

		14,874

	Commercial Services & Supplies — 1.5%
164	ABM Industries, Inc.	4,419
153	Civeo Corp. (a)	3,833
35	Deluxe Corp.	2,064
11	Herman Miller, Inc.	338
20	HNI Corp.	773
20	MSA Safety, Inc.	1,166
387	R.R. Donnelley & Sons Co.	6,567
52	Tetra Tech, Inc.	1,427
10	UniFirst Corp.	1,095
22	United Stationers, Inc.	911
13	Viad Corp.	301

		22,894

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.2%
188	AECOM Technology Corp. (a)	6,053
25	Aegion Corp. (a)	592
24	Comfort Systems USA, Inc.	373
92	EMCOR Group, Inc.	4,100
25	Granite Construction, Inc.	906
61	KBR, Inc.	1,453
123	URS Corp.	5,646

		19,123

	Electrical Equipment — 1.1%
63	EnerSys	4,349
135	General Cable Corp.	3,461
28	Hubbell, Inc., Class B	3,508
5	Powell Industries, Inc.	354
78	Regal-Beloit Corp.	6,108

		17,780

	Industrial Conglomerates — 0.5%
94	Carlisle Cos., Inc.	8,119

	Machinery — 4.4%
45	Actuant Corp., Class A	1,540
122	AGCO Corp.	6,843
18	Albany International Corp., Class A	676
26	Barnes Group, Inc.	1,006
33	Briggs & Stratton Corp.	666
11	CIRCOR International, Inc.	848
73	Crane Co.	5,422
40	Federal Signal Corp.	582
41	IDEX Corp.	3,334
136	ITT Corp.	6,542
18	John Bean Technologies Corp.	557
51	Kennametal, Inc.	2,346
10	Lydall, Inc. (a)	285
27	Nordson Corp.	2,136
68	Oshkosh Corp.	3,779
67	SPX Corp.	7,228
8	Standex International Corp.	611
12	Tennant Co.	935
163	Terex Corp.	6,694
52	Timken Co.	3,504
31	Titan International, Inc.	529
108	Trinity Industries, Inc.	4,739
18	Valmont Industries, Inc.	2,720
66	Wabtec Corp.	5,412
7	Watts Water Technologies, Inc., Class A	426

		69,360

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Marine — 0.1%
68	Matson, Inc.	1,833

	Professional Services — 1.7%
8	CDI Corp.	114
20	Corporate Executive Board Co. (The)	1,390
9	Exponent, Inc.	652
24	FTI Consulting, Inc. (a)	895
55	Heidrick & Struggles International, Inc.	1,017
19	Kelly Services, Inc., Class A	324
31	Korn/Ferry International (a)	917
109	Manpowergroup, Inc.	9,281
33	Navigant Consulting, Inc. (a)	570
27	On Assignment, Inc. (a)	964
124	Resources Connection, Inc.	1,622
75	Towers Watson & Co., Class A	7,767
26	TrueBlue, Inc. (a)	724

		26,237

	Road & Rail — 1.5%
148	ArcBest Corp.	6,457
129	Con-way, Inc.	6,493
37	Heartland Express, Inc.	782
68	J.B. Hunt Transport Services, Inc.	5,029
29	Landstar System, Inc.	1,828
36	Old Dominion Freight Line, Inc. (a)	2,267

		22,856

	Trading Companies & Distributors — 0.7%
27	Applied Industrial Technologies, Inc.	1,390
11	GATX Corp.	743
4	MSC Industrial Direct Co., Inc., Class A	374
49	United Rentals, Inc. (a)	5,177
32	Watsco, Inc.	3,319

		11,003

	Total Industrials	259,448

	Information Technology — 16.6%
	Communications Equipment — 0.8%
132	ARRIS Group, Inc. (a)	4,287
35	Bel Fuse, Inc., Class B	891
30	Ciena Corp. (a)	644
37	Ixia (a)	422
154	JDS Uniphase Corp. (a)	1,915
4	NETGEAR, Inc. (a)	144
136	PC-Tel, Inc.	1,097
24	Plantronics, Inc.	1,138
91	Polycom, Inc. (a)	1,140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
58	Riverbed Technology, Inc. (a)	1,192

		12,870

	Electronic Equipment, Instruments & Components — 4.4%
19	Anixter International, Inc.	1,901
155	Arrow Electronics, Inc. (a)	9,390
193	Avnet, Inc.	8,567
22	Belden, Inc.	1,682
213	Benchmark Electronics, Inc. (a)	5,425
12	Cognex Corp. (a)	448
15	Coherent, Inc. (a)	1,025
21	CTS Corp.	396
24	Daktronics, Inc.	287
16	Electro Scientific Industries, Inc.	111
29	FEI Co.	2,588
18	Gerber Scientific, Inc. (a) (i)	–
10	II-VI, Inc. (a)	139
195	Ingram Micro, Inc., Class A (a)	5,710
30	Insight Enterprises, Inc. (a)	922
57	Knowles Corp. (a)	1,749
14	Littelfuse, Inc.	1,321
10	Measurement Specialties, Inc. (a)	839
23	Methode Electronics, Inc.	892
82	Newport Corp. (a)	1,515
101	Plexus Corp. (a)	4,368
18	Rofin-Sinar Technologies, Inc. (a)	443
10	Rogers Corp. (a)	684
102	Sanmina Corp. (a)	2,317
19	ScanSource, Inc. (a)	720
92	Tech Data Corp. (a)	5,741
136	Trimble Navigation Ltd. (a)	5,027
92	Vishay Intertechnology, Inc.	1,420
32	Zebra Technologies Corp., Class A (a)	2,601

		68,228

	Internet Software & Services — 1.2%
65	AOL, Inc. (a)	2,598
40	Conversant, Inc. (a)	1,011
28	Dealertrack Technologies, Inc. (a)	1,256
24	Digital River, Inc. (a)	365
44	Equinix, Inc. (a)	9,223
21	j2 Global, Inc.	1,050
17	Liquidity Services, Inc. (a)	271
14	LogMeIn, Inc. (a)	632
14	OpenTable, Inc. (a)	1,493
21	Perficient, Inc. (a)	401

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
134	QuinStreet, Inc. (a)	740
12	Rackspace Hosting, Inc. (a)	400

		19,440

	IT Services — 2.9%
36	Acxiom Corp. (a)	783
77	Broadridge Financial Solutions, Inc.	3,206
16	CACI International, Inc., Class A (a)	1,089
9	Cardtronics, Inc. (a)	309
213	CIBER, Inc. (a)	1,055
118	Convergys Corp.	2,523
22	CSG Systems International, Inc.	571
65	DST Systems, Inc.	6,035
18	ExlService Holdings, Inc. (a)	520
8	Forrester Research, Inc.	314
59	Gartner, Inc. (a)	4,192
103	Global Payments, Inc.	7,483
37	Heartland Payment Systems, Inc.	1,507
68	iGATE Corp. (a)	2,474
43	Jack Henry & Associates, Inc.	2,571
15	ManTech International Corp., Class A	449
11	MAXIMUS, Inc.	461
28	Science Applications International Corp.	1,250
124	Sykes Enterprises, Inc. (a)	2,685
19	TeleTech Holdings, Inc. (a)	555
148	VeriFone Systems, Inc. (a)	5,451
16	Virtusa Corp. (a)	555

		46,038

	Semiconductors & Semiconductor Equipment — 2.8%
28	Advanced Energy Industries, Inc. (a)	547
297	Atmel Corp. (a)	2,785
43	Brooks Automation, Inc.	462
15	Cabot Microelectronics Corp. (a)	676
41	Cirrus Logic, Inc. (a)	940
79	Cree, Inc. (a)	3,928
11	Diodes, Inc. (a)	328
120	DSP Group, Inc. (a)	1,019
70	Entropic Communications, Inc. (a)	231
79	Fairchild Semiconductor International, Inc. (a)	1,237
90	Integrated Device Technology, Inc. (a)	1,398
49	International Rectifier Corp. (a)	1,367
80	Intersil Corp., Class A	1,202
40	Kopin Corp. (a)	131
350	Kulicke & Soffa Industries, Inc., (Singapore) (a)	4,984
88	Microsemi Corp. (a)	2,363

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
40	MKS Instruments, Inc.	1,264
11	Nanometrics, Inc. (a)	199
130	Pericom Semiconductor Corp. (a)	1,175
4	Power Integrations, Inc.	256
322	RF Micro Devices, Inc. (a)	3,089
354	Sigma Designs, Inc. (a)	1,620
204	Skyworks Solutions, Inc.	9,578
21	SunEdison, Inc. (a)	463
131	Teradyne, Inc.	2,558
17	Ultratech, Inc. (a)	377

		44,177

	Software — 3.8%
82	ANSYS, Inc. (a)	6,224
184	Cadence Design Systems, Inc. (a)	3,219
491	Compuware Corp.	4,905
23	Fair Isaac Corp.	1,451
87	Fortinet, Inc. (a)	2,174
56	Informatica Corp. (a)	2,003
9	Interactive Intelligence Group, Inc. (a)	506
51	Manhattan Associates, Inc. (a)	1,770
32	Mentor Graphics Corp.	688
5	MicroStrategy, Inc., Class A (a)	739
23	Monotype Imaging Holdings, Inc.	657
8	Progress Software Corp. (a)	199
181	PTC, Inc. (a)	7,031
233	Rovi Corp. (a)	5,571
42	SolarWinds, Inc. (a)	1,630
45	Solera Holdings, Inc.	3,002
194	Synopsys, Inc. (a)	7,548
212	Take-Two Interactive Software, Inc. (a)	4,709
250	TIBCO Software, Inc. (a)	5,034

		59,060

	Technology Hardware, Storage & Peripherals — 0.7%
35	3D Systems Corp. (a)	2,078
282	Avid Technology, Inc. (a)	2,083
35	Diebold, Inc.	1,393
31	Electronics For Imaging, Inc. (a)	1,379
14	Intevac, Inc. (a)	116
57	Lexmark International, Inc., Class A	2,747
55	QLogic Corp. (a)	559

		10,355

	Total Information Technology	260,168

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 6.6%
	Chemicals — 2.8%
20	A Schulman, Inc.	793
48	Albemarle Corp.	3,454
50	Ashland, Inc.	5,391
43	Cabot Corp.	2,519
38	Calgon Carbon Corp. (a)	852
24	Cytec Industries, Inc.	2,518
13	Koppers Holdings, Inc.	514
21	Kraton Performance Polymers, Inc. (a)	459
17	Minerals Technologies, Inc.	1,104
178	Olin Corp.	4,796
18	OM Group, Inc.	590
8	Quaker Chemical Corp.	623
26	Rayonier Advanced Materials, Inc. (a)	1,025
146	RPM International, Inc.	6,760
88	Scotts Miracle-Gro Co. (The), Class A	5,004
34	Sensient Technologies Corp.	1,874
12	Stepan Co.	633
63	Valspar Corp. (The)	4,820
14	Zep, Inc.	239

		43,968

	Construction Materials — 0.2%
34	Eagle Materials, Inc.	3,173
39	Headwaters, Inc. (a)	545

		3,718

	Containers & Packaging — 1.2%
22	Myers Industries, Inc.	435
72	Packaging Corp. of America	5,137
81	Rock-Tenn Co., Class A	8,599
42	Silgan Holdings, Inc.	2,136
40	Sonoco Products Co.	1,779

		18,086

	Metals & Mining — 1.6%
90	AK Steel Holding Corp. (a)	718
32	Century Aluminum Co. (a)	502
76	Commercial Metals Co.	1,324
42	Compass Minerals International, Inc.	4,002
44	Globe Specialty Metals, Inc.	914
17	Kaiser Aluminum Corp.	1,272
14	Materion Corp.	506
5	Olympic Steel, Inc.	135
100	Reliance Steel & Aluminum Co.	7,385
4	Royal Gold, Inc.	319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
114	Steel Dynamics, Inc.	2,045
139	Worthington Industries, Inc.	5,988

		25,110

	Paper & Forest Products — 0.8%
127	Domtar Corp., (Canada)	5,432
51	KapStone Paper & Packaging Corp. (a)	1,684
59	Louisiana-Pacific Corp. (a)	888
12	Neenah Paper, Inc.	632
28	PH Glatfelter Co.	740
56	Schweitzer-Mauduit International, Inc.	2,425

		11,801

	Total Materials	102,683

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
24	Atlantic Tele-Network, Inc.	1,399
197	Cbeyond, Inc. (a)	1,957
98	tw telecom, inc. (a)	3,957

		7,313

	Wireless Telecommunication Services — 0.0% (g)
10	NTELOS Holdings Corp.	126

	Total Telecommunication Services	7,439

	Utilities — 4.6%
	Electric Utilities — 1.3%
55	El Paso Electric Co.	2,207
196	Great Plains Energy, Inc.	5,266
129	Hawaiian Electric Industries, Inc.	3,256
58	IDACORP, Inc.	3,358
89	OGE Energy Corp.	3,491
90	PNM Resources, Inc.	2,654
2	UNS Energy Corp.	139

		20,371

	Gas Utilities — 1.8%
135	Atmos Energy Corp.	7,196
15	Laclede Group, Inc. (The)	711
21	National Fuel Gas Co.	1,631
86	New Jersey Resources Corp.	4,914
6	Northwest Natural Gas Co.	279
143	Questar Corp.	3,554
40	Southwest Gas Corp.	2,094
164	UGI Corp.	8,283
6	WGL Holdings, Inc.	254

		28,916

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Multi-Utilities — 1.4%
72	Alliant Energy Corp.	4,361
59	Avista Corp.	1,975
60	Black Hills Corp.	3,667
151	MDU Resources Group, Inc.	5,297
25	NorthWestern Corp.	1,312
124	Vectren Corp.	5,265

		21,877

	Water Utilities — 0.1%
25	American States Water Co.	835

	Total Utilities	71,999

	Total Common Stocks (Cost $999,864)	1,520,290

PRINCIPAL AMOUNT($)		VALUE($)

U.S. Treasury Obligation — 0.2%
3,550	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $3,552)	3,552

SHARES
Short-Term Investment — 3.0%
	Investment Company — 3.0%
46,170	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $46,170)	46,170

	Total Investments — 100.4% (Cost $1,049,586)	1,570,012
	Liabilities in Excess of Other Assets — (0.4)%	(5,984)

	NET ASSETS — 100.0%	$1,564,028

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
98	E-mini Russell 2000	09/19/14	$11,665	$286
245	S&P Mid Cap 400	09/19/14	35,018	655

				$941

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Equity Index Fund		Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,867,758		$1,523,842
Investments in affiliates, at value	41,347		46,170

Total investment securities, at value	1,909,105		1,570,012
Receivables:
Fund shares sold	2,126		436
Interest and dividends from non-affiliates	2,014		1,221
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	2		263

Total Assets	1,913,247		1,571,933

LIABILITIES:
Payables:
Distributions	863		1,938
Investment securities purchased	1,571		—
Fund shares redeemed	7,220		5,250
Accrued liabilities:
Investment advisory fees	97		310
Administration fees	129		106
Shareholder servicing fees	18		96
Distribution fees	195		42
Custodian and accounting fees	47		41
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)
Other	367		122

Total Liabilities	10,509		7,905

Net Assets	$1,902,738		$1,564,028

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$550,819	$943,721
Accumulated undistributed (distributions in excess of) net investment income	532	(159)
Accumulated net realized gains (losses)	74,773	99,099
Net unrealized appreciation (depreciation)	1,276,614	521,367

Total Net Assets	$1,902,738	$1,564,028

Net Assets:
Class A	$694,974	$116,727
Class B	9,943	1,295
Class C	77,644	23,248
Class R2	—	8,821
Select Class	1,120,177	1,413,937

Total	$1,902,738	$1,564,028

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,570	8,431
Class B	238	98
Class C	1,861	1,848
Class R2	—	642
Select Class	26,696	101,450

Net Asset Value (a):
Class A — Redemption price per share	$41.94	$13.85
Class B — Offering price per share (b)	41.81	13.25
Class C — Offering price per share (b)	41.72	12.58
Class R2 — Offering and redemption price per share	—	13.74
Select Class—Offering and redemption price per share	41.96	13.94
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.26	$14.62

Cost of investments in non-affiliates	$605,428	$1,003,416
Cost of investments in affiliates	27,100	46,170

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3
Dividend income from non-affiliates	38,685	20,603
Dividend income from affiliates	681	11

Total investment income	39,366	20,617

EXPENSES:
Investment advisory fees	4,725	3,789
Administration fees	1,580	1,267
Distribution fees:
Class A	1,624	258
Class B	85	13
Class C	514	163
Class R2	—	41
Shareholder servicing fees:
Class A	1,624	258
Class B	28	4
Class C	171	55
Class R2	—	21
Select Class	2,901	3,451
Custodian and accounting fees	82	81
Interest expense to affiliates	2	—
Professional fees	55	53
Trustees’ and Chief Compliance Officer’s fees	15	16
Printing and mailing costs	103	37
Registration and filing fees	98	85
Transfer agent fees	1,080	297
Other	40	33

Total expenses	14,727	9,922

Less amounts waived	(8,553)	(2,807)
Net expenses	6,174	7,115

Net investment income (loss)	33,192	13,502

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	149,503	147,929
Investments in affiliate	1,349	—
Futures	3,393	8,495

Net realized gain (loss)	154,245	156,424

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	217,588	167,796
Investments in affiliates	879	—
Futures	90	523

Change in net unrealized appreciation/depreciation	218,557	168,319

Net realized/unrealized gains (losses)	372,802	324,743

Change in net assets resulting from operations	$405,994	$338,245

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,192	$35,349	$13,502	$15,361
Net realized gain (loss)	154,245	161,062	156,424	105,347
Change in net unrealized appreciation/depreciation	218,557	130,385	168,319	181,344

Change in net assets resulting from operations	405,994	326,796	338,245	302,052

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,480)	(10,338)	(655)	(718)
From net realized gains	(36,634)	—	(8,467)	(3,661)
Class B
From net investment income	(93)	(149)	(1)	(10)
From net realized gains	(660)	—	(157)	(147)
Class C
From net investment income	(632)	(616)	(36)	(80)
From net realized gains	(3,829)	—	(2,140)	(812)
Class R2
From net investment income	—	—	(34)	(46)
From net realized gains	—	—	(695)	(297)
Select Class
From net investment income	(20,849)	(24,117)	(11,470)	(14,476)
From net realized gains	(67,445)	—	(116,316)	(62,228)

Total distributions to shareholders	(140,622)	(35,220)	(139,971)	(82,475)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(107,430)	(316,991)	(40,847)	3,452

NET ASSETS:
Change in net assets	157,942	(25,415)	157,427	223,029
Beginning of period	1,744,796	1,770,211	1,406,601	1,183,572

End of period	$1,902,738	$1,744,796	$1,564,028	$1,406,601

Accumulated undistributed (distributions in excess of) net investment income	$532	$153	$(159)	$(1,259)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$157,276	$121,369	$38,319	$26,208
Distributions reinvested	46,773	10,250	7,941	3,719
Cost of shares redeemed	(186,244)	(154,592)	(26,950)	(20,528)

Change in net assets resulting from Class A capital transactions	$17,805	$(22,973)	$19,310	$9,399

Class B
Proceeds from shares issued	$167	$61	$49	$26
Distributions reinvested	727	144	147	145
Cost of shares redeemed	(4,693)	(5,651)	(1,208)	(2,146)

Change in net assets resulting from Class B capital transactions	$(3,799)	$(5,446)	$(1,012)	$(1,975)

Class C
Proceeds from shares issued	$17,522	$14,986	$9,602	$6,159
Distributions reinvested	3,292	442	1,832	731
Cost of shares redeemed	(11,596)	(10,856)	(7,080)	(4,916)

Change in net assets resulting from Class C capital transactions	$9,218	$4,572	$4,354	$1,974

Class R2
Proceeds from shares issued	$—	$—	$3,276	$2,754
Distributions reinvested	—	—	432	170
Cost of shares redeemed	—	—	(2,914)	(1,371)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$794	$1,553

Select Class
Proceeds from shares issued	$265,208	$222,766	$138,770	$221,548
Distributions reinvested	75,199	20,534	57,709	26,158
Cost of shares redeemed	(471,061)	(536,444)	(260,772)	(255,205)

Change in net assets resulting from Select Class capital transactions	$(130,654)	$(293,144)	$(64,293)	$(7,499)

Total change in net assets resulting from capital transactions	$(107,430)	$(316,991)	$(40,847)	$3,452

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	3,983	3,581	2,921	2,300
Reinvested	1,215	300	633	354
Redeemed	(4,712)	(4,625)	(2,049)	(1,817)

Change in Class A Shares	486	(744)	1,505	837

Class B
Issued	5	2	4	2
Reinvested	19	4	12	15
Redeemed	(120)	(171)	(96)	(202)

Change in Class B Shares	(96)	(165)	(80)	(185)

Class C
Issued	448	443	793	590
Reinvested	86	13	161	76
Redeemed	(295)	(322)	(594)	(470)

Change in Class C Shares	239	134	360	196

Class R2
Issued	—	—	252	250
Reinvested	—	—	35	16
Redeemed	—	—	(223)	(124)

Change in Class R2 Shares	—	—	64	142

Select Class
Issued	6,769	6,634	10,623	19,837
Reinvested	1,953	603	4,568	2,495
Redeemed	(11,881)	(15,824)	(19,655)	(22,524)

Change in Select Class Shares	(3,159)	(8,587)	(4,464)	(192)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Year Ended June 30, 2014	$36.43	$0.64	(d)	$7.78	$8.42	$(0.63)	$(2.28)	$(2.91)
Year Ended June 30, 2013	30.92	0.63	(d)	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	(d)	0.96	1.47	(0.51)	—	(0.51)
Year Ended June 30, 2011	23.40	0.45	(d)	6.56	7.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	20.90	0.45	(d)	2.49	2.94	(0.44)	—	(0.44)

Class B
Year Ended June 30, 2014	36.33	0.35	(d)	7.74	8.09	(0.33)	(2.28)	(2.61)
Year Ended June 30, 2013	30.83	0.37	(d)	5.51	5.88	(0.38)	—	(0.38)
Year Ended June 30, 2012	29.88	0.29	(d)	0.94	1.23	(0.28)	—	(0.28)
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.24)	—	(0.24)
Year Ended June 30, 2010	20.84	0.26	(d)	2.49	2.75	(0.25)	—	(0.25)

Class C
Year Ended June 30, 2014	36.28	0.35	(d)	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	(d)	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	(d)	0.94	1.23	(0.29)	—	(0.29)
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.25)	—	(0.25)
Year Ended June 30, 2010	20.84	0.26	(d)	2.49	2.75	(0.25)	—	(0.25)

Select Class
Year Ended June 30, 2014	36.44	0.74	(d)	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	(d)	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	(d)	0.95	1.53	(0.58)	—	(0.58)
Year Ended June 30, 2011	23.40	0.52	(d)	6.57	7.09	(0.52)	—	(0.52)
Year Ended June 30, 2010	20.90	0.51	(d)	2.49	3.00	(0.50)	—	(0.50)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.94	23.95%	$694,974	0.45%	1.63%	0.91%	5%
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7
29.96	30.09	540,743	0.45	1.63	0.94	7
23.40	13.96	491,906	0.45	1.80	0.96	8

41.81	23.01	9,943	1.20	0.88	1.41	5
36.33	19.17	12,142	1.20	1.11	1.44	4
30.83	4.20	15,380	1.20	0.99	1.44	7
29.88	29.10	21,922	1.20	0.88	1.44	7
23.34	13.12	27,677	1.20	1.07	1.46	8

41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7
29.87	29.11	49,126	1.20	0.88	1.44	7
23.34	13.14	42,819	1.20	1.06	1.46	8

41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7
29.97	30.45	1,281,370	0.20	1.87	0.69	7
23.40	14.24	1,001,783	0.20	2.05	0.71	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2014	$12.17	$0.09	(d)(e)	$2.81	$2.90	$(0.08)	$(1.14)	$(1.22)
Year Ended June 30, 2013	10.32	0.11	(d)(f)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07	(d)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(d)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(d)	1.55	1.61	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	11.70	—	(d)(e)(g)	2.70	2.70	(0.01)	(1.14)	(1.15)
Year Ended June 30, 2013	9.95	0.03	(d)(f)	2.36	2.39	(0.04)	(0.60)	(0.64)
Year Ended June 30, 2012	11.16	(0.01	)(d)	(0.41)	(0.42)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(d)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(d)(g)	1.49	1.49	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2014	11.18	—	(d)(e)(g)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(d)(f)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01	)(d)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(d)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(d)(g)	1.44	1.44	(0.01)	—	(0.01)

Class R2
Year Ended June 30, 2014	12.09	0.06	(d)(e)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(d)(f)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(d)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(d)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(d)	1.55	1.57	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2014	12.24	0.12	(d)(e)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(d)(f)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09	(d)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(d)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(d)	1.54	1.63	(0.09)	—	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class B, Class C, Class R2 and Select Class Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, (0.03)%, 0.42% and 0.90% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.02, $0.01, $0.06 and $0.12 for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.15%, 0.13%, 0.58% and 1.07% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$13.85	24.96%	$116,727	0.69%	0.68	%(e)	0.87%		25%
12.17	25.91	84,296	0.69	0.95		0.88	(f)	51
10.32	(2.22)	62,820	0.69	0.64		0.89		77
11.52	37.50	77,638	0.69	0.50		0.89		78
8.42	23.30	57,906	0.69	0.75		0.91		61

13.25	24.18	1,295	1.35	—	(e)(h)	1.37		25
11.70	25.11	2,082	1.36	0.28		1.38	(f)	51
9.95	(2.98)	3,613	1.39	(0.08)		1.39		77
11.16	36.63	5,839	1.39	(0.20)		1.39		78
8.18	22.21	7,104	1.41	0.03		1.41		61

12.58	24.03	23,248	1.37	—	(e)(h)	1.37		25
11.18	25.07	16,636	1.37	0.27		1.38	(f)	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39		77
10.74	36.53	13,613	1.39	(0.21)		1.39		78
7.88	22.34	9,919	1.41	0.03		1.41		61

13.74	24.60	8,821	0.92	0.45	(e)	1.12		25
12.09	25.72	6,985	0.93	0.72		1.13	(f)	51
10.25	(2.64)	4,477	1.07	0.27		1.14		77
11.46	36.97	3,309	1.07	0.10		1.14		78
8.39	22.83	1,527	1.07	0.24		1.16		61

13.94	25.26	1,413,937	0.44	0.92	(e)	0.62		25
12.24	26.26	1,296,602	0.44	1.21		0.63	(f)	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64		77
11.57	37.84	1,145,121	0.44	0.75		0.64		78
8.45	23.49	774,830	0.44	1.00		0.66		61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets. Prior to June 10, 2014, the Fund’s investment objective was to seek to provide a return which substantially duplicated the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,908,850	$255	$—	$1,909,105

Appreciation in Other Financial Instruments
Futures Contracts	$37	$—	$—	$37

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$190,776	$—	$—		$190,776
Consumer Staples	58,195	—	—		58,195
Energy	91,790	—	—		91,790
Financials	334,052	—	—		334,052
Health Care	143,740	—	—		143,740
Industrials	259,448	—	—		259,448
Information Technology	260,168	—	—	(b)	260,168
Materials	102,683	—	—		102,683
Telecommunication Services	7,439	—	—		7,439
Utilities	71,999	—	—		71,999

Total Common Stocks	1,520,290	—	—	(b)	1,520,290

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
U.S. Treasury Obligation	$—	$3,552	$—		$3,552
Short-Term Investment
Investment Company	46,170	—	—		46,170

Total Investments in Securities	$1,566,460	$3,552	$—	(b)	$1,570,012

Appreciation in Other Financial Instruments
Futures Contracts	$941	$—	$—		$941

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2014, the Funds had no investments in restricted securities.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2014 (amounts in thousands):

	Value		Percentage
Market Expansion Enhanced Index Fund	$—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$18,233	$41,382
Ending Notional Balance Long	11,812	46,683

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers (amounts in thousands):

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$24,099	$570	$3,214	$1,349	$676	411	$23,682
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	16,563	259,657	258,555	—	5	17,665	17,665

Total	$40,662			$1,349	$681		$41,347

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$26,886	$230,974	$211,690	$—	$11	46,170	$46,170

Total	$26,886			$—	$11		$46,170

*	Investment in affiliate which is a security in the Fund’s Index.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(759)	$759
Market Expansion Enhanced Index Fund	(3)	(206)	209

The reclassifications for the Funds relate primarily to investments in real estate investment trusts and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$41	$3
Market Expansion Enhanced Index Fund	21	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	1.39	0.92%	0.44

The expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$2,678	$1,319	$4,525	$8,522
Market Expansion Enhanced Index Fund	12	—	2,726	2,738

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Market Expansion Enhanced Index Fund	$1	$1	$2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 was as follows (amounts in thousands):

Equity Index Fund	$31
Market Expansion Enhanced Index Fund	67

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Equity Index Fund	$94,436	$302,743	$—	$—
Market Expansion Enhanced Index Fund	362,319	536,998	3,554	2,165

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$685,283	$1,233,968	$10,146	$1,223,822
Market Expansion Enhanced Index Fund	1,056,791	527,976	14,755	513,221

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$33,569	$107,053	$140,622
Market Expansion Enhanced Index Fund	21,480	118,491	139,971

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Equity Index Fund	$35,220	$—	$35,220
Market Expansion Enhanced Index Fund	15,330	67,145	82,475

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$3,693	$125,324	$1,223,822
Market Expansion Enhanced Index Fund	5,866	103,183	513,221

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable and mark to market of futures contracts.

As of June 30, 2014, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014. Average borrowings from the Facility for the year ended June 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$41,064	0.19%	7	$2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for the Market Expansion Enhanced Index Fund.

In addition, as of June 30, 2014, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 31.6% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)

Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,068.40	$2.31	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class B
Actual	1,000.00	1,064.40	6.14	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,064.30	6.14	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,069.70	1.03	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,065.50	3.48	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class B
Actual	1,000.00	1,062.00	6.95	1.36
Hypothetical	1,000.00	1,018.05	6.81	1.36
Class C
Actual	1,000.00	1,061.30	6.95	1.36
Hypothetical	1,000.00	1,018.05	6.81	1.36
Class R2
Actual	1,000.00	1,064.00	4.66	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Select Class
Actual	1,000.00	1,066.40	2.20	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the Trust, including the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Votes Received (Amounts in thousands)
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Market Expansion Enhanced Index Fund with a new fundamental investment objective. The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	92,886
Against	79
Abstain	34
Broker Non Votes	7,925

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Equity Index Fund	100.00%
Market Expansion Enhanced Index Fund	90.92%

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Index Fund	$107,053
Market Expansion Enhanced Index Fund	118,491

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$33,569
Market Expansion Enhanced Index Fund	21,480

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-INDEX-614

Annual Report

J.P. Morgan Investor Funds

June 30, 2014

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of 6/30/2014 (in thousands)

JPMorgan Investor Balanced Fund, Class A (No sales charge)	14.12%	3.48%	25.22%	14%	**	$5,165,069

JPMorgan Investor Conservative Growth Fund, Class A (No sales charge)	10.05%	3.48%	25.22%	9.71%	***	4,262,538

JPMorgan Investor Growth Fund, Class A (No sales charge)	21.95%	3.48%	25.22%	22.92%	****	2,288,382

JPMorgan Investor Growth & Income Fund, Class A (No sales charge)	17.40%	3.48%	25.22%	18.4%	*****	3,094,798

Portfolio Composition by Asset Class******

Investor Balanced Fund
U.S. Equity	40.3%
Fixed Income	35.7
International Equity	12.2
Alternative Assets	6.0
Money Market	5.8

Investor Conservative Growth Fund
Fixed Income	55.2%
U.S. Equity	25.9
International Equity	7.4
Alternative Assets	6.7
Money Market	4.8

Investor Growth Fund
U.S. Equity	73.1%
International Equity	15.3
Fixed Income	7.3
Alternative Assets	2.4
Money Market	1.9

Investor Growth & Income Fund
U.S. Equity	52.4%
Fixed Income	22.2
International Equity	16.1
Alternative Assets	5.5
Money Market	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2014. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

The U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December.

During 2014, investors began to question the strength of the global economy as bond yields across the developed world continued to fall. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a lot stronger U.S. economy than the decline in first-quarter gross domestic product number suggested.

Global monetary policy was also supportive of markets, particularly in June as the Fed reinforced continued low levels of interest rates, while the European Central Bank launched a new facility designed to encourage bank lending. Given the backdrop of a dovish Fed, most Treasury yields declined during the quarter as strong demand for fixed income assets outpaced supply; issuance in most sectors was down from the same period a year ago. The U.S. Treasury yield curve between two- and five-year maturities flattened by 12 basis points, and the yield on the 10-year Treasury note tumbled 19 basis points over the quarter to 2.53%. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. For the first-half of 2014, corporate bonds performed well, leading to record-low yields. As a result, corporations flocked to the bond market, taking advantage of rock-bottom yields to lower borrowing costs.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the 12 months ended June 30, 2014, each of the Investor Funds outperformed the Barclays U.S. Intermediate Aggregate Index, their broad based fixed income benchmark. In contrast, each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark. This was due to the Funds’ allocation to fixed income securities, which underperformed equity securities during the reporting period.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s model allocation. The JPMorgan Investor Balanced Fund and the JPMorgan Investor Conservative Growth Fund outperformed their respective composite benchmarks during the reporting period. In contrast, the JPMorgan Investor Growth Fund and the JPMorgan Investor Growth & Income Fund underperformed their respective composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	3

maintained a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds were overweight in risk assets (equities) and underweight in defensive assets (fixed income). Starting in January 2014, the Investor Funds reduced the overweight in risk assets and underweight in defensive assets. Within risk assets, the portfolio was tilted toward equities and, within the defensive assets, the portfolio was tilted away from interest-rate sensitive investments. Over the final nine months of the reporting period, the Investor Funds re-allocated their portfolios from underweight to neutral in international equity as international equity valuations grew more compelling and the economic outlook improved. As part of their duration management, the Investor Funds were overweight in cash and absolute return strategies. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		14.12%	10.84%	6.50%
With Sales Charge*		8.99	9.83	6.01
CLASS B SHARES	December 10, 1996
Without CDSC		13.54	10.27	6.02
With CDSC**		8.54	9.99	6.02
CLASS C SHARES	July 1, 1997
Without CDSC		13.50	10.25	5.90
With CDSC***		12.50	10.25	5.90
SELECT CLASS SHARES	December 10, 1996	14.45	11.11	6.77

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S.

companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		10.05%	8.37%	5.54%
With Sales Charge*		5.07	7.36	5.05
CLASS B SHARES	December 10, 1996
Without CDSC		9.43	7.80	5.06
With CDSC**		4.43	7.50	5.06
CLASS C SHARES	July 1, 1997
Without CDSC		9.42	7.81	4.95
With CDSC***		8.42	7.81	4.95
SELECT CLASS SHARES	December 10, 1996	10.35	8.64	5.80

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		21.95%	15.54%	7.48%
With Sales Charge*		16.43	14.47	6.99
CLASS B SHARES	December 10, 1996
Without CDSC		21.28	14.87	6.97
With CDSC**		16.28	14.64	6.97
CLASS C SHARES	July 1, 1997
Without CDSC		21.30	14.89	6.86
With CDSC***		20.30	14.89	6.86
SELECT CLASS SHARES	December 10, 1996	22.25	15.81	7.74

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		17.40%	13.24%	6.97%
With Sales Charge*		12.09	12.19	6.48
CLASS B SHARES	December 10, 1996
Without CDSC		16.74	12.62	6.47
With CDSC**		11.74	12.37	6.47
CLASS C SHARES	July 1, 1997
Without CDSC		16.72	12.61	6.35
With CDSC***		15.72	12.61	6.35
SELECT CLASS SHARES	December 10, 1996	17.71	13.52	7.24

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S.

Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 6.0%
1,836	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	25,995
1,240	JPMorgan Global Natural Resources Fund, Select Class Shares	13,077
16,092	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	162,367
6,933	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	107,386

	Total Alternative Assets	308,825

	Fixed Income — 35.7%
52,350	JPMorgan Core Bond Fund, Select Class Shares	613,016
55,838	JPMorgan Core Plus Bond Fund, Select Class Shares	467,919
2,900	JPMorgan Emerging Markets Debt Fund, Select Class Shares	25,141
4,367	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares (a)	42,669
14,129	JPMorgan Floating Rate Income Fund, Select Class Shares	142,844
515	JPMorgan Government Bond Fund, Select Class Shares	5,692
13,342	JPMorgan High Yield Fund, Select Class Shares	109,005
13,456	JPMorgan Inflation Managed Bond Fund, Select Class Shares	143,032
13,559	JPMorgan Limited Duration Bond Fund, Select Class Shares	135,456
2,234	JPMorgan Multi-Sector Income Fund, Select Class Shares	23,213
11,497	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	136,817

	Total Fixed Income	1,844,804

	International Equity — 12.2%
5,755	JPMorgan Emerging Economies Fund, Select Class Shares	78,848
3,283	JPMorgan Emerging Markets Equity Fund, Select Class Shares	80,273
9,784	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	185,507
3,671	JPMorgan International Equity Fund, Select Class Shares	60,425
6,830	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	151,569

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
1,675	JPMorgan Intrepid European Fund, Select Class Shares	45,925
1,467	JPMorgan Latin America Fund, Select Class Shares	27,512

	Total International Equity	630,059

	Money Market — 5.8%
299,628	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (l)	299,628

	U.S. Equity — 40.3%
4,220	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	102,706
5,695	JPMorgan Equity Income Fund, Select Class Shares	78,879
9,419	JPMorgan Intrepid America Fund, Select Class Shares	354,247
4,508	JPMorgan Intrepid Growth Fund, Select Class Shares	167,830
4,477	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	111,796
1,450	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	47,170
11,159	JPMorgan Large Cap Value Fund, Select Class Shares	183,236
12,668	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	176,596
3,452	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	61,730
32,181	JPMorgan U.S. Equity Fund, Select Class Shares	480,791
7,863	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	233,848
2,759	JPMorgan Value Advantage Fund, Select Class Shares	80,759

	Total U.S. Equity	2,079,588

	Total Investments — 100.0% (Cost $4,209,661)	5,162,904
	Other Assets in Excess of Liabilities — 0.0% (g)	2,165

	NET ASSETS — 100.0%	$5,165,069

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 6.7%
1,612	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	22,833
1,039	JPMorgan Global Natural Resources Fund, Select Class Shares	10,960
14,092	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	142,186
7,228	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	111,954

	Total Alternative Assets	287,933

	Fixed Income — 55.2%
68,839	JPMorgan Core Bond Fund, Select Class Shares	806,107
65,183	JPMorgan Core Plus Bond Fund, Select Class Shares	546,237
2,022	JPMorgan Emerging Markets Debt Fund, Select Class Shares	17,533
6,075	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares (a)	59,351
16,414	JPMorgan Floating Rate Income Fund, Select Class Shares	165,942
1,797	JPMorgan Government Bond Fund, Select Class Shares	19,861
9,293	JPMorgan High Yield Fund, Select Class Shares	75,923
17,192	JPMorgan Inflation Managed Bond Fund, Select Class Shares	182,755
29,924	JPMorgan Limited Duration Bond Fund, Select Class Shares	298,940
1,845	JPMorgan Multi-Sector Income Fund, Select Class Shares	19,170
13,468	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	160,270

	Total Fixed Income	2,352,089

	International Equity — 7.4%
3,146	JPMorgan Emerging Economies Fund, Select Class Shares	43,093
1,778	JPMorgan Emerging Markets Equity Fund, Select Class Shares	43,460
2,776	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	52,639
1,900	JPMorgan International Equity Fund, Select Class Shares	31,271
4,550	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,956

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
980	JPMorgan Intrepid European Fund, Select Class Shares	26,864
994	JPMorgan Latin America Fund, Select Class Shares	18,652

	Total International Equity	316,935

	Money Market — 4.8%
202,784	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (l)	202,784

	U.S. Equity — 25.9%
1,528	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	37,180
5,403	JPMorgan Equity Income Fund, Select Class Shares	74,826
6,779	JPMorgan Intrepid America Fund, Select Class Shares	254,954
2,839	JPMorgan Intrepid Growth Fund, Select Class Shares	105,706
1,687	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	42,122
2,702	JPMorgan Large Cap Value Fund, Select Class Shares	44,364
4,123	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	57,479
797	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	24,224
2,388	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	42,702
15,540	JPMorgan U.S. Equity Fund, Select Class Shares	232,162
4,485	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	133,376
1,820	JPMorgan Value Advantage Fund, Select Class Shares	53,284

	Total U.S. Equity	1,102,379

	Total Investments — 100.0% (Cost $3,719,655)	4,262,120
	Other Assets in Excess of Liabilities — 0.0% (g)	418

	NET ASSETS — 100.0%	$4,262,538

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 2.4%
907	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	12,839
671	JPMorgan Global Natural Resources Fund, Select Class Shares	7,078
2,220	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	22,396
867	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	13,436

	Total Alternative Assets	55,749

	Fixed Income — 7.3%
2,127	JPMorgan Core Bond Fund, Select Class Shares	24,905
1,924	JPMorgan Core Plus Bond Fund, Select Class Shares	16,122
886	JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,684
1,032	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares (a)	10,084
2,071	JPMorgan Floating Rate Income Fund, Select Class Shares	20,942
1,666	JPMorgan High Yield Fund, Select Class Shares	13,614
3,714	JPMorgan Inflation Managed Bond Fund, Select Class Shares	39,475
426	JPMorgan Limited Duration Bond Fund, Select Class Shares	4,259
485	JPMorgan Multi-Sector Income Fund, Select Class Shares	5,042
1,985	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	23,621

	Total Fixed Income	165,748

	International Equity — 15.3%
3,141	JPMorgan Emerging Economies Fund, Select Class Shares	43,035
1,812	JPMorgan Emerging Markets Equity Fund, Select Class Shares	44,305
3,531	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	66,944
4,713	JPMorgan International Equity Fund, Select Class Shares	77,578
3,685	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	81,772
986	JPMorgan Intrepid European Fund, Select Class Shares	27,037
550	JPMorgan Latin America Fund, Select Class Shares	10,321

	Total International Equity	350,992

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.9%
43,096	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (l)	43,096

	U.S. Equity — 73.1%
935	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	22,753
2,320	JPMorgan Equity Income Fund, Select Class Shares	32,130
7,307	JPMorgan Intrepid America Fund, Select Class Shares	274,816
3,641	JPMorgan Intrepid Growth Fund, Select Class Shares	135,562
3,288	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	82,091
5,694	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	185,166
14,523	JPMorgan Large Cap Value Fund, Select Class Shares	238,463
9,437	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	131,552
492	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	14,958
1,959	JPMorgan Small Cap Value Fund, Select Class Shares	57,414
1,832	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,760
21,699	JPMorgan U.S. Equity Fund, Select Class Shares	324,189
3,585	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	106,632
1,195	JPMorgan Value Advantage Fund, Select Class Shares	34,980

	Total U.S. Equity	1,673,466

	Total Investments — 100.0% (Cost $1,558,989)	2,289,051
	Liabilities in Excess of Other Assets — 0.0% (g)	(669)

	NET ASSETS — 100.0%	$2,288,382

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 5.5%
1,161	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	16,443
794	JPMorgan Global Natural Resources Fund, Select Class Shares	8,373
8,637	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	87,152
3,723	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	57,676

	Total Alternative Assets	169,644

	Fixed Income — 22.2%
16,269	JPMorgan Core Bond Fund, Select Class Shares	190,510
20,379	JPMorgan Core Plus Bond Fund, Select Class Shares	170,777
1,062	JPMorgan Emerging Markets Debt Fund, Select Class Shares	9,205
2,010	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares (a)	19,637
8,582	JPMorgan Floating Rate Income Fund, Select Class Shares	86,767
7,802	JPMorgan High Yield Fund, Select Class Shares	63,744
6,687	JPMorgan Inflation Managed Bond Fund, Select Class Shares	71,085
1,458	JPMorgan Multi-Sector Income Fund, Select Class Shares	15,147
5,012	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	59,639

	Total Fixed Income	686,511

	International Equity — 16.1%
4,024	JPMorgan Emerging Economies Fund, Select Class Shares	55,129
2,364	JPMorgan Emerging Markets Equity Fund, Select Class Shares	57,802
6,357	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	120,521
5,876	JPMorgan International Equity Fund, Select Class Shares	96,715
4,531	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	100,540
1,986	JPMorgan Intrepid European Fund, Select Class Shares	54,454
737	JPMorgan Latin America Fund, Select Class Shares	13,825

	Total International Equity	498,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 3.8%
117,899	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (l)	117,899

	U.S. Equity — 52.4%
1,837	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	44,713
3,698	JPMorgan Equity Income Fund, Select Class Shares	51,217
8,491	JPMorgan Intrepid America Fund, Select Class Shares	319,333
2,771	JPMorgan Intrepid Growth Fund, Select Class Shares	103,175
1,611	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	40,222
4,432	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	144,132
11,285	JPMorgan Large Cap Value Fund, Select Class Shares	185,292
9,338	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	130,172
618	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	18,793
1,278	JPMorgan Small Cap Value Fund, Select Class Shares	37,465
2,661	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	47,583
21,214	JPMorgan U.S. Equity Fund, Select Class Shares	316,936
4,609	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	137,072
1,563	JPMorgan Value Advantage Fund, Select Class Shares	45,741

	Total U.S. Equity	1,621,846

	Total Investments — 100.0% (Cost $2,338,087)	3,094,886
	Liabilities in Excess of Other Assets — 0.0% (g)	(88)

	NET ASSETS — 100.0%	$3,094,798

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2014.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund		Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,162,904		$4,262,120	$2,289,051	$3,094,886
Cash	—		—	—	10
Receivables:
Fund shares sold	9,768		7,337	2,635	4,512
Dividends from affiliates	8,144		7,056	3,855	5,373

Total Assets	5,180,816		4,276,513	2,295,541	3,104,781

LIABILITIES:
Payables:
Distributions	640		120	218	302
Investment securities purchased	8,138		7,053	3,854	5,371
Fund shares redeemed	4,494		4,438	1,919	2,852
Accrued liabilities:
Investment advisory fees	93		127	20	42
Administration fees	239		202	125	156
Shareholder servicing fees	65		94	14	24
Distribution fees	1,424		1,507	556	773
Custodian and accounting fees	11		9	12	11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3	1	1
Other	643		422	440	451

Total Liabilities	15,747		13,975	7,159	9,983

Net Assets	$5,165,069		$4,262,538	$2,288,382	$3,094,798

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,204,003	$3,673,698	$1,590,489	$2,369,959
Accumulated undistributed (distributions in excess of) net investment income	(408)	(163)	(175)	(247)
Accumulated net realized gains (losses)	8,231	46,538	(31,994)	(31,713)
Net unrealized appreciation (depreciation)	953,243	542,465	730,062	756,799

Total Net Assets	$5,165,069	$4,262,538	$2,288,382	$3,094,798

Net Assets:
Class A	$3,749,519	$2,516,247	$1,791,194	$2,432,024
Class B	90,106	46,180	88,345	95,394
Class C	995,919	1,580,447	226,430	358,544
Select Class	329,525	119,664	182,413	208,836

Total	$5,165,069	$4,262,538	$2,288,382	$3,094,798

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	245,901	193,531	91,417	142,157
Class B	5,909	3,549	4,627	5,599
Class C	66,176	122,063	12,076	21,439
Select Class	21,581	9,163	9,160	12,364

Net Asset Value (a):
Class A — Redemption price per share	$15.25	$13.00	$19.59	$17.11
Class B — Offering price per share (b)	15.25	13.01	19.09	17.04
Class C — Offering price per share (b)	15.05	12.95	18.75	16.72
Select Class — Offering and redemption price per share	15.27	13.06	19.91	16.89
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.97	$13.61	$20.51	$17.92

Cost of investments in affiliates	4,209,661	3,719,655	1,558,989	2,338,087

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$71,269	$71,642	$20,256	$37,467

EXPENSES:
Investment advisory fees	2,273	1,962	1,014	1,367
Administration fees	2,683	2,353	1,414	1,761
Distribution fees:
Class A	8,278	5,943	3,947	5,338
Class B	771	396	776	848
Class C	6,087	10,345	1,436	2,223
Shareholder servicing fees:
Class A	8,278	5,943	3,947	5,338
Class B	257	132	259	283
Class C	2,029	3,448	479	741
Select Class	798	289	386	473
Custodian and accounting fees	19	16	20	19
Professional fees	70	71	49	55
Trustees’ and Chief Compliance Officer’s fees	42	40	21	28
Printing and mailing costs	454	364	337	348
Registration and filing fees	471	398	129	197
Transfer agent fees	1,590	1,090	1,278	1,240
Other	75	66	41	50

Total expenses	34,175	32,856	15,533	20,309

Less amounts waived	(11,370)	(9,137)	(6,082)	(7,432)

Net expenses	22,805	23,719	9,451	12,877

Net investment income (loss)	48,464	47,923	10,805	24,590

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	34,632	45,322	17,333	32,103
Distributions of capital gains received from investment company affiliates	85,847	50,096	54,238	60,812
Change in net unrealized appreciation/depreciation of investments in affiliates	418,642	223,346	312,477	311,079

Net realized/unrealized gains (losses)	539,121	318,764	384,048	403,994

Change in net assets resulting from operations	$587,585	$366,687	$394,853	$428,584

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,464	$48,599	$47,923	$46,232
Net realized gain (loss) on investments in affiliates	34,632	5,374	45,322	1,730
Distributions of capital gains received from investment company affiliates	85,847	24,197	50,096	13,477
Change in net unrealized appreciation/depreciation of investments in affiliates	418,642	247,278	223,346	129,648

Change in net assets resulting from operations	587,585	325,448	366,687	191,087

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(51,978)	(44,361)	(39,648)	(37,372)
From net realized gains	(10,000)	—	—	—
Class B
From net investment income	(993)	(1,653)	(581)	(958)
From net realized gains	(318)	—	—	—
Class C
From net investment income	(8,742)	(5,932)	(15,776)	(12,795)
From net realized gains	(2,481)	—	—	—
Select Class
From net investment income	(5,665)	(5,309)	(2,173)	(2,217)
From net realized gains	(937)	—	—	—

Total distributions to shareholders	(81,114)	(57,255)	(58,178)	(53,342)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	890,046	381,913	418,368	526,226

NET ASSETS:
Change in net assets	1,396,517	650,106	726,877	663,971
Beginning of period	3,768,552	3,118,446	3,535,661	2,871,690

End of period	$5,165,069	$3,768,552	$4,262,538	$3,535,661

Accumulated undistributed (distributions in excess of) net investment income	$(408)	$(323)	$(163)	$(134)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,805	$12,976	$24,590	$25,936
Net realized gain (loss) on investments affiliates	17,333	9,147	32,103	16,481
Distributions of capital gains received from investment company affiliates	54,238	14,763	60,812	17,423
Change in net unrealized appreciation/depreciation of investments in affiliates	312,477	226,857	311,079	210,815

Change in net assets resulting from operations	394,853	263,743	428,584	270,655

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,801)	(12,253)	(30,868)	(24,418)
Class B
From net investment income	(972)	(770)	(989)	(1,441)
Class C
From net investment income	(1,772)	(844)	(2,857)	(1,975)
Select Class
From net investment income	(2,198)	(1,369)	(3,225)	(2,455)

Total distributions to shareholders	(23,743)	(15,236)	(37,939)	(30,289)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	179,299	7,991	385,158	101,741

NET ASSETS:
Change in net assets	550,409	256,498	775,803	342,107
Beginning of period	1,737,973	1,481,475	2,318,995	1,976,888

End of period	$2,288,382	$1,737,973	$3,094,798	$2,318,995

Accumulated undistributed (distributions in excess of) net investment income	$(175)	$(149)	$(247)	$(208)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,172,802	$786,158	$663,475	$741,095
Distributions reinvested	61,815	44,125	39,567	37,219
Cost of shares redeemed	(653,336)	(519,840)	(595,012)	(494,825)

Change in net assets resulting from Class A capital transactions	$581,281	$310,443	$108,030	$283,489

Class B
Proceeds from shares issued	$4,133	$3,365	$2,287	$3,772
Distributions reinvested	1,307	1,644	579	954
Cost of shares redeemed	(39,779)	(71,230)	(20,067)	(36,953)

Change in net assets resulting from Class B capital transactions	$(34,339)	$(66,221)	$(17,201)	$(32,227)

Class C
Proceeds from shares issued	$483,355	$219,514	$648,610	$466,732
Distributions reinvested	11,113	5,817	15,718	12,703
Cost of shares redeemed	(151,120)	(110,069)	(334,441)	(217,267)

Change in net assets resulting from Class C capital transactions	$343,348	$115,262	$329,887	$262,168

Select Class
Proceeds from shares issued	$81,681	$79,748	$21,226	$40,066
Distributions reinvested	2,581	2,506	990	1,061
Cost of shares redeemed	(84,506)	(59,825)	(24,564)	(28,331)

Change in net assets resulting from Select Class capital transactions	$(244)	$22,429	$(2,348)	$12,796

Total change in net assets resulting from capital transactions	$890,046	$381,913	$418,368	$526,226

SHARE TRANSACTIONS:
Class A
Issued	81,074	59,008	53,123	62,122
Reinvested	4,211	3,334	3,145	3,139
Redeemed	(45,013)	(39,241)	(47,622)	(41,556)

Change in Class A Shares	40,272	23,101	8,646	23,705

Class B
Issued	287	254	183	317
Reinvested	90	125	46	81
Redeemed	(2,752)	(5,431)	(1,605)	(3,131)

Change in Class B Shares	(2,375)	(5,052)	(1,376)	(2,733)

Class C
Issued	33,955	16,557	52,180	39,118
Reinvested	768	445	1,253	1,076
Redeemed	(10,540)	(8,418)	(26,885)	(18,337)

Change in Class C Shares	24,183	8,584	26,548	21,857

Select Class
Issued	5,619	5,986	1,687	3,357
Reinvested	176	189	78	89
Redeemed	(5,778)	(4,541)	(1,958)	(2,362)

Change in Select Class Shares	17	1,634	(193)	1,084

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$364,251	$258,064	$611,629	$418,638
Distributions reinvested	18,699	12,176	30,757	24,284
Cost of shares redeemed	(226,201)	(215,007)	(328,489)	(300,252)

Change in net assets resulting from Class A capital transactions	$156,749	$55,233	$313,897	$142,670

Class B
Proceeds from shares issued	$1,237	$917	$1,832	$2,076
Distributions reinvested	967	764	986	1,434
Cost of shares redeemed	(44,584)	(57,935)	(48,540)	(82,327)

Change in net assets resulting from Class B capital transactions	$(42,380)	$(56,254)	$(45,722)	$(78,817)

Class C
Proceeds from shares issued	$67,519	$37,737	$140,280	$62,981
Distributions reinvested	1,683	788	2,713	1,823
Cost of shares redeemed	(34,707)	(27,701)	(51,230)	(40,695)

Change in net assets resulting from Class C capital transactions	$34,495	$10,824	$91,763	$24,109

Select Class
Proceeds from shares issued	$52,249	$42,795	$57,090	$35,873
Distributions reinvested	595	429	1,699	1,539
Cost of shares redeemed	(22,409)	(45,036)	(33,569)	(23,633)

Change in net assets resulting from Select Class capital transactions	$30,435	$(1,812)	$25,220	$13,779

Total change in net assets resulting from capital transactions	$179,299	$7,991	$385,158	$101,741

SHARE TRANSACTIONS:
Class A
Issued	20,101	16,839	38,067	29,415
Reinvested	1,002	810	1,874	1,720
Redeemed	(12,465)	(14,189)	(20,413)	(21,279)

Change in Class A Shares	8,638	3,460	19,528	9,856

Class B
Issued	71	61	116	145
Reinvested	53	53	61	103
Redeemed	(2,526)	(3,932)	(3,040)	(5,907)

Change in Class B Shares	(2,402)	(3,818)	(2,863)	(5,659)

Class C
Issued	3,884	2,546	8,949	4,473
Reinvested	95	55	169	133
Redeemed	(2,004)	(1,898)	(3,248)	(2,947)

Change in Class C Shares	1,975	703	5,870	1,659

Select Class
Issued	2,823	2,810	3,613	2,537
Reinvested	31	28	105	110
Redeemed	(1,200)	(3,009)	(2,092)	(1,698)

Change in Select Class Shares	1,654	(171)	1,626	949

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Year Ended June 30, 2014	$13.61	$0.17	(f)	$1.74	$1.91	$(0.23)	$(0.04)	$(0.27)
Year Ended June 30, 2013	12.53	0.20	(f)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(f)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26		0.97	1.23	(0.26)	—	(0.26)

Class B
Year Ended June 30, 2014	13.60	0.08	(f)	1.75	1.83	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2013	12.53	0.13	(f)	1.10	1.23	(0.16)	—	(0.16)
Year Ended June 30, 2012	12.57	0.15	(f)	(0.03)	0.12	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.99	0.17		1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20		0.97	1.17	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2014	13.44	0.09	(f)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(f)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(f)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20		0.95	1.15	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2014	13.62	0.20	(f)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(f)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(f)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28		0.97	1.25	(0.28)	—	(0.28)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$15.25	14.12%	$3,749,519	0.41%	1.16%	0.67%	12%
13.61	10.54	2,797,749	0.50	1.51	0.69	19
12.53	1.45	2,287,495	0.50	1.79	0.69	9
12.58	16.53	2,104,717	0.50	1.92	0.69	5
11.00	12.19	1,410,998	0.50	2.34	0.71	12

15.25	13.54	90,106	0.97	0.58	1.17	12
13.60	9.86	112,689	1.01	1.00	1.19	19
12.53	0.97	167,057	1.02	1.26	1.19	9
12.57	15.91	235,961	1.02	1.37	1.19	5
10.99	11.66	287,519	1.05	1.75	1.21	12

15.05	13.50	995,919	0.97	0.61	1.17	12
13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5
10.88	11.55	216,667	1.05	1.80	1.21	12

15.27	14.45	329,525	0.16	1.39	0.42	12
13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5
11.01	12.44	160,959	0.25	2.60	0.46	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2014	$12.01	$0.18	(f)	$1.02	$1.20	$(0.21)
Year Ended June 30, 2013	11.46	0.19	(f)	0.58	0.77	(0.22)
Year Ended June 30, 2012	11.40	0.23	(f)	0.06	0.29	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)

Class B
Year Ended June 30, 2014	12.02	0.11	(f)	1.02	1.13	(0.14)
Year Ended June 30, 2013	11.47	0.13	(f)	0.58	0.71	(0.16)
Year Ended June 30, 2012	11.40	0.17	(f)	0.07	0.24	(0.17)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)

Class C
Year Ended June 30, 2014	11.97	0.11	(f)	1.01	1.12	(0.14)
Year Ended June 30, 2013	11.42	0.13	(f)	0.58	0.71	(0.16)
Year Ended June 30, 2012	11.36	0.17	(f)	0.06	0.23	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)

Select Class
Year Ended June 30, 2014	12.06	0.21	(f)	1.03	1.24	(0.24)
Year Ended June 30, 2013	11.51	0.22	(f)	0.58	0.80	(0.25)
Year Ended June 30, 2012	11.44	0.26	(f)	0.07	0.33	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$13.00	10.05%	$2,516,247	0.41%	1.41%	0.66%	20%
12.01	6.76	2,220,725	0.50	1.63	0.68	14
11.46	2.60	1,847,352	0.50	2.03	0.68	9
11.40	11.36	1,589,494	0.50	2.26	0.68	3
10.47	11.32	927,164	0.50	2.78	0.72	11

13.01	9.43	46,180	0.97	0.84	1.16	20
12.02	6.22	59,190	1.00	1.12	1.18	14
11.47	2.16	87,831	1.01	1.50	1.18	9
11.40	10.64	116,375	1.02	1.69	1.18	3
10.48	10.80	145,639	1.06	2.17	1.22	11

12.95	9.42	1,580,447	0.97	0.87	1.16	20
11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3
10.44	10.78	341,942	1.06	2.25	1.22	11

13.06	10.35	119,664	0.16	1.66	0.41	20
12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3
10.51	11.66	60,791	0.25	3.03	0.47	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Investor Growth Fund
Class A
Year Ended June 30, 2014	$16.25	$0.11	(f)	$3.45	$3.56	$(0.22)
Year Ended June 30, 2013	13.88	0.14	(f)	2.38	2.52	(0.15)
Year Ended June 30, 2012	14.14	0.10	(f)	(0.25)	(0.15)	(0.11)
Year Ended June 30, 2011	11.22	0.09	(f)	2.92	3.01	(0.09)
Year Ended June 30, 2010	9.94	0.10	(f)	1.26	1.36	(0.08)

Class B
Year Ended June 30, 2014	15.88	—	(f)(g)	3.37	3.37	(0.16)
Year Ended June 30, 2013	13.58	0.05	(f)	2.34	2.39	(0.09)
Year Ended June 30, 2012	13.85	0.02	(f)	(0.24)	(0.22)	(0.05)
Year Ended June 30, 2011	11.00	0.02	(f)	2.86	2.88	(0.03)
Year Ended June 30, 2010	9.79	0.02	(f)	1.24	1.26	(0.05)

Class C
Year Ended June 30, 2014	15.60	0.01	(f)	3.30	3.31	(0.16)
Year Ended June 30, 2013	13.34	0.05	(f)	2.30	2.35	(0.09)
Year Ended June 30, 2012	13.61	0.02	(f)	(0.24)	(0.22)	(0.05)
Year Ended June 30, 2011	10.82	0.02	(f)	2.80	2.82	(0.03)
Year Ended June 30, 2010	9.62	0.03	(f)	1.22	1.25	(0.05)

Select Class
Year Ended June 30, 2014	16.51	0.16	(f)	3.50	3.66	(0.26)
Year Ended June 30, 2013	14.09	0.17	(f)	2.44	2.61	(0.19)
Year Ended June 30, 2012	14.35	0.14	(f)	(0.26)	(0.12)	(0.14)
Year Ended June 30, 2011	11.39	0.13	(f)	2.95	3.08	(0.12)
Year Ended June 30, 2010	10.09	0.13	(f)	1.28	1.41	(0.11)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$19.59	21.95%	$1,791,194	0.41%	0.59%	0.71%	8%
16.25	18.28	1,344,928	0.49	0.89	0.76	15
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6
14.14	26.86	1,089,221	0.50	0.71	0.76	15
11.22	13.67	769,574	0.50	0.81	0.79	15

19.09	21.28	88,345	0.95	0.02	1.21	8
15.88	17.63	111,593	1.04	0.34	1.26	15
13.58	(1.55)	147,256	1.05	0.16	1.25	6
13.85	26.20	213,785	1.06	0.12	1.26	15
11.00	12.85	232,624	1.10	0.20	1.30	15

18.75	21.30	226,430	0.95	0.05	1.21	8
15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15
10.82	12.99	82,981	1.09	0.22	1.29	15

19.91	22.25	182,413	0.16	0.85	0.46	8
16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15
11.39	13.87	77,338	0.25	1.08	0.54	15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income
Investor Growth & Income Fund
Class A
Year Ended June 30, 2014	$14.78	$0.16	(f)	$2.40	$2.56		$(0.23)
Year Ended June 30, 2013	13.17	0.18	(f)	1.64	1.82		(0.21)
Year Ended June 30, 2012	13.28	0.17	(f)	(0.10)	0.07		(0.18)
Year Ended June 30, 2011	11.05	0.18	(f)	2.23	2.41		(0.18)
Year Ended June 30, 2010	9.90	0.20	(f)	1.15	1.35		(0.20)

Class B
Year Ended June 30, 2014	14.72	0.06	(f)	2.40	2.46		(0.14)
Year Ended June 30, 2013	13.11	0.11	(f)	1.63	1.74		(0.13)
Year Ended June 30, 2012	13.22	0.10	(f)	(0.10)	—	(g)	(0.11)
Year Ended June 30, 2011	11.00	0.11	(f)	2.22	2.33		(0.11)
Year Ended June 30, 2010	9.85	0.13	(f)	1.15	1.28		(0.13)

Class C
Year Ended June 30, 2014	14.46	0.07	(f)	2.34	2.41		(0.15)
Year Ended June 30, 2013	12.89	0.10	(f)	1.61	1.71		(0.14)
Year Ended June 30, 2012	13.01	0.10	(f)	(0.11)	(0.01)		(0.11)
Year Ended June 30, 2011	10.83	0.11	(f)	2.19	2.30		(0.12)
Year Ended June 30, 2010	9.71	0.13	(f)	1.12	1.25		(0.13)

Select Class
Year Ended June 30, 2014	14.59	0.19	(f)	2.38	2.57		(0.27)
Year Ended June 30, 2013	13.00	0.21	(f)	1.63	1.84		(0.25)
Year Ended June 30, 2012	13.12	0.20	(f)	(0.11)	0.09		(0.21)
Year Ended June 30, 2011	10.92	0.21	(f)	2.20	2.41		(0.21)
Year Ended June 30, 2010	9.78	0.22	(f)	1.14	1.36		(0.22)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)		Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$17.11	17.40%		$2,432,024	0.41%	0.96%	0.68%	10%
14.78	13.91		1,812,603	0.49	1.29	0.72	20
13.17	0.60		1,485,151	0.50	1.33	0.71	11
13.28	21.91		1,443,240	0.50	1.45	0.71	9
11.05	13.52		1,008,109	0.50	1.72	0.73	14

17.04	16.74		95,394	0.96	0.39	1.19	10
14.72	13.35		124,521	1.02	0.77	1.22	20
13.11	0.03		185,106	1.03	0.79	1.22	11
13.22	21.23		270,833	1.04	0.88	1.22	9
11.00	12.92		315,944	1.08	1.13	1.23	14

16.72	16.72		358,544	0.96	0.42	1.18	10
14.46	13.34		225,157	1.02	0.76	1.21	20
12.89	0.00	(h)	179,336	1.03	0.80	1.21	11
13.01	21.28		186,625	1.04	0.91	1.21	9
10.83	12.87		119,332	1.07	1.16	1.23	14

16.89	17.71		208,836	0.16	1.21	0.44	10
14.59	14.22		156,714	0.24	1.53	0.47	20
13.00	0.79		127,295	0.25	1.59	0.46	11
13.12	22.19		146,524	0.25	1.69	0.46	9
10.92	13.87		104,501	0.25	1.94	0.48	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$5,162,904	$—	$—	$5,162,904

Investor Conservative Growth Fund
Total Investments in Securities (a)	$4,262,120	$—	$—	$4,262,120

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Growth Fund
Total Investments in Securities (a)	$2,289,051	$—	$—	$2,289,051

Investor Growth & Income Fund
Total Investments in Securities (a)	$3,094,886	$—	$—	$3,094,886

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM” ) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands):

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$11,475	$—	$11,870	$(1,615)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	12,337	12,299	—	—	—	1,836	25,995
JPMorgan Core Bond Fund, Select Class Shares	307,123	302,063	—	1,950	11,585	52,350	613,016
JPMorgan Core Plus Bond Fund, Select Class Shares	420,179	40,006	—	2,966	16,434	55,838	467,919
JPMorgan Credit Opportunities Fund, Select Class Shares	35,554	—	35,340	353	196	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	52,031	32,200	—	—	—	4,220	102,706
JPMorgan Emerging Economies Fund, Select Class Shares	46,497	38,155	12,000	(1,088)	955	5,755	78,848
JPMorgan Emerging Markets Debt Fund, Select Class Shares	19,824	22,567	19,500	1,116	1,023	2,900	25,141
JPMorgan Emerging Markets Equity Fund, Select Class Shares	48,121	38,355	14,000	(688)	156	3,283	80,273
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	21,343	20,500	—	—	—	4,367	42,669
JPMorgan Equity Income Fund, Select Class Shares	45,023	23,482	—	1,132	1,255	5,695	78,879
JPMorgan Floating Rate Income Fund, Select Class Shares	118,385	22,667	—	129	5,555	14,129	142,844
JPMorgan Global Natural Resources Fund, Select Class Shares	8,529	1,668	—	—	69	1,240	13,077
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	106,533	50,945	—	800	1,444	9,784	185,507
JPMorgan Government Bond Fund, Select Class Shares	87,651	942	81,600	7,269	1,383	515	5,692
JPMorgan High Yield Fund, Select Class Shares	114,141	28,879	36,000	3,900	7,206	13,342	109,005
JPMorgan Inflation Managed Bond Fund, Select Class Shares	115,072	25,409	—	157	1,685	13,456	143,032
JPMorgan International Equity Fund, Select Class Shares	—	56,315	—	—	1,379	3,671	60,425
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	53,602	78,655	—	2,027	2,629	6,830	151,569
JPMorgan Intrepid America Fund, Select Class Shares	284,486	34,631	38,400	2,371	3,132	9,419	354,247
JPMorgan Intrepid European Fund, Select Class Shares	—	45,800	—	—	—	1,675	45,925
JPMorgan Intrepid Growth Fund, Select Class Shares	139,380	15,149	23,500	3,253	1,149	4,508	167,830
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	119,507	13,217	53,100	15,132	687	4,477	111,796
JPMorgan Large Cap Growth Fund, Select Class Shares	44,075	12,901	20,600	2,201	—	1,450	47,170
JPMorgan Large Cap Value Fund, Select Class Shares	157,065	21,013	24,600	7,640	2,187	11,159	183,236
JPMorgan Latin America Fund, Select Class Shares	16,101	14,236	4,000	(691)	235	1,467	27,512
JPMorgan Limited Duration Bond Fund, Select Class Shares	90,860	43,015	—	—	1,032	13,559	135,456
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	147,292	802,195	649,859	1	60	299,628	299,628
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	150,279	26,648	22,700	15,525	1,414	12,668	176,596

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Balanced Fund (continued)
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	$109,449	$51,201	$—	$—	$—	16,092	$162,367
JPMorgan Multi-Sector Income Fund, Select Class Shares	—	23,207	—	—	206	2,234	23,213
JPMorgan Research Market Neutral Fund, Select Class Shares	81,333	35,101	12,000	(175)	—	6,933	107,386
JPMorgan Short Duration Bond Fund, Select Class Shares	61,220	170	61,426	1,059	281	—	—
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	72,708	63,745	—	—	2,131	11,497	136,817
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	35,500	19,336	—	3,120	318	3,452	61,730
JPMorgan U.S. Equity Fund, Select Class Shares	399,419	66,123	55,601	33,519	4,035	32,181	480,791
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	177,727	33,987	10,500	17,347	924	7,863	233,848
JPMorgan Value Advantage Fund, Select Class Shares	46,727	22,893	—	1,769	524	2,759	80,759

Total	$3,756,548			$120,479	$71,269		$5,162,904

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$10,382	$—	$10,728	$(1,976)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	10,439	11,200	—	—	—	1,612	22,833
JPMorgan Core Bond Fund, Select Class Shares	341,824	458,897	—	2,447	14,723	68,839	806,107
JPMorgan Core Plus Bond Fund, Select Class Shares	492,830	44,303	—	3,499	19,224	65,183	546,237
JPMorgan Credit Opportunities Fund, Select Class Shares	43,802	—	43,536	376	242	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	10,382	20,200	—	—	—	1,528	37,180
JPMorgan Emerging Economies Fund, Select Class Shares	26,260	15,924	2,500	(159)	524	3,146	43,093
JPMorgan Emerging Markets Debt Fund, Select Class Shares	21,227	10,395	15,500	429	776	2,022	17,533
JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,004	14,688	2,500	(158)	87	1,778	43,460
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	21,554	36,499	—	—	—	6,075	59,351
JPMorgan Equity Income Fund, Select Class Shares	57,765	6,233	—	1,119	1,265	5,403	74,826
JPMorgan Floating Rate Income Fund, Select Class Shares	135,238	28,697	—	150	6,504	16,414	165,942
JPMorgan Global Natural Resources Fund, Select Class Shares	7,904	463	—	—	63	1,039	10,960
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	34,623	9,662	—	236	426	2,776	52,639
JPMorgan Government Bond Fund, Select Class Shares	260,347	2,809	239,500	5,919	4,128	1,797	19,861
JPMorgan High Yield Fund, Select Class Shares	76,884	28,629	31,000	2,683	5,149	9,293	75,923
JPMorgan Inflation Managed Bond Fund, Select Class Shares	142,634	36,789	—	194	2,130	17,192	182,755
JPMorgan International Equity Fund, Select Class Shares	—	29,185	—	—	721	1,900	31,271
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	27,846	60,346	—	1,457	1,890	4,550	100,956
JPMorgan Intrepid America Fund, Select Class Shares	244,103	8,522	55,400	11,276	2,522	6,779	254,954
JPMorgan Intrepid European Fund, Select Class Shares	—	26,900	—	—	—	980	26,864
JPMorgan Intrepid Growth Fund, Select Class Shares	104,151	7,302	31,200	6,803	802	2,839	105,706
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	60,619	3,544	36,900	10,774	294	1,687	42,122
JPMorgan Large Cap Value Fund, Select Class Shares	54,322	6,807	25,600	7,554	616	2,702	44,364
JPMorgan Latin America Fund, Select Class Shares	15,447	4,065	1,800	(280)	166	994	18,652
JPMorgan Limited Duration Bond Fund, Select Class Shares	187,313	108,165	—	—	2,240	29,924	298,940
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	202,147	377,748	377,111	1	50	202,784	202,784
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	58,133	9,418	18,100	6,787	483	4,123	57,479
JPMorgan Mid Cap Growth Fund, Select Class Shares	21,694	3,009	5,000	3,059	—	797	24,224
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	103,889	36,700	—	—	—	14,092	142,186
JPMorgan Multi-Sector Income Fund, Select Class Shares	—	19,171	—	—	171	1,845	19,170

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Conservative Growth Fund (continued)
JPMorgan Research Market Neutral Fund, Select Class Shares	$92,947	$25,799	$10,000	$(135)	$—	7,228	$111,954
JPMorgan Short Duration Bond Fund, Select Class Shares	165,040	441	165,582	926	741	—	—
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	78,333	81,471	—	—	2,587	13,468	160,270
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	34,214	7,895	5,000	2,695	268	2,388	42,702
JPMorgan U.S. Equity Fund, Select Class Shares	206,904	26,282	35,700	18,466	1,957	15,540	232,162
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	105,706	15,297	6,500	10,046	529	4,485	133,376
JPMorgan Value Advantage Fund, Select Class Shares	41,153	4,094	—	1,230	364	1,820	53,284

Total	$3,525,060			$95,418	$71,642		$4,262,120

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$5,813	$—	$6,012	$(919)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	5,694	6,500	—	—	—	907	12,839
JPMorgan Core Bond Fund, Select Class Shares	—	24,670	—	54	361	2,127	24,905
JPMorgan Core Plus Bond Fund, Select Class Shares	13,971	1,879	—	100	562	1,924	16,122
JPMorgan Credit Opportunities Fund, Select Class Shares	6,747	—	6,707	(7)	37	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	9,236	10,300	—	—	—	935	22,753
JPMorgan Emerging Economies Fund, Select Class Shares	27,016	17,384	5,000	(394)	484	3,141	43,035
JPMorgan Emerging Markets Debt Fund, Select Class Shares	9,155	5,173	7,300	608	338	886	7,684
JPMorgan Emerging Markets Equity Fund, Select Class Shares	28,830	16,082	5,000	(264)	83	1,812	44,305
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	9,795	—	—	—	—	1,032	10,084
JPMorgan Equity Income Fund, Select Class Shares	17,330	10,882	—	487	501	2,320	32,130
JPMorgan Floating Rate Income Fund, Select Class Shares	16,740	3,968	—	19	792	2,071	20,942
JPMorgan Global Natural Resources Fund, Select Class Shares	4,108	1,533	—	—	33	671	7,078
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	42,522	13,935	—	298	537	3,531	66,944
JPMorgan Government Bond Fund, Select Class Shares	897	7	889	9	11	—	—
JPMorgan High Yield Fund, Select Class Shares	17,832	3,489	8,000	1,017	1,028	1,666	13,614
JPMorgan Inflation Managed Bond Fund, Select Class Shares	34,339	4,406	—	47	488	3,714	39,475
JPMorgan International Equity Fund, Select Class Shares	27,638	44,519	—	—	1,688	4,713	77,578
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	38,922	33,011	—	919	1,192	3,685	81,772
JPMorgan Intrepid America Fund, Select Class Shares	224,977	8,599	15,500	2,263	2,399	7,307	274,816
JPMorgan Intrepid European Fund, Select Class Shares		27,100	—	—	—	986	27,037
JPMorgan Intrepid Growth Fund, Select Class Shares	110,338	6,423	10,500	1,410	923	3,641	135,562
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	71,524	2,271	11,500	3,164	455	3,288	82,091
JPMorgan Large Cap Growth Fund, Select Class Shares	150,807	4,001	7,900	2,181	—	5,694	185,166
JPMorgan Large Cap Value Fund, Select Class Shares	210,886	11,164	22,500	9,006	2,842	14,523	238,463
JPMorgan Latin America Fund, Select Class Shares	6,368	4,683	1,200	(196)	83	550	10,321
JPMorgan Limited Duration Bond Fund, Select Class Shares	2,306	2,520	600	4	25	426	4,259
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	24,719	166,642	148,265	— (a)	7	43,096	43,096
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	111,210	14,142	10,301	11,175	1,053	9,437	131,552
JPMorgan Mid Cap Growth Fund, Select Class Shares	10,229	2,241	—	1,241	—	492	14,958
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	17,167	5,001	—	—	—	2,220	22,396
JPMorgan Multi-Sector Income Fund, Select Class Shares	—	5,045	—	—	45	485	5,042
JPMorgan Research Market Neutral Fund, Select Class Shares	9,144	4,001	—	—	—	867	13,436
JPMorgan Small Cap Value Fund, Select Class Shares	56,428	2,730	11,400	5,272	355	1,959	57,414

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Growth Fund (continued)
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	$13,423	$10,140	$—	$—	$362	1,985	$23,621
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	17,723	11,679	—	1,796	183	1,832	32,760
JPMorgan U.S. Equity Fund, Select Class Shares	272,318	25,384	21,001	22,364	2,716	21,699	324,189
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	91,373	8,656	9,301	9,148	445	3,585	106,632
JPMorgan Value Advantage Fund, Select Class Shares	18,637	11,797	—	769	228	1,195	34,980

Total	$1,736,162			$71,571	$20,256		$2,289,051

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$7,693	$—	$7,966	$(1,248)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	7,117	8,500	—	—	—	1,161	16,443
JPMorgan Core Bond Fund, Select Class Shares	90,521	98,807	—	571	3,537	16,269	190,510
JPMorgan Core Plus Bond Fund, Select Class Shares	158,709	9,228	—	1,093	6,030	20,379	170,777
JPMorgan Credit Opportunities Fund, Select Class Shares	19,957	—	19,837	256	110	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	18,391	19,901	—	—	—	1,837	44,713
JPMorgan Emerging Economies Fund, Select Class Shares	33,236	26,137	8,500	(963)	637	4,024	55,129
JPMorgan Emerging Markets Debt Fund, Select Class Shares	11,603	4,207	7,300	510	402	1,062	9,205
JPMorgan Emerging Markets Equity Fund, Select Class Shares	33,550	26,406	7,500	(305)	107	2,364	57,802
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	13,586	5,500	—	—	—	2,010	19,637
JPMorgan Equity Income Fund, Select Class Shares	29,045	15,785	—	763	806	3,698	51,217
JPMorgan Floating Rate Income Fund, Select Class Shares	74,201	11,453	—	79	3,402	8,582	86,767
JPMorgan Global Natural Resources Fund, Select Class Shares	5,481	1,044	—	—	44	794	8,373
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	69,686	32,983	—	493	890	6,357	120,521
JPMorgan High Yield Fund, Select Class Shares	73,801	13,716	25,000	2,730	4,387	7,802	63,744
JPMorgan Inflation Managed Bond Fund, Select Class Shares	63,977	5,747	—	87	900	6,687	71,085
JPMorgan International Equity Fund, Select Class Shares	20,236	70,535	—	—	2,126	5,876	96,715
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	35,412	54,054	—	1,112	1,442	4,531	100,540
JPMorgan Intrepid America Fund, Select Class Shares	261,676	15,882	25,200	3,766	2,881	8,491	319,333
JPMorgan Intrepid European Fund, Select Class Shares	—	54,500	—	—	—	1,986	54,454
JPMorgan Intrepid Growth Fund, Select Class Shares	93,224	6,785	21,600	7,071	785	2,771	103,175
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	43,623	2,538	17,500	5,633	250	1,611	40,222
JPMorgan Large Cap Growth Fund, Select Class Shares	125,346	7,999	21,500	6,324	—	4,432	144,132
JPMorgan Large Cap Value Fund, Select Class Shares	160,651	14,256	20,300	7,882	2,256	11,285	185,292
JPMorgan Latin America Fund, Select Class Shares	6,752	8,595	2,000	(348)	95	737	13,825
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	91,732	351,743	325,576	— (a)	30	117,899	117,899
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	113,977	21,005	21,899	12,350	1,094	9,338	130,172
JPMorgan Mid Cap Growth Fund, Select Class Shares	12,113	3,558	—	1,559	—	618	18,793
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	73,718	12,300	—	—	—	8,637	87,152
JPMorgan Multi-Sector Income Fund, Select Class Shares	—	15,134	—	—	135	1,458	15,147
JPMorgan Research Market Neutral Fund, Select Class Shares	54,236	9,700	8,000	(66)	—	3,723	57,676
JPMorgan Small Cap Value Fund, Select Class Shares	41,894	4,295	15,900	6,847	258	1,278	37,465
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	47,889	11,552	—	—	1,034	5,012	59,639
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	21,925	21,275	—	2,609	266	2,661	47,583
JPMorgan U.S. Equity Fund, Select Class Shares	263,588	35,246	28,399	21,510	2,680	21,214	316,936

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

	Value at June 30, 2013	For the year ended June 30, 2014				Shares at June 30, 2014	Value at June 30, 2014
Affiliate		Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income
Investor Growth & Income Fund (continued)
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	$111,638	$18,220	$13,000	$11,564	$576	4,609	$137,072
JPMorgan Value Advantage Fund, Select Class Shares	24,168	15,742	—	1,036	307	1,563	45,741

Total	$2,314,352			$92,915	$37,467		$3,094,886

(a)	Amount rounds to less than $1,000.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net Investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$18,829	$(18,829)
Investor Conservative Growth Fund	(137)	10,226	(10,089)
Investor Growth Fund	(46)	12,912	(12,866)
Investor Growth & Income Fund	(42)	13,310	(13,268)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2014, the effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.07
Investor Growth & Income Fund	0.06

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$3,217	$4
Investor Conservative Growth Fund	1,648	4
Investor Growth Fund	1,009	5
Investor Growth & Income Fund	1,724	8

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund*	0.39%	1.14%	1.14%	0.14%
Investor Conservative Growth Fund*	0.39	1.14	1.14	0.14
Investor Growth Fund*	0.39	1.14	1.14	0.14
Investor Growth & Income Fund*	0.39	1.14	1.14	0.14

*	Prior to September 1, 2013, the contractual expense limitations for the Funds were 0.50%, 1.25%, 1.25% and 0.25% for Class A, Class B, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014 and are in place until at least October 31, 2014.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the Underlying Funds. These waivers will be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of the Funds’ net assets.

In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$245	$684	$8,811	$9,740
Investor Conservative Growth Fund	124	399	6,088	6,611
Investor Growth Fund	228	829	4,414	5,471
Investor Growth & Income Fund	187	700	5,741	6,628

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$25	$138	$1,467	$1,630
Investor Conservative Growth Fund	24	180	2,322	2,526
Investor Growth Fund	45	124	442	611
Investor Growth & Income Fund	43	107	654	804

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$1,337,484	$536,737
Investor Conservative Growth Fund	1,209,800	742,046
Investor Growth Fund	365,311	160,608
Investor Growth & Income Fund	682,590	271,404

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,295,875	$877,641	$10,612	$867,029
Investor Conservative Growth Fund	3,749,271	521,778	8,929	512,849
Investor Growth Fund	1,625,573	668,413	4,935	663,478
Investor Growth & Income Fund	2,440,587	661,690	7,391	654,299

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$67,378	$13,736	$81,114
Investor Conservative Growth Fund	57,433	745	58,178
Investor Growth Fund	23,743	—	23,743
Investor Growth & Income Fund	37,939	—	37,939

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$57,255	$57,255
Investor Conservative Growth Fund	53,342	53,342
Investor Growth Fund	15,236	15,236
Investor Growth & Income Fund	30,289	30,289

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,817	$89,928	$867,029
Investor Conservative Growth Fund	—	76,155	512,849
Investor Growth Fund	83	34,592	663,478
Investor Growth & Income Fund	114	70,786	654,299

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

As of June 30, 2014, the Funds did not have any net capital loss carryforwards.

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Total
Investor Conservative Growth Fund	$8,328
Investor Growth Fund	21,417
Investor Growth & Income Fund	8,242

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	92%
JPMorgan Global Natural Resources Fund	82
JPMorgan Large Cap Value Fund	79
JPMorgan Dynamic Growth Fund	73
JPMorgan Intrepid Growth Fund	66
JPMorgan U.S. Dynamic Plus Fund	64
JPMorgan International Equity Index Fund	62
JPMorgan Commodities Strategy Fund	60
JPMorgan Latin America Fund	59
JPMorgan Limited Duration Bond Fund	51
JPMorgan Intrepid Mid Cap Fund	46
JPMorgan Core Plus Bond Fund	45
JPMorgan Emerging Markets Local Currency Debt Fund	44

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

% of Net Assets
JPMorgan Intrepid America Fund	40%
JPMorgan Research Market Neutral Fund	40
JPMorgan Market Expansion Enhanced Index Fund	32
JPMorgan Inflation Managed Bond Fund	26
JPMorgan Emerging Economies Fund	19
JPMorgan Global Research Enhanced Index Fund	13
JPMorgan U.S. Equity Fund	13
JPMorgan International Equity Fund	11

In addition, the Funds have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014 and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,045.30	$1.98	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class B
Actual	1,000.00	1,042.20	4.86	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class C
Actual	1,000.00	1,042.50	4.86	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Select Class
Actual	1,000.00	1,046.50	0.71	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,038.60	1.97	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class B
Actual	1,000.00	1,035.70	4.85	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class C
Actual	1,000.00	1,036.10	4.85	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Select Class
Actual	1,000.00	1,040.40	0.71	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,056.50	$1.99	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class B
Actual	1,000.00	1,053.50	4.79	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,054.00	4.79	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Select Class
Actual	1,000.00	1,057.80	0.71	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,048.60	1.98	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class B
Actual	1,000.00	1,045.80	4.82	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,045.20	4.82	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	1,049.90	0.71	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

JUNE 30, 2014	J.P. MORGAN INVESTOR FUNDS	47

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Investor Balanced Fund	27.70%
Investor Conservative Growth Fund	20.09
Investor Growth Fund	58.03
Investor Growth & Income Fund	37.85

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Investor Balanced Fund	$13,736
Investor Conservative Growth Fund	745

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$40,514
Investor Conservative Growth Fund	28,728
Investor Growth Fund	23,743
Investor Growth & Income Fund	28,445

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Investor Balanced Fund	$4,153	$590
Investor Conservative Growth Fund	2,791	378
Investor Growth Fund	2,283	327
Investor Growth & Income Fund	2,696	395

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-INV-614

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2014

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy through 2013 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than the decline in first-quarter gross domestic product suggested.

Among U.S. equities broadly, growth stocks outperformed value stocks during the twelve months ended June 30, 2014. The Russell 3000 Index returned 25.22%, the Russell 1000 Growth Index 26.92% and the Russell 1000 Value Index returned 23.81% for the period. Mid cap stocks, as measured by the Russell Midcap Index, returned 26.85%, outperforming the Russell 1000 Index and the Russell 2000 Index, which returned 25.35% and 23.64%, respectively.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.10%
Russell 3000 Index	25.22%

Net Assets as of 6/30/2014 (In Thousands)	$16,613

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2014. The Fund’s security selection in the consumer staples and financials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy and consumer discretionary sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tyson Foods Inc., TripAdvisor Inc. and Ameriprise Financial Inc. Shares of Tyson Foods, a processor of poultry, beef and pork, rose on a solid sales forecast. Shares of TripAdvisor, an online travel company, gained from strong quarterly earnings and the company’s prospects for growth. Shares of Ameriprise, a financial services company, gained from an increase in company sales and a $2.5 billion share repurchase plan.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Cisco Systems Inc. and its underweight position in Facebook Inc. Shares of Gap, an operator of apparel retail chains, fell on a weaker-than-expected earnings forecast. Shares of Cisco, a maker of data networking products and services, declined amid weakness in demand for the company’s products. Shares of Facebook, an online social networking service, rose on the company’s successful efforts to derive advertising revenue from its massive online presence.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Microsoft Corp.	3.6
3.	Chevron Corp.	2.5
4.	Wells Fargo & Co.	2.2
5.	ConocoPhillips	2.0
6.	Exxon Mobil Corp.	2.0
7.	Hewlett-Packard Co.	1.7
8.	Time Warner, Inc.	1.6
9.	Cisco Systems, Inc.	1.6
10.	Northrop Grumman Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.0%
Financials	16.2
Health Care	14.3
Consumer Discretionary	13.3
Energy	9.5
Industrials	9.2
Consumer Staples	7.6
Telecommunication Services	2.3
Materials	1.6
Utilities	1.5
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		25.78%	19.94%	7.48%
With Sales Charge*		19.16	18.66	6.90
CLASS C SHARES	February 19, 2005
Without CDSC		25.13	19.33	6.97
With CDSC**		24.13	19.33	6.97
SELECT CLASS SHARES	February 28, 2003	26.10	20.24	7.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.56%
Russell 1000 Index	25.35%

Net Assets as of 6/30/2014 (In Thousands)	$2,983,633

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer staples and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and information technology sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Walgreen Co., McKessson HBOC Inc. and Delta Air Lines Inc. Shares of Walgreen, a retail drug store chain, strengthened after the company issued a revenue forecast that was above analysts’ estimates. Shares of McKesson, a provider of health care technology services, gained from solid quarterly results. Shares of Delta Air Lines rose on improved travel demand and strong capacity discipline and utilization.

Individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Pfizer Inc. and Symantec Corp. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Pfizer, a maker of drugs and consumer health products, fell following the company’s failed takeover bid for AstraZeneca Ltd. Shares of Symantec, a maker of data security and storage technology, weakened on news that Beijing may ban the sale of the company’s products in China.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.4%
2.	Microsoft Corp.	3.2
3.	Pfizer, Inc.	2.7
4.	ConocoPhillips	2.6
5.	National Oilwell Varco, Inc.	2.2
6.	Hewlett-Packard Co.	2.2
7.	WellPoint, Inc.	2.1
8.	McKesson Corp.	2.1
9.	Archer-Daniels-Midland Co.	2.1
10.	Viacom, Inc., Class B	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.6%
Financials	13.8
Health Care	13.3
Consumer Discretionary	11.7
Industrials	10.4
Energy	10.3
Consumer Staples	9.4
Utilities	3.5
Materials	3.3
Telecommunication Services	2.3
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		26.26%	19.15%	8.15%
With Sales Charge*		19.62	17.87	7.57
CLASS C SHARES	February 19, 2005
Without CDSC		25.62	18.56	7.64
With CDSC**		24.62	18.56	7.64
CLASS R2 SHARES	November 3, 2008	25.93	18.86	8.00
CLASS R5 SHARES	May 15, 2006	26.84	19.70	8.58
SELECT CLASS SHARES	February 28, 2003	26.56	19.46	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.00%
Russell 1000 Growth Index	26.92%

Net Assets as of 6/30/2014 (In Thousands)	$776,182

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer staples and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy and health care sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in IBM Corp. and its overweight positions in Delta Air Lines Inc. and Walgreen Co. Shares of IBM, an information technology infrastructure and services company, fell after the company reported weaker-than-expected revenue. Shares of Delta Air Lines rose on overall improvement in the airline sector. Shares of Walgreen, a retail drug store chain, strengthened after the company issued a revenue forecast that was above estimates.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Facebook Inc. and its overweight position in Symantec Corp. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on similar to earnings and revenue, driven by sales of its iPhone products. Shares of Facebook, an online social networking service, gained on the company’s successful efforts at garnering advertising revenue from its huge online presence. Shares of Symantec, a maker of data security and storage technology, weakened on news that Beijing may ban the sale of the company’s products in China.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	3.5
3.	Oracle Corp.	3.3
4.	Gilead Sciences, Inc.	2.7
5.	Priceline Group, Inc. (The)	2.4
6.	Viacom, Inc., Class B	2.3
7.	Boeing Co. (The)	2.3
8.	McKesson Corp.	2.2
9.	Home Depot, Inc. (The)	2.2
10.	Amgen, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.6%
Consumer Discretionary	18.7
Health Care	12.7
Industrials	11.9
Consumer Staples	11.3
Energy	5.5
Materials	4.0
Financials	3.8
Telecommunication Services	2.1
Others (each less than 1.0%)	0.4
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		26.68%	19.22%	8.17%
With Sales Charge*		20.01	17.95	7.59
CLASS C SHARES	February 19, 2005
Without CDSC		26.05	18.64	7.66
With CDSC**		25.05	18.64	7.66
CLASS R2 SHARES	November 3, 2008	26.37	18.94	8.01
CLASS R5 SHARES	May 15, 2006	27.23	19.76	8.59
SELECT CLASS SHARES	February 28, 2003	27.00	19.53	8.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005 . During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	29.55%
Russell Midcap Index	26.85%

Net Assets as of 6/30/2014 (In Thousands)	$596,895

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the energy and semiconductor sectors was the leading contributor to performance relative to the Benchmark, while security selection in the real estate investment trust sector and the industrial cyclical sector was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Liberty Interactive Corp. (Ventures Group), Southwest Airlines Co. and Micron Technology Inc. Shares of Liberty Interactive, a holding company engaged in video and online commerce, gained from positive quarterly results and strong industry fundamentals. Shares of Southwest Air rose on overall improvement in travel demand, and discipline in capacity and utilization. Shares of Micron Technology, a maker of semiconductors used in personal computers and mobile devices, strengthened on an increase in sales and solid earnings results.

Leading individual detractors from relative performance included the Fund’s overweight positions in Best Buy Inc., Bunge Ltd. and Aecom Technology Corp. Shares of Best Buy, an electronics retail chain, traded lower on a decline in both quarterly sales and in sales for stores open one year or more. Shares of Bunge, a global agriculture and food business, fell on losses in the company’s grain trading and distribution business. Shares of Aecom, a provider of technical and management support services, declined after the company forecast weaker-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Manpowergroup, Inc.	2.0%
2.	EQT Corp.	1.9
3.	Macy’s, Inc.	1.8
4.	Huntington Ingalls Industries, Inc.	1.8
5.	Bunge Ltd.	1.8
6.	Western Digital Corp.	1.7
7.	Foot Locker, Inc.	1.6
8.	Discover Financial Services	1.6
9.	AECOM Technology Corp.	1.5
10.	Lorillard, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.4%
Information Technology	16.8
Industrials	16.8
Consumer Discretionary	10.3
Health Care	10.2
Consumer Staples	7.5
Energy	5.8
Utilities	5.8
Materials	5.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.2
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		29.30%	21.19%	9.70%
With Sales Charge*		22.52	19.89	9.11
CLASS B SHARES	September 23, 1996
Without CDSC		28.47	20.42	9.14
With CDSC**		23.47	20.23	9.14
CLASS C SHARES	March 22, 1999
Without CDSC		28.43	20.41	9.01
With CDSC***		27.43	20.41	9.01
SELECT CLASS SHARES	June 1, 1991	29.55	21.50	9.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.31%
Russell 1000 Value Index	23.81%

Net Assets as of 6/30/2014 (In Thousands)	$1,465,613

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the industrials and consumer staples sectors was the leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and telecommunication services sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Questcor Pharmaceuticals Inc., SanDisk Corp. and McKesson HBOC Inc. Shares of Questcor, a drug maker focused on autoimmune and inflammatory disorders that was not held in the Benchmark, gained from the planned $6.5 billion acquisition by Mallinckrodt PLC. Shares of SanDisk, a maker of data storage technology, rose on strong margins and the potential benefits of the company’s planned acquisition of Fusion-io. Shares of McKesson, a provider of health care technology services not held in the Benchmark, gained from solid quarterly results.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and overweight positions in Pfizer Inc. and Citigroup Inc. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Pfizer, a maker of drugs and consumer health care products, traded lower following its failed acquisition of AstraZeneca PLC. Shares of Citigroup, a financial services company, slumped amid unresolved regulatory issues that involved large potential penalties.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Pfizer, Inc.	3.5
3.	Chevron Corp.	2.9
4.	Hewlett-Packard Co.	2.6
5.	ConocoPhillips	2.6
6.	National Oilwell Varco, Inc.	2.4
7.	Bank of America Corp.	2.3
8.	Citigroup, Inc.	2.2
9.	Archer-Daniels-Midland Co.	2.2
10.	Northrop Grumman Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.7%
Health Care	13.5
Energy	13.4
Industrials	10.3
Information Technology	9.3
Consumer Discretionary	7.4
Consumer Staples	6.3
Utilities	5.9
Materials	3.2
Telecommunication Services	1.7
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		26.17%	19.15%	8.70%
With Sales Charge*		19.54	17.88	8.12
CLASS C SHARES	February 19, 2005
Without CDSC		25.50	18.56	8.19
With CDSC**		24.50	18.56	8.19
CLASS R2 SHARES	November 3, 2008	25.85	18.86	8.55
CLASS R5 SHARES	May 15, 2006	26.60	19.60	9.09
CLASS R6 SHARES	November 30, 2010	26.66	19.64	9.11
SELECT CLASS SHARES	February 28, 2003	26.31	19.37	8.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000

Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
		Consumer Discretionary — 13.3%
		Auto Components — 1.1%
3		Delphi Automotive plc, (United Kingdom)	179

		Automobiles — 0.6%
3		General Motors Co.	101

		Hotels, Restaurants & Leisure — 1.3%
2		Six Flags Entertainment Corp.	105
1		Wynn Resorts Ltd.	104

			209

		Household Durables — 0.5%
1		Garmin Ltd., (Switzerland)	84

		Internet & Catalog Retail — 2.3%
—	(h)	Priceline Group, Inc. (The) (a)	156
2		TripAdvisor, Inc. (a)	231

			387

		Media — 3.9%
1		Comcast Corp., Class A	62
3		Starz, Series A (a)	93
4		Time Warner, Inc.	272
3		Viacom, Inc., Class B	223

			650

		Multiline Retail — 0.5%
2		Kohl’s Corp.	87

		Specialty Retail — 3.1%
7		Best Buy Co., Inc.	211
3		Home Depot, Inc. (The)	241
1		Lowe’s Cos., Inc.	65

			517

		Total Consumer Discretionary	2,214

		Consumer Staples — 7.6%
		Beverages — 2.2%
1		Constellation Brands, Inc., Class A (a)	121
1		Molson Coors Brewing Co., Class B	87
2		PepsiCo, Inc.	159

			367

		Food & Staples Retailing — 0.8%
2		Walgreen Co.	137

		Food Products — 2.4%
2		Archer-Daniels-Midland Co.	78
2		Ingredion, Inc.	155
1		Mead Johnson Nutrition Co.	91
2		Tyson Foods, Inc., Class A	67

			391

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 1.2%
2		Energizer Holdings, Inc.	207

		Tobacco — 1.0%
3		Lorillard, Inc.	162

		Total Consumer Staples	1,264

		Energy — 9.5%
		Oil, Gas & Consumable Fuels — 9.5%
1		Anadarko Petroleum Corp.	93
3		Chevron Corp.	421
4		ConocoPhillips	326
3		Exxon Mobil Corp.	325
2		Occidental Petroleum Corp.	215
6		Peabody Energy Corp.	93
1		Phillips 66	103

		Total Energy	1,576

		Financials — 16.2%
		Banks — 6.9%
13		Bank of America Corp.	199
5		Citigroup, Inc.	224
5		Fifth Third Bancorp	114
8		KeyCorp	119
3		SunTrust Banks, Inc.	115
7		Wells Fargo & Co.	373

			1,144

		Capital Markets — 2.2%
2		Ameriprise Financial, Inc.	210
—	(h)	Goldman Sachs Group, Inc. (The)	42
4		Morgan Stanley	122

			374

		Consumer Finance — 2.6%
2		Capital One Financial Corp.	192
3		Discover Financial Services	191
1		Nelnet, Inc., Class A	54

			437

		Insurance — 3.1%
2		American International Group, Inc.	95
4		CNO Financial Group, Inc.	77
4		Hartford Financial Services Group, Inc. (The)	151
2		Prudential Financial, Inc.	193

			516

		Real Estate Investment Trusts (REITs) — 1.1%
6		RLJ Lodging Trust	178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.3%
1	CBRE Group, Inc., Class A (a)	42

	Total Financials	2,691

	Health Care — 14.3%
	Biotechnology — 3.1%
1	Amgen, Inc.	145
3	Gilead Sciences, Inc. (a)	224
1	Vertex Pharmaceuticals, Inc. (a)	140

		509

	Health Care Equipment & Supplies — 4.2%
15	Boston Scientific Corp. (a)	185
3	CareFusion Corp. (a)	112
1	Covidien plc, (Ireland)	122
2	Medtronic, Inc.	118
2	Stryker Corp.	156

		693

	Health Care Providers & Services — 4.0%
1	Cardinal Health, Inc.	77
3	Cigna Corp.	248
1	McKesson Corp.	189
1	WellPoint, Inc.	151

		665

	Life Sciences Tools & Services — 0.6%
2	Quintiles Transnational Holdings, Inc. (a)	101

	Pharmaceuticals — 2.4%
3	Merck & Co., Inc.	181
8	Pfizer, Inc.	225

		406

	Total Health Care	2,374

	Industrials — 9.2%
	Aerospace & Defense — 3.2%
1	Boeing Co. (The)	63
1	General Dynamics Corp.	140
1	Honeywell International, Inc.	56
2	Northrop Grumman Corp.	269

		528

	Airlines — 1.3%
2	Delta Air Lines, Inc.	68
4	Southwest Airlines Co.	105
1	United Continental Holdings, Inc. (a)	38

		211

	Construction & Engineering — 1.8%
5	AECOM Technology Corp. (a)	150

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — continued
1		Chicago Bridge & Iron Co. N.V., (Netherlands)	94
1		Fluor Corp.	63

			307

		Machinery — 2.7%
1		Caterpillar, Inc.	82
2		Ingersoll-Rand plc	144
1		Parker Hannifin Corp.	94
3		Terex Corp.	129

			449

		Professional Services — 0.2%
—	(h)	Manpowergroup, Inc.	40

		Total Industrials	1,535

		Information Technology — 21.0%
		Communications Equipment — 3.1%
11		Cisco Systems, Inc.	271
1		Harris Corp.	59
2		QUALCOMM, Inc.	190

			520

		Internet Software & Services — 2.7%
—	(h)	Google, Inc., Class A (a)	80
—	(h)	Google, Inc., Class C (a)	179
5		Yahoo!, Inc. (a)	181

			440

		IT Services — 0.1%
1		CSG Systems International, Inc.	20

		Semiconductors & Semiconductor Equipment — 2.5%
4		Broadcom Corp., Class A	158
2		KLA-Tencor Corp.	160
1		Lam Research Corp.	91

			409

		Software — 5.9%
14		Microsoft Corp.	594
4		Oracle Corp.	173
4		Rovi Corp. (a)	98
5		Symantec Corp.	119

			984

		Technology Hardware, Storage & Peripherals — 6.7%
8		Apple, Inc.	712
8		Hewlett-Packard Co.	277
1		SanDisk Corp.	123

			1,112

		Total Information Technology	3,485

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 1.7%
	Chemicals — 0.7%
2	Dow Chemical Co. (The)	103

	Containers & Packaging — 0.6%
2	Crown Holdings, Inc. (a)	102

	Paper & Forest Products — 0.4%
5	Louisiana-Pacific Corp. (a)	69

	Total Materials	274

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
5	AT&T, Inc.	195
5	CenturyLink, Inc.	183

	Total Telecommunication Services	378

	Utilities — 1.5%
	Gas Utilities — 0.8%
3	UGI Corp.	135

	Independent Power & Renewable Electricity Producers — 0.7%
8	AES Corp.	118

	Total Utilities	253

	Total Common Stocks (Cost $11,649)	16,044

Short-Term Investment — 3.5%
	Investment Company — 3.5%
578	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $578)	578

	Total Investments — 100.1% (Cost $12,227)	16,622
	Liabilities in Excess of Other Assets — (0.1)%	(9)

	NET ASSETS — 100.0%	$16,613

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 11.7%
	Auto Components — 0.8%
326	Delphi Automotive plc, (United Kingdom)	22,389

	Diversified Consumer Services — 1.7%
732	Apollo Education Group, Inc. (a)	22,881
20	Graham Holdings Co., Class B	14,506
396	H&R Block, Inc.	13,264

		50,651

	Hotels, Restaurants & Leisure — 0.4%
410	Burger King Worldwide, Inc.	11,168

	Household Durables — 1.1%
217	Jarden Corp. (a)	12,870
465	PulteGroup, Inc.	9,371
77	Whirlpool Corp.	10,664

		32,905

	Internet & Catalog Retail — 1.6%
41	Priceline Group, Inc. (The) (a)	48,721

	Media — 3.2%
141	Starz, Series A (a)	4,212
164	Time Warner Cable, Inc.	24,098
68	Time Warner, Inc.	4,791
9	Time, Inc. (a)	207
711	Viacom, Inc., Class B	61,639

		94,947

	Multiline Retail — 1.2%
127	Dillard’s, Inc., Class A	14,763
366	Macy’s, Inc.	21,241

		36,004

	Specialty Retail — 1.2%
177	Best Buy Co., Inc.	5,501
321	GameStop Corp., Class A	13,003
380	Lowe’s Cos., Inc.	18,251

		36,755

	Textiles, Apparel & Luxury Goods — 0.5%
152	Hanesbrands, Inc.	15,002

	Total Consumer Discretionary	348,542

	Consumer Staples — 9.4%
	Beverages — 0.3%
110	Molson Coors Brewing Co., Class B	8,165

	Food & Staples Retailing — 2.0%
152	CVS Caremark Corp.	11,426
561	Kroger Co. (The)	27,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
285	Walgreen Co.	21,149

		60,325

	Food Products — 3.9%
1,401	Archer-Daniels-Midland Co.	61,794
163	Bunge Ltd.	12,314
113	Ingredion, Inc.	8,442
839	Pilgrim’s Pride Corp. (a)	22,941
322	Tyson Foods, Inc., Class A	12,081

		117,572

	Household Products — 0.9%
192	Energizer Holdings, Inc.	23,466
52	Spectrum Brands Holdings, Inc.	4,474

		27,940

	Personal Products — 1.1%
348	Herbalife Ltd.	22,460
118	Nu Skin Enterprises, Inc., Class A	8,727

		31,187

	Tobacco — 1.2%
282	Altria Group, Inc.	11,810
390	Lorillard, Inc.	23,748

		35,558

	Total Consumer Staples	280,747

	Energy — 10.4%
	Energy Equipment & Services — 5.0%
334	Baker Hughes, Inc.	24,852
267	Halliburton Co.	18,924
811	National Oilwell Varco, Inc.	66,745
754	Patterson-UTI Energy, Inc.	26,327
102	Schlumberger Ltd.	12,007

		148,855

	Oil, Gas & Consumable Fuels — 5.4%
57	Chevron Corp.	7,441
920	ConocoPhillips	78,872
240	Marathon Petroleum Corp.	18,745
557	Phillips 66	44,767
173	Tesoro Corp.	10,138

		159,963

	Total Energy	308,818

	Financials — 13.8%
	Banks — 5.5%
1,080	Fifth Third Bancorp	23,060
762	KeyCorp	10,925

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
320	PNC Financial Services Group, Inc. (The)	28,452
1,935	Wells Fargo & Co.	101,690

		164,127

	Capital Markets — 0.8%
212	Ameriprise Financial, Inc.	25,440

	Consumer Finance — 1.7%
804	Discover Financial Services	49,801

	Insurance — 3.8%
601	Allstate Corp. (The)	35,308
180	Aspen Insurance Holdings Ltd., (Bermuda)	8,175
616	CNO Financial Group, Inc.	10,965
116	Everest Re Group Ltd., (Bermuda)	18,665
248	Lincoln National Corp.	12,752
4	Protective Life Corp.	243
60	Prudential Financial, Inc.	5,291
220	Travelers Cos., Inc. (The)	20,658

		112,057

	Real Estate Investment Trusts (REITs) — 1.9%
231	American Tower Corp.	20,794
231	Extra Space Storage, Inc.	12,296
243	Geo Group, Inc. (The)	8,679
117	Hospitality Properties Trust	3,569
411	RLJ Lodging Trust	11,885

		57,223

	Thrifts & Mortgage Finance — 0.1%
166	Washington Federal, Inc.	3,726

	Total Financials	412,374

	Health Care — 13.3%
	Biotechnology — 3.1%
427	Amgen, Inc.	50,544
237	United Therapeutics Corp. (a)	20,954
240	Vertex Pharmaceuticals, Inc. (a)	22,695

		94,193

	Health Care Equipment & Supplies — 2.2%
122	CareFusion Corp. (a)	5,424
945	Medtronic, Inc.	60,228

		65,652

	Health Care Providers & Services — 4.6%
240	Health Net, Inc. (a)	9,961
341	McKesson Corp.	63,572
594	WellPoint, Inc.	63,964

		137,497

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — 3.4%
241		Merck & Co., Inc.	13,919
2,738		Pfizer, Inc.	81,271
46		Salix Pharmaceuticals Ltd. (a)	5,711

			100,901

		Total Health Care	398,243

		Industrials — 10.4%
		Aerospace & Defense — 5.7%
425		Boeing Co. (The)	54,047
150		Honeywell International, Inc.	13,961
43		Huntington Ingalls Industries, Inc.	4,020
490		Northrop Grumman Corp.	58,667
423		Raytheon Co.	39,050

			169,745

		Airlines — 2.3%
143		Alaska Air Group, Inc.	13,545
1,067		Delta Air Lines, Inc.	41,318
552		Southwest Airlines Co.	14,837

			69,700

		Building Products — 0.0% (g)
—	(h)	Allegion plc, (Ireland)	—	(h)

		Commercial Services & Supplies — 0.9%
468		Pitney Bowes, Inc.	12,923
765		R.R. Donnelley & Sons Co.	12,978

			25,901

		Construction & Engineering — 0.4%
336		AECOM Technology Corp. (a)	10,826

		Industrial Conglomerates — 0.1%
54		Danaher Corp.	4,267

		Machinery — 1.0%
147		IDEX Corp.	11,828
76		Parker Hannifin Corp.	9,530
89		SPX Corp.	9,631

			30,989

		Total Industrials	311,428

		Information Technology — 19.7%
		Communications Equipment — 0.6%
1,819		Brocade Communications Systems, Inc.	16,737

		Internet Software & Services — 2.0%
400		VeriSign, Inc. (a)	19,524
1,140		Yahoo!, Inc. (a)	40,045

			59,569

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — 2.7%
244	Amdocs Ltd.	11,323
210	Computer Sciences Corp.	13,285
104	MasterCard, Inc., Class A	7,656
227	Visa, Inc., Class A	47,894

		80,158

	Semiconductors & Semiconductor Equipment — 2.1%
20	Broadcom Corp., Class A	757
335	KLA-Tencor Corp.	24,298
315	Lam Research Corp.	21,288
790	Marvell Technology Group Ltd., (Bermuda)	11,326
303	NVIDIA Corp.	5,612

		63,281

	Software — 6.1%
1,086	Activision Blizzard, Inc.	24,211
276	CA, Inc.	7,938
2,269	Microsoft Corp.	94,634
1,379	Oracle Corp.	55,907

		182,690

	Technology Hardware, Storage & Peripherals — 6.2%
490	Apple, Inc.	45,563
1,958	Hewlett-Packard Co.	65,959
463	Lexmark International, Inc., Class A	22,279
253	SanDisk Corp.	26,368
264	Western Digital Corp.	24,386

		184,555

	Total Information Technology	586,990

	Materials — 3.4%
	Chemicals — 2.6%
261	LyondellBasell Industries N.V., Class A	25,448
248	PPG Industries, Inc.	52,146

		77,594

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
662	Sealed Air Corp.	22,610

	Total Materials	100,204

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
781	AT&T, Inc.	27,599
209	CenturyLink, Inc.	7,581
1,528	Frontier Communications Corp.	8,925
480	Verizon Communications, Inc.	23,496

	Total Telecommunication Services	67,601

	Utilities — 3.5%
	Electric Utilities — 0.9%
315	Entergy Corp.	25,826

	Gas Utilities — 1.1%
198	AGL Resources, Inc.	10,917
433	UGI Corp.	21,856

		32,773

	Independent Power & Renewable Electricity Producers — 1.5%
1,411	AES Corp.	21,935
709	Dynegy, Inc. (a)	24,687

		46,622

	Total Utilities	105,221

	Total Common Stocks (Cost $2,206,517)	2,920,168

Short-Term Investment — 2.4%
	Investment Company — 2.4%
71,246	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $71,246)	71,246

	Total Investments — 100.3% (Cost $2,277,763)	2,991,414
	Liabilities in Excess of Other Assets — (0.3)%	(7,781)

	NET ASSETS — 100.0%	$2,983,633

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
613	E-mini S&P 500	09/19/14	$59,841	$483

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 18.8%
	Auto Components — 0.6%
63	Delphi Automotive plc, (United Kingdom)	4,310

	Diversified Consumer Services — 1.4%
62	Apollo Education Group, Inc. (a)	1,925
8	Graham Holdings Co., Class B	5,960
93	H&R Block, Inc.	3,104

		10,989

	Hotels, Restaurants & Leisure — 2.1%
86	Bally Technologies, Inc. (a)	5,659
54	Burger King Worldwide, Inc.	1,475
4	Chipotle Mexican Grill, Inc. (a)	2,607
53	MGM Resorts International (a)	1,402
27	Wynn Resorts Ltd.	5,500

		16,643

	Household Durables — 1.2%
9	Harman International Industries, Inc.	913
56	Jarden Corp. (a)	3,341
123	PulteGroup, Inc.	2,470
16	Whirlpool Corp.	2,214

		8,938

	Internet & Catalog Retail — 2.6%
15	Priceline Group, Inc. (The) (a)	18,406
15	TripAdvisor, Inc. (a)	1,673

		20,079

	Media — 5.1%
107	DIRECTV (a)	9,062
86	DISH Network Corp., Class A (a)	5,604
176	Starz, Series A (a)	5,228
13	Time Warner Cable, Inc.	1,841
207	Viacom, Inc., Class B	17,927

		39,662

	Multiline Retail — 1.7%
48	Dillard’s, Inc., Class A	5,574
26	Kohl’s Corp.	1,349
108	Macy’s, Inc.	6,283

		13,206

	Specialty Retail — 2.8%
74	Best Buy Co., Inc.	2,304
211	Home Depot, Inc. (The)	17,115
56	Lowe’s Cos., Inc.	2,683

		22,102

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.3%
38	Deckers Outdoor Corp. (a)	3,263
71	Hanesbrands, Inc.	6,940

		10,203

	Total Consumer Discretionary	146,132

	Consumer Staples — 11.4%
	Beverages — 2.2%
101	Coca-Cola Co. (The)	4,291
51	Molson Coors Brewing Co., Class B	3,789
105	PepsiCo, Inc.	9,390

		17,470

	Food & Staples Retailing — 2.2%
216	Kroger Co. (The)	10,677
84	Walgreen Co.	6,234

		16,911

	Food Products — 3.6%
334	Archer-Daniels-Midland Co.	14,711
46	Bunge Ltd.	3,487
233	Pilgrim’s Pride Corp. (a)	6,361
88	Tyson Foods, Inc., Class A	3,285

		27,844

	Household Products — 0.5%
32	Energizer Holdings, Inc.	3,942

	Personal Products — 1.1%
95	Herbalife Ltd.	6,125
31	Nu Skin Enterprises, Inc., Class A	2,270

		8,395

	Tobacco — 1.8%
326	Altria Group, Inc.	13,652

	Total Consumer Staples	88,214

	Energy — 5.6%
	Energy Equipment & Services — 2.6%
154	Baker Hughes, Inc.	11,450
189	Patterson-UTI Energy, Inc.	6,586
15	Schlumberger Ltd.	1,758

		19,794

	Oil, Gas & Consumable Fuels — 3.0%
49	ConocoPhillips	4,175
355	Kosmos Energy Ltd., (Bermuda) (a)	3,991
24	Marathon Petroleum Corp.	1,889
133	Phillips 66	10,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
47	Tesoro Corp.	2,746

		23,482

	Total Energy	43,276

	Financials — 3.8%
	Consumer Finance — 1.7%
205	Discover Financial Services	12,718

	Insurance — 0.2%
11	Assurant, Inc.	747
26	Validus Holdings Ltd., (Bermuda)	1,010

		1,757

	Real Estate Investment Trusts (REITs) — 1.9%
128	American Tower Corp.	11,518
65	Extra Space Storage, Inc.	3,472

		14,990

	Total Financials	29,465

	Health Care — 12.8%
	Biotechnology — 6.7%
10	Alexion Pharmaceuticals, Inc. (a)	1,609
143	Amgen, Inc.	16,903
255	Gilead Sciences, Inc. (a)	21,126
63	United Therapeutics Corp. (a)	5,548
71	Vertex Pharmaceuticals, Inc. (a)	6,713

		51,899

	Health Care Equipment & Supplies — 0.8%
14	Align Technology, Inc. (a)	757
82	Medtronic, Inc.	5,228

		5,985

	Health Care Providers & Services — 3.9%
44	Cardinal Health, Inc.	3,003
55	Health Net, Inc. (a)	2,304
94	McKesson Corp.	17,448
71	WellPoint, Inc.	7,619

		30,374

	Pharmaceuticals — 1.4%
333	Pfizer, Inc.	9,874
12	Salix Pharmaceuticals Ltd. (a)	1,524

		11,398

	Total Health Care	99,656

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.0%
	Aerospace & Defense — 5.3%
141	Boeing Co. (The)	17,876
10	Huntington Ingalls Industries, Inc.	908
128	Northrop Grumman Corp.	15,348
79	Raytheon Co.	7,297

		41,429

	Air Freight & Logistics — 0.5%
35	United Parcel Service, Inc., Class B	3,583

	Airlines — 2.8%
37	Alaska Air Group, Inc. (m)	3,526
308	Delta Air Lines, Inc.	11,938
242	Southwest Airlines Co.	6,489

		21,953

	Commercial Services & Supplies — 1.1%
219	Pitney Bowes, Inc.	6,049
161	R.R. Donnelley & Sons Co.	2,729

		8,778

	Construction & Engineering — 0.1%
32	AECOM Technology Corp. (a) (m)	1,034

	Industrial Conglomerates — 0.5%
44	Danaher Corp.	3,440

	Machinery — 1.7%
42	IDEX Corp.	3,375
73	Ingersoll-Rand plc	4,582
41	Parker Hannifin Corp.	5,142

		13,099

	Total Industrials	93,316

	Information Technology — 27.8%
	Communications Equipment — 0.9%
658	Brocade Communications Systems, Inc.	6,054
17	QUALCOMM, Inc.	1,354

		7,408

	Internet Software & Services — 4.8%
12	Google, Inc., Class A (a)	6,841
13	Google, Inc., Class C (a)	7,536
57	IAC/InterActiveCorp	3,974
106	VeriSign, Inc. (a)	5,179
385	Yahoo!, Inc. (a)	13,535

		37,065

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — 3.3%
13	Alliance Data Systems Corp. (a)	3,727
69	Amdocs Ltd.	3,188
25	Computer Sciences Corp.	1,580
16	Syntel, Inc. (a)	1,332
75	Visa, Inc., Class A	15,719

		25,546

	Semiconductors & Semiconductor Equipment — 2.3%
18	Broadcom Corp., Class A	664
24	KLA-Tencor Corp.	1,751
88	Lam Research Corp.	5,960
198	NVIDIA Corp.	3,662
129	Skyworks Solutions, Inc.	6,044

		18,081

	Software — 9.9%
405	Activision Blizzard, Inc. (m)	9,031
770	Microsoft Corp.	32,094
630	Oracle Corp.	25,530
134	Rovi Corp. (a)	3,211
68	VMware, Inc., Class A (a)	6,622

		76,488

	Technology Hardware, Storage & Peripherals — 6.6%
294	Apple, Inc.	27,279
330	Hewlett-Packard Co.	11,118
60	SanDisk Corp.	6,297
71	Western Digital Corp.	6,572

		51,266

	Total Information Technology	215,854

	Materials — 4.0%
	Chemicals — 2.9%
133	LyondellBasell Industries N.V., Class A	12,968
44	PPG Industries, Inc.	9,327

		22,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
180	Sealed Air Corp.	6,161

	Metals & Mining — 0.3%
65	Worthington Industries, Inc.	2,793

	Total Materials	31,249

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
250	AT&T, Inc. (m)	8,822
74	CenturyLink, Inc.	2,694
107	Level 3 Communications, Inc. (a)	4,677

	Total Telecommunication Services	16,193

	Utilities — 0.4%
	Independent Power & Renewable Electricity Producers — 0.4%
90	Dynegy, Inc. (a)	3,132

	Total Common Stocks (Cost $550,593)	766,487

Short-Term Investment — 2.0%
	Investment Company — 2.0%
15,497	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $15,497)	15,497

	Total Investments — 100.7% (Cost $566,090)	781,984
	Liabilities in Excess of Other Assets — (0.7)%	(5,802)

	NET ASSETS — 100.0%	$776,182

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
95	E-mini S&P 500	09/19/14	$9,274	$91

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
	Consumer Discretionary — 10.3%
	Auto Components — 1.8%
98	Goodyear Tire & Rubber Co. (The)	2,725
89	Lear Corp.	7,968

		10,693

	Distributors — 0.1%
2	Genuine Parts Co.	211

	Hotels, Restaurants & Leisure — 0.2%
20	Brinker International, Inc.	983
1	Wynn Resorts Ltd.	270

		1,253

	Household Durables — 0.4%
42	Jarden Corp. (a)	2,510

	Internet & Catalog Retail — 1.4%
115	Liberty Ventures, Series A (a)	8,450

	Media — 0.5%
21	CBS Outdoor Americas, Inc.	696
80	Markit Ltd., (United Kingdom) (a)	2,156

		2,852

	Multiline Retail — 1.8%
189	Macy’s, Inc.	10,954

	Specialty Retail — 3.8%
19	Advance Auto Parts, Inc. (m)	2,550
262	Best Buy Co., Inc.	8,112
193	Foot Locker, Inc.	9,784
26	Gap, Inc. (The)	1,089
37	Michaels Cos., Inc. (The) (a)	627
12	Murphy USA, Inc. (a)	592

		22,754

	Textiles, Apparel & Luxury Goods — 0.3%
18	Hanesbrands, Inc.	1,811

	Total Consumer Discretionary	61,488

	Consumer Staples — 7.4%
	Food & Staples Retailing — 2.2%
77	Kroger Co. (The)	3,781
850	Rite Aid Corp. (a)	6,092
103	Safeway, Inc.	3,541

		13,414

	Food Products — 3.5%
138	Bunge Ltd.	10,408
75	Ingredion, Inc.	5,606
126	Tyson Foods, Inc., Class A	4,734

		20,748

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.3%
25	Herbalife Ltd.	1,581

	Tobacco — 1.4%
143	Lorillard, Inc.	8,725

	Total Consumer Staples	44,468

	Energy — 5.8%
	Energy Equipment & Services — 0.9%
7	Baker Hughes, Inc.	506
14	National Oilwell Varco, Inc.	1,137
42	Oil States International, Inc. (a)	2,663
28	Patterson-UTI Energy, Inc.	989

		5,295

	Oil, Gas & Consumable Fuels — 4.9%
35	Cabot Oil & Gas Corp.	1,209
29	Cimarex Energy Co.	4,110
8	Continental Resources, Inc. (a)	1,312
33	Eclipse Resources Corp. (a)	834
105	EQT Corp.	11,192
15	Marathon Petroleum Corp.	1,155
19	Memorial Resource Development Corp. (a)	451
44	Murphy Oil Corp.	2,918
31	Newfield Exploration Co. (a)	1,370
7	Noble Energy, Inc.	504
25	Peabody Energy Corp.	401
28	Tesoro Corp.	1,660
28	Valero Energy Corp.	1,388
19	World Fuel Services Corp.	950

		29,454

	Total Energy	34,749

	Financials — 17.3%
	Banks — 2.4%
70	East West Bancorp, Inc.	2,463
135	Fifth Third Bancorp	2,880
78	Huntington Bancshares, Inc.	744
184	KeyCorp	2,634
101	Regions Financial Corp.	1,067
39	SVB Financial Group (a)	4,537

		14,325

	Capital Markets — 0.8%
15	Affiliated Managers Group, Inc. (a)	3,142
12	Lazard Ltd., (Bermuda), Class A	619
33	TD Ameritrade Holding Corp.	1,044

		4,805

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 1.9%
66	Ally Financial, Inc. (a)	1,576
154	Discover Financial Services	9,514

		11,090

	Diversified Financial Services — 0.2%
35	NASDAQ OMX Group, Inc. (The)	1,346

	Insurance — 4.4%
56	Allied World Assurance Co. Holdings AG, (Switzerland)	2,133
58	American Financial Group, Inc.	3,425
18	Aon plc, (United Kingdom)	1,595
21	Arch Capital Group Ltd., (Bermuda) (a)	1,226
6	Aspen Insurance Holdings Ltd., (Bermuda)	286
28	Assurant, Inc.	1,826
94	Assured Guaranty Ltd., (Bermuda)	2,308
14	Axis Capital Holdings Ltd., (Bermuda)	602
6	Everest Re Group Ltd., (Bermuda)	1,011
11	Fidelity National Financial, Inc., Class A	368
37	Hartford Financial Services Group, Inc. (The)	1,336
26	Lincoln National Corp.	1,317
34	Principal Financial Group, Inc.	1,726
33	Protective Life Corp.	2,288
12	Torchmark Corp.	946
79	Unum Group	2,739
26	Validus Holdings Ltd., (Bermuda)	1,006

		26,138

	Real Estate Investment Trusts (REITs) — 7.6%
13	American Capital Agency Corp.	300
69	Annaly Capital Management, Inc.	785
63	Apartment Investment & Management Co., Class A	2,030
2	AvalonBay Communities, Inc.	327
7	Boston Properties, Inc.	851
61	Brandywine Realty Trust	947
12	Camden Property Trust	818
21	Chimera Investment Corp.	66
32	CommonWealth REIT	843
14	Corrections Corp. of America	457
16	Crown Castle International Corp.	1,196
41	DDR Corp.	719
35	Douglas Emmett, Inc. (m)	993
232	Duke Realty Corp.	4,218
39	Equity Lifestyle Properties, Inc.	1,700
16	Equity Residential	1,027
16	Extra Space Storage, Inc.	831
34	Health Care REIT, Inc.	2,137
120	Hospitality Properties Trust	3,634

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
80	Host Hotels & Resorts, Inc.	1,752
21	Mack-Cali Realty Corp.	449
12	Mid-America Apartment Communities, Inc.	877
31	Post Properties, Inc.	1,679
89	Retail Properties of America, Inc., Class A	1,375
6	SL Green Realty Corp.	700
28	Taubman Centers, Inc.	2,107
30	Ventas, Inc.	1,928
31	Vornado Realty Trust	3,287
170	Weyerhaeuser Co.	5,609
29	WP Carey, Inc.	1,842

		45,484

	Real Estate Management & Development — 0.0% (g)
2	Jones Lang LaSalle, Inc.	278

	Total Financials	103,466

	Health Care — 10.2%
	Biotechnology — 1.8%
15	Alexion Pharmaceuticals, Inc. (a)	2,281
41	Incyte Corp., Ltd. (a)	2,314
64	Vertex Pharmaceuticals, Inc. (a)	6,098

		10,693

	Health Care Equipment & Supplies — 3.1%
40	Boston Scientific Corp. (a)	513
190	CareFusion Corp. (a)	8,404
6	Cooper Cos., Inc. (The)	786
169	Hologic, Inc. (a)	4,294
43	Zimmer Holdings, Inc.	4,456

		18,453

	Health Care Providers & Services — 3.3%
16	AmerisourceBergen Corp.	1,177
31	Cardinal Health, Inc.	2,132
87	Catamaran Corp. (a)	3,837
108	HCA Holdings, Inc. (a)	6,061
6	Health Net, Inc. (a)	233
48	Humana, Inc.	6,067

		19,507

	Pharmaceuticals — 2.0%
27	Actavis plc (a)	5,956
42	Endo International plc, (Ireland) (a)	2,941
8	Jazz Pharmaceuticals plc (a)	1,161
43	Mylan, Inc. (a)	2,217

		12,275

	Total Health Care	60,928

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 16.7%
	Aerospace & Defense — 3.2%
14	Alliant Techsystems, Inc.	1,902
113	Huntington Ingalls Industries, Inc.	10,671
24	L-3 Communications Holdings, Inc.	2,850
3	Northrop Grumman Corp.	323
93	Spirit Aerosystems Holdings, Inc., Class A (a)	3,124

		18,870

	Airlines — 3.0%
47	Alaska Air Group, Inc.	4,439
24	Copa Holdings S.A., (Panama), Class A	3,436
71	Delta Air Lines, Inc.	2,749
273	Southwest Airlines Co.	7,322

		17,946

	Commercial Services & Supplies — 0.8%
77	KAR Auction Services, Inc.	2,463
63	Pitney Bowes, Inc.	1,746
35	R.R. Donnelley & Sons Co.	600

		4,809

	Construction & Engineering — 2.7%
276	AECOM Technology Corp. (a) (m)	8,890
26	Fluor Corp.	1,992
67	Jacobs Engineering Group, Inc. (a)	3,554
37	URS Corp.	1,715

		16,151

	Electrical Equipment — 0.2%
25	Babcock & Wilcox Co. (The)	802
6	Regal-Beloit Corp.	479

		1,281

	Machinery — 2.8%
40	AGCO Corp. (m)	2,237
66	Ingersoll-Rand plc	4,107
52	Oshkosh Corp.	2,882
55	Parker Hannifin Corp.	6,972
6	WABCO Holdings, Inc. (a)	620

		16,818

	Marine — 0.1%
7	Kirby Corp. (a)	867

	Professional Services — 3.0%
140	Manpowergroup, Inc.	11,845
58	Towers Watson & Co., Class A	6,035

		17,880

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.5%
58	CSX Corp.	1,798
15	Landstar System, Inc.	947

		2,745

	Trading Companies & Distributors — 0.4%
16	Air Lease Corp.	598
53	MRC Global, Inc. (a)	1,493
4	NOW, Inc. (a)	128

		2,219

	Total Industrials	99,586

	Information Technology — 16.8%
	Communications Equipment — 0.8%
51	ARRIS Group, Inc. (a)	1,662
41	Harris Corp.	3,079

		4,741

	Electronic Equipment, Instruments & Components — 0.6%
49	Avnet, Inc.	2,171
21	Tech Data Corp. (a)	1,282

		3,453

	Internet Software & Services — 1.6%
6	Equinix, Inc. (a)	1,218
35	LinkedIn Corp., Class A (a)	6,070
88	Pandora Media, Inc. (a)	2,605

		9,893

	IT Services — 5.2%
25	Alliance Data Systems Corp. (a)	7,045
380	Booz Allen Hamilton Holding Corp.	8,067
8	DST Systems, Inc.	728
40	Fidelity National Information Services, Inc.	2,179
42	Global Payments, Inc.	3,074
89	Sabre Corp. (a)	1,779
21	Vantiv, Inc., Class A (a)	696
583	Xerox Corp.	7,255

		30,823

	Semiconductors & Semiconductor Equipment — 4.3%
245	Advanced Micro Devices, Inc. (a)	1,026
52	First Solar, Inc. (a)	3,716
45	KLA-Tencor Corp.	3,233
36	Lam Research Corp.	2,426
292	Marvell Technology Group Ltd., (Bermuda)	4,186
242	Micron Technology, Inc. (a)	7,957
168	ON Semiconductor Corp. (a)	1,537
29	Skyworks Solutions, Inc.	1,353

		25,434

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 2.6%
77	Activision Blizzard, Inc. (m)	1,724
35	Citrix Systems, Inc. (a)	2,208
32	Electronic Arts, Inc. (a)	1,148
281	Rovi Corp. (a)	6,728
42	Synopsys, Inc. (a)	1,646
645	Zynga, Inc., Class A (a)	2,071

		15,525

	Technology Hardware, Storage & Peripherals — 1.7%
111	Western Digital Corp.	10,199

	Total Information Technology	100,068

	Materials — 5.1%
	Chemicals — 2.2%
14	Ashland, Inc.	1,512
35	Cabot Corp.	2,018
10	Huntsman Corp.	289
34	PPG Industries, Inc.	7,093
28	Valspar Corp. (The)	2,133

		13,045

	Containers & Packaging — 1.0%
9	Avery Dennison Corp.	482
25	Crown Holdings, Inc. (a)	1,229
6	Greif, Inc., Class A	322
25	Rock-Tenn Co., Class A	2,597
40	Sealed Air Corp.	1,360

		5,990

	Metals & Mining — 1.0%
7	Nucor Corp.	340
48	Reliance Steel & Aluminum Co.	3,545
40	Steel Dynamics, Inc.	711
56	United States Steel Corp.	1,461

		6,057

	Paper & Forest Products — 0.9%
38	Domtar Corp., (Canada)	1,646
69	International Paper Co.	3,462

		5,108

	Total Materials	30,200

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.7%
696	Frontier Communications Corp.	4,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.8%
19	SBA Communications Corp., Class A (a)	1,893
83	T-Mobile US, Inc. (a)	2,780

		4,673

	Total Telecommunication Services	8,737

	Utilities — 5.8%
	Electric Utilities — 0.1%
4	Entergy Corp.	353
6	Pinnacle West Capital Corp.	353

		706

	Gas Utilities — 0.8%
87	UGI Corp.	4,388

	Independent Power & Renewable Electricity Producers — 0.8%
299	AES Corp. (m)	4,643
12	Calpine Corp. (a)	288

		4,931

	Multi-Utilities — 4.1%
30	Alliant Energy Corp.	1,804
42	Ameren Corp.	1,721
128	CenterPoint Energy, Inc.	3,272
56	CMS Energy Corp.	1,748
28	Consolidated Edison, Inc.	1,588
47	DTE Energy Co.	3,691
37	MDU Resources Group, Inc.	1,285
32	Public Service Enterprise Group, Inc.	1,293
36	SCANA Corp.	1,943
44	Sempra Energy	4,586
79	TECO Energy, Inc.	1,455

		24,386

	Total Utilities	34,411

	Total Common Stocks (Cost $402,480)	578,101

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,175	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $1,176)	1,176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.5%
	Investment Company — 2.5%
15,164	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $15,164)	15,164

	Total Investments — 99.6% (Cost $418,820)	594,441
	Other Assets in Excess of Liabilities — 0.4%	2,454

	NET ASSETS — 100.0%	$596,895

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
114	S&P Mid Cap 400	09/19/14	$16,294	$173

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Consumer Discretionary — 7.3%
	Automobiles — 1.1%
962	Ford Motor Co.	16,589

	Diversified Consumer Services — 1.0%
77	Apollo Education Group, Inc. (a)	2,419
62	DeVry Education Group, Inc.	2,608
8	Graham Holdings Co., Class B	5,888
88	H&R Block, Inc.	2,940

		13,855

	Household Durables — 1.0%
114	Jarden Corp. (a)	6,763
118	PulteGroup, Inc.	2,381
42	Whirlpool Corp.	5,861

		15,005

	Media — 2.6%
191	Gannett Co., Inc.	5,966
72	Time Warner Cable, Inc.	10,620
242	Viacom, Inc., Class B	20,989

		37,575

	Multiline Retail — 0.4%
97	Macy’s, Inc.	5,651

	Specialty Retail — 1.2%
229	Best Buy Co., Inc.	7,089
273	GameStop Corp., Class A	11,032

		18,121

	Total Consumer Discretionary	106,796

	Consumer Staples — 6.3%
	Food & Staples Retailing — 1.8%
94	CVS Caremark Corp.	7,070
396	Kroger Co. (The)	19,549

		26,619

	Food Products — 2.5%
721	Archer-Daniels-Midland Co.	31,803
151	Pilgrim’s Pride Corp. (a)	4,126

		35,929

	Household Products — 0.8%
100	Energizer Holdings, Inc.	12,227

	Personal Products — 1.2%
163	Herbalife Ltd.	10,533
91	Nu Skin Enterprises, Inc., Class A	6,738

		17,271

	Total Consumer Staples	92,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 13.2%
	Energy Equipment & Services — 2.9%
63	Baker Hughes, Inc.	4,690
426	National Oilwell Varco, Inc.	35,056
27	Schlumberger Ltd.	3,232

		42,978

	Oil, Gas & Consumable Fuels — 10.3%
322	Chevron Corp.	42,005
445	ConocoPhillips	38,107
198	Exxon Mobil Corp.	19,884
289	Marathon Oil Corp.	11,521
137	Marathon Petroleum Corp.	10,657
359	Phillips 66	28,838

		151,012

	Total Energy	193,990

	Financials — 26.4%
	Banks — 10.6%
2,186	Bank of America Corp.	33,605
689	Citigroup, Inc.	32,461
29	Comerica, Inc.	1,444
602	Fifth Third Bancorp	12,859
721	KeyCorp	10,335
123	PNC Financial Services Group, Inc. (The)	10,969
1,027	Wells Fargo & Co.	53,998

		155,671

	Capital Markets — 2.4%
120	Ameriprise Financial, Inc.	14,448
93	Goldman Sachs Group, Inc. (The)	15,513
28	Legg Mason, Inc.	1,432
115	Morgan Stanley	3,724

		35,117

	Consumer Finance — 1.9%
444	Discover Financial Services	27,494

	Insurance — 7.4%
448	Allstate Corp. (The)	26,289
50	Aspen Insurance Holdings Ltd., (Bermuda)	2,253
89	Assurant, Inc.	5,834
584	CNO Financial Group, Inc.	10,386
9	Everest Re Group Ltd., (Bermuda)	1,380
384	Hartford Financial Services Group, Inc. (The)	13,751
120	Lincoln National Corp.	6,188
52	PartnerRe Ltd., (Bermuda)	5,690
249	Prudential Financial, Inc.	22,068
81	Torchmark Corp.	6,595

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
27	Travelers Cos., Inc. (The)	2,559
126	Validus Holdings Ltd., (Bermuda)	4,811

		107,804

	Real Estate Investment Trusts (REITs) — 4.0%
245	American Capital Agency Corp.	5,724
269	Annaly Capital Management, Inc.	3,071
352	Brandywine Realty Trust	5,485
141	Douglas Emmett, Inc. (m)	3,979
88	EPR Properties	4,905
105	Extra Space Storage, Inc.	5,597
178	Hospitality Properties Trust	5,423
508	NorthStar Realty Finance Corp.	8,824
231	Piedmont Office Realty Trust, Inc., Class A	4,381
391	RLJ Lodging Trust	11,293

		58,682

	Real Estate Management & Development — 0.1%
61	CBRE Group, Inc., Class A (a)	1,955

	Total Financials	386,723

	Health Care — 13.3%
	Biotechnology — 2.0%
162	Amgen, Inc.	19,117
107	United Therapeutics Corp. (a)	9,504

		28,621

	Health Care Equipment & Supplies — 1.5%
101	CareFusion Corp. (a)	4,475
271	Medtronic, Inc.	17,285

		21,760

	Health Care Providers & Services — 5.5%
40	Aetna, Inc.	3,267
61	Cardinal Health, Inc.	4,162
120	Cigna Corp.	11,046
110	Health Net, Inc. (a)	4,580
120	McKesson Corp.	22,420
103	Omnicare, Inc.	6,877
267	WellPoint, Inc.	28,764

		81,116

	Pharmaceuticals — 4.3%
1,698	Pfizer, Inc.	50,398
109	Questcor Pharmaceuticals, Inc.	10,109
25	Salix Pharmaceuticals Ltd. (a)	3,110

		63,617

	Total Health Care	195,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 10.2%
	Aerospace & Defense — 4.8%
119	Boeing Co. (The)	15,191
209	General Dynamics Corp.	24,313
254	Northrop Grumman Corp.	30,386

		69,890

	Airlines — 1.7%
79	Alaska Air Group, Inc.	7,461
267	Delta Air Lines, Inc.	10,354
284	Southwest Airlines Co.	7,623

		25,438

	Commercial Services & Supplies — 0.7%
236	Pitney Bowes, Inc.	6,515
279	R.R. Donnelley & Sons Co.	4,737

		11,252

	Construction & Engineering — 0.8%
359	AECOM Technology Corp. (a)	11,563

	Machinery — 2.0%
36	IDEX Corp.	2,931
168	Illinois Tool Works, Inc.	14,719
99	Oshkosh Corp.	5,519
45	Parker Hannifin Corp.	5,708

		28,877

	Professional Services — 0.2%
36	Manpowergroup, Inc.	3,038

	Total Industrials	150,058

	Information Technology — 9.2%
	Communications Equipment — 0.8%
1,277	Brocade Communications Systems, Inc.	11,746

	IT Services — 0.9%
127	Amdocs Ltd.	5,879
105	Computer Sciences Corp.	6,636

		12,515

	Semiconductors & Semiconductor Equipment — 1.0%
123	Intel Corp.	3,804
52	KLA-Tencor Corp.	3,792
114	Lam Research Corp.	7,690

		15,286

	Software — 1.9%
540	Activision Blizzard, Inc.	12,046
115	CA, Inc.	3,314
171	Oracle Corp.	6,939

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
242	Rovi Corp. (a)	5,801

		28,100

	Technology Hardware, Storage & Peripherals — 4.6%
1,135	Hewlett-Packard Co.	38,220
193	SanDisk Corp.	20,165
100	Western Digital Corp.	9,193

		67,578

	Total Information Technology	135,225

	Materials — 3.1%
	Chemicals — 1.8%
251	LyondellBasell Industries N.V., Class A	24,500
10	PPG Industries, Inc.	2,102

		26,602

	Containers & Packaging — 0.8%
332	Sealed Air Corp.	11,358

	Paper & Forest Products — 0.5%
183	Domtar Corp., (Canada)	7,841

	Total Materials	45,801

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
549	AT&T, Inc.	19,399
131	CenturyLink, Inc.	4,725

	Total Telecommunication Services	24,124

	Utilities — 5.9%
	Electric Utilities — 2.5%
413	American Electric Power Co., Inc.	23,011
136	NextEra Energy, Inc.	13,906

		36,917

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.3%
118	AGL Resources, Inc. (m)	6,505
246	UGI Corp.	12,438

		18,943

	Independent Power & Renewable Electricity Producers — 2.1%
784	AES Corp. (m)	12,194
249	Calpine Corp. (a)	5,931
346	Dynegy, Inc. (a)	12,048

		30,173

	Total Utilities	86,033

	Total Common Stocks (Cost $1,020,616)	1,415,910

Short-Term Investment — 2.2%
	Investment Company — 2.2%
32,712	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $32,712)	32,712

	Total Investments — 98.8% (Cost $1,053,328)	1,448,622
	Other Assets in Excess of Liabilities — 1.2%	16,991

	NET ASSETS — 100.0%	$1,465,613

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
452	E-mini S&P 500	09/19/14	$44,124	$284

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,044		$2,920,168	$766,487
Investments in affiliates, at value	578		71,246	15,497

Total investment securities, at value	16,622		2,991,414	781,984
Cash	—		—	2
Deposits at broker for futures contracts	—		3,180	885
Receivables:
Investment securities sold	—		40,810	30,409
Fund shares sold	40		278	151
Dividends from non-affiliates	13		2,368	632
Dividends from affiliates	—	(a)	1	—	(a)
Variation margin on futures contracts	—		24	13

Total Assets	16,675		3,038,075	814,076

LIABILITIES:
Payables:
Investment securities purchased	—		48,194	36,965
Fund shares redeemed	—	(a)	4,470	257
Accrued liabilities:
Investment advisory fees	9		962	318
Administration fees	1		203	53
Shareholder servicing fees	—		389	140
Distribution fees	4		25	19
Custodian and accounting fees	16		55	24
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	—	(a)
Transfer agent fees	4		65	62
Registration Fee	3		9	10
Audit Fees	22		23	23
Other	3		43	23

Total Liabilities	62		54,442	37,894

Net Assets	$16,613		$2,983,633	$776,182

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$15,363	$2,168,625	$811,271
Accumulated undistributed (distributions in excess of) net investment income	49	17,258	2,723
Accumulated net realized gains (losses)	(3,194)	83,616	(253,797)
Net unrealized appreciation (depreciation)	4,395	714,134	215,985

Total Net Assets	$16,613	$2,983,633	$776,182

Net Assets:
Class A	$9,466	$97,155	$33,563
Class C	3,709	8,774	19,566
Class R2	—	166	601
Class R5	—	1,363,358	124,489
Select Class	3,438	1,514,180	597,963

Total	$16,613	$2,983,633	$776,182

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	297	2,606	906
Class C	118	237	537
Class R2	—	5	16
Class R5	—	36,321	3,356
Select Class	107	40,260	16,060

Net Asset Value (a):
Class A — Redemption price per share	$31.93	$37.28	$37.05
Class C — Offering price per share (b)	31.38	36.99	36.45
Class R2 — Offering and redemption price per share	—	36.82	36.49
Class R5 — Offering and redemption price per share	—	37.54	37.09
Select Class — Offering and redemption price per share	32.07	37.61	37.23
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.70	$39.35	$39.10

Cost of investments in non-affiliates	$11,649	$2,206,517	$550,593
Cost of investments in affiliates	578	71,246	15,497

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$579,277		$1,415,910
Investments in affiliates, at value	15,164		32,712

Total investment securities, at value	594,441		1,448,622
Deposits at broker for futures contracts	—		1,225
Receivables:
Investment securities sold	25,637		57,091
Fund shares sold	3,318		4,609
Interest and dividends from non-affiliates	716		1,418
Dividends from affiliates	—	(a)	—	(a)
Variation margin on futures contracts	74		—

Total Assets	624,186		1,512,965

LIABILITIES:
Payables:
Distributions	62		559
Investment securities purchased	26,179		44,503
Fund shares redeemed	423		1,206
Variation margin on futures contracts	—		14
Accrued liabilities:
Investment advisory fees	312		368
Administration fees	40		100
Shareholder servicing fees	56		273
Distribution fees	73		45
Custodian and accounting fees	24		33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	122		251

Total Liabilities	27,291		47,352

Net Assets	$596,895		$1,465,613

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$343,868	$1,027,298
Accumulated undistributed (distributions in excess of) net investment income	(83)	(141)
Accumulated net realized gains (losses)	77,316	42,878
Net unrealized appreciation (depreciation)	175,794	395,578

Total Net Assets	$596,895	$1,465,613

Net Assets:
Class A	$193,342	$114,036
Class B	5,680	—
Class C	49,796	35,963
Class R2	—	1,346
Class R5	—	80,008
Class R6	—	19,495
Select Class	348,077	1,214,765

Total	$596,895	$1,465,613

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,020	3,072
Class B	264	—
Class C	2,309	977
Class R2	—	36
Class R5	—	2,144
Class R6	—	522
Select Class	13,938	32,611

Net Asset Value (a):
Class A — Redemption price per share	$24.11	$37.13
Class B — Offering price per share (b)	21.56	—
Class C — Offering price per share (b)	21.56	36.80
Class R2 — Offering and redemption price per share	—	37.02
Class R5 — Offering and redemption price per share	—	37.33
Class R6 — Offering and redemption price per share	—	37.33
Select Class — Offering and redemption price per share	24.97	37.25
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.45	$39.19

Cost of investments in non-affiliates	$403,656	$1,020,616
Cost of investments in affiliates	15,164	32,712

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$266		$51,041	$12,966
Dividend income from affiliates	—	(a)	14	3

Total investment income	266		51,055	12,969

EXPENSES:
Investment advisory fees	94		11,549	4,023
Administration fees	12		2,205	641
Distribution fees:
Class A	23		249	79
Class C	21		60	129
Class R2	—		1	3
Shareholder servicing fees:
Class A	23		249	79
Class C	7		20	43
Class R2	—		1	2
Class R5	—		530	58
Select Class	6		3,681	1,504
Custodian and accounting fees	27		94	42
Professional fees	40		65	47
Trustees’ and Chief Compliance Officer’s fees	—	(a)	27	8
Printing and mailing costs	4		57	31
Registration and filing fees	40		85	71
Transfer agent fees	18		316	248
Other	6		47	17

Total expenses	321		19,236	7,025

Less amounts waived	(134)		(197)	(97)
Less expense reimbursements	(12)		—	—

Net expenses	175		19,039	6,928

Net investment income (loss)	91		32,016	6,041

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,207		317,978	99,408
Futures	—		18,231	4,677

Net realized gain (loss)	1,207		336,209	104,085

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,936		251,080	72,271
Futures	—		675	(120)

Change in net unrealized appreciation/depreciation	1,936		251,755	72,151

Net realized/unrealized gains (losses)	3,143		587,964	176,236

Change in net assets resulting from operations	$3,234		$619,980	$182,277

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Mid Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—
Dividend income from non-affiliates	8,794		28,275
Dividend income from affiliates	4		8

Total investment income	8,798		28,283

EXPENSES:
Investment advisory fees	3,733		5,818
Administration fees	480		1,110
Distribution fees:
Class A	417		219
Class B	52		—
Class C	322		228
Class R2	—		4
Shareholder servicing fees:
Class A	417		219
Class B	17		—
Class C	107		76
Class R2	—		2
Class R5	—		36
Select Class	895		2,813
Custodian and accounting fees	43		58
Professional fees	45		54
Trustees’ and Chief Compliance Officer’s fees	5		14
Printing and mailing costs	62		120
Registration and filing fees	64		134
Transfer agent fees	290		1,544
Other	19		25

Total expenses	6,968		12,474

Less amounts waived	(883)		(1,776)

Net expenses	6,085		10,698

Net investment income (loss)	2,713		17,585

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	108,596		106,364
Futures	2,100		9,222

Net realized gain (loss)	110,696		115,586

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	34,364		172,573
Futures	142		309

Change in net unrealized appreciation/depreciation	34,506		172,882

Net realized/unrealized gains (losses)	145,202		288,468

Change in net assets resulting from operations	$147,915		$306,053

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$91	$97	$32,016	$30,807
Net realized gain (loss)	1,207	1,552	336,209	235,737
Change in net unrealized appreciation/depreciation	1,936	645	251,755	147,093

Change in net assets resulting from operations	3,234	2,294	619,980	413,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(54)	(86)	(777)	(1,068)
Class C
From net investment income	(7)	(13)	(22)	(70)
Class R2
From net investment income	—	—	(1)	(1)
Class R5
From net investment income	—	—	(11,848)	(10,815)
Select Class
From net investment income	(17)	(18)	(13,878)	(24,714)

Total distributions to shareholders	(78)	(117)	(26,526)	(36,668)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	882	158	192,385	(11,315)

NET ASSETS:
Change in net assets	4,038	2,335	785,839	365,654
Beginning of period	12,575	10,240	2,197,794	1,832,140

End of period	$16,613	$12,575	$2,983,633	$2,197,794

Accumulated undistributed (distributions in excess of) net investment income	$49	$38	$17,258	$12,131

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,041	$7,031	$2,713	$4,061
Net realized gain (loss)	104,085	95,245	110,696	36,529
Change in net unrealized appreciation/depreciation	72,151	16,067	34,506	66,038

Change in net assets resulting from operations	182,277	118,343	147,915	106,628

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(112)	(221)	(505)	(1,006)
From net realized gains	—	—	(788)	—
Class B
From net investment income	—	—	—	(20)
From net realized gains	—	—	(33)	—
Class C
From net investment income	(8)	(29)	—	(86)
From net realized gains	—	—	(205)	—
Class R2
From net investment income	(1)	(5)	—	—
Class R5
From net investment income	(1,052)	(1,300)	—	—
Select Class
From net investment income	(4,372)	(4,926)	(1,684)	(2,755)
From net realized gains	—	—	(1,755)	—

Total distributions to shareholders	(5,545)	(6,481)	(4,970)	(3,867)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(94,414)	(74,507)	(61,813)	(14,792)

NET ASSETS:
Change in net assets	82,318	37,355	81,132	87,969
Beginning of period	693,864	656,509	515,763	427,794

End of period	$776,182	$693,864	$596,895	$515,763

Accumulated undistributed (distributions in excess of) net investment income	$2,723	$2,380	$(83)	$(487)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,585	$16,230
Net realized gain (loss)	115,586	70,131
Change in net unrealized appreciation/depreciation	172,882	134,994

Change in net assets resulting from operations	306,053	221,355

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,034)	(1,043)
Class C
From net investment income	(214)	(272)
Class R2
From net investment income	(9)	(6)
Class R5
From net investment income	(1,055)	(1,138)
Class R6
From net investment income	(234)	(316)
Select Class
From net investment income	(14,448)	(14,178)

Total distributions to shareholders	(16,994)	(16,953)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	78,434	33,897

NET ASSETS:
Change in net assets	367,493	238,299
Beginning of period	1,098,120	859,821

End of period	$1,465,613	$1,098,120

Accumulated undistributed (distributions in excess of) net investment income	$(141)	$(638)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,047	$3,021	$51,201	$36,878
Distributions reinvested	54	85	505	1,060
Cost of shares redeemed	(2,430)	(3,204)	(64,819)	(44,655)

Change in net assets resulting from Class A capital transactions	$(1,329)	$(98)	$(13,113)	$(6,717)

Class C
Proceeds from shares issued	$997	$603	$1,022	$527
Distributions reinvested	7	12	21	65
Cost of shares redeemed	(218)	(441)	(1,397)	(1,686)

Change in net assets resulting from Class C capital transactions	$786	$174	$(354)	$(1,094)

Class R2
Proceeds from shares issued	$—	$—	$54	$79
Distributions reinvested	—	—	1	1
Cost of shares redeemed	—	—	(99)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(44)	$80

Class R5
Proceeds from shares issued	$—	$—	$426,650	$224,786
Distributions reinvested	—	—	11,848	10,815
Cost of shares redeemed	—	—	(20,847)	(39,949)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$417,651	$195,652

Select Class
Proceeds from shares issued	$1,514	$370	$101,250	$135,367
Distributions reinvested	6	7	11,463	922
Cost of shares redeemed	(95)	(295)	(324,468)	(335,525)

Change in net assets resulting from Select Class capital transactions	$1,425	$82	$(211,755)	$(199,236)

Total change in net assets resulting from capital transactions	$882	$158	$192,385	$(11,315)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	37	133	1,526	1,290
Reinvested	2	4	15	40
Redeemed	(85)	(141)	(1,891)	(1,662)

Change in Class A Shares	(46)	(4)	(350)	(332)

Class C
Issued	34	27	30	17
Reinvested	— (a)	1	1	3
Redeemed	(8)	(20)	(42)	(63)

Change in Class C Shares	26	8	(11)	(43)

Class R2
Issued	—	—	2	3
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(3)	—

Change in Class R2 Shares	—	—	(1)	3

Class R5
Issued	—	—	12,842	8,207
Reinvested	—	—	348	410
Redeemed	—	—	(603)	(1,437)

Change in Class R5 Shares	—	—	12,587	7,180

Select Class
Issued	51	16	3,090	5,026
Reinvested	— (a)	— (a)	335	35
Redeemed	(3)	(12)	(9,563)	(12,217)

Change in Select Class Shares	48	4	(6,138)	(7,156)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,517	$5,774	$41,307	$26,948
Distributions reinvested	108	212	1,257	985
Cost of shares redeemed	(15,891)	(9,619)	(34,483)	(35,550)

Change in net assets resulting from Class A capital transactions	$(7,266)	$(3,633)	$8,081	$(7,617)

Class B
Proceeds from shares issued	$—	$—	$142	$149
Distributions reinvested	—	—	32	20
Cost of shares redeemed	—	—	(3,652)	(2,235)

Change in net assets resulting from Class B capital transactions	$—	$—	$(3,478)	$(2,066)

Class C
Proceeds from shares issued	$2,456	$1,784	$11,340	$8,309
Distributions reinvested	6	24	192	81
Cost of shares redeemed	(2,301)	(2,990)	(8,150)	(7,371)

Change in net assets resulting from Class C capital transactions	$161	$(1,182)	$3,382	$1,019

Class R2
Proceeds from shares issued	$79	$263	$—	$—
Distributions reinvested	1	4	—	—
Cost of shares redeemed	(211)	(122)	—	—

Change in net assets resulting from Class R2 capital transactions	$(131)	$145	$—	$—

Class R5
Proceeds from shares issued	$12,500	$14,578	$—	$—
Distributions reinvested	1,052	1,300	—	—
Cost of shares redeemed	(21,523)	(35,556)	—	—

Change in net assets resulting from Class R5 capital transactions	$(7,971)	$(19,678)	$—	$—

Select Class
Proceeds from shares issued	$46,041	$70,793	$57,111	$51,238
Distributions reinvested	3,875	268	3,315	250
Cost of shares redeemed	(129,123)	(121,220)	(130,224)	(57,616)

Change in net assets resulting from Select Class capital transactions	$(79,207)	$(50,159)	$(69,798)	$(6,128)

Total change in net assets resulting from capital transactions	$(94,414)	$(74,507)	$(61,813)	$(14,792)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	250	211	1,876	1,585
Reinvested	3	8	57	58
Redeemed	(491)	(356)	(1,597)	(2,112)

Change in Class A Shares	(238)	(137)	336	(469)

Class B
Issued	—	—	8	10
Reinvested	—	—	2	1
Redeemed	—	—	(188)	(149)

Change in Class B Shares	—	—	(178)	(138)

Class C
Issued	74	65	581	541
Reinvested	— (a)	1	10	6
Redeemed	(71)	(112)	(421)	(491)

Change in Class C Shares	3	(46)	170	56

Class R2
Issued	2	11	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(7)	(5)	—	—

Change in Class R2 Shares	(5)	6	—	—

Class R5
Issued	367	532	—	—
Reinvested	31	49	—	—
Redeemed	(641)	(1,260)	—	—

Change in Class R5 Shares	(243)	(679)	—	—

Select Class
Issued	1,443	2,600	2,579	2,855
Reinvested	113	10	144	14
Redeemed	(3,732)	(4,363)	(5,636)	(3,405)

Change in Select Class Shares	(2,176)	(1,753)	(2,913)	(536)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,132	$12,723
Distributions reinvested	1,016	1,013
Cost of shares redeemed	(22,532)	(17,470)

Change in net assets resulting from Class A capital transactions	$23,616	$(3,734)

Class C
Proceeds from shares issued	$8,164	$3,716
Distributions reinvested	193	236
Cost of shares redeemed	(4,558)	(5,495)

Change in net assets resulting from Class C capital transactions	$3,799	$(1,543)

Class R2
Proceeds from shares issued	$491	$827
Distributions reinvested	7	6
Cost of shares redeemed	(289)	(89)

Change in net assets resulting from Class R2 capital transactions	$209	$744

Class R5
Proceeds from shares issued	$10,240	$5,218
Distributions reinvested	1,055	1,138
Cost of shares redeemed	(9,584)	(8,368)

Change in net assets resulting from Class R5 capital transactions	$1,711	$(2,012)

Class R6
Proceeds from shares issued	$20,752	$6,617
Distributions reinvested	234	153
Cost of shares redeemed	(15,146)	(18,538)

Change in net assets resulting from Class R6 capital transactions	$5,840	$(11,768)

Select Class
Proceeds from shares issued	$447,101	$297,078
Distributions reinvested	11,704	10,361
Cost of shares redeemed	(415,546)	(255,229)

Change in net assets resulting from Select Class capital transactions	$43,259	$52,210

Total change in net assets resulting from capital transactions	$78,434	$33,897

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	1,328	470
Reinvested	29	37
Redeemed	(674)	(664)

Change in Class A Shares	683	(157)

Class C
Issued	243	136
Reinvested	6	9
Redeemed	(137)	(208)

Change in Class C Shares	112	(63)

Class R2
Issued	13	32
Reinvested	— (a)	— (a)
Redeemed	(9)	(3)

Change in Class R2 Shares	4	29

Class R5
Issued	305	193
Reinvested	30	41
Redeemed	(287)	(303)

Change in Class R5 Shares	48	(69)

Class R6
Issued	577	243
Reinvested	7	6
Redeemed	(426)	(667)

Change in Class R6 Shares	158	(418)

Select Class
Issued	13,485	10,906
Reinvested	337	376
Redeemed	(12,261)	(9,557)

Change in Select Class Shares	1,561	1,725

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Year Ended June 30, 2014	$25.54	$0.20	(d)	$6.37	$6.57	$(0.18)
Year Ended June 30, 2013	21.13	0.21	(d)(e)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(d)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(d)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(d)	2.16	2.21	(0.19)

Class C
Year Ended June 30, 2014	25.14	0.05	(d)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(d)(e)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(d)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(d)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(d)	2.13	2.10	(0.15)

Select Class
Year Ended June 30, 2014	25.65	0.28	(d)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(d)(e)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(d)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(d)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(d)	2.17	2.26	(0.21)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Cass A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.93	25.78%	$9,466	1.17%	0.68%		2.19%	49%
25.54	22.15	8,765	1.25	0.92	(e)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145

31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(e)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145

32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(e)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid America Fund
Class A
Year Ended June 30, 2014	$29.76	$0.30	(d)	$7.49	$7.79	$(0.27)
Year Ended June 30, 2013	24.68	0.34	(d)	5.15	5.49	(0.41)
Year Ended June 30, 2012	24.55	0.19	(d)	0.10	0.29	(0.16)
Year Ended June 30, 2011	18.54	0.17	(d)	6.01	6.18	(0.17)
Year Ended June 30, 2010	16.41	0.13	(d)	2.35	2.48	(0.35)

Class C
Year Ended June 30, 2014	29.53	0.13	(d)	7.42	7.55	(0.09)
Year Ended June 30, 2013	24.48	0.20	(d)	5.12	5.32	(0.27)
Year Ended June 30, 2012	24.29	0.07	(d)	0.12	0.19	—
Year Ended June 30, 2011	18.33	0.06	(d)	5.94	6.00	(0.04)
Year Ended June 30, 2010	16.28	0.03	(d)	2.34	2.37	(0.32)

Class R2
Year Ended June 30, 2014	29.43	0.21	(d)	7.40	7.61	(0.22)
Year Ended June 30, 2013	24.43	0.26	(d)	5.11	5.37	(0.37)
Year Ended June 30, 2012	24.21	0.13	(d)	0.12	0.25	(0.03)
Year Ended June 30, 2011	18.36	0.13	(d)	5.92	6.05	(0.20)
Year Ended June 30, 2010	16.29	0.09	(d)	2.33	2.42	(0.35)

Class R5
Year Ended June 30, 2014	29.94	0.46	(d)	7.54	8.00	(0.40)
Year Ended June 30, 2013	24.84	0.46	(d)	5.19	5.65	(0.55)
Year Ended June 30, 2012	24.69	0.30	(d)	0.10	0.40	(0.25)
Year Ended June 30, 2011	18.65	0.26	(d)	6.06	6.32	(0.28)
Year Ended June 30, 2010	16.47	0.22	(d)	2.36	2.58	(0.40)

Select Class
Year Ended June 30, 2014	30.00	0.38	(d)	7.56	7.94	(0.33)
Year Ended June 30, 2013	24.88	0.41	(d)	5.20	5.61	(0.49)
Year Ended June 30, 2012	24.73	0.25	(d)	0.10	0.35	(0.20)
Year Ended June 30, 2011	18.68	0.23	(d)	6.04	6.27	(0.22)
Year Ended June 30, 2010	16.51	0.18	(d)	2.37	2.55	(0.38)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.28	26.26%	$97,155	1.04%	0.90%	1.05%	67%
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102
18.54	14.96	49,927	1.25	0.64	1.29	108

36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102
18.33	14.37	10,221	1.75	0.14	1.79	108

36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102
18.36	14.68	105	1.50	0.47	1.54	108

37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102
18.65	15.49	105,092	0.80	1.12	0.84	108

37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102
18.68	15.28	1,259,093	1.00	0.90	1.04	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2014	$29.36	$0.18	(d)(e)	$7.64	$7.82	$(0.13)
Year Ended June 30, 2013	25.00	0.21	(d)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(d)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(d)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(d)	2.20	2.27	(0.13)

Class C
Year Ended June 30, 2014	28.93	0.01	(d)(e)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(d)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(d)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(d)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(d)	2.18	2.15	(0.04)

Class R2
Year Ended June 30, 2014	28.91	0.09	(d)(e)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(d)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(d)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(d)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(d)	2.20	2.22	(0.11)

Class R5
Year Ended June 30, 2014	29.41	0.33	(d)(e)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(d)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(d)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(d)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(d)	2.22	2.37	(0.22)

Select Class
Year Ended June 30, 2014	29.52	0.26	(d)(e)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(d)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(d)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(d)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(d)	2.22	2.34	(0.18)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.05	26.68%	$33,563	1.16%	0.54	%(e)	1.17%	67%
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118

36.45	26.05	19,566	1.65	0.03	(e)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118

36.49	26.41	601	1.41	0.28	(e)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118

37.09	27.23	124,489	0.71	0.98	(e)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118

37.23	27.00	597,963	0.91	0.79	(e)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2014	$18.79	$0.08	(d)(e)	$5.41	$5.49	$(0.07)	$(0.10)	$(0.17)
Year Ended June 30, 2013	14.99	0.13	(d)(f)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(d)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(d)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(d)	2.02	2.09	(0.08)	—	(0.08)

Class B
Year Ended June 30, 2014	16.86	(0.05	)(d)(e)	4.84	4.79	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.47	0.02	(d)(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(d)(g)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(d)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2014	16.87	(0.05	)(d)(e)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(d)(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(d)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(d)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	19.45	0.14	(d)(e)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(d)(f)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(d)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(d)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(d)	2.08	2.19	(0.11)	—	(0.11)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.45)%, (0.42)% and 0.45% for Class A, Class B, Class C, and Select Class Shares, respectively.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.02), $(0.03) and $0.13 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.16)%, (0.17)% and 0.72% for Class A, Class B, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.11	29.30%	$193,342	1.16%	0.38	%(e)	1.32%	64%
18.79	26.30	144,405	1.23	0.78	(f)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65

21.56	28.47	5,680	1.78	(0.28	)(e)	1.83	64
16.86	25.51	7,451	1.87	0.14	(f)	1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65

21.56	28.43	49,796	1.79	(0.25	)(e)	1.82	64
16.87	25.51	36,073	1.87	0.13	(f)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65

24.97	29.61	348,077	0.91	0.62	(e)	1.08	64
19.45	26.60	327,834	0.98	1.03	(f)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Year Ended June 30, 2014	$29.76	$0.40	(f)	$7.36	$7.76	$(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)

Class C
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)

Class R2
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)

Class R5
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)

Class R6
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)
November 30, 2010(g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)

Select Class
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.13	26.17%	$114,036	0.94%	1.19%	1.17%	49%
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113

36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113

37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113

37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113

37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$16,622	$—	$—	$16,622

Intrepid America Fund
Total Investments in Securities (a)	$2,991,414	$—	$—	$2,991,414

Appreciation in Other Financial Instruments
Futures Contracts	$483	$—	$—	$483

Intrepid Growth Fund
Total Investments in Securities (a)	$781,984	$—	$—	$781,984

Appreciation in Other Financial Instruments
Futures Contracts	$91	$—	$—	$91

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$593,265	$1,176	$—	$594,441

Appreciation in Other Financial Instruments
Futures Contracts	$173	$—	$—	$173

Intrepid Value Fund
Total Investments in Securities (a)	$1,448,622	$—	$—	$1,448,622

Appreciation in Other Financial Instruments
Futures Contracts	$284	$—	$—	$284

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$65,205	$17,296	$14,917	$44,031
Ending Notional Balance Long	59,841	9,274	16,294	44,124

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid Advantage Fund	$—	(a)	$(2)	$2
Intrepid America Fund	—		(363)	363
Intrepid Growth Fund	—		(153)	153
Intrepid Mid Cap Fund	(115)		(120)	235
Intrepid Value Fund	—		(94)	94

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund*	0.40
Intrepid Growth Fund*	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund*	0.40

*	Prior to September 1, 2013, the Investment Advisory fee was accrued at 0.65% of the Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—	(a)
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	10	—
Intrepid Mid Cap Fund	49	—	(a)
Intrepid Value Fund	18	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6	Select Class
Intrepid Advantage Fund	1.15	%*	n/a		1.65	%*	n/a		n/a		n/a	0.90	%*
Intrepid America Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Growth Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Mid Cap Fund	1.15	***	1.79	%***	1.79	***	n/a		n/a		n/a	0.90	***
Intrepid Value Fund	0.95		n/a		1.45		1.20%		0.60%		0.55%	0.80

*	Prior to September 1, 2013, the contractual expense limitations for Intrepid Advantage Fund were 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class, respectively.
**	Prior to November 1, 2013, the contractual expense limitations for Intrepid America Fund and Intrepid Growth Fund were 1.25%, 1.75%, 1.50%, 0.80% and 1.00% for Class A, Class C, Class R2, Class R5 and Select Class, respectively.
***	Prior to September 1, 2013, the contractual expense limitations for Intrepid Mid Cap Fund were 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$88	$10	$36	$134	$12
Intrepid America Fund	—	—	47	47	—
Intrepid Growth Fund	—	1	60	61	—
Intrepid Mid Cap Fund	5	—	850	855	—
Intrepid Value Fund	700	867	119	1,686	—

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$3	$3

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2014 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	150
Intrepid Growth Fund	36
Intrepid Mid Cap Fund	25
Intrepid Value Fund	90

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$7,315	$6,952	$—	$—
Intrepid America Fund	1,950,707	1,732,822	—	—
Intrepid Growth Fund	500,864	584,716	—	—
Intrepid Mid Cap Fund	356,935	430,367	1,296	930
Intrepid Value Fund	701,392	629,147	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$12,310	$4,389	$77	$4,312
Intrepid America Fund	2,281,995	731,745	22,326	709,419
Intrepid Growth Fund	568,056	219,209	5,281	213,928
Intrepid Mid Cap Fund	421,717	176,618	3,894	172,724
Intrepid Value Fund	1,082,919	373,418	7,715	365,703

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$78	$—	$78
Intrepid America Fund	26,526	—	26,526
Intrepid Growth Fund	5,545	—	5,545
Intrepid Mid Cap Fund	2,189	2,781	4,970
Intrepid Value Fund	16,994	—	16,994

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid Advantage Fund	$117	$117
Intrepid America Fund	36,668	36,668
Intrepid Growth Fund	6,481	6,481
Intrepid Mid Cap Fund	3,867	3,867
Intrepid Value Fund	16,953	16,953

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$49	$(3,111)	$4,312
Intrepid America Fund	17,338	88,333	709,419
Intrepid Growth Fund	2,749	(251,742)	213,928
Intrepid Mid Cap Fund	—	80,384	172,724
Intrepid Value Fund	6,173	67,010	365,703

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

For the Funds, the cumulative timing differences primarily consist of non-taxable dividends and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

As of June 30, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$3,111	$3,111
Intrepid Growth Fund	251,742	—	251,742

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$1,190
Intrepid America Fund	243,921
Intrepid Growth Fund	104,094
Intrepid Mid Cap Fund	26,914
Intrepid Value Fund	40,207

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	40.3%	44.2%
Intrepid Growth Fund	66.0	—
Intrepid Mid Cap Fund	46.5	—

Additionally, Intrepid Advantage Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2014

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,068.60	$5.90	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,065.50	8.45	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,069.70	4.62	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Intrepid America Fund
Class A
Actual	1,000.00	1,080.30	5.16	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,077.50	7.73	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R2
Actual	1,000.00	1,078.80	6.44	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,082.80	2.84	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,081.70	3.87	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,065.30	$5.79	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,063.00	8.34	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class R2
Actual	1,000.00	1,064.20	7.06	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,068.00	3.49	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Select Class
Actual	1,000.00	1,066.80	4.51	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,084.10	5.89	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class B
Actual	1,000.00	1,080.70	9.18	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Class C
Actual	1,000.00	1,080.40	9.18	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Select Class
Actual	1,000.00	1,085.00	4.65	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Intrepid Value Fund
Class A
Actual	1,000.00	1,079.90	4.85	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,077.10	7.42	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,078.90	6.13	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,081.90	3.05	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,082.20	2.79	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,080.70	4.08	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	71

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including Intrepid Mid Cap Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	73

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Value Fund	94.47

Long Term Capital Gain

The fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid Mid Cap Fund	$2,781

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$78
Intrepid America Fund	26,526
Intrepid Growth Fund	5,545
Intrepid Mid Cap Fund	2,189
Intrepid Value Fund	16,994

74	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-INT-614

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $369,500

2013 – $368,414

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $57,160

2013 – $139,900

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $113,250

2013 – $107,500

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 - $33.9 million

2012 - $31.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 4, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 4, 2014